As filed with the Securities and Exchange Commission onJuly 8, 1999
                           Registration Nos. 333-9745
                                  No. 811-07753


     ----------------------------------------------------------------------
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
      ---------------------------------------------------------------------

                                    FORM N-4
            REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 o
                           Pre-Effective Amendment No.

                         Post-Effective Amendment No. 8

                                       and
        REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940o

                                Amendment No. 9x


                              SEPARATE ACCOUNT VA-6
                           (Exact Name of Registrant)

                 TRANSAMERICA LIFE INSURANCE AND ANNUITY COMPANY
                               (Name of Depositor)

                  Transamerica Square, 401 North Tryon Street,
                         Charlotte, North Carolina 28202
              (Address of Depositor's Principal Executive Offices)
        Depositor's Telephone Number, including Area Code: (704) 330-5600

Name and Address of Agent for Service:                        Copy to:

JAMES W. DEDERER, Esq.            FREDERICK R. BELLAMY, Esq.
General Counsel and Secretary     Sutherland, Asbill & Brennan LLP
Transamerica Life Insurance       1275 Pennsylvania Avenue, N.W.
and Annuity Company               Washington, D.C. 20004-2415
1150 South Olive Street
Los Angeles, California  90015-2211

Title of securities being registered: Flexible premium deferred variable annuity contracts.




It is proposed that this filing will become effective:
_____ immediately upon filing pursuant to paragraph (b) on_________, 1999 pursuant to paragraph (b)

x 60 days after filing pursuant to paragraph (a)(1)
___on _ pursuant to paragraph (a)(1)

         If appropriate, check the following box:
                           o this Post-Effective Amendment designates a new effective date for a previously filed Post-Effective Amendment.

                              CROSS REFERENCE SHEET
                              Pursuant to Rule 495

                    Showing Location in Part A (Prospectus),
             Part B (Statement of Additional Information) and Part C
           of Registration Statement Information Required by Form N-4

                                     PART A

Item of Form N-4                                              Prospectus Caption

1.    Cover Page..............................................    Cover Page

2.    Definitions.............................................    Definitions

3.    Synopsis................................................    Summary of this Prospectus; Variable Account Fee Table

4.    Condensed Financial Information.........................    Condensed Financial Information

5.    General
      (a)  Depositor..........................................    Transamerica and the Separate Account
      (b)  Registrant.........................................    Transamerica and the Separate Account
      (c)  Portfolio Company..................................    The Funds
      (d)  Fund Prospectus....................................    The Funds
      (e)  Voting Rights......................................    Voting Rights
      (f)  Administrator.......................................   Charges under the Contracts

6.    Deductions and Expenses
      (a)  General............................................    Charges under the Contracts
      (b)  Sales Load %.......................................    Charges under the Contracts
      (c)  Special Purchase Plan..............................    Not Applicable
      (d)  Commissions........................................    Underwriter
      (e)  Fund Expenses......................................    Charges under the Contracts
      (f)  Operating Expenses.................................    Fee Table

7.    Contracts
      (a)  Persons with Rights................................    Description of the Contracts; Surrender of a Contract;
                                                                  Death Benefits; Voting Rights; Ownership
      (b)  (i)   Allocation of Purchase Payments
                 Payments.....................................    Description of the Contracts
           (ii)  Transfers....................................    Transfers
           (iii) Exchanges....................................    Federal Tax Matters
      (c)  Changes............................................    The Funds; Voting Rights

      (d)  Inquiries..........................................    Voting Rights

8.    Annuity Period..........................................    Settlement Payments

9.    Death Benefit...........................................    Death Benefits

10.   Purchase and Contract Value
      (a)  Purchases..........................................    Description of the Contracts
      (b)  Valuation..........................................    Description of the Contracts
      (c)  Daily Calculation..................................    Description of the Contracts
      (d)  Underwriter........................................    Underwriter

11.   Redemptions
      (a)  By Contract Owners.................................    Surrender of a Contract
           By Annuitant.......................................    Not Applicable
      (b)  Texas ORP..........................................    Not Applicable
      (c)  Check Delay........................................    Surrender of a Contract
      (d)  Lapse..............................................    Not Applicable
      (e)  Free Look..........................................    Right to Cancel

12.   Taxes................................Federal Tax Matters

13.   Legal Proceedings.......................................    Legal Proceedings

14.   Table of Contents for the
      Statement of
      Additional Information..................................    Table of Contents of the Statement of Additional
                                                                  Information


                                     PART B

Item of Form N-4                                                  Statement of Additional Information Caption

15.   Cover Page..............................................    Cover Page

16.   Table of Contents.......................................    Table of Contents

17.   General Information
      and History.............................................    General Information and History

18.   Services
      (a)  Fees and Expenses
           of Registrant......................................    (Prospectus) Variable Account Fee Table; (Prospectus)
                                                                  The Funds
      (b)  Management Contracts...............................    Not Applicable
      (c)  Custodian..........................................    Safekeeping of Separate Account Assets; Records and
                                                                  Reports
           Independent Auditors  .............................    Accountants
      (d)  Assets of Registrant...............................    Not Applicable
      (e)  Affiliated Person..................................    Not Applicable
      (f)  Principal Underwriter..............................    The Underwriter

19.   Purchase of Securities
      Being Offered...........................................    (Prospectus) Description of the Contracts
      Offering Sales Load.....................................    Charges under the Contracts

20.   Underwriters............................................    The Underwriter
21.   Calculation of Performance
      Data ...........Calculation of Yields and Total Returns
22.   Annuity Payments........................................    (Prospectus) Settlement Option Payments
23.   Financial Statements....................................    Financial Statements



                           PART C -- OTHER INFORMATION

Item of Form N-4                                                  Part C Caption

24.   Financial Statements
      and Exhibits
      (a)  Financial Statements...............................    Financial Statements
      (b)  Exhibits...........................................    Exhibits

25.   Directors and Officers of
      the Depositor...........................................    Directors and Officers of the Depositor

26.   Persons Controlled By or Under Common Control
      with the Depositor or Registrant .......................    Persons Controlled By or Under Common Control with the
                                                                  Depositor or Registrant

27.   Number of Contract Owners...............................    Number of Contract Owners

28.   Indemnification.........................................    Indemnification

29.   Principal Underwriters..................................    Principal Underwriter

30.   Location of Accounts
      and Records.............................................    Location of Accounts and Records

31.   Management Services.....................................    Management Services

32.   Undertakings............................................    Undertakings

      Signature Page..........................................    Signature Page



                                                             1
                                     PROFILE
                                     of the

                    TRANSAMERICA CLASSIC(R) VARIABLE ANNUITY

                                    Issued by
                 Transamerica Life Insurance and Annuity Company

                                September 7, 1999


         This Profile is a summary of some of the more important points that you should know and consider before purchasing the contract. The contract is more fully described in the full prospectus that accompanies this Profile. Please read the prospectus carefully.


1. The Contract. The Transamerica Classic(R) Variable Annuity is a contract between you and Transamerica Life Insurance and Annuity Company that allows you to invest your purchase payments in your choice of 17 mutual fund portfolios ("portfolios") in the variable account and two general account options. The portfolios are professionally managed and you can gain or lose money invested in a portfolio, but you could also earn more than investing in the general account options. We guarantee the safety of money invested in the general account options. Certain portfolios and general account options may not be available in all states.


The contract is a deferred annuity and it has two phases: the accumulation phase and the annuitization phase. During the accumulation phase, you can make additional payments to your contract, transfer money among the investment options, and withdraw some or all of your investment. During this phase, your earnings accumulate on a tax-deferred basis for individuals, but some or all of any money you withdraw may be taxable and/or subject to penalty. Tax deferral is not available for non-qualified contracts owned by corporations and some trusts.

During the annuitization phase, we will make periodic payments to you. The dollar amount of the payments may depend on the amount of money invested and earned during the accumulation phase and on other factors, such as the annuitant's age and sex.

2. Annuity Payments. You can generally decide when to end the accumulation phase and begin receiving annuity payments from us. You may choose fixed payments, where the dollar amount of each payment generally remains the same, or variable payments, where the dollar amount of each payment may increase or decrease based on the investment performance of the portfolios you select. You can choose among payments for the lifetime of an individual, or payments for the longer of one lifetime or a guaranteed period of 10, 15, or 20 years, or payments for one lifetime and the lifetime of another individual.

3. Purchasing a Contract. Generally you must invest at least $5,000 ($2,000 for IRAs) to purchase a contract. You can make additional payments of at least $200 each ($100 each if made under an automatic payment plan deducted from your bank account). You may cancel your contract during the free look period.

The Transamerica Classic Variable Annuity is designed for long-term tax-deferred accumulation of assets, generally for retirement and other long-term goals. Individuals in high tax brackets get the most benefit from the tax deferral feature. You should not invest in the contract for short-term purposes or if you cannot take the risk of losing some of your investment.

4. Investment Options. VARIABLE ACCOUNT: You can invest in any of the following 17 portfolios:

            ----------------------------------------------- -------------------------------------------------
            Alger American Income & Growth                  MFS VIT Research
            ----------------------------------------------- -------------------------------------------------
            ----------------------------------------------- -------------------------------------------------
            Alliance VPF Growth & Income                    MSDW UF Fixed Income
            ----------------------------------------------- -------------------------------------------------
            ----------------------------------------------- -------------------------------------------------
            Alliance VPF Premier Growth                     MSDW UF High Yield
            ----------------------------------------------- -------------------------------------------------
            ----------------------------------------------- -------------------------------------------------
            Dreyfus VIF Capital Appreciation                MSDW UF International Magnum
            ----------------------------------------------- -------------------------------------------------
            ----------------------------------------------- -------------------------------------------------
            Dreyfus VIF Small Cap                           OCC Accumulation Trust Managed
            ----------------------------------------------- -------------------------------------------------
            ----------------------------------------------- -------------------------------------------------

            Janus Aspen Series Balanced                     OCC Accumulation Trust Small Cap

            ----------------------------------------------- -------------------------------------------------
            ----------------------------------------------- -------------------------------------------------

            Janus Aspen Series Worldwide Growth             Transamerica VIF Growth

            ----------------------------------------------- -------------------------------------------------
            ----------------------------------------------- -------------------------------------------------
            MFS VIT Emerging Growth                         Transamerica VIF Money Market
            ----------------------------------------------- -------------------------------------------------
            ----------------------------------------------- -------------------------------------------------
            MFS VIT Growth with Income
            ----------------------------------------------- -------------------------------------------------

You can earn or lose money in any of these portfolios. These portfolios are described in their own prospectuses. All portfolios may not be available in all states.

GENERAL ACCOUNT: You can also allocate payments to the general account options, where we guarantee the principal invested plus an annual interest rate of at least 3%. The general account options include a fixed account and guarantee period options.


5. Expenses. We make certain charges against and deductions from values available under the contract:


          If you withdraw your money within seven years of investing it, there may be a contingent deferred sales load of up to 6% of the amount invested.

          We deduct an annual account fee of no more than $30 (the fee is waived for account values over $50,000).

          We deduct insurance and administrative charges of 1.35% per year from your average daily value in the variable account.



          If you elect the Living Benefits Rider (or Waiver of Contingent Deferred Sales Load Rider in some states), we will deduct a monthly fee equal to 1/12 of 0.05% at the end of each contract month based on the account value at that time.

          Depending on the benefit level you select, if you elect the Additional Death Benefit Rider, we will withdraw 1/12 of the annual premium at the end of each contract month. The annual premium is the annual rate times the account value as of the last contract anniversary. The annual rate is determined by the benefit level elected. The current annual premium is: (a) for the 28% benefit level, 0.25% of the account value for attained ages before age 60 and 0.28% of the account value for attained ages 60 and over; or (b) for the 40% benefit level, 0.36% of the account value for attained ages before age 60, and 0.40% of the account value for attained ages 60 and over.
         This withdrawal is taxable.


          The first 18 transfers each year are free (then we will deduct a $10 fee for each additional transfer).

          Advisory fees are also deducted by the portfolios' managers, and the portfolios pay other expenses which, in total, range from 0.60% to 1.15% of the amounts in the portfolios.

          There  might  be  premium  tax  charges  ranging  from 0 to 5% of your
         investment   and/or  amounts  you  use  to  purchase  annuity  benefits
         (depending on your state's law).


The following chart shows these charges (not including the optional Living Benefits Rider fees or Additional Death Benefit Rider premiums, any transfer fees or premium taxes). The $30 annual account fee is included in the first column as a charge of 0.075%. The third column is the sum of the first two columns. The examples in the last two columns show the total amounts you would be charged if you invested $1,000, the investment grew 5% each year, and you withdrew your entire investment after one year or 10 years. Year one includes the contingent deferred sales load and year 10 does not.






                                         ------------------------------------------------------------------
                                             Total        Total                     Total        Total
                                            Annual        Annual       Total       Expenses     Expenses
                                           Insurance    Portfolio      Annual     at End of    at End of
                                            Charges      Charges      Charges       1 Year      10 Years
                                         ------------------------------------------------------------------
-----------------------------------------

Alger American Income & Growth               1.425%        0.70%        2.125        $73          $246
Alliance VPF Growth & Income                 1.425%        0.73%        2.155        $73          $249
Alliance VPF Premier Growth                  1.425%        1.06%        2.485        $76          $282
Dreyfus VIF Capital Appreciation Growth      1.425%        0.81%        2.235        $74          $257
Dreyfus VIF Small Cap                        1.425%        0.77%        2.195        $73          $253
Janus Aspen Series Balanced                  1.425%        0.74%        2.165        $73          $250
Janus Aspen Series Worldwide Growth          1.425%        0.72%        2.145        $73          $248
MFS VIT Emerging Growth                      1.425%        0.85%        2.275        $74          $261
MFS VIT Growth with Income                   1.425%        0.88%        2.305        $74          $264
MFS VIT Research                             1.425%        0.86%        2.285        $74          $262
MSDW UF Fixed Income                         1.425%        0.70%        2.125        $73          $246
MSDW UF High Yield                           1.425%        0.80%        2.225        $74          $256
MSDW UF International Magnum                 1.425%        1.15%        2.575        $77          $291
OCC Accumulation Trust Managed               1.425%        0.82%        2.245        $74          $258
OCC Accumulation Trust Small Cap             1.425%        0.88%        2.305        $74          $264
Transamerica VIF Growth                      1.425%        0.85%        2.275        $74          $261
Transamerica VIF Money Market                1.425%        0.60%        2.025        $72          $235

-----------------------------------------------------------------------------------------------------------

The Annual Portfolio Charges above are for the year ended December 31, 1998 and reflect any expense reimbursements or fee waivers. Expenses may be higher or lower in the future. See the "Variable Account Fee Table" in the Transamerica Classic Variable Annuity prospectus for more detailed information.


6. Federal Income Taxes. Individuals generally are not taxed on increases in the account value until a distribution occurs (e.g., a withdrawal or annuity payment) or is deemed to occur (e.g., a pledge, loan, or assignment of the contract). If you withdraw money, earnings come out first and are taxed. Generally, some portion (sometimes all) of any distribution or deemed distribution is taxable as ordinary income. This includes withdrawals of the Additional Death Benefit Rider premiums. In some cases, income taxes will be withheld from distributions. If you are under age 59 1/2 when you withdraw money, an additional 10% federal tax penalty may apply on the withdrawn earnings. Certain owners of non-qualified contracts that are not individuals may be currently taxed on increases in the account value, whether distributed or not. Qualified contracts are subject to special income tax rules depending on the plan or arrangement.


 7. Access to Your Money. You can generally take money out at any time during the accumulation phase. We may assess a contingent deferred sales load of up to 6% of a purchase payment, but no contingent deferred sales load will be assessed on money that has been in the contract for seven years or longer. In certain cases, if you elect the Living Benefits Rider when you purchase the contract, the contingent deferred sales load may be waived if you are in a hospital or nursing home for a long period or, in some states, if you are diagnosed with a terminal illness, or if you are receiving medically required in-home care.


Subject to certain conditions, each contract year you may withdraw the greater of accumulated earnings or 15% of purchase payments received less than seven years old as of the last contract anniversary without incurring a contingent deferred sales load. Additionally, at any time you can withdraw accumulated earnings on your purchase payments not previously withdrawn without incurring such sales load. Withdrawals from qualified contracts may be subject to severe restrictions and, in certain circumstances, prohibited.


You may have to pay income taxes on amounts you withdraw and there may also be a 10% tax penalty if you make withdrawals before you are 59 1/2 years old.


If you withdraw money from a guarantee period prematurely, you may forfeit some of the interest that you earned, but you will always receive the principal you allocated to the guarantee period plus 3% interest, less any contingent deferred sales load that may apply.

8. Past Investment Performance. The value of the money you allocate to the portfolios will go up or down, depending on the investment performance of the portfolios you select. The following chart shows the adjusted past investment performance on a year-by-year basis for each portfolio. These figures have already been reduced by the insurance charges, the account fee, the advisory fee and all the expenses of the portfolios. These figures do not include the contingent deferred sales load, the fees for the optional Riders, any transfer fees or premium taxes, which would reduce performance if applied


Past performance is no guarantee of future performance or earnings.

                                                                             CALENDAR YEAR
                                           ----------------------------------------------------------------
SUB-ACCOUNT                                    1998         1997          1996        1995        1994
                                           ----------------------------------------------------------------
-------------------------------------------

Alger American Income & Growth                30.55%       34.37%        17.98%      33.23%      -9.59%
Alliance VPF Growth & Income                  19.20%       26.98%        22.34%      33.96%      -1.85%
Alliance VPF Premier Growth                   45.93%       31.98%        20.97%      42.82%      -4.34%
Dreyfus VIF Capital Appreciation Growth       28.36%       26.29%        23.78%      31.65%       1.57%
Dreyfus VIF Small Cap                         -4.80%       15.10%        14.94%      27.56%       6.22%
Janus Aspen Series Balanced                   32.42%       20.38%        14.54%      23.03%      -0.59%
Janus Aspen Series Worldwide Growth           27.13%       20.43%        27.22%      25.58%       0.09%
MFS VIT Emerging Growth                       32.38%       20.11%        15.36%        NA          NA
MFS VIT Growth with Income                    20.62%       27.96%        22.69%        NA          NA
MFS VIT Research                              21.59%       18.64%        20.60%        NA          NA
MSDW UF Fixed Income                          6.39%          NA            NA          NA          NA
MSDW UF High Yield                            3.33%          NA            NA          NA          NA
MSDW UF International Magnum                  7.44%          NA            NA          NA          NA
OCC Accumulation Trust Managed                5.62%        20.57%        21.03%      43.52%       1.16%
OCC Accumulation Trust Small Cap             -10.32%       20.52%        17.03%      13.60%      -2.42%
Transamerica VIF Growth                       41.29%       44.45%        26.00%      51.34%       6.10%
Transamerica VIF Money Market                   NA           NA            NA          NA          NA

-----------------------------------------------------------------------------------------------------------

                                           ----------------------------------------------------------------
SUB-ACCOUNT                                    1993         1992          1991        1990        1989
                                           ----------------------------------------------------------------
-------------------------------------------

Alger American Income & Growth                8.78%         7.09%        21.77%      -1.15%       5.88%
Alliance VPF Growth & Income                  10.11%        6.40%          NA          NA          NA
Alliance VPF Premier Growth                   11.03%         NA            NA          NA          NA
Dreyfus VIF Capital Appreciation Growth         NA           NA            NA          NA          NA
Dreyfus VIF Small Cap                         65.82%       69.04%       156.16%        NA          NA
Janus Aspen Series Balanced                     NA           NA            NA          NA          NA
Janus Aspen Series Worldwide Growth             NA           NA            NA          NA          NA
MFS VIT Emerging Growth                         NA           NA            NA          NA          NA
MFS VIT Growth with Income                      NA           NA            NA          NA          NA
MFS VIT Research                                NA           NA            NA          NA          NA
MSDW UF Fixed Income                            NA           NA            NA          NA          NA
MSDW UF High Yield                              NA           NA            NA          NA          NA
MSDW UF International Magnum                    NA           NA            NA          NA          NA
OCC Accumulation Trust Managed                8.82%        16.96%        43.94%      -5.01%      30.69%
OCC Accumulation Trust Small Cap              17.82%       19.77%        46.05%      -11.06%     16.68%
Transamerica VIF Growth                       20.98%       12.19%        39.32%      -12.05%     32.24%
Transamerica VIF Money Market                   NA           NA            NA          NA          NA

-----------------------------------------------------------------------------------------------------------

9. Death Benefit. If you or your joint owner die during the accumulation phase, a death benefit will be paid to your beneficiary.


If neither you nor your joint owner die before either of you turn age 85, the annuity death benefit will be the greatest of three amounts: (1) the account value; (2) the sum of all purchase payments less withdrawals taken, including any contingent deferred sales loads, and applicable premium tax charges; or (3) the highest account value on any contract anniversary before the earlier of your or your joint owner's 85th birthday, plus purchase payments made, less withdrawals taken, including any contingent deferred sales loads, and premium tax charges since that contract anniversary. If death occurs after the earlier of your or your joint owner's 85th birthday, the annuity death benefit will be equal to the account value.

The Additional Death Benefit Rider is optional. You may elect either a 28% or 40% benefit percentage. The death benefit payable will be increased by an amount equal to either 28% or 40% of the excess, if any, of (a) over (b) as of the last contract anniversary, where: (a) is the annuity death benefit otherwise payable; and (b) is the adjusted purchase payments.

This benefit terminates on the later of: (a) the date settlement option payments begin; (b) the oldest insured's 80th birthday; or (c) the 20th contract anniversary, but in no event later than the oldest insured's 85th birthday.

If death does not occur before the benefit terminates, or if the owner cancels the Additional Death Benefit Rider while it is in effect, the owner may receive its cash values, if any, determined according to the laws and regulations of the jurisdiction in which the contract is delivered.


10. Other Information. The Transamerica Classic Variable Annuity offers other features you might be interested in. Some of these features are as follows:

Free Look. After you get your contract, you have 10 days to look it over and decide if it is really right for you (this period may be longer in certain states). If you decide not to keep the contract, you can cancel it during this period by delivering a written notice of cancellation and returning the contract to our Service Center at the address listed in item 11 below. Unless otherwise required by law, we will refund the purchase payments allocated to any general account option (less any withdrawals) plus the value in the variable account as of the date the written notice and the contract are received by our Service Center.

Telephone Transfers. You can generally arrange to transfer money between the investments in your contract by telephone.

Dollar Cost Averaging. You can instruct us to automatically transfer money from either the money market sub-account or the fixed account to any of the other variable sub-accounts each month. This is intended to give you a lower average cost per share or unit than a single one time investment.


Automatic Asset Rebalancing Option. The performance of each sub-account may cause the allocation of value among the sub-accounts to change. You may instruct us to periodically automatically rebalance the amounts in the sub-accounts by reallocating amounts among them.


Systematic Withdrawal Option. You can arrange to have us send you money automatically each month out of your contract, during the accumulation phase. There are limits on the amounts, and the payments may be taxable, and, prior to age 59 1/2, subject to the penalty tax. If the total amount of withdrawals (including systematic withdrawals) made in a contract year exceed the allowed amount to be withdrawn without a charge for that year, any applicable contingent deferred sales load will then apply.

Automatic Payout Option. For qualified contracts, many pension and retirement plans require that minimum amounts be distributed from the plan at certain ages. You can arrange to have such amounts distributed automatically during the accumulation phase.

Living Benefits Rider. If you elect this option, we will waive the applicable contingent deferred sales load if you or the joint owner; (a) receive extended medical care in a qualifying institution for at least 60 consecutive days; (b) receive medically required hospice or in-home care for at least 60 consecutive days; or (c) are diagnosed as terminally ill after the first contract year and are reasonably expected to die within 12 months.


Additional Death Benefit Rider. This optional Rider, if elected, provides that if the oldest insured dies before: (a) the date settlement option payments begin; (b) attaining age 80; or (c) the 20th contract anniversary, but in no event later than the oldest insured's 85th birthday, the death benefit payable will be increased by an amount equal to 28% or 40% of the excess, if any, of (a) over (b) as of the last contract anniversary, where: (a) is the annuity death benefit otherwise payable; and (b) is the adjusted purchase payments.


These features may not be available in all states and may not be suitable for your particular situation.

11. Inquiries. If you need further information or have any questions about the contract, please write or call:

                       Transamerica Annuity Service Center
                        401 North Tryon Street, Suite 700
                         Charlotte, North Carolina 28202
                                  800-420-7749

60

3


                               PROSPECTUS FOR THE


                TRANSAMERICA SERIESSM CLASSIC(R) VARIABLE ANNUITY

                  A Flexible Premium Deferred Variable Annuity

                                    Issued By

                           Transamerica Life Insurance
                                       and
                                 Annuity Company

              Offering 17 Sub-Accounts within the Variable Account
                       Designated as Separate Account VA-6

                                 In Addition to:

                                 A Fixed Account
                                        &
                           A Guarantee Period Account

      This prospectus contains
     information you should
     know before investing.

      Please keep this prospectus
     for future reference.


      You can obtain more information about Janus Aspen Series Worldwide Growth the contract by requesting a copy of the MFS VIT Emerging Growth Statement of Additional Information MFS VIT Growth with Income ("SAI") dated September 1, 1999. The SAI is MFS VIT Research available free by writing to Transamerica Annuity Service Center,
                  401 N. Tryon St., Suite 700,
                  Charlotte, NC 28202 or
                  by calling 800-420-7749.

                     Portfolios Associated with Sub-Accounts
                        Alger American Income and Growth
                      Alliance VPF Growth and Income
                        Alliance VPF Premier Growth
                     Dreyfus VIF Capital Appreciation
                           Dreyfus VIF Small Cap
                        Janus Aspen Series Balanced

         MSDW UF Fixed Income Life Insurance and Annuity Company,
                                      MSDW UF High Yield
                          MSDW UF International Magnum
                         OCC Accumulation Trust Managed
                        OCC Accumulation Trust Small Cap
                             Transamerica VIF Growth
                          Transamerica VIF Money Market

     The current SAI has been filed with the

     Securities and Exchange Commission and is incorporated by reference into this prospectus. The table of contents of the SAI is included at the end of this prospectus.

      The SEC's web site is http://www.sec.gov

      Transamerica's web site is
           http://www.transamerica.com

Neither the SEC nor any state securities commission has approved this investment offering or determined that this prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

                                September 7, 1999

                                TABLE OF CONTENTS


SUMMARY.....................................................................................................5
TRANSAMERICA LIFE INSURANCE AND ANNUITY COMPANY AND THE VARIABLE ACCOUNT...................................15

         Transamerica Life Insurance and Annuity Company...................................................15
         Published Ratings.................................................................................15
         Insurance Marketplace Standards Association.......................................................15
         The Variable Account..............................................................................15

THE PORTFOLIOS.............................................................................................16


         Portfolios Not Publicly Available.................................................................20
         Addition, Deletion, or Substitution...............................................................20
THE CONTRACT...............................................................................................20
         Ownership.........................................................................................21

PURCHASE PAYMENTS..........................................................................................21
         Allocation of Purchase Payments...................................................................22
         Free Look Option..................................................................................22
         Investment Option Limit...........................................................................22

ACCOUNT VALUE..............................................................................................22
         How Variable Accumulation Units Are Valued........................................................23
TRANSFERS..................................................................................................23
         Before the Annuity Date...........................................................................23
         Telephone Transfers...............................................................................24
         Other Restrictions................................................................................24
         Dollar Cost Averaging.............................................................................24
         Eligibility Requirement for Dollar Cost Averaging ................................................25
         Special Dollar Cost Averaging Option..............................................................25
         Automatic Asset Rebalancing.......................................................................25
         After the Annuity Date............................................................................25
CASH WITHDRAWALS...........................................................................................26
         Systematic Withdrawal Option......................................................................26
         Automatic Payment Option (APO)....................................................................27
ANNUITY DEATH BENEFIT......................................................................................28
         Ownership Changes...................................................................................
         Payment of Death Benefit..........................................................................28
         Designation of Beneficiaries......................................................................28
         Death of Owner of Joint Owner Before Annuity Date.................................................29
         If Annuitant Dies Before Annuity Date.............................................................29
         Death After Annuity Date..........................................................................29
         Survival Provision................................................................................30
ADDITIONAL DEATH BENEFIT RIDER...............................................................................
         Ownership Changes...................................................................................
         Payment of Additional Death Benefit.................................................................
         If the Insured Dies.................................................................................
CHARGES, FEES AND DEDUCTIONS...............................................................................30
         Contingent Deferred Sales Load/Surrender Charge...................................................30
         Free Withdrawals - Allowed Amount.................................................................30
         Free Withdrawals - Living Benefits Rider..........................................................31
         Other Free Withdrawals............................................................................31
         Administrative Charges............................................................................31
         Mortality and Expense Risk Charge.................................................................32
         Living Benefits Rider Fee.........................................................................33
         Additional Death Benefit Rider Premium..............................................................
         Premium Tax Charges...............................................................................32
         Transfer Fee......................................................................................33
         Option and Service Fees...........................................................................33
         Taxes.............................................................................................33
         Portfolio Expenses................................................................................33
         Interest Adjustment...............................................................................33
         Sales in Special Situations.......................................................................33

DISTRIBUTION OF THE CONTRACT...............................................................................33
SETTLEMENT OPTION PAYMENTS.................................................................................34

         Annuity Date......................................................................................34
         Settlement Option Payments........................................................................34
         Election of Settlement Option Forms and Payment Options...........................................34
         Payment Options...................................................................................35
         Fixed Payment Option..............................................................................35
         Variable Payment Option...........................................................................35
         Settlement Option Forms...........................................................................35
FEDERAL TAX MATTERS........................................................................................37
         Introduction......................................................................................37
         Purchase Payments.................................................................................37
         Taxation of Annuities.............................................................................37
         Qualified Contracts...............................................................................39
         Contracts Purchased by Nonresident Aliens and Foreign Corporations................................41
         Taxation of Transamerica .........................................................................41
         Tax Status of Contract............................................................................42
         Possible Changes in Taxation......................................................................43
         Other Tax Consequences............................................................................43
PERFORMANCE DATA...........................................................................................43
YEAR 2000 ISSUE............................................................................................45
LEGAL PROCEEDINGS..........................................................................................45
LEGAL MATTERS..............................................................................................45
ACCOUNTANTS AND FINANCIAL STATEMENTS.......................................................................45
VOTING RIGHTS..............................................................................................45
AVAILABLE INFORMATION......................................................................................46
STATEMENT OF ADDITIONAL INFORMATION - TABLE OF CONTENTS....................................................47
APPENDIX A - THE GENERAL ACCOUNT OPTIONS...................................................................48
         The General Account Options.......................................................................48
         The Fixed Account ................................................................................48
         The Guarantee Period Account .....................................................................49

APPENDIX B.................................................................................................52
         Example of Variable Accumulation Unit Value Calculations..........................................52
         Example of Variable Annuity Unit Value Calculations...............................................52
         Example of Variable Annuity Payment Calculations..................................................52
APPENDIX C.................................................................................................53
         Condensed Financial Information...................................................................53
APPENDIX D.................................................................................................54
         Definitions.......................................................................................54
APPENDIX E.................................................................................................56
         Disclosure Statement for Individual Retirement Annuities..........................................56



SUMMARY

The Contract


The Transamerica SeriesSM Transamerica Classic(R) Variable Annuity is a flexible purchase payment deferred annuity. It is designed to aid:


      your long-term financial planning needs; and

      your long-term retirement needs

The contract may be used in connection with a retirement plan which qualifies as:

      a retirement program under Sections 403(b), 408 or 408A of the Code;

          with various types of qualified pension and profit sharing plans under
     Section 401 of the Code; or

      with non-qualified plans.

Some qualified contracts may not be available in all states or in all situations.

The contract is issued by Transamerica Life Insurance and Annuity Company, an indirect wholly-owned subsidiary of Transamerica Corporation.

The principal office for Transamerica Life Insurance and Annuity Company is:

                                           401 North Tryon Street
                                         Charlotte, North Carolina
                                                   28202

We will issue the contract as:

      a certificate under a group annuity contract in some states; and

      as an individual annuity contract in other states.

The term contract as used in this prospectus refers to either:

      the individual annuity contract; or

      to a certificate issued under a group annuity contract.
The terms owner and you refer to:

      the owner or owners of the individual contract; or

      the owner or owners of the certificate.

We will establish and maintain an account for each contract. Each owner will receive either:

      an individual annuity contract; or

      a certificate evidencing the owner's coverage under a group annuity contract.

The contract provides that the account value, after certain adjustments, will be applied to a settlement option on a future date you select. This date will be the annuity date.

You may allocate all or portions of your purchase payments to:

      one or more variable sub-accounts; or

      the general account options.

Sub-Account Values Will Vary According to Investment Experience. The account value before the annuity date, except for amounts in the general account options, will vary depending on the investment experience of each of the variable sub-accounts selected by you as the owner. All benefits and values provided under the contract, when based on the investment experience of the variable account, are variable and are not guaranteed as to dollar amount. Therefore, before the annuity date, you bear the entire investment risk under the contract for amounts allocated to the variable account.

There is no guaranteed or minimum cash surrender value on amounts allocated to the variable account, so the proceeds of a surrender could be less than the amount invested.

The initial purchase payment for each contract must be at least $5,000, or, if for contributory IRAs, SEP/IRAs and Roth IRAs, $2,000. Generally each additional purchase payment must be at least $200, unless an automatic purchase payment plan is selected. See Purchase Payments on page 21.

The Variable Account

The variable account is a separate account, designated Separate Account VA-6, that is subdivided into variable sub-accounts. Assets of each variable sub-account are invested in a specified mutual fund portfolio. The variable sub-accounts currently available for investment are:

Alger American Income & Growth Alliance VPF Growth & Income Alliance VPF Premier Growth Dreyfus VIF Capital Appreciation Dreyfus VIF Small Cap Janus Aspen Series Balanced Janus Aspen Series Worldwide Growth MFS VIT Emerging Growth MFS VIT Growth with Income MFS VIT Research MSDW UF Fixed Income MSDW UF High Yield MSDW UF International Magnum OCC Accumulation Trust Managed OCC Accumulation Trust Small Cap Transamerica VIF Growth Portfolio Transamerica VIF Money Market



The portfolios pay their investment advisers and administrators certain fees charged against the assets of each portfolio. The variable accumulated value, if any, of a contract and the amount of any variable settlement option payments will vary to reflect the investment performance of the variable sub-accounts to which amounts have been allocated. Additionally, applicable charges are deducted. For more information see Charges, Fees and Deductions on page 30, The Portfolios on page 16, and the accompanying portfolio prospectuses.


Variable Account Fee Table

The purpose of this table is to assist you in understanding the various costs and expenses that you, as the owner will bear directly and indirectly. The table reflects expenses of the variable account and the mutual fund portfolios, as well as contract expenses and the fees for the optional riders. The table assumes that the entire account value is in the variable account. You should consider the information below together with the narrative provided under the heading Charges, Fees and Deductions on page 30 of this prospectus, and with the prospectuses for the portfolios. In addition to the expenses listed below, premium tax charges may be applicable.

                                  Sales Load(1)


           Sales Load Imposed on Purchase Payments                            0%

           Maximum Contingent Deferred Sales Load(2)                          6%

           Range of Contingent Deferred Sales Load Over Time:
                                                                     Contingent Deferred
           Years Since                                                   Sales Load
           Purchase Payment Receipt                          as a percentage of purchase payment
           Less than 1 year                                                  6%
           1 year but less than 2 years                                      6%
           2 years but less than 3 years                                     5%
           3 years but less than  4 years                                    5%
           4 years but less than  5 years                                    5%
           5 years but less than 6 years                                     4%
           6 years but less 7 years                                          2%
           7 or more years                                                   0%




                                          Other Contract Expenses


           Transfer Fee, first 18 per contract year(3)                       0
           Fees For Other Services and Options(4)                            0
           Account Fee(5)                                                    $30
           Living Benefits Rider Fee, if elected(6)                          0.05%
           Additional Death Benefit Rider Fee, if elected(7)
                    28% benefit (for attained ages up to age 60)             .25%
                    28% benefit (for attained ages age 60 and over)          .28%
                    40% benefit (for attained ages up to age 60)             .36%
                    40% benefit (for attained ages age 60 and over)          .40%

                                    Variable Account Annual Expenses(8)
                             as a percentage of the variable accumulated value
           Mortality and Expense Risk Charge                                 1.20%
           Administrative Expense Charge(9)                                  0.15%
           Total Variable Account Annual Expenses                            1.35%


                                             Portfolio Expenses

   as a percentage of assets after fee waiver and/or expense reimbursement(10)


                                                                                                 Total
                                                              Management         Other         Portfolio
         Portfolio                                               Fees           Expenses        Annual
                                                                                               Expenses

         Alger American Income & Growth                         0.625%           0.075%          0.70%

         Alliance VPF Growth & Income                           0.625%           0.105%          0.73%

         Alliance VPF Premier Growth                            0.97%            0.09%           1.06%

         Dreyfus VIF Capital Appreciation                       0.75%            0.06%           0.81%

         Dreyfus VIF Small Cap                                  0.75%            0.02%           0.77%

         Janus Aspen Series Balanced                            0.72%            0.02%           0.74%

         Janus Aspen Series Worldwide Growth                    0.65%            0.07%           0.72%

         MFS VIT Emerging Growth                                0.75%            0.10%           0.85%

         MFS VIT Growth with Income                             0.75%            0.13%           0.88%

         MFS VIT Research                                       0.75%            0.11%           0.86%

         MSDW UF Fixed Income                                   0.06%            0.64%           0.70%

         MSDW UF High Yield                                     0.15%            0.65%           0.80%

         MSDW UF International Magnum                           0.15%            1.00%           1.15%

         OCC Accumulation Trust Managed                         0.78%            0.04%           0.82%


         OCC Accumulation Trust Small Cap                       0.80%            0.08%           0.88%



         Transamerica VIF Growth                                0.64%            0.21%           0.85%

         Transamerica VIF Money Market                          0.00%            0.60%           0.60%

Expense information regarding the portfolios has been provided by the portfolios. In preparing the tables above and below and the examples that follow, we have relied on the figures provided by the portfolios. We have no reason to doubt the accuracy of that information, but we have not verified those figures. These figures are for the year ended December 31, 1998. Actual expenses in future years may be higher or lower than these figures.

Notes to Fee Table:

1. The contingent deferred sales load applies to each contract, regardless of how the account value is allocated between the variable account and the general account options.

2. A portion of the purchase payments may be withdrawn each contract year without imposition of any contingent deferred sales load, and after seven years, a purchase payment may be withdrawn free of any contingent deferred sales load. See Charges, Fees and Deductions on page 30.

          3. A transfer fee of $10 will be imposed for each transfer in excess of 18 in a contract year.

4. We currently do not impose fees for any other services, or options. However, we reserve the right to impose a fee for various services and options including dollar cost averaging, systematic withdrawals, automatic payouts, asset allocation and asset rebalancing.

5. The current account fee is $30, or 2% of the account value, if less, per contract year. This fee will be waived for account values over $50,000. This limit may be changed in the future. The fee may be changed, but it may not exceed $60, or 2% of the account value, if less.


6. If the owner elects a rider, the rider fee will be deducted at the rate of 1/12 of the annual rate at the end of each contract month based on the account value at that time.

7. If the owner elects the Additional Death Benefit Rider, the annual premium is based on the account value as of the last contract anniversary and is withdrawn at the rate of 1/12 of the annual premium at the end of each contract month. The premiums for the Additional Death Benefit Rider are guaranteed when the rider is issued. The rates may change for future issues, but may not exceed an annual rate of 0.75% of the account value. The premium fir the Additional Death Benefit Rider is a withdrawal from the contract may be taxable.


8. The variable account annual expenses do not apply to the general account options.

9. The current annual administrative expense charge of 0.15% may be increased to no more than 0.35%.

10. From time to time, the portfolios' investment advisers, each in its own discretion, may voluntarily waive all or part of their fees and/or voluntarily assume certain portfolio expenses. The expenses shown in the Portfolio Expenses table are the expenses paid for 1998. The expenses shown in that table reflect a portfolio's adviser's waivers of fees or reimbursement of expenses, if applicable. It is anticipated that such waivers or reimbursements will continue for calendar year 1999. Without such waivers or reimbursements, the annual expenses for 1998 for certain portfolios would have been, as a percentage of assets, as follows:

                                                       Management         Other        Total Portfolio
                                                           Fee           Expenses      Annual Expense
       Alliance VPF Premier Growth                        1.00%           0.09%             1.09%
       Janus Aspen Series Worldwide Growth                0.67%           0.07%             0.74%
       MSDW UF Fixed Income                               0.40%           0.64%             1.04%
       MSDW UF High Yield                                 0.50%           0.65%             1.15%
       MSDW UF International Magnum                       0.80%           1.00%             1.80%
       Transamerica VIF Growth                            0.75%           0.21%             0.96%
       Transamerica VIF Money Market                      0.35%           2.68%             3.03%

Examples

The following tables show the total expenses an owner would incur in various situations assuming a $1,000 investment and a 5% annual return on assets. These examples assume an average account value of $40,000 and, therefore, a deduction of 0.075% has been made to reflect the $30 account fee. These examples also assume that all amounts were allocated to the variable sub-account indicated. These examples also assume that no transfer fees or other option or service fees or premium tax charges have been assessed. Premium tax charges may be applicable. See Premium Tax Charges on page 32.


Examples 1 through 3 show expenses for contracts without the optional Riders based on fee waivers and reimbursements for the portfolios for 1998. There is no guarantee that any fee waivers or expense reimbursements will continue in the future. For annuitizations before the first contract anniversary, and for annuitizations under a form that does not include life contingencies, the contingent deferred sales load may apply. The Year 1 column in expense example 3 illustrates this occurrence.


An owner would pay the following expenses on a $1,000 investment, assuming a 5% annual return on assets:

Example 1: If the owner surrenders the contract at the end of the applicable time period:

                                            -------------------------------------------------------------
                                               1 Year         3 Years        5 Years        10 Years
                                            -------------------------------------------------------------
      --------------------------------------

      Alger American Income & Growth             $73           $109            $148           $246
      Alliance VPF Growth & Income               $73           $110            $150           $249
      Alliance VPF Premier Growth                $76           $120            $166           $282
      Dreyfus VIF Capital Appreciation           $74           $112            $154           $257
      Dreyfus VIF Small Cap                      $73           $111            $152           $253
      Janus Aspen Series Balanced                $73           $110            $150           $250
      Janus Aspen Series Worldwide Growth        $73           $110            $149           $248
      MFS VIT Emerging Growth                    $74           $114            $156           $261
      MFS VIT Growth with Income                 $74           $114            $157           $264
      MFS VIT Research                           $74           $114            $156           $262
      MSDW UF Fixed Income                       $73           $109            $148           $246
      MSDW UF High Yield                         $74           $112            $153           $256
      MSDW UF International Magnum               $77           $123            $171           $291
      OCC Accumulation Trust Managed             $74           $113            $154           $258
      OCC Accumulation Trust Small Cap           $74           $114            $157           $264
      Transamerica VIF Growth                    $74           $114            $156           $261
      Transamerica VIF Money Market              $72           $106            $143           $235

      ---------------------------------------------------------------------------------------------------

Example 2: If the owner does not surrender and does not annuitize the contract:

                                            -----------------------------------------------------------
                                               1 Year       3 Years        5 Years        10 Years
                                            -----------------------------------------------------------
      --------------------------------------

      Alger American Income & Growth             $22          $67           $114            $246
      Alliance VPF Growth & Income               $22          $67           $116            $249
      Alliance VPF Premier Growth               $25.          $77           $132            $282
      Dreyfus VIF Capital Appreciation           $23          $70           $120            $257
      Dreyfus VIF Small Cap                      $22          $69           $118            $253
      Janus Aspen Series Balanced                $22          $68           $116            $250
      Janus Aspen Series Worldwide Growth        $22          $67           $115            $248
      MFS VIT Emerging Growth                    $23          $71           $122            $261
      MFS VIT Growth with Income                 $23          $72           $123            $264
      MFS VIT Research                           $23          $71           $122            $262
      MSDW UF Fixed Income                       $22          $67           $114            $246
      MSDW UF High Yield                         $23          $70           $119            $256
      MSDW UF International Magnum               $26          $80           $137            $291
      OCC Accumulation Trust Managed             $23          $70           $120            $258
      OCC Accumulation Trust Small Cap           $23          $72           $123            $264
      Transamerica VIF Growth                    $23          $71           $122            $261
      Transamerica VIF Money Market              $21          $64           $109            $235

      -------------------------------------------------------------------------------------------------

Example 3: If the owner elects to annuitize at the end of the applicable period under a Settlement Option with life contingencies:

                                            -----------------------------------------------------------
                                               1 Year       3 Years        5 Years        10 Years
                                            -----------------------------------------------------------
      --------------------------------------

      Alger American Income & Growth             $73          $67           $114            $246
      Alliance VPF Growth & Income               $73          $67           $116            $249
      Alliance VPF Premier Growth                $76          $77           $132            $282
      Dreyfus VIF Capital Appreciation           $74          $70           $120            $257
      Dreyfus VIF Small Cap                      $73          $69           $118            $253
      Janus Aspen Series Balanced                $73          $68           $116            $250
      Janus Aspen Series Worldwide Growth        $73          $67           $115            $248
      MFS VIT Emerging Growth                    $74          $71           $122            $261
      MFS VIT Growth with Income                 $74          $72           $123            $264
      MFS VIT Research                           $74          $71           $122            $262
      MSDW UF Fixed Income                       $73          $67           $114            $246
      MSDW UF High Yield                         $74          $70           $119            $256
      MSDW UF International Magnum               $77          $80           $137            $291
      OCC Accumulation Trust Managed             $74          $70           $120            $258
      OCC Accumulation Trust Small Cap           $74          $72           $123            $264
      Transamerica VIF Growth                    $74          $71           $122            $261
      Transamerica VIF Money Market              $72          $64           $109            $235

      -------------------------------------------------------------------------------------------------


Examples  4 through 6 show  expenses  for  contracts  with the  optional  Living
Benefits Rider and Additional Death Benefit Rider based on the fee waivers and reimbursements for the portfolios for 1998. For the Additional Death Benefit
Rider, the examples reflect the current maximum premium of 0.40% of account value per contract year. There is no guarantee that fee waivers or expense reimbursements will continue in the future. For annuitizations before the first contract anniversary and for annuitizations under a form that does not include life contingencies, a contingent deferred sales load may apply. The Year 1 column in expense example 6 illustrates this occurrence.


An owner would pay the following expenses on a $1,000 investment, assuming a 5% annual return on assets:

  Example 4: If the owner surrenders the contract at the end of the applicable time period:

                                            --------------------------------------------------------------
                                               1 Year         3 Years         5 Years        10 Years
                                            --------------------------------------------------------------
      --------------------------------------

      Alger American Income & Growth             $73           $111            $151            $251
      Alliance VPF Growth & Income               $73           $111            $152            $254
      Alliance VPF Premier Growth                $77           $121            $169            $287
      Dreyfus VIF Capital Appreciation           $74           $114            $156            $262
      Dreyfus VIF Small Cap                      $74           $113            $154            $258
      Janus Aspen Series Balanced                $73           $112            $153            $255
      Janus Aspen Series Worldwide Growth        $73           $111            $152            $253
      MFS VIT Emerging Growth                    $75           $115            $158            $266
      MFS VIT Growth with Income                 $75           $116            $160            $269
      MFS VIT Research                           $75           $115            $159            $267
      MSDW UF Fixed Income                       $73           $111            $151            $251
      MSDW UF High Yield                         $74           $114            $156            $261
      MSDW UF International Magnum               $78           $124            $173            $296
      OCC Accumulation Trust Managed             $74           $114            $157            $263
      OCC Accumulation Trust Small Cap           $75           $116            $160            $269
      Transamerica VIF Growth                    $75           $115            $158            $266
      Transamerica VIF Money Market              $72           $108            $146            $241

      ----------------------------------------------------------------------------------------------------

Example 5: If the owner does not surrender and does not annuitize the contract:

                                            -----------------------------------------------------------
                                               1 Year       3 Years        5 Years        10 Years
                                            -----------------------------------------------------------
      --------------------------------------

      Alger American Income & Growth             $22          $68           $117            $251
      Alliance VPF Growth & Income               $22          $69           $118            $254
      Alliance VPF Premier Growth                $26          $79           $135            $287
      Dreyfus VIF Capital Appreciation           $23          $71           $122            $262
      Dreyfus VIF Small Cap                      $23          $70           $120            $258
      Janus Aspen Series Balanced                $22          $69           $119            $255
      Janus Aspen Series Worldwide Growth        $22          $69           $118            $253
      MFS VIT Emerging Growth                    $24          $73           $124            $266
      MFS VIT Growth with Income                 $24          $73           $126            $269
      MFS VIT Research                           $24          $73           $125            $267
      MSDW UF Fixed Income                       $22          $68           $117            $251
      MSDW UF High Yield                         $23          $71           $122            $261
      MSDW UF International Magnum               $27          $82           $139            $296
      OCC Accumulation Trust Managed             $23          $72           $123            $263
      OCC Accumulation Trust Small Cap           $24          $73           $126            $269
      Transamerica VIF Growth                    $24          $73           $124            $266
      Transamerica VIF Money Market              $21          $65           $112            $241

      -------------------------------------------------------------------------------------------------

Example 6: If the owner elects to annuitize at the end of the applicable period under a Settlement Option with life contingencies:

                                            ------------------------------------------------------------
                                                1 Year        3 Years       5 Years        10 Years
                                            ------------------------------------------------------------
      --------------------------------------

      Alger American Income & Growth             $73            $68           $117           $251
      Alliance VPF Growth & Income               $73            $69           $118           $254
      Alliance VPF Premier Growth                $77            $79           $135           $287
      Dreyfus VIF Capital Appreciation           $74            $71           $122           $262
      Dreyfus VIF Small Cap                      $74            $70           $120           $258
      Janus Aspen Series Balanced                $73            $69           $119           $255
      Janus Aspen Series Worldwide Growth        $73            $69           $118           $253
      MFS VIT Emerging Growth                    $75            $73           $124           $266
      MFS VIT Growth with Income                 $75            $73           $126           $269
      MFS VIT Research                           $75            $73           $125           $267
      MSDW UF Fixed Income                       $73            $68           $117           $251
      MSDW UF High Yield                         $74            $71           $122           $261
      MSDW UF International Magnum               $78            $82           $139           $296
      OCC Accumulation Trust Managed             $74            $72           $123           $263
      OCC Accumulation Trust Small Cap           $75            $73           $126           $269
      Transamerica VIF Growth                    $75            $73           $124           $266
      Transamerica VIF Money Market              $72            $65           $112           $241

      --------------------------------------------------------------------------------------------------

These examples should not be considered representations of past or future expenses. Actual expenses paid may be greater or less than those shown, subject to the guarantees in the contract. The assumed 5% annual rate of return is hypothetical and should not be considered a representation of past or future annual returns, which may be greater or less than this assumed rate.

                                                     61
Condensed Financial Information

You will find condensed financial information on each sub-account in Appendix C on page 53. You will find the full financial statements and reports of independent auditors for the variable account in the Statement of Additional Information.

General Account Options

There are two types of general account options:

      the fixed account; and

      the guarantee period account.

The amounts in the fixed account will be credited interest at a rate of not less than 3% annually. We may credit interest at a rate in excess of 3% at our discretion for any class. Each interest rate will be guaranteed to be credited for at least 12 months.

The other general account option, the guarantee period account, provides specified rates of interest for specified terms, currently three, five and seven years. These rates are subject to interest adjustments on early withdrawals or transfers which, if applicable, could reduce the interest credited to the 3% minimum rate.

The general account options are not available in all states. Refer to the contract for limitations.

Investment Options Limit

Currently, you may not elect more than a total of 18 investment options over the life of the contract. Investment options include variable sub-accounts and general account options.

Transfers Before the Annuity Date


Before  the  annuity  date,  you  may  transfer   values  between  the  variable
sub-accounts and the general account options. For transfers after the annuity date, see After the Annuity Date on page 25.


Transfers out of the fixed account are restricted to four per contract year and to a limited percentage of the fixed account value. We may allow more frequent transfers under certain services and options, for example, dollar cost averaging. Transfers out of a guarantee period before the end of the term may be subject to an interest adjustment which may reduce interest credited to the 3% minimum rate.

We currently impose a transfer fee of $10 for each transfer in excess of 18 made during the same contract year.

Withdrawals


You may withdraw all or part of the cash surrender value, other than from the Additional Death Benefit Rider, on or before the annuity date. The cash surrender value of your contract, other than from the Additional Death Benefit Rider, is the account value less any account fee, interest adjustment, contingent deferred sales load and premium tax charges. The account fee generally will be deducted on a full surrender of a contract if the account value is then less than $50,000. We may delay payment of any withdrawal from the general account options for up to six months.

Withdrawals may be taxable and subject to withholding and a penalty tax. This includes the withdrawal of Additional Death Benefit Rider premiums. Withdrawals from qualified contracts may be subject to severe restrictions and, in certain circumstances, prohibited. See Federal Tax Matters on page 38.


Contingent Deferred Sales Load/
Surrender Charge

We do not deduct a sales charge when purchase payments are made, although premium tax charges may be deducted. However, if any part of the account value is withdrawn, we may deduct a contingent deferred sales load, or surrender charge, of up to 6% of purchase payments. After we have held a purchase payment for seven years, you may withdraw it without charge. See Contingent Deferred Sales Load/Surrender Charge on page 30.


We do not assess the contingent deferred sales load on payment of death benefits, withdrawal of premiums for the Additional Death Benefit Rider, on transfers within the contract, or on certain annuitizations.


In most states, you may elect, for an extra charge, an optional Living Benefits Rider. It provides that we will waive the contingent deferred sales load in certain circumstances.


Also, beginning 30 days from the contract effective date, or at the end of the free look period if this ends later, you may withdraw any portion of the allowed amount each contract year without imposition of any contingent deferred sales load/surrender charge. The allowed amount for each contract year is equal to the greater of accumulated earnings not previously withdrawn or 15% of purchase payments received during the last seven years determined on the last contract anniversary, and accumulated earnings not previously withdrawn, less any withdrawals already taken that contract year.

All purchase payments not previously withdrawn that have been held at least seven years are not subject to a contingent deferred sales load. In addition, accumulated earnings, if any, in the account value are always available as the allowed amount. In calculating the contingent deferred sales load/surrender charge, we will consider withdrawals to be taken first from earnings, then from purchase payments, on a first in/first out basis.


Other Charges and Deductions

We deduct:

a mortality and expense risk charge of 1.20% annually of the assets in the variable account;


assets. The administrative expense charge may change, but we guarantee it won't exceed a maximum effective annual rate of 0.35%; and

an account fee of currently $30, or 2% of the account value, if less, at the end of each contract year and upon surrender. This fee may change, but we guarantee that it won't exceed the lesser of $60, or 2% of the account value, per contract year. If the account value is more than $50,000 on the last business day of a contract year, or as of the date the contract is surrendered, we will waive the account fee for that year.

After the annuity date, we will deduct the annual annuity fee of $30 in equal installments from each periodic payment under the variable payment option.

For each transfer in excess of 18 during a contract year, we will impose a transfer fee of $10. See Transfer Fee on page 33.

We do not currently deduct charges for premium taxes, including retaliatory premium taxes, except for annuitizations. But we could impose such charges in some jurisdictions. Depending on the applicability of such taxes, we could deduct the charges from purchase payments, from amounts withdrawn, and/or upon annuitization. See Premium Tax Charges on page 32.

In addition, amounts withdrawn or transferred out of a guarantee period account before the end of its term may be subject to an interest adjustment.


Living Benefits Rider. If you elect the Living Benefits Rider, we will deduct a fee of 1/12 of 0.05% of the account value at the end of each contract month. The rate is 1/12 times 0.05% times the account value. The Living Benefit Rider is not available in all states, or may be called a Waiver of Contingent Deferred Sales Load Rider.

Additional Death Benefit Rider. If you elect the Additional Death Benefit Rider, the annual premium is based on the account value as of the last contract anniversary and is determined by the benefit level you elect. For the 28% benefit, the current annual premium is:

      0.25% of the account value for attained ages before age 60; and

      0.28% of the account value for attained ages 60 and over.

For the 40% benefit, the current annual premium is:

      0.36% of the account value for attained ages before age 60; and

      0.40% of the of the account value for attained ages 60 and over.

We will withdraw 1/12 of the annual premium at the end of each contract month during the contract year.

These annual premiums are guaranteed when the Rider is issued. The premiums may change for future issues, but we guarantee that they won't exceed 0.75% of the account value per contract year.

We do not impose a contingent deferred sales load on the withdrawal of premiums for this Rider.

You may elect this Rider only before the contract effective date. It cannot be reinstated if cancelled. It may not be available in all states.

Currently, we do not deduct fees for any other services or options under the contract. However, we do reserve the right to impose fees to cover processing for certain services and options in the future. This may include dollar cost averaging, systematic withdrawals, automatic payouts, asset allocation and automatic asset rebalancing.

Other Services or Options

Currently, we do not deduct fees for any other services or options under the contract. However, we reserve the right to impose fees to cover processing for certain services and options in the future. This may include dollar cost averaging, systematic withdrawals, automatic payouts, asset allocation and automatic asset rebalancing.


Settlement Option Payments

Settlement option payments will be made either on a fixed basis or a variable basis or a combination of a fixed and variable basis, as you select. You have flexibility in choosing the annuity date, but it may generally not be a date later than an annuitant's 85th birthday or the tenth contract anniversary, whichever occurs last. The annuity date may never be later than an annuitant's 97th birthday. Certain qualified contracts may have restrictions as to the annuity date and the types of settlement options available.

Four settlement options are available under the contract:

1.    life annuity;

2.    life and contingent annuity;

3.    life annuity with period certain; or

4. joint and survivor annuity.

Death of Owner Before the Annuity Date


If an owner dies before the annuity date and neither the owner or joint owner has attained age 85, the annuity death benefit will be the greatest of three amounts:


a)    the account value;

b) the sum of all purchase payments less withdrawals taken and applicable premium tax charges; or

c) the highest account value on any contract anniversary before the earlier of your or a joint owner's 85th birthday, plus purchase payments made, less withdrawals taken and premium tax charges since that contract anniversary.


If owner dies before the annuity date and after either owner's 85th birthday, the annuity death benefit will be the account value.


The death benefit will generally be paid within seven days of receipt of the required proof of death of an owner and election of the method of settlement or as soon thereafter as we have sufficient information to make the payment. If no settlement method is elected, the death benefit will be distributed within five years after the owner's death. No contingent deferred sales load is imposed. The death benefit may be paid as either a lump sum or as a settlement option. Amounts in the guarantee period account will not be subject to interest adjustments in calculating the death benefit.

If the owner is not a natural person, we will treat the annuitant as the owner for purposes of the death benefit.


Additional Death Benefit

For non-qualified contracts, if the Additional Death Benefit Rider is elected, we will pay an additional death benefit if the owner or joint owner dies before the later of:

a)    the date settlement option payments begin;

b)    the older owners' 80th birthday; or

c) the 20th contract anniversary, but in no event later than the older owners' 85th birthday. The Additional Death Benefit payable will be equal to either 28% or 40%, as elected, of the excess, if any, of (a) over (b) on the last contract anniversary, where:

(a)   is the annuity death benefit otherwise payable; and

(b) is the adjusted purchase payments.

This  Rider is  intended  to  qualify as a life  insurance  contract  under Code
Section 7702. Notwithstanding any other provision of the contract or the Rider, we will interpret the Rider to maintain compliance with Code Section 7702.

The Additional Death Benefit will be determined as of the last contract anniversary before the date of death and will generally be paid within seven days of receipt of the required proof of death.

If the owner is not a natural person, we will treat the owner or owners as the insured(s) for purposes of the Additional Death Benefit.


Federal Income Tax Consequences


An owner who is a natural person generally should not be taxed on increases in the account value until a distribution under the contract occurs. A taxable event would occur, for example, with a withdrawal (including the monthly deduction for the Additional Death Benefit Rider premium) or a settlement option payment, or as the result of a pledge, loan, or assignment of a contract. Generally, a portion, up to 100%, of any distribution or deemed distribution is taxable as ordinary income. The taxable portion of distributions is generally subject to income tax withholding unless the recipient elects otherwise. Withholding is mandatory for certain qualified contracts. In addition, a federal penalty tax may apply to certain distributions. See Federal Tax Matters on page 38.

Death benefits payable under the Additional Death Benefit Rider are intended to be life insurance proceeds and are generally not taxable.


Right to Cancel

As the owner, you have the right to examine the contract for a limited period, known as a "free look period." You may cancel the contract during this period by delivering or mailing a written notice of cancellation, or sending a telegram to our Service Center. You must return the contract before midnight of the tenth day after receipt of the contract, or longer in some situations or if required by state law. Notice given by mail and the return of the contract by mail will be effective on the date received by us. Unless otherwise required by law, we will refund the purchase payments allocated to any general account option, minus any withdrawals, plus the variable accumulated value as of the date your written notice to cancel and your contract are received by us. See Purchase Payments on page 21.

Questions

We will answer your questions about procedures or the contract if you write to:

                                  The Transamerica Annuity Service Center
                                               P.O. Box 31848
                                         Charlotte, North Carolina
                                                 28231-1848

                                       Or call us at: 1- 800-258-4260

All inquiries should include the contract number and the owner's name.


Please Note: The foregoing summary is qualified in its entirety by the detailed information in the remainder of this prospectus and in the prospectuses for the portfolios. Please refer to this prospectus and the portfolio prospectuses for more detailed information. With respect to qualified contracts, the requirements of a particular retirement plan, an endorsement to the contract, or limitations or penalties imposed by the Code or the Employee Retirement Income Security Act of 1974, as amended, may impose additional limits or restrictions. These limits or restrictions may be on purchase payments, withdrawals, distributions, or benefits, or on other provisions of the contract. This prospectus does not describe such limitations or restrictions. See Federal Tax Matters on page 37.

TRANSAMERICA LIFE INSURANCE AND ANNUITY COMPANY AND THE VARIABLE ACCOUNT


Transamerica Life Insurance and Annuity Company


Transamerica Life Insurance and Annuity Company, or Transamerica, is a stock life insurance company incorporated under the laws of the State of California in 1966. The company moved to North Carolina in 1994. It is principally engaged in the sale of life insurance and annuity policies. The address of Transamerica is 401 North Tryon Street, Charlotte, North Carolina 28202.


On February 18, 1999, Transamerica Corporation announced that it had signed a merger agreement with AEGON N.V., one of the world's leading international insurance groups, providing for AEGON's acquisition of all of Transamerica's outstanding common stock for a combination of cash and AEGON stock worth $9.7 billion. The closing of the transaction is expected to occur during the summer of 1999.

Transamerica Corporation indirectly owns the issuing company, Transamerica Life Insurance and Annuity Company.

Published Ratings

Transamerica may from time to time publish its ratings in advertisements, sales literature and reports to owners. We receive ratings and other information from one or more independent rating organizations such as A.M. Best Company, Standard & Poor's, Moody's, and Duff & Phelps. The ratings reflect the financial strength and/or claims-paying ability of Transamerica. These ratings should not be considered as bearing on the investment performance of the variable account. Ratings and investment performance are unrelated. Each year the A.M. Best Company reviews the financial status of thousands of insurers, resulting in the assignment of Best's Ratings. These ratings reflect A.M. Best's current opinion of the relative financial strength and operating performance of an insurance company in comparison to the norms of the life/health insurance industry.

In addition, the claims-paying ability of Transamerica as measured by Standard & Poor's Insurance Ratings Services, Moody's, or Duff & Phelps may be referred to in advertisements or sales literature or in reports to owners. These ratings are opinions provided by the companies named above. These opinions relate to how well they have determined Transamerica is prepared, from a financial standpoint, to meet our insurance and annuity obligations. The terms of our obligations are stated within the general account options of this contract. These ratings do not reflect the investment performance of the variable account or the degree of risk associated with an investment in the variable account.

Insurance Marketplace Standards
Association

In recent years, the insurance industry has recognized the need to develop specific principles and practices to help maintain the highest standards of marketplace behavior and enhance credibility with consumers. As a result, the industry established the Insurance Marketplace Standards Association (IMSA).

As an IMSA member, we agree to follow a set of standards in our advertising, sales and service for individual life insurance and annuity products. The IMSA logo, which you will see on our advertising and promotional materials, demonstrates that we take our commitment to ethical conduct seriously.

The Variable Account


Separate Account VA-6 of Transamerica, also referred to as the variable account, was established by Transamerica as a separate account under the laws of the State of North Carolina following June 11, 1996, resolutions adopted by Transamerica's Board of Directors. The variable account is registered with the Securities and Exchange Commission, or the Commission, under the Investment Company Act of 1940 as a unit investment trust. It meets the definition of a separate account under the federal securities laws. However, the Commission does not supervise the management or the investment practices or policies of the variable account.


The assets of the variable account are owned by Transamerica, but they are held separately from the other assets of Transamerica. Section 58-7-95 of the North Carolina Insurance Law provides that the assets of a separate account are not chargeable with liabilities incurred in any other business operation of the insurance company. This is the case except to the extent that assets in the separate account exceed the reserves and other liabilities of the separate account.

Income, gains and losses incurred on the assets in the variable account, whether or not realized, are credited to or charged against the variable account without regard to other income, gains or losses of Transamerica. Therefore, the investment performance of the variable account is entirely independent of the investment performance of Transamerica's general account assets or any other separate account maintained by Transamerica.

The variable account currently has 17 variable sub-accounts available under the contract, each of which invests solely in a specific corresponding portfolio. At our discretion, we may make changes to the variable sub-accounts.

THE PORTFOLIOS

Each of the variable sub-accounts offered under the contract invests exclusively in one of the portfolios. Descriptions of each portfolio's investment objective follow. The management fees listed below are specified in each portfolio adviser's contract before any fee waivers.

The Income and Growth Portfolio of The Alger American Fund seeks, primarily, a high level of dividend income. Capital appreciation is a secondary objective of the portfolio. The portfolio invests in dividend paying equity securities, such as common or preferred stocks, preferably those which the Manager believes also offer opportunities for capital appreciation.

Adviser: Fred Alger Management, Inc. Management Fee: 0.625%.

The Growth and Income Portfolio of the Alliance Variable Products Series Fund, Inc., seeks reasonable current income and reasonable opportunity for appreciation through investments primarily in dividend-paying common stocks of good quality. Whenever the economic outlook is unfavorable for investment in common stock, this portfolio may invest in other types of securities, such as bonds, convertible bonds, preferred stock and convertible preferred stocks. The portfolio managers will purchase and sell portfolio securities at times and in amounts as management deems advisable in light of market, economic and other conditions.


Adviser: Alliance Capital Management L.P.
Management Fee: 0.625%.


The Premier Growth Portfolio of Alliance Variable Products Series Fund, Inc., seeks growth of capital by pursuing aggressive investment policies. Since this portfolio's investments will be made based upon their potential for capital appreciation, current income will not be a high priority for this portfolio. The portfolio will invest mainly in the equity securities, such as common stocks, securities convertible into common stocks and rights and warrants to subscribe for or purchase common stocks. Equity investments will be of a limited number of large, carefully selected, high-quality U.S. companies. In the Adviser's judgement, the companies chosen will be those which are likely to achieve superior earnings growth. Approximately 25 companies believed by the Adviser to show superior potential for capital appreciation will usually constitute approximately 70% of the portfolio's net assets at any one time. The portfolio thus differs from more typical equity mutual funds by investing most of its assets in a relatively small number of intensively researched companies. Under normal circumstances the portfolio will invest at least 85% of the value of its total assets in the equity securities of U.S. companies.

Adviser: Alliance Capital Management L.P.
Management Fee: 1.00%.

The Capital Appreciation Portfolio of the Dreyfus Variable Investment Fund is a diversified portfolio seeking long-term capital growth and preservation of principal. Current income is a secondary investment objective. During periods of strong market momentum, the portfolio will invest aggressively to increase its holdings in: common stocks of foreign and domestic issuers, common stocks with warrants attached and debt securities of foreign governments. Generally, the portfolio will invest in large cap companies, defined as those with market capitalizations exceeding $500 million. These companies will also be selected on the basis of their potential to achieve predictable, above average earnings growth.


Adviser: The Dreyfus Corporation.
Sub-Adviser:  Fayez Sarofim & Co.
Management Fee: 0.75%.

The Small Cap Portfolio of the Dreyfus Variable Investment Fund seeks to maximize capital appreciation by investing principally in common stocks of domestic and foreign issuers. Under normal market conditions, the portfolio will invest at least 65% of its total assets in companies with market capitalizations of less than $1.5 billion at the time of purchase. Companies selected for this portfolio will include those thought to possess new or innovative products or services which are expected to propel growth in future earnings.

Adviser: The Dreyfus Corporation.
Management Fee: 0.75%.

The Balanced Portfolio of the Janus Aspen Series seeks long-term capital growth consistent with preservation of capital and current income. Normally, this diversified portfolio invests 40-60% of its assets in securities selected primarily for their growth potential. The balance of its holdings is invested in securities selected primarily for their capacity to generate income. Such holdings are likely to consist of bonds and preferred stocks. Typically, at least 25% of this portfolio is made up of fixed-income securities.

Adviser: Janus Capital Corporation.
          Management Fee: 0.75% of the first $300 million plus 0.70% of the next $200 million plus 0.65% of the assets over $500 million.

The Worldwide Growth Portfolio of the Janus Aspen Series seeks long-term growth of capital in a manner consistent with the preservation of capital. It is a diversified portfolio that pursues its objective primarily through investments in common stocks of foreign and domestic issuers. The portfolio has the flexibility to invest on a worldwide basis in companies and other organizations of any size, regardless of country of origin or place of principal business activity. The portfolio normally invests in issuers from at least five different countries, including the United States. The portfolio may at times invest in fewer than five countries or even a single country.

          Adviser: Janus Capital Corporation. Management Fee: 0.75% of the first $300 million plus 0.70% of the next $200 million plus 0.65% of the assets over $500 million.

The Emerging Growth Series of the MFS Variable Insurance Trust will seek long-term growth of capital. The series invests, under normal market conditions, at least 65% of its total assets in common stocks and related securities, such as preferred stocks, convertible securities and depositary receipts for those securities, of emerging growth companies. These companies are companies that the series' adviser believes are either early in their life cycle but have the potential to become major enterprises or are major enterprises whose rates of earnings growth are expected to accelerate.

Adviser: Massachusetts Financial Services
Company.
Management Fee: 0.75%.

The Growth with Income Series of the MFS Variable Insurance Trust will seek long-term growth of capital and future income while providing more current dividend income than is normally obtainable from a portfolio of only growth stocks. The series invests, under normal market conditions, at least 65% of its total assets in common stock and related securities, such as preferred stocks, convertible securities and depositary receipts for those securities. While the fund may invest in companies of any size, the fund generally focuses on companies with larger market capitalizations that the series' adviser believes have sustainable growth prospects and attractive valuations based on current and expected earnings or cash flow.

Adviser: Massachusetts Financial Services Company.
Management Fee: 0.75%.

The Research Series of the MFS Variable Insurance Trust will seek to provide long-term growth of capital and future income. The series invests, under normal market conditions, at least 80% of its total assets in common stocks and related securities, such as preferred stocks, convertible securities and depositary receipts. The series focuses on companies that the series' adviser believes have favorable prospects for long-term growth, attractive valuations based on current and expected earnings or cash flow, dominant or growing market share and superior management.

Adviser: Massachusetts Financial Services Company.
Management Fee: 0.75%.

The Fixed Income Portfolio of the the Morgan Stanley Dean Witter Universal Funds, Inc., seeks above-average total return over a market cycle of three to five years by investing primarily in a diversified portfolio of U.S. government and agency bonds, corporate bonds, mortgage backed securities, foreign bonds and other fixed income securities and derivatives. The portfolio invests primarily in investment grade securities, but may also invest a portion of its assets in high yield securities, also known as junk bonds. The portfolio's average weighted maturity will ordinarily exceed five years.

Adviser: Miller Anderson & Sherrerd, LLP. Management Fee: 0.40% of the first $500 million plus 0.35% of the next $500 million plus 0.30% of the assets over $1 billion.

The High Yield Portfolio of the Morgan Stanley Dean Witter Universal Funds, Inc., seeks above-average total return over a market cycle of three to five years by investing primarily in a diversified portfolio of high yield securities of U. S. and foreign issuers (including emerging markets), including corporate bonds and other fixed income securities and derivatives. High yield securities are rated below investment grade and are commonly referred to as "junk bonds." The portfolio's average weighted maturity will ordinarily exceed five years.

Adviser: Miller Anderson & Sherrerd, LLP. Management Fee: 0.50% of first $500 million plus 0.45% of next $500 million plus 0.40% of the assets over $1 billion.

The International Magnum Portfolio of the the Morgan Stanley Dean Witter Universal Funds, Inc., seeks long-term capital appreciation by investing primarily in equity securities of non-U.S. issuers domiciled in EAFE countries. The countries in which the portfolio will invest are those comprising the Morgan Stanley Capital International EAFE Index, which includes Australia, Japan, New Zealand, most nations located in Western Europe and certain developed countries in Asia, such as Hong Kong and Singapore. Collectively, we refer to these as the EAFE countries. The portfolio may invest up to 5% of its total assets in securities of issuers domiciled in non-EAFE countries. Under normal circumstances, at least 65% of the total assets of the portfolio will be invested in equity securities of issuers in at least three different EAFE countries.

Adviser: MSDW Investment Management Inc. Management Fee: 0.80% of the first $500 million plus 0.75% of the next $500 million plus 0.70% of the assets over $1 billion.

The Managed Portfolio of the OCC Accumulation Trust seeks growth of capital over time through investment in a portfolio consisting of common stocks, bonds and cash equivalents, the percentages of which will vary based on the Adviser's assessments of the relative outlook for such investments. Debt securities are expected to be predominantly investment grade intermediate to long term U.S. Government and corporate debt. The portfolio will also invest in high quality short-term money market and cash equivalent securities and may invest almost all of its assets in such securities when necessary to preserve capital. In addition, the portfolio may also purchase foreign securities. These foreign securities must be listed on a domestic or foreign securities exchange or represented by American depository receipts.

Adviser: OpCap Advisers.

Management Fee: 0.78% of first $400 million plus 0.75% of next $400 million plus 0.70% of the assets over $800 million.


The Small Cap Portfolio of the OCC Accumulation Trust seeks capital appreciation through investments in a diversified portfolio of stocks issued by small companies. It will consist primarily of equity securities of companies with market capitalizations of under $1 billion. Under normal circumstances at least 65% of the portfolio's assets will be invested in equity securities. The majority of securities purchased by the portfolio will be traded on the New York Stock Exchange, the American Stock Exchange or in the over-the-counter market. The portfolio's holdings may also include options, warrants, bonds, notes and convertible bonds. In addition, the portfolio may also purchase foreign securities. Foreign securities must listed on a domestic or foreign securities exchange or be represented by American depository receipts.


Adviser: OpCap Advisers.

Management Fee: 0.80% of the first $400 million plus 0.75% of the next $400 million plus 0.70% of assets over $800 million.


The Growth Portfolio of the Transamerica Variable Insurance Fund, Inc., seeks long-term capital growth through investment in common stocks of listed and over the counter issues. The Growth Portfolio invests primarily in common stocks of growth companies that are considered by the manager to be premier companies. In the manager's view, characteristics of premier companies include one or more of the following: dominant market share; leading brand recognition; proprietary products or technology; low-cost production capability; and excellent management with shareholder orientation. The manager of the Portfolio believes in long-term investing and places great emphasis on the sustainability of the above competitive advantages. Unless market conditions dictate otherwise, the manager tries to keep the Portfolio fully invested in equity securities. Attempting to enter and exit the market at strategic times is not a commonly used strategy for this portfolio. However when, in the judgment of the Sub-Adviser market conditions warrant, the portfolio may, for temporary defensive purposes, hold part or all of its assets in cash, debt or money market instruments. The portfolio may invest up to 10% of its assets in debt securities having a call on common stocks that are rated below investment grade.

Adviser: Transamerica Occidental Life Insurance Company.
Sub-Adviser: Transamerica Investment Services, Inc.
Management Fee: 0.75%.

The Money Market Portfolio of the Transamerica Variable Insurance Fund, Inc., seeks to maximize current income from money market securities consistent with liquidity and the preservation of principal. The portfolio invests primarily in high quality U. S. dollar-denominated money market instruments with remaining maturities of 13 months or less. These include: obligations issued or guaranteed by the U. S. and foreign governments and their agencies and instrumentalities; obligations of U. S. and foreign banks, or their foreign branches, and U. S. savings banks; short-term corporate obligations, including commercial paper, notes and bonds; other short-term debt obligations with remaining maturities of 397 days or less; and repurchase agreements involving any of the securities mentioned above. The portfolio may also purchase other marketable, non-convertible corporate debt securities of U. S. issuers. These investments include bonds, debentures, floating rate obligations, and issues with optional maturities.

Adviser: Transamerica Occidental Life Insurance Company.
Sub-Adviser: Transamerica Investment Services, Inc.
Management Fee: 0.35%.

Meeting investment objectives depends on various factors, including, but not limited to, how well the portfolio managers anticipate changing economic and market conditions. There is no assurance that any of these portfolios will achieve their stated objectives.

An investment in the contract is not a deposit or obligation of, or guaranteed or endorsed, by any bank. Nor is the contract federally insured by the Federal Deposit Insurance Corporation or any other government agency. Investing in the contract involves certain investment risks, including possible loss of principal.

Since all of the portfolios are available to registered separate accounts offering variable annuity and variable life products of Transamerica and to other insurance companies as well, there is a possibility of a material conflict. If such a conflict arises between the interests of the variable account and one or more other separate accounts investing in the portfolios, the affected insurance companies will take steps to resolve the matter. These steps may include stopping their separate accounts from investing in the portfolios. See the portfolios' prospectuses for greater detail on this subject.

You can find additional information concerning the investment objectives and policies of all of the portfolios, the investment advisory services and administrative services and charges in the current prospectuses for the portfolios which accompany this prospectus.

Read the prospectuses of the portfolios which interest you carefully before you make any decision concerning how you will invest in, or transfer monies among, the variable sub-accounts. Transamerica may receive payments from some or all of the portfolios or their advisers, in varying amounts. These payments may be based on the amount of assets allocated to the portfolios. The payments are for administrative or distribution services.

Portfolios Not Publicly Available

The portfolios are open-end management investment companies, or portfolios or series of, open-end management companies registered with the SEC under the 1940 Act, that are often referred to as mutual funds. This SEC registration does not involve SEC supervision of the investments or investment policies of the portfolios. Shares of the portfolios are not offered to the public but solely to the insurance company separate accounts and other qualified purchasers as limited by federal tax laws. These portfolios are not the same as mutual funds that may have very similar names that are sold directly to the public, and the performance of such publicly available funds, which have different portfolios and expenses, should not be considered as an indication of the performance of the portfolios. The assets of each portfolio are held separate from the assets of the other portfolios. Each portfolio operates as a separate investment vehicle. The income or losses of one portfolio have no effect on the investment performance of another portfolio. The sub-accounts reinvest dividends and/or capital gains distributions received from a portfolio in more shares of that portfolio as retained assets.

Addition, Deletion, or Substitution

Transamerica does not control the portfolios. For this reason, we cannot guarantee that any of the variable sub-accounts offered under this contract or any of the portfolios will always be available to you for investment purposes. We retain the right to make changes in the variable account and in its investments.

Transamerica reserves the right to eliminate the shares of any portfolio held by a variable sub-account. We may also substitute shares of another portfolio or of another investment company for the shares of any portfolio. We would do this if the shares of the portfolio are no longer available for investment or if, in our judgment, investment in any portfolio would be inappropriate in view of the purposes of the variable account. To the extent required by the 1940 Act, if we substitute shares in a variable sub-account that you own, we will provide you with advance notice. We will also seek advance permission from the Commission. This does not prevent the variable account from purchasing other securities for other series or classes of variable annuity contracts. Nor does it prevent the variable account from effecting an exchange between series or classes of variable contracts on the basis of requests made by owners.

We reserve the right to create new variable sub-accounts for the contracts when, in our sole discretion, marketing, tax, investment or other conditions warrant that we do. Any new variable sub-accounts will be made available to existing owners on a basis to be determined by us. Each additional variable sub-account will purchase shares in a mutual fund portfolio or other investment vehicle. We may also eliminate one or more variable sub-accounts if, in our sole discretion, marketing, tax, investment or other conditions warrant that we do. So, in the event any variable sub-account is eliminated, we will notify owners and request a re-allocation of the amounts invested in the eliminated variable sub-account.

In the event of any substitution or change, we may make the changes in the contract that we deem necessary or appropriate to reflect substitutions or changes. Furthermore, if we believe it to be in the best interest of persons having voting rights under the contracts, the variable account may be operated as a management company under the 1940 Act or any other form permitted by law. It may also be de-registered under such Act in the event that registration is no longer required. Finally, it may also be combined with one or more other separate accounts.

THE CONTRACT

The contract is a flexible purchase payment deferred variable annuity contract. Other variable contracts are also available from Transamerica. The rights and benefits of this contract are described below. They will also be described in the individual contract or in the certificate and group contract. However, we reserve the right to modify the individual contract and the group contract and its underlying certificates if required by law. We also reserve the right to give the owner the benefit of any federal or state statute, rule or regulation. The obligations under the contract are obligations of Transamerica. The contracts are available on a non-qualified basis and on a qualified basis. Contracts available on a qualified basis are as follows:


a) rollover and contributory individual retirement annuities, or IRAs, under Code Sections 408(a) and 408(b);


b) conversion, rollover and contributory Roth IRAs under Code Section 408A;


c) simplified employee pension plans, or SEP/IRAs, that qualify for special federal income tax treatment under Code Section 408(k);


d) rollover Code Section 403(b) annuities, including Rev. Rul. 90-24 transfers, with no additional premiums; and

e) qualified  pension and profit  sharing  plans  intended to qualify under Code
Section 401.

Generally, qualified contracts contain certain restrictive provisions limiting the timing and amount of purchase payments to, and distributions from, the qualified contract.


The Additional Death Benefit Rider is not available for qualified contracts.


Ownership

As the owner, you are entitled to the rights granted by the contract. If there are joint owners, the one designated as the primary owner will receive all mail and any tax reporting information.

For non-qualified contracts, the owner is entitled to designate the annuitant(s) and, if the owner is an individual, as opposed to a trust, corporation or other legal entity, the owner can change the annuitant(s) at any time before the annuity date. Any such change will be subject to our then current underwriting requirements. We reserve the right to reject any change of annuitants which has been made without our prior written consent.

If the owner is not an individual, the annuitant(s) may not be changed once the contract is issued. Different rules apply to qualified contracts. For each contract, a different account will be established and values, benefits and charges will be calculated separately. The various administrative rules described below will apply separately to each contract, unless otherwise noted.

PURCHASE PAYMENTS

All purchase payments must be paid to our Service Center. A confirmation will be issued to you, as the owner, upon the acceptance of each purchase payment.

The initial purchase payment must be at least $5,000 or, if for contributory IRAs, SEP/IRAs and Roth IRAs, it must be for at least $2,000.

Your contract will be issued and your initial purchase payment generally will be credited within two business days after the receipt of sufficient information to issue a contract and the initial purchase payment at our Service Center. For us to issue you a contract, you must provide sufficient information in a form acceptable to us. We reserve the right to reject any purchase payment or request for issuance of a contract. Normally we will not issue contracts to owners, joint owners, or annuitants more than 90 years old. Nor will we normally accept purchase payments after any owners', or annuitants' if non-individual owner, 91st birthday. In our discretion we may waive these restrictions in appropriate cases.

If the initial purchase payment allocated to the variable sub-account(s) cannot be credited within two days of receipt because the information is incomplete, or for any other reason, we will contact you. We will explain the reason for the delay and will refund the initial purchase payment within five business days. If you consent to us retaining the initial purchase payment we will credit it to the variable sub-account of your choice as soon as the requirements are fulfilled.

You may make additional purchase payments at any time before the annuity date. They must be at least $200 each, or at least $100 if made through an automatic purchase payment plan. If you elect to use this option additional purchase payments will be automatically deducted from your bank account and allocated to the contract. In addition, minimum allocation amounts apply. See Allocation of Purchase Payments on page 22. Additional purchase payments are credited to the contract as of the date we receive payment from you.

Total purchase payments for any contract may not exceed $1,000,000 without our prior approval.

In no event may the sum of all purchase payments for a contract during any taxable year exceed the limits imposed by any applicable federal or state law, rules, or regulations.

Allocation of Purchase Payments

You specify how purchase payments will be allocated under the contract. You may allocate purchase payments among one or more of the variable sub-accounts and the general account options as long as the portions are whole number percentages. In addition, there is a minimum allocation of $1,000 to each guarantee period. We may waive this minimum allocation amount under certain options and circumstances.

Each purchase payment will be subject to the allocation percentages in effect at the time of receipt of such purchase payment. You may change the allocation percentages for additional purchase payments at any time by submitting a request for such change to our Service Center in a form and manner acceptable to us. Any changes to the allocation percentages are subject to the limitations above. Any change will take effect with the first purchase payment we receive which accompanies your request. If we receive your request separately, all purchase payments arriving after it will be subject to its terms. Your request will continue in effect until you change it again.

Free Look Option

If you exercise the free look option, unless otherwise required by law, we will refund:

a) the purchase payment allocated to any general account option, minus any withdrawals; plus

b) the variable accumulated value as of the date your written notice to cancel and your contract are received by us.

In certain jurisdictions, under certain conditions, we are legally required to return either:

a)    the purchase payments, minus any withdrawals; or

b) the greater of purchase payments minus any withdrawals, or the account value.

Any initial allocation you make to the variable account may be held in the money market variable sub-account during the applicable free look period plus 5 days for delivery. Any allocations you make to the money market variable sub-account will automatically be transferred at the end of the free-look period plus 5 days according to your requested allocation. This transfer will not count against the 18 transfers allowed free of charge during the first contract year.

Investment Option Limit

Currently, you may not allocate monies to more than eighteen investment options over the life of the contract. Investment options include variable sub-accounts and general account options. Each variable sub-account, each guarantee period of the guarantee period account, and the fixed account that ever received a transfer or purchase payment allocation counts as one towards this total of eighteen limit. We may waive this limit in the future.

For example, if you make an allocation to the money market variable sub-account and later transfer all of the funds out of this money market variable sub-account, this would still count as one transfer for the purposes of the limitation, even if it held no value. If you transfer from a variable sub-account to another variable sub-account and later back to the first, the count towards the limitation would be two, not three. If you select a guarantee period and renew for the same term, the count will be one; but if you renew to a guarantee period with a different term, the count will be two.

ACCOUNT VALUE

Before the annuity date, the account value is equal to:

a)    the general account options accumulated value; plus

b)    the variable accumulated value.

The variable accumulated value is determined at the end of each valuation day. To determine the variable accumulated value on a day that is not a valuation day, the value as of the end of the next valuation day will be used. The variable accumulated value is expected to change from valuation period to valuation period, reflecting how investments within selected portfolios performed. The variable accumulated value will also reflect deductions for charges and fees. A valuation period begins at the close of the New York Stock Exchange (generally 4:00 p.m. ET) on each valuation day and ends at the close of the New York Stock Exchange on the next succeeding valuation day. A valuation day is each day that the New York Stock Exchange is open for regular business.

How Variable Accumulation Units Are Valued


Purchase payments allocated to a variable sub-account are credited to the variable accumulated value in the form of variable accumulation units. The number of variable accumulation units credited for each variable sub-account is determined by dividing the purchase payment allocated to the variable sub-account by the variable accumulation unit value for that variable sub-account. In the case of the initial purchase payment, variable accumulation units for that payment will be credited to the variable accumulated value within two valuation days of the later of the date our Service Center receives:


 the date sufficient information, in an acceptable manner and form; or

 the date our Service Centerreceives the initial purchase payment.

In the case of any additional purchase payment, variable accumulation units for that payment will be credited at the end of the valuation period during which we receive the payment. The value of a variable accumulation unit for each variable sub-account is established at the end of each valuation period and is calculated by multiplying the value of that unit at the end of the prior valuation period by the variable sub-account's net investment factor for the valuation period. The value of a variable accumulation unit can go either up or down.

The net investment factor is used to determine the value of accumulation and annuity unit values for the end of a valuation period. The applicable formula can be found in the Statement of Additional Information.


Transfers involving variable sub-accounts will result in the crediting and/or cancellation of variable accumulation units having a total value equal to the dollar amount being transferred to or from a particular variable sub-account. The crediting and cancellation of such units is made using the variable accumulation unit value of the applicable variable sub-account as of the end of the valuation day in which the transfer is effective.

TRANSFERS

Before the Annuity Date

Before the annuity date, you may transfer all or any portion of the account value among the variable sub-accounts and the general account options. Transfers are restricted into or out of the fixed account.

Transfers among the variable sub-accounts and the general account options may be made by submitting a request to our Service Center in a form and manner acceptable to us. The transfer request must specify:

a) the variable sub-accounts and/or the general account options from which your transfer is to be made;

b)    the amount of your transfer; and

c) the variable sub-accounts and/or general account options to receive the transferred amount.

The minimum amount which you may transfer from the variable sub-accounts and the general account options is $1,000. Transfers among the variable sub-accounts are also subject to the terms and conditions imposed by the portfolios.

When a transfer is made from a guarantee period before the end of its term, the amount transferred may be subject to an interest adjustment. A transfer from a guarantee period made within 30 days before the last day of its term will not be subject to any interest adjustment.

We currently impose a transfer fee of $10 for each transfer in excess of 18 made during the same contract year. We reserve the right to waive the transfer fee or vary the number of transfers without charge. We may also choose not to count transfers under certain options or services for purposes of the allowed number without charge. See Other Restrictions below for additional limitations regarding transfers. A transfer generally will be effective on the date the request for transfer is received by our Service Center.

If a transfer reduces the value in a variable sub-account or guarantee period or in the fixed account to less than $1,000, then we reserve the right to transfer the remaining amount along with the amount requested to be transferred. We will do this according to the transfer instructions provided by you. Under current law, there will not be any tax liability for transfers within the contract.


Telephone Transfers

We will allow telephone transfers if the owner has provided proper authorization for such transfers in a form and manner acceptable to us. Withdrawals are not permitted by telephone. We will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. If we follow such procedures, we will not be liable for any losses due to unauthorized or fraudulent instructions. In the opinion of certain government regulators, we may be liable for such losses if it does not follow those procedures. The procedures we will follow for telephone transfers may include requiring some form of personal identification before acting on instructions received by telephone, providing written confirmation of the transaction, and/or tape recording the instructions given by telephone.


Other Restrictions

We reserve the right without prior notice to modify, restrict, suspend or eliminate the transfer privileges, including telephone transfers, at any time and for any reason. For example, restrictions may be necessary to protect owners from adverse impacts on portfolio management of large and/or numerous transfers by market timers or others. We have determined that the movement of significant variable sub-account values from one variable sub-account to another may prevent the underlying portfolio from taking advantage of investment opportunities. This is likely to arise when the volume of transfers is high, since each portfolio must maintain a significant cash position in order to handle redemptions. Such movement may also cause a substantial increase in portfolio transaction costs which must be indirectly borne by owners. Therefore, we reserve the right to require that all transfer requests be made by the owner and not by a third party holding a power of attorney. We also require that each transfer you request be made by a separate communication to us. We also reserve the right to require that each transfer request be submitted in writing and be manually signed by owners. We may choose not to allow telephone or facsimile transfer requests.

Dollar Cost Averaging

Before the annuity date, you may request that amounts be automatically transferred on a monthly basis from a source account, which is currently either the money market sub-account or the fixed account, to any of the variable sub-accounts. You can accomplish this by submitting a request to our Service Center in a form and manner acceptable to us. Other source accounts may be available; call our Service Center for information regarding availability.


You may only dollar cost average from one source account at a time. The transfers will begin when you request, but no sooner than one week following, receipt of such request. For new variable annuity contracts, dollar cost averaging transfers will not begin until the later of:


a)    30 days after the contract effective date; or

b) the estimated end of the free look period which allows 5 days for delivery.

Transfers will continue for the number of consecutive months which you selected unless:

a)    you terminate the transfers;

b) we automatically terminate the transfers because there are insufficient amounts in the source account; or

c) for other reasons that are described in the election form.

You may request that monthly transfers be continued for a specific length of time. You can do this by giving notice to our Service Center in a form and manner acceptable to us within 30 days before the last monthly transfer. If you do not make a request to continue the monthly transfers, this option will terminate automatically with the last transfer at the end of the length of time you initially designated.

Eligibility Requirements for Dollar Cost Averaging

 the minimum amount that you can transfer out of the source account is $250 per month; and the minimum amount you can transfer into any other variable sub-account is the greater of $250 or 10% of the amount being transferred.

 $5,000. This limit may be changed for new elections of this service. Dollar cost averaging transfers can not be made from a source account from which systematic withdrawals or automatic payouts are also being made.


Currently, we do not charge for the dollar cost averaging option nor do they count toward the number of transfers allowed without charge per contract year. We may charge in the future for dollar cost averaging.

Dollar cost averaging transfers may not be made to or from the guarantee period account or to the fixed account.


Dollar cost averaging may not be elected at the same time that the special Dollar Cost Averaging option or the automatic asset rebalancing is in effect.


Special Dollar Cost Averaging Option

(May not be available in all states. See contract for availability of the fixed account options.)


When you apply for the contract, you may elect to allocate the entire initial purchase payment to either the six or twelve month special Dollar Cost Averaging account of the fixed account. The initial purchase payment will be credited with interest at a guaranteed fixed rate. Amounts will then be transferred from the special Dollar Cost Averaging account to the variable sub-accounts pro rata on a monthly basis for six or twelve months (depending on the option you select) in the allocations you specified when you applied for the contract. The four transfers per year limit does not apply to the special Dollar Cost Averaging option.

Amounts from the sub-accounts and/or general account options may not be transferred into the special Dollar Cost Averaging accounts. In addition, if you request a transfer (other than a Dollar Cost Averaging transfer) or a withdrawal from a special Dollar Cost Averaging account, any amounts remaining in the special account will be transferred to the variable sub-accounts according to your original allocation instructions. The special Dollar Cost Averaging option will end and cannot be reelected.


Automatic Asset Rebalancing

After purchase payments have been allocated among the variable sub-accounts, the performance of each variable sub-account may cause proportions of the values in the variable sub-accounts to vary from the percentages which you initially defined. As the owner, you may instruct us to automatically rebalance the amounts in the variable account by reallocating amounts among the variable sub-accounts, at the time, and in the percentages, specified in your instructions to us and accepted by us. You may elect to have the rebalancing done on an annual, semi-annual or quarterly basis. You may elect to have amounts allocated among the variable sub-accounts using whole percentages. The guaranteed period account and/or fixed account cannot be rebalanced.

You may elect to establish, change or terminate the automatic asset rebalancing by submitting a request to our Service Center in a form and manner acceptable to us. Automatic asset rebalancing currently will not count towards the number of transfers without charge in a contract year. We reserve the right to discontinue the automatic asset rebalancing service at any time for any reason. There is currently no charge for the automatic asset rebalancing service. We may charge for this service in the future, and may count the transfers toward those allowed without charge.

Automatic asset rebalancing may not be elected at the same time that dollar cost averaging is in effect.

After the Annuity Date

If a variable payment option is elected, you may make transfers among variable sub-accounts after the annuity date by giving a written request to our Service Center, subject to the following provisions:

a) transfers after the annuity date may be made no more than four times during any contract year; and

b) the minimum amount transferred from one variable sub-account to another is the amount supporting a current $75 monthly payment.

Transfers among variable sub-accounts after the annuity date will be processed based on the formula outlined in the appendix in the Statement of Additional Information.

CASH WITHDRAWALS


If you are the owner of a non-qualified contract, you may withdraw all or part of the cash surrender value at any time before the annuity date by giving a written request to our Service Center. For qualified contracts, reference should be made to the terms of the particular retirement plan or arrangement for any additional limitations or restrictions, including prohibitions, on cash withdrawals. The cash surrender value is equal to the account value, minus any account fee, interest adjustment, contingent deferred sales load and premium tax charges. A full surrender will result in a cash withdrawal payment equal to the cash surrender value at the end of the valuation period during which the election is received. It must be received along with all completed forms required at that time by us. No surrenders or withdrawals may be made after the annuity date. Partial withdrawals must be at least $1,000, except for withdrawals to pay Additional Death Benefit Rider premiums.


In the case of a partial withdrawal, you may direct our Service Center to withdraw amounts from specific variable sub-accounts and/or from the general account options. If you do not specify, the withdrawal will be taken pro rata from the account value.

A partial withdrawal request cannot be fulfilled if it would reduce your account value to less than $2,000. In such instances, you will be notified.

Any withdrawal requests, including surrender requests, generally will be processed as of the end of the valuation period during which the request and all completed forms are received. We will pay any cash withdrawal, settlement option payment or lump sum death benefit due from the variable account and process of any transfers within seven days from the date we receive your request. However, we may postpone such payment if:

      the New York Stock Exchange is closed for other than usual weekends or holidays, or trading on the Exchange is otherwise restricted;

an emergency exists as defined by the Commission, or the Commission requires that trading be restricted; or

      the Commission permits a delay for the protection of owners.

The withdrawal request will be effective when we receive all required withdrawal request forms. Payments to you for any monies derived from a purchase payment which you made by check may be delayed until your check has cleared your bank.

When you make a withdrawal from a guarantee period before the end of its term, the amount you withdraw may be subject to an interest adjustment.

We may delay payment of any withdrawal from the general account options for up to six months after we receive the request for such withdrawal. If we delay payment for more than 30 days, we will pay interest on the withdrawal amount up to the date of payment.

Since you as the owner assume the investment risk for all amounts in the variable account and because certain withdrawals are subject to a contingent deferred sales load and other charges, the total amount paid upon surrender of your contract may be more or less than the total purchase payments.


You may elect, under the systematic withdrawal option or automatic payout option, but not both, to withdraw certain amounts on a periodic basis from the variable sub-accounts before the annuity date.


The tax consequences of a withdrawal or surrender are discussed later in this prospectus.

Systematic Withdrawal Option

Before the annuity date, you may elect to have withdrawals automatically made from one or more variable sub-accounts on a monthly basis. Other distribution modes may be permitted. The withdrawals will not begin until the later of:

a)    30 days after the contract effective date; or

b)    the end of the free look period.
Withdrawals will be from the variable sub-accounts and/or the general account in the percentage allocations that you specify. Unless you specify otherwise, withdrawals will be pro rata based on account value. You cannot make systematic withdrawals from a variable sub-account from which dollar cost averaging transfers are being made. Likewise, systematic withdrawals cannot be used at the same time that the automatic payment option is in effect. If you take systematic withdrawals from the general account, applicable interest adjustments may apply to withdrawals from the guarantee periods.

To be eligible for the systematic withdrawal option, the account value must be at least $12,000 at the time of election. The minimum monthly amount that can be withdrawn is $100. Currently you can elect any amount over $100 to be withdrawn systematically. You may also make partial withdrawals while receiving systematic withdrawals.

If the total of your withdrawals (systematic, automatic or partial) in a contract year exceed the allowed amount to be withdrawn without charge for that year, your account value will be charged any applicable contingent deferred sales load which may apply.

The withdrawals will continue indefinitely unless you terminate them. If you choose to terminate this option, you may not elect to use it again until the end of the next 12 full months.

We reserve the right to impose an annual fee of up to $25 for processing payments under this option. This fee, which is currently waived, will be deducted in equal installments from each systematic withdrawal during a contract year.

Systematic withdrawals may be taxable and, before age 59 1/2, subject to a 10% federal tax penalty.

Automatic Payout Option


Before the annuity date, for certain qualified contracts, you may elect the automatic payout option, or APO, to satisfy minimum distribution requirements under the following sections of the Code:


      401(a)(9);

      403(b); and

      408(b)(3).


For IRAs and SEP/IRAs, this option may be elected no earlier than six months before the calendar year in which you, as the owner, attain age 70 1/2. Payments may not begin earlier than January of such calendar year.

For other qualified contracts, APO can be elected no earlier than six months before the later of when you:


 when you attain age 70 1/2; or

 when you retire from employment.

Additionally, APO withdrawals may not begin before the later of:

a)    30 days after the contract effective date; or

b)    the end of the free look period.

APO may be elected in any calendar month, but no later than the month of your 84th birthday.

Other Automatic Payout Option Information. Withdrawals will be from the variable sub-accounts and/or the general account you designate and in the percentage allocations you specify. If you do not indicate otherwise, withdrawals will be pro rata from account value. You can not make withdrawals from a variable sub-account from which you have designated that dollar cost averaging transfers be made. The calculation of the APO amount will reflect the total account value although the withdrawals are only from the variable sub-accounts. This calculation and APO are based solely on the value in this contract. If you take APO from the general account, applicable interest adjustments may apply to withdrawals from the guarantee periods.

To be eligible for this option, you must meet the following conditions:

a) your account value must be at least $12,000 at the time at which you select this option; and


b) the annual withdrawal amount is the larger of the required minimum distribution under Code Sections 401(a)(9) or 408(b)(3), or $500.

These conditions may change. Currently, withdrawals under this option are only paid annually.

The withdrawals will continue indefinitely unless you terminate them. If there are insufficient amounts in the variable account to make a withdrawal, this option generally will terminate. Once terminated, APO may not be elected again.


ANNUITY DEATH BENEFIT

If an owner dies before the annuity date and before any owner's 85th birthday, the annuity death benefit will be equal to the greatest of:


a)    the account value; or


b) the sum of all purchase payments, less withdrawals taken, including any contingent deferred sales loads, adjusted as described below, and the applicable premium tax charges; or

c) the highest account value on any contract anniversary before the earlier of the owner's or joint owner's 85th birthday, plus purchase payments made, less withdrawals taken, including any contingent deferred sales loads, adjusted as described below, and applicable premium tax charges since that contract anniversary.

If death occurs before the annuity date and after either the deceased owner's or joint owner's 85th birthday the annuity death benefit will be equal to the account value.


Payment of Death Benefit


The annuity death benefit is generally payable upon receipt of proof of death of an owner. Once we have received this proof, and the beneficiary has selected a method of settlement, the annuity death benefit generally will be paid within seven days, or as soon thereafter as we have sufficient information to make the payment.

The annuity death benefit will be determined as of the end of the valuation period during which our Service Center receives:


a)    proof of death of the owner or joint owner; and
b) the written notice of the settlement option elected by the person to whom the death benefit is payable.


If no settlement method is elected, the annuity death benefit will be a lump sum distributed within five years after an owner's death. No contingent deferred sales load nor interest adjustment will apply.

Until the annuity death benefit is paid, the account value allocated to the variable account remains in the variable account, and fluctuates with investment performance of the applicable portfolios. For this reason, the amount of the annuity death benefit depends on the account value at the time the annuity death benefit is paid, not at the time of death.


Designation of Beneficiaries

As owner, you may select one or more beneficiaries by designating the person or persons to receive the amounts payable under the contract. The individuals you designate will receive the percentage you establish if:

      you die before the annuity date and there is no joint owner; or

      you die after the annuity date and settlement option payments have begun under a selected settlement option that guarantees payments for a certain period of time.

If a beneficiary dies before the owner, that beneficiary's interest in the annuity will end upon his or her death.

A beneficiary may be named or changed at any time in a form and manner acceptable to us. Any change made to an irrevocable beneficiary must also include the written consent of the beneficiary, except as otherwise required by law.

If more than one beneficiary is named, each named beneficiary will share equally in any benefits or rights granted by the contract unless the owner gives us other instructions at the time the beneficiaries are named.

We may rely on any affidavit by any responsible person in determining the identity or non-existence of any beneficiary not identified by name.
Death of Owner or Joint Owner Before the Annuity Date


For the annuity death benefit, if the owner or joint owner dies before the annuity date, we will pay the annuity death benefit as specified in this section. The entire annuity death benefit must be distributed within five years after the owner's death. If the owner is not an individual, an annuitant's death will be treated as the death of the owner as provided in Code Section 72 (s)(6). For example, the contract will remain in force with the annuitant's surviving spouse as the new annuitant if:

 Thethe contract is owned by a trust; and

 Thethe beneficiary is either the annuitant's surviving spouse, or a trust holding the contract solely for the benefit of such spouse.

The manner in which we will pay the annuity death benefit depends on the status of the persons involved in the contract. The annuity death benefit will be payable to the first person from the applicable list below:


If the owner is the annuitant:


 Thethe joint owner, if any; or

 Thethe beneficiary, if any


If the owner is not the annuitant:


 Thethe joint owner, if any; or

 Thethe beneficiary, if any; or

 Thethe annuitant; or

 Thethe joint annuitant; if any.

If the annuity death benefit is payable to the owner's surviving spouse, or to a trust for the sole benefit of such surviving spouse, we will continue the contract with the owner's spouse as the new annuitant (if the owner was the annuitant) and the new owner (if applicable), unless such spouse selects another option as provided below.

If the annuity death benefit is payable to someone other than the owner's surviving spouse, we will pay the annuity death benefit in a lump sum payment to, or for the benefit of, such person within five years after the owner's death, unless such person or persons selects another option as provided below.

In lieu of the automatic form of annuity death benefit specified above, the person or persons to whom the annuity death benefit is payable may elect to receive it:

 Inin a lump sum; or

 Asassettlement option payments, provided the person making the election is an individual. Such payments must begin within one year after the owner's death and must be in equal amounts over a period of time not extending beyond the individual's life or life expectancy.

Election of either option must be made no later than 60 days before the one-year anniversary of the owner's death. Otherwise, the annuity death benefit will be settled under the appropriate automatic form of benefit specified above.

If the person to whom the annuity death benefit is payable dies before the entire annuity death benefit is paid, we will pay the remaining annuity death benefit in a lump sum to the payee named by such person or, if no payee was named, to such person's estate.

If the annuity death benefit is payable to a non-individual, subject to the special rule for a trust for the sole benefit of a surviving spouse, we will pay the annuity death benefit in a lump sum within one year after the owner's death.


If the Annuitant Dies Before the Annuity Date

If an owner and an annuitant are not the same individual and the annuitant, or the last of joint annuitants, dies before the annuity date, the owner will become the annuitant until a new annuitant is selected.

Death After the Annuity Date

If an owner or the annuitant dies after the annuity date, any amounts payable will continue to be distributed at least as rapidly as under the settlement and payment option then in effect on the date of death.

Upon the owner's death after the annuity date, any remaining ownership rights granted under the contract will pass to the person to whom the death benefit would have been paid if the owner had died before the annuity date, as specified above.

Survival Provision

The interest of any person to whom the death benefit is payable who dies at the time of, or within 30 days after, the death of the owner will also terminate if no benefits have been paid to such beneficiary, unless the owner had given us written notice of some other arrangement.


ADDITIONAL DEATH BENEFIT RIDER

(May not be available in all states. Refer to the contract for availability).

For non-qualified contracts, if the Additional Death Benefit Rider is elected, a death benefit will be payable in addition to the annuity death benefit otherwise payable. The Additional Death Benefit is equal to either 28% or 40%, depending on the benefit level elected, of the excess, if any, of (a) over (b) on the last contract anniversary, where:

(a)   is the annuity death benefit otherwise payable; and

(b) is the adjusted purchase payments.

For this benefit to be payable, death must occur before the earlier of the date settlement option payments begin or the date the Rider expires, which is the later of:

a)    the oldest insured's 80th birthday; or

b) the 20th contract anniversary, but in no event later than the oldest insured's 85th birthday.

This  Rider is  intended  to  qualify as a life  insurance  contract  under Code
Section 7702. Notwithstanding the contract or the Rider, we will interpret this Rider to maintain compliance with Code Section 7702.

If death does not occur before the Rider expires, or the owner cancels the Additional Death Benefit Rider while it is in effect, the owner may receive its cash values, if any, determined according to the laws and regulations of the jurisdiction in which the contract is delivered.

Ownership Changes

A change of ownership may cause a change in insured, which will be subject to our current underwriting rules and may decrease the Additional Death Benefit.

Payment of Additional Death Benefit

The Additional Death Benefit will be determined as of the last contract anniversary before the date of death and will generally be paid in a lump sum within seven days after our Service Center receives proof of death of the owner or joint owner.

If the Insured Dies

If the insured dies before the date the Rider expires or is terminated, the Additional Death Benefit will be paid and the Additional Death Benefit Rider will terminate.


CHARGES, FEES AND DEDUCTIONS

No deductions are currently made from purchase payments, although we reserve the right to charge for any applicable premium tax charges. Therefore, the full amount of the purchase payments are invested in one or more of the variable sub-accounts and/or the general account options.

Contingent Deferred Sales Load/
Surrender Charge

No deduction for sales charges is made from purchase payments at the time they are made. However, a contingent deferred sales load, or surrender charge, of up to 6% of purchase payments may be imposed on certain withdrawals or surrenders. This charge is designed to partially cover certain expenses incurred by us relating to the sale of the contract, including commissions paid to salespersons, the costs of preparation of sales literature and other promotional costs and acquisition expenses.

The contingent deferred sales load/surrender charge percentage varies according to the number of years between when a purchase payment was credited to the contract and when the withdrawal is made. The amount of this charge is determined by multiplying the amount withdrawn that is subject to the charge by the contingent deferred sales load percentage according to the following table. In no event will the total contingent deferred sales load/surrender charge assessed against the contract exceed 6% of the total purchase payments.

                                   Contingent
                                    Deferred
Number of Years                 Sales Load As A
Since Receipt of                 Percentage of
Premium                             Premium
-------                             -------
Less than 2 years                      6%
2 years but less than 3 years          5%
3 years but less than 4 years          5%
4 years but less than 5 years          4%
5 years but less than 6 years          4%
6 years but less than 7 years          2%
7 years or more                        0%

Free Withdrawals-Allowed Amount

Beginning 30 days after the contract effective date, or the end of the free look period, if later, you may make a withdrawal up to the allowed amount without incurring a contingent deferred sales load/surrender charge each contract year before the annuity date.


Depending on state availability, for contracts purchased on or after September 7, 1999, the allowed amount each contract year is equal to:

a)    during the first contract year, the greater of:

          accumulated earnings not previously withdrawn; or

          15% of the total purchase payments received as of the date of withdrawal; and

b) after the first contract year, 100% of purchase payments not previously withdrawn and received at least seven complete contract years before the date of withdrawal, plus the greater of:

          accumulated earnings not previously withdrawn; or

          15% of purchase payments received less than seven complete contract years determined as of the last contract anniversary.

Withdrawals will be made first from earnings and then from purchase payments on a first-in/first-out basis. If an allowed amount is not withdrawn during a contract year, it does not carry over to the next contract year. However, accumulated earnings, if any, in the account value and purchase payments held for seven full contract years are always available as the allowed amount. The allowed amount may vary depending on the state in which your contract is issued.

For contracts purchased before September 7, 1999, the allowed amount each contract year is equal to 15% of:


(a) the total purchase payments received during the last seven years determined as of the last contract anniversary; minus

(b) any withdrawals during the present contract year.


Withdrawals will be made first from purchase payments on a first-in/first-out basis and then from earnings. The allowed amount may vary depending on the state in which your contract is issued. If the allowed amount is not fully withdrawn or paid out during a contract year, it does not carry over to the next contract year. However, accumulated earnings, if any, in the account value and purchase payments held for seven full contract years are always available as the allowed amount.


Free Withdrawals - Living Benefits Rider

When the contract is purchased, you, as the owner, may also elect, in certain states, a Living Benefits Rider for an additional fee. This rider provides that the contingent deferred sales load will be waived in any of the three following instances:

a) if you or the joint owner receive extended medical care in a qualifying institution (as defined in the contract) for at least 60 consecutive days, and the request for the withdrawal or surrender, together with proof of such extended care, is received at our Service Center during the term of such care, or within 90 days after the last day upon which you or joint owner received such extended care; or

b) if you or the joint owner receive medically required hospice or in-home care for at least 60 consecutive days and such extended care is certified by a qualified medical professional. You may also be required to submit other evidence as required by us such as evidence of Medicare eligibility; or

c) if you or the joint owner are diagnosed as terminally ill by a qualified medical professional after the first contract year and are reasonably expected to die within 12 months.

Neither 1 nor 2 apply if you or the joint owner are receiving extended medical care in a qualifying institution or receiving in-home care at the time the contract is purchased.

We reserve the right to not accept purchase payments after you or the joint owner have qualified for any of these waivers. Under the rider, you are the owner, or the annuitant if the contract is not owned by an individual. Any withdrawals under the rider on which the contingent deferred sales load is waived will not reduce the allowed amount for the contract year.

Other Free Withdrawals

In addition, no contingent deferred sales load is assessed:


      on withdrawals for Additional Death Benefit Rider premiums;


          upon annuitization after the first contract year to an option involving life contingencies; or

      upon payment of the death benefit before the annuity date.

Any applicable contingent deferred sales load will be deducted from the amount requested for both partial withdrawals, including withdrawals under the systematic withdrawal option or the APO, and full surrenders, unless you elect to add the amount of the applicable load to the amount requested for a partial withdrawal to cover the applicable contingent deferred sales load. The contingent deferred sales load and any premium tax charge applicable to a withdrawal from the guarantee period account will be deducted from the amount withdrawn after the interest adjustment, if any, is applied and before payment is made.

Administrative Charges

Account Fee. At the end of each contract year and before the annuity date, we deduct an annual account fee as partial compensation for expenses relating to the issue and maintenance of the contract and the variable account. The annual account fee is equal to the lesser of $30 or 2% of the account value. The account fee may be increased upon 30 days advance written notice, but in no event may it exceed $60, or 2% of the account value, if less, per contract year. If the contract is surrendered, the account fee, unless waived, will be deducted from a full surrender before the application of any contingent deferred sales load. The account fee will be deducted on a pro rata basis, based on values, from the account value. The fee deductions will be based on both the variable sub-accounts and the general account options. No interest adjustment will be assessed on any deduction for the account fee taken from the guarantee period account. The account fee for a contract year will be waived if the account value exceeds $50,000 on the last business day of that contract year or as of the date you, as owner, surrender the contract.

Annuity Fee. After the annuity date, an annual annuity fee of $30 to help cover processing costs will be deducted in equal amounts from each variable payment made during the year. This fee is $2.50 each month if monthly payments are made. This fee will not be changed. No annuity fee will be deducted from fixed payments. This fee may be waived.

Administrative Expense Charge. We also make a daily deduction for the administrative expense charge from the variable account before and after the contract effective date at an effective current annual rate of 0.15% of assets held in each variable sub-account to reimburse us for administrative expenses. We have the ability in most states to increase or decrease this charge, but the charge is guaranteed not to exceed 0.35%. We will provide 30 days written notice of any change in fees. The administrative charges do not bear any relationship to the actual administrative costs of a particular contract. The administrative expense charge is reflected in the variable accumulation or variable annuity unit values for each variable sub-account.



Mortality and Expense Risk Charge

We deduct a charge for bearing certain mortality and expense risks under the contracts. This is a daily charge at an effective annual rate of 1.20% of the assets in the variable account. We guarantee that this charge of 1.20% will never increase. The mortality and expense risk charge is reflected in the variable accumulation and variable annuity unit values for each variable sub-account.

Variable accumulated values and variable settlement option payments are not affected by changes in actual mortality experience incurred by us. The mortality risks assumed by us arise from our contractual obligations to make settlement option payments determined in accordance with the settlement option tables and other provisions contained in the contract and to pay death benefits before the annuity date.

The expense risk assumed by us is the risk that our actual expenses in administering the contracts and the variable account will exceed the amount recovered through the administrative expense charge, account fees, transfer fees and any fees imposed for certain options and services.

If the mortality and expense risk charge is insufficient to cover actual costs and risks assumed, we will bear these losses. If this charge is more than sufficient, any excess will accrue to us. Currently, we expect a profit from this charge.

We anticipate that the contingent deferred sales load will not generate sufficient funds to pay the cost of distributing the contracts. To the extent that the contingent deferred sales load is insufficient to cover the actual cost of contract distribution, the deficiency will be met from our general corporate assets which may include amounts, if any, derived from the mortality and expense risk charge.

Living Benefits Rider Fee


If you elect the Living Benefits Rider when the contract is purchased, a fee will be deducted at the end of each contract month while the rider continues in force. The fee each month will be 1/12 of 0.05% of the account value at that time. The fee is deducted from each variable sub-account on a pro rata basis based on the value in each variable sub-account through the cancellation of variable accumulation units. If there is insufficient variable accumulated value, the fee will be deducted pro rata from the values in the general account options. Any interest adjustments will apply. We reserve the right to waive the interest adjustment for deduction from the guarantee period account for this rider fee.

Additional Death Benefit Rider Premium

If you elect the Additional Death Benefit Rider when the contract is purchased, we will withdraw of 1/12 of the annual premium at the end of each contract month. The annual premium is based on the account value as of the last contract anniversary and determined by the benefit level you elect. For the 28% benefit, the current annual premium is:

      0.25% of the account value for attained ages before age 60; and

      0.28% of the account value for attained ages 60 and over.

For the 40% benefit, the current annual premium is:

      0.36% of the account value for attained ages before age 60; and

      0.40% of the of the account value for attained ages 60 and over.

These annual premiums are guaranteed when the Rider is issued. The premiums may change for future issues, but we guarantee that they won't exceed 0.75% of the account value per contract year.

The account value is the sum of the variable accumulated value and the general account options accumulated value. The ADB Rider fee is deducted first from the variable accumulated value by taking a deduction from each variable sub-account pro rata based on the value in each variable sub-account through the cancellation of variable accumulation units. If there is insufficient variable accumulated value, the remainder of the fee will be deducted pro rata from the values in the general account options. Any interest adjustment will apply, although we reserve the right to waive the interest adjustment.


Premium Tax Charges

Currently there is no charge for premium taxes except upon annuitization. However, we may be required to pay premium or retaliatory taxes currently ranging from 0% to 5%. We reserve the right to deduct a charge for these premium taxes from premium payments, from amounts withdrawn, or from amounts applied on the annuity date. In some jurisdictions, charges for both direct premium taxes and retaliatory premium taxes may be imposed at the same or different times with respect to the same purchase payment, depending upon applicable law.

Transfer Fee

We currently impose a fee for each transfer in excess of the first 18 in a single contract year. We will deduct the charge from the amount transferred. This fee is $10 and will be used to help cover our costs of processing transfers. We reserve the right to waive this fee or to not count transfers under certain options and services as part of the number of allowed annual transfers without charge.

Option and Service Fees

We reserve the right to impose reasonable fees for administrative expenses associated with processing certain options and services. These fees would be deducted from each use of the option or service during a contract year.

Taxes

No charges are currently made for taxes. However, we reserve the right to deduct charges in the future for federal, state, and local taxes or the economic burden resulting from the application of any tax laws that we determine to be attributable to the contracts.

Portfolio Expenses

The value of the assets in the variable account reflects the value of portfolio shares and therefore the fees and expenses paid by each portfolio. A complete description of the fees, expenses, and deductions from the portfolios are found in the portfolios' prospectuses.

Interest Adjustment

For a description of the interest adjustment applicable to early withdrawals and transfers from the guaranteed period account, see The General Account Options -- the Guarantee Period Account in Appendix A of this prospectus.

Sales in Special Situations


We may sell the contracts in special situations that are expected to involve reduced expenses for us. These instances may include sales:


 sales in certain group arrangements, such as employee savings plans;

          sales to current or former officers, directors and employees, and their families, of Transamerica and its affiliates;

          sales to officers, directors, and employees, and their families, and the portfolios' investment advisers and their affiliates; or

 sales to officers, directors, employees and sales agents also known as registered representatives, and their families, and broker-dealers and other financial institutions that have sales agreements with us to sell the contracts.

In these situations:

a)    the contingent deferred sales load may be reduced or waived;

b) the mortality and expense risk charge or administration charges may be reduced or waived; and/or

c) certain amounts may be credited to the contract account value (for examples, amounts related to commissions or sales compensation otherwise payable to a broker-dealer may be credited to the contract account value.

These reductions in fees or charges or credits to account value will not unfairly discriminate against any contract owner. These reductions in fees or charges or credits to account value may be taxable and treated as purchase payments for purposes of income tax and any possible premium tax charge.

DISTRIBUTION OF THE CONTRACT


Transamerica Securities Sales Corporation (TSSC), is the principal underwriter of the contracts under a Distribution Agreement with Transamerica. TSSC may also serve as an underwriter and distributor of other contracts issued through the variable account and certain other separate accounts of Transamerica and affiliates of Transamerica. TSSC is an indirect wholly-owned subsidiary of Transamerica Corporation. TSSC is registered with the Commission as a broker/dealer and is a member of the National Association of Securities Dealers, Inc. (NASD). Its principal offices are located at 1150 South Olive Street, Los Angeles, California 90015. TSSC may enter into sales agreements with broker/dealers to solicit applications for the contracts through registered representatives who are licensed to sell securities and variable insurance products.


Under the Sales Agreements, TSSC will pay broker-dealers compensation based on a percentage of each purchase payment. The percentage may be up to 6%, and in certain situations additional amounts for marketing allowances, production bonuses, service fees, sales awards and meetings, and asset based trailer commissions may be paid.

SETTLEMENT OPTION PAYMENTS

Annuity Date

The annuity date is the date that the annuitization phase of the contract begins. On the annuity date, we will apply the annuity amount, defined below, to provide payments under the settlement option selected by you. You select the annuity date and you may change the date from time to time by giving notice to our Service Center in a form and manner acceptable to us. Notice of each change must be received by our Service Center at least 30 days before the then-current annuity date. The annuity date cannot be earlier than the first contract anniversary except for certain qualified contracts.

The latest annuity date which may be elected is the later of:

a) the first day of the calendar month immediately preceding the month of the annuitant's or joint annuitants' 85th birthday; or

b) the first day of the month coinciding with or next following the tenth contract anniversary, but in no event later than an annuitant's 97th birthday.


The latest allowed annuity date may vary in certain jurisdictions, or under certain programs or circumstances. The annuity date must be the first day of a calendar month. The first settlement option payment will be on the first day of the month immediately following the annuity date. Certain qualified contracts may have restrictions as to the annuity date and the types of settlement options available.


Settlement Option Payments

The annuity amount is the account value, minus any interest adjustment, minus any applicable contingent deferred sales load, and minus any applicable premium tax charges. Any contingent deferred sales load will be waived if the settlement option payments involve life contingencies and begin on or after the first contract anniversary.

If the amount of the monthly payment from the settlement option you selected would result in a monthly settlement option payment of less than $150, or if the annuity amount is less than $5,000, we reserve the right to offer a less frequent mode of payment or pay the cash surrender value in a cash payment. Monthly settlement option payments from the variable payment option will further be subject to a minimum monthly payment of $75 from each variable sub-account from which such payments are made.

You may choose from the settlement options below. We may consent to other plans of payment before the annuity date. For settlement options involving life contingencies, the actual age and/or sex of the annuitant, or a joint annuitant will affect the amount of each payment. Sex-distinct rates generally are not allowed under certain qualified contracts and in some jurisdictions. We reserve the right to ask for satisfactory proof of the annuitant's or joint annuitant's age. We may delay settlement option payments until satisfactory proof is received. Since payments to older annuitants are expected to be fewer in number, the amount of each annuity payment shall be greater for older annuitants than for younger annuitants.

You may choose from the two payment options described below. The annuity date and settlement options available for qualified contracts may also be controlled by endorsements, the plan or applicable law.




Election of Settlement Option Forms and Payment Options

Before the annuity date, and while the annuitant is living, you may, by written request, change the settlement option or payment option. The request for change must be received by our Service Center at least 30 days before the annuity date.

In the event that a settlement option form and payment option is not selected at least 30 days before the annuity date, we will make settlement option payments according to the 120 month period certain and life settlement option and the applicable provisions of the contract.

Payment Options

You may elect a fixed or a variable payment option, or a combination of both, in 25% increments of the annuity amount.

Unless specified otherwise, the annuity amount in the variable account will be used to provide a variable payment option and the amount in the general account options will be used to provide a fixed payment option. In this event, the initial allocation of variable annuity units for the variable sub-accounts will be in proportion to the account value in the variable sub-accounts on the annuity date.

Fixed Payment Option

A fixed payment option provides for payments which will remain constant according to the terms of the settlement option you select. If you select a fixed payment option, the portion of the annuity amount used to provide that payment option will be transferred to the general account assets of Transamerica. The amount of payments will be established by the fixed settlement option which you select and by the age and sex, if sex-distinct rates are allowed by law, of the annuitants. Payment amounts will not reflect investment performance after the annuity date. The fixed payment amounts are determined by applying the fixed settlement option purchase rate, which is specified in the contract, to the portion of the annuity amount applied to the payment option. Payments may vary after the death of an annuitant under some options; the amounts of variances are fixed on the annuity date.

Variable Payment Option

A variable payment option provides for payments that vary in dollar amount, based on the investment performance of the selected variable sub-accounts. The variable settlement option purchase rate tables in the contract reflect an assumed, but not guaranteed, annual interest rate of 5.35%. If the actual net investment performance of the variable sub-accounts is less than 5.35%, then the dollar amount of the actual payments will decrease. If the actual net investment performance of the variable sub-accounts is higher than 5.35%, then the dollar amount of the actual payments will increase. If the net investment performance exactly equals the 5.35% rate, then the dollar amount of the actual payments will remain constant. We may offer other assumed annual interest rates.

Variable payments will be based on the variable sub-accounts you select, and on the monies which you allocate among them.

For further details as to the determination of variable payments, see the Statement of Additional Information.

Settlement Option Forms

As owner, you may choose any of the settlement option forms described below. Subject to our approval, you may select any other settlement option forms offered by us in the future.

1. Life Annuity. Payments start on the first day of the month immediately following the annuity date, if the annuitant is living. Payments end with the payment due just before the annuitant's no payment will be made if the annuitant dies after the annuity date but before the first payment is due; only one payment will be made if the annuitant dies before the second payment is due, and so forth.

2. Life and Contingent Annuity. Payments start on the first day of the month immediately following the --------------------------- annuity date, if the annuitant is living. Payments will continue for as long as the annuitant lives. After the annuitant dies, payments will be made to the contingent annuitant for as long as the contingent annuitant lives. The continued payments can be in the same amount as the original payments, or in an amount equal to one-half or two-thirds thereof. Payments will end with the payment due just before the death of the contingent annuitant. There is no death benefit after both die. If the contingent annuitant does not survive the annuitant, payments will end with the payment due just before the death of the annuitant. It is possible that no payments or very few payments will be made, if the annuitant and contingent annuitant die shortly after the annuity date.

     The written request for this form must:

     a)   name the contingent annuitant; and

     b) state the percentage of payments to be made after the annuitant dies.

     Once payments start under this settlement option form, the person named as contingent annuitant for purposes of being the measuring life, may not be changed. We will require proof of age for the annuitant and for the contingent annuitant before payments start.

3. Life Annuity With Period Certain. Payments start on the first day of the month immediately following the annuity date, if the annuitant is living. Payments will be made for the longer of:

     a)   the annuitant's life; or

     b)   the period certain

     The period certain may be 120, 180 or 240 months.

     If the annuitant dies after all payments have been made for the period certain, payments will cease with the payment that is paid just before the annuitant dies. No death benefit will then be payable to the beneficiary.

     If the annuitant dies during the period certain, the rest of the period certain payments will be made to the beneficiary, unless you provide otherwise.

     The written request for this form must:
     a)   state the length of the period certain; and

     b)   name the beneficiary.

4. Joint and Survivor Annuity. Payments will be made starting on the first day of the month immediately following the annuity date, if and for as long as the annuitant and joint annuitant are living. After the annuitant or joint annuitant dies, payments will continue as long as the survivor lives. Payments end with the payment due just before the death of the survivor. The continued payments can be in the same amount as the original payments, or in an amount equal to one-half or two-thirds thereof. It is possible that no payments or very few payments will be made under this arrangement if the annuitant and joint annuitant both die shortly after the annuity date.

     The written request for this form must:

     a)   name the joint annuitant; and

     b) state the percentage of continued payments to be made upon the first death.

     Once payments start under this settlement option form, the person named as joint annuitant, for the purpose of being the measuring life, may not be changed. We will need proof of age for the annuitant and joint annuitant before payments start.

5. Other Forms of Payment. We can provide benefits under any other settlement option not described in this section as long as we agree to these options and they comply with any applicable state or federal law or regulation. Requests for any other settlement option must be made in writing to our Service Center at least 30 days before the annuity date.

     After the annuity date:

a) you will not be allowed to make any changes in the settlement option and payment option;

          b) no additional purchase payments will be accepted under the contract; and

     c) no further withdrawals will be allowed.

As the owner of a non-qualified contract, you may, at any time after the contract date, write to us at our Service Center to change the payee of benefits being provided under the contract. The effective date of change in payee will be the later of: a) the date we receive the written request for such change; or

b)    the date specified by you.

As the owner of a qualified contract, you may not change payees, except as permitted by the plan, arrangement or federal law.

FEDERAL TAX MATTERS

Introduction


The following discussion is a general description of federal tax considerations for U.S. persons relating to the contract and is not intended as tax advice. This discussion is not intended to address the tax consequences resulting from all of the situations in which a person may be entitled to or may receive a distribution under the contract. If you are concerned about these tax implications, you should consult a competent tax adviser before initiating any transaction. This discussion is based upon our understanding of the present federal income tax laws as they are currently interpreted by the Internal Revenue Service, or IRS. No representation is made as to the likelihood of the continuation of the present federal income tax laws or of the current interpretation by the IRS. Moreover, no attempt has been made to consider any applicable state or other tax laws. If a prospective owner is not a U.S. person, see Contracts Purchased by Nonresident Aliens and Foreign Corporations below.


The contract may be purchased on a non-tax qualified basis, as a non-qualified contract, or purchased and used in connection with plans or arrangements qualifying for special tax treatment as a qualified contract. Qualified contracts are designed for use in connection with plans or arrangements entitled to special income tax treatment under Code Sections 401, 403(b), 408 and 408A.
The ultimate effect of federal income taxes on the amounts held under a contract, on settlement option payments, and on the economic benefit to the owner, the annuitant, or the beneficiary may depend on:

          the type of retirement plan or arrangement for which the contract is purchased;


      the tax and employment status of the individual concerned; or Transamerica'sour tax status.

In addition, certain requirements must be satisfied when purchasing a qualified contract with proceeds from a tax qualified retirement plan or other arrangement. Certain requirements must also be met when receiving distributions from a qualified contract, in order to continue receiving favorable tax treatment. Therefore, purchasers of qualified contracts should seek competent legal and tax advice regarding the suitability of the contract for their individual situation, the applicable requirements, and the tax treatment of the rights and benefits of the contract. The following discussion is based on the assumption that the contract qualifies as an annuity for federal income tax purposes and that all purchase payments made to qualified contracts are in compliance with all requirements under the Code and the specific retirement plan or arrangement.


Purchase Payments

At the time the initial purchase payment is paid, as prospective purchaser, you must specify whether you are purchasing a non-qualified contract or a qualified contract. If the initial purchase payment is derived from an exchange, transfer, conversion or surrender of another annuity contract, we may require that the prospective purchaser provide information with regard to the federal income tax status of the previous annuity contract. We will require that persons purchase separate contracts if they desire to invest monies qualifying for different annuity tax treatment under the Code. Each such separate contract would require the minimum initial purchase payment previously described. Additional purchase payments under a contract must qualify for the same federal income tax treatment as the initial purchase payment under the contract. We will not accept an additional purchase payment under a contract if the federal income tax treatment of such purchase payment would be different from that of the initial purchase payment.

Taxation of Annuities

In General. Code Section 72 governs taxation of annuities in general. Transamerica believes that an owner who is a natural person generally is not taxed on increases in the value of a contract until distribution occurs by withdrawing all or part of the account value for example, via withdrawals or settlement option payments. For this purpose, the assignment, pledge, or agreement to assign or pledge any portion of the account value, and in the case of a qualified contract, any portion of an interest in the plan, generally will be treated as a distribution. The taxable portion of a distribution is taxable as ordinary income.


The owner of any contract who is not a natural person generally must include in income any increase in the excess of the account value over the "investment in the contract" during the taxable year. There are some exceptions to this rule and a prospective owner that is not a natural person should discuss these with a competent tax adviser.


The following discussion generally applies to a contract owned by a natural person.


Withdrawals.  For  non-qualified  contracts,   partial  withdrawals,   including
withdrawals under the systematic withdrawal option, are generally treated as taxable income to the extent that the account value immediately before the withdrawal exceeds the investment in the contract at that time. The investment in the contract generally equals the amount of non-deductible purchase payments made.

The monthly premiums withdrawn from the account value for the Additional Death Benefit Rider are considered distributions taxable to the owner according to the Code. These taxable distributions will be subject to the reporting and withholding rules of the Code and may be subject to penalty if the owner is less than 59 1/2 at the time of withdrawal.

For withdrawals from qualified contracts, including withdrawals under the systematic withdrawal option or the automatic payout option, a ratable portion of the amount received is taxable, generally based on the ratio of the investment in the contract to the individual's total accrued benefit under the retirement plan or arrangement. The investment in the contract generally equals the amount of non-deductible purchase payments made by or on behalf of any individual. For certain qualified contracts, the investment in the contract can be zero. Special tax rules applicable to certain distributions from qualified contracts are discussed below, under Qualified Contracts.


If a partial withdrawal from the guarantee period account is subject to an interest adjustment, the account value immediately before the withdrawal will not be altered to take into account the interest adjustment. As a result, for purposes of determining the taxable portion of a partial withdrawal, the account value will be treated as including the amount deducted from the guarantee period account due to the interest adjustment.

Full surrenders are treated as taxable income to the extent that the amount received exceeds the investment in the contract.

Settlement Option Payments. Although the tax consequences may vary depending on the settlement option elected under the contract, in general a ratable portion of each payment that represents the amount by which the account value exceeds the investment in the contract will be taxed based on the ratio of the investment in the contract to the total benefit payable; after the investment in the contract is recovered, the full amount of any additional settlement option payments is taxable.

For variable payments, the taxable portion is generally determined by an equation that establishes a specific dollar amount of each payment that is not taxed. The dollar amount is determined by dividing the investment in the contract by the total number of expected periodic payments. However, the entire distribution will be taxable once the recipient has recovered the dollar amount of his or her investment in the contract.

For fixed payments, in general there is no tax on the portion of each payment which represents the same ratio that the investment in the contract bears to the total expected value of the payments for the term selected. However, the remainder of each settlement option payment is taxable. Once the investment in the contract has been fully recovered, the full amount of any additional settlement option payments is taxable. If settlement option payments cease as a result of an annuitant's death before full recovery of the investment in the contract, consult a competent tax adviser regarding deductibility of the unrecovered amount.


Withholding. The Code requires us to withhold federal income tax from withdrawals. However, except for certain qualified contracts, an owner will be entitled to elect, in writing, not to have tax withholding apply. Withholding applies to the portion of the distribution which is includible in income and subject to federal income tax, including the withdrawal of Additional Death Benefit Rider premiums. The federal income tax withholding rate is 10%, or 20% in the case of certain qualified plans, of the taxable amount of the distribution. Withholding applies only if the taxable amount of the distribution is at least $200.

Some states also require withholding for state income taxes.

The withholding rate varies according to the type of distribution and the owner's tax status. Eligible rollover distributions from Section 401(a) plans and Section 403(b) tax sheltered annuities are subject to mandatory federal income tax withholding at the rate of 20%. An eligible rollover distribution is the taxable portion of any distribution from such a plan, except for certain distributions or settlement option payments made in a specified form. The 20% mandatory withholding does not apply, however, if the owner chooses a direct rollover from the plan to another tax-qualified plan or to an IRA described in Code Section 408.


If distributions are delivered to foreign countries, federal income tax will generally be withheld at a 10% rate unless you certify to us that you are not a
U. S. citizen  residing abroad or a tax avoidance  expatriate as defined in Code
Section 877. Such certification may result in mandatory withholding of federal income taxes at a different rate.


The federal income tax withholding rate for a distribution that is not an eligible rollover distribution is 10% of the taxable amount of the distribution.


Penalty Tax. A federal income tax penalty equal to 10% of the amount treated as taxable income may be imposed. In general, however, there is no penalty tax on distributions, including withdrawal of Additional Death Benefit Rider premiums:


a)    made on or after the date on which the owner attains age 59 1/2;

b)    made as a result of death or disability of the owner; or

c) received in substantially equal periodic payments as a life annuity or a joint and survivor annuity for the life(ves) or life expectancy(ies) of the owner and a designated beneficiary.
Other exceptions to the tax penalty may apply to certain distributions from a qualified contract.


Taxation of Death Benefit Proceeds. Amounts may be distributed from the contract because of the death of an owner. Generally such amounts are includible in the income of the recipient as follows:


          a) if distributed in a lump sum, they are taxed in the same manner as a full surrender as described above; or

b) if distributed under a settlement option, they are taxed in the same manner as settlement option payments, as described above.


For these purposes, the investment in the contract is not affected by the owner's death. That is, the investment in the contract remains the amount of any purchase payments paid which are not excluded from gross income. The Additional Death Benefit is intended not to be subject to taxation.

Taxation of Additional Death Benefit Rider Proceeds. We believe the Additional Death Benefit Rider described in this prospectus is a life insurance contract under Code Section 7702. As such, the death benefit of the Rider is generally excludible from the gross income of the beneficiary. A surrender, payment when the Rider is terminated, change in face amount or assignment of the contract may have tax consequences.


Transfers,   Assignments,  or  Exchanges  of  the  Contract.  For  non-qualified contracts, a transfer of ownership of a contract, the designation of an annuitant, payee, or other beneficiary who is not also the owner, or the exchange of a contract may result in certain tax consequences to the owner that are not discussed herein. An owner contemplating any such designation, transfer, assignment, or exchange should contact a competent tax adviser with respect to the potential tax effects of such a transaction. Qualified contracts may not be assigned or transferred, except as permitted by the Code or the Employee Retirement Income Security Act of 1974, also referred to as ERISA.

Multiple Contracts. All deferred non-qualified contracts that are issued by Transamerica or its affiliates to the same owner during any calendar year are treated as one contract for purposes of determining the amount includible in gross income under Code Section 72(e). In addition, the Treasury Department has specific authority to issue regulations that prevent the avoidance of Section 72(e) through the serial purchase of contracts or otherwise. Congress has also indicated that the Treasury Department may have authority to treat the combination purchase of an immediate annuity contract and separate deferred annuity contracts as a single annuity contract under its general authority to prescribe rules that may be necessary to enforce the income tax laws.

Qualified Contracts

In General. The qualified contracts are designed for use with several types of retirement plans and arrangements. The tax rules applicable to participants and beneficiaries in retirement plans or arrangements vary according to the type of plan and the terms and conditions of the plan. Special tax treatment may be available for certain types of contributions and distributions. Adverse tax consequences may result from contributions in excess of specified limits; distributions before age 59 1/2, subject to certain exceptions; distributions that do not conform to specified commencement and minimum distribution rules; and in other specified circumstances.

We make no attempt to provide more than general information about use of the contracts with the various types of retirement plans. Owners and participants under retirement plans, as well as annuitants and beneficiaries, are cautioned that the rights of any person to any benefits under qualified contracts may be subject to the terms and conditions of the plans themselves, regardless of the terms and conditions of the contract (including any endorsements) issued in connection with such a plan. Some retirement plans are subject to distribution and other requirements that are not incorporated in the administration of the contracts. Owners are responsible for determining that contributions and other transactions with respect to the contracts satisfy applicable law. Purchasers of contracts for use with any retirement plan should consult their legal counsel and tax adviser regarding the suitability of the contract.

For qualified plans under Section 401(a), 403(a) and 403(b), the Code requires that distributions generally must commence no later than the later of April 1 of the calendar year following the calendar year in which the owner or plan participant:

a)    reaches age 70 1/2; or

b) retires and distribution must be made in a specified manner.

If the plan participant is a 5 percent owner, as defined in the Code, distributions generally must begin no later than April 1 of the calendar year following the calendar year in which the owner or plan participant reaches age 70 1/2. For IRAs and SEP/IRAs described in Section 408, distributions generally must commence no later than the later of April 1 of the calendar year following the calendar year in which the owner or plan participant reaches age 70 1/2. Roth IRAs under Section 408A do not require distributions at any time before the owner's death.

Qualified Pension and Profit Sharing Plans. Code Section 401(a) permits employers to establish various types of retirement plans for employees. Such retirement plans may permit the purchase of the contract in order to provide retirement savings under the plans. Adverse tax consequences to the plan, to the participant or to both may result if this contract is assigned or transferred to any individual as a means to provide benefits payments. If you are buying a contract for use with such plans, you should seek competent advice. Advice you receive should address the suitability of the proposed plan documents and the contract to your specific needs.

Individual Retirement Annuities (IRA), Simplified Employee Plans (SEP) and Roth IRAs. The sale of a contract for use with any IRA may be subject to special disclosure requirements of the Internal Revenue Service (IRS). If you purchase a contract for use with an IRA you will be provided with supplemental information required by the IRS or other appropriate agency.

You will have the right to cancel your purchase within 7 days of whichever is earliest:

a)    the establishment of your IRA; or

b)    your purchase.

If you intend to make such a purchase, you should seek competent advice as to the suitability of the contract you are considering purchasing for use with an IRA.


The contract is designed for use with IRA rollovers and contributory IRAs. A contributory IRA is a contract to which initial and subsequent purchase payments are subject to limitations imposed by the Code. Code Section 408 permits eligible individuals to contribute to an individual retirement program known as an Individual Retirement Annuity or Individual Retirement Account, or IRA. Also, distributions from certain other types of qualified plans may be rolled over on a tax-deferred basis into an IRA.


Earnings in an IRA are not taxed until distribution. IRA contributions are limited each year to the lesser of $2,000 or 100% of the owner's compensation, including earned income as defined in Code Section 401(c)(2). These contributions may be deductible in whole or in part depending on the individual's adjusted gross income and whether or not the individual is considered an active participant in a qualified plan. The limit on the amount contributed to an IRA does not apply to distributions from certain other types of qualified plans that are rolled over on a tax-deferred basis into an IRA. Amounts in the IRA, other than nondeductible contributions, are taxed when distributed from the IRA. Distributions before age 59 1/2, unless certain exceptions apply, are subject to a 10% penalty tax.

Eligible employers that meet specified criteria under Code Section 408(k) could establish simplified employee pension plans, referred to as SEP/IRAs, for their employees using IRAs. Employer contributions that may be made to such plans are larger than the amounts that may be contributed to regular IRAs, and may be deductible to the employer. SEP/IRAs are subject to certain Code requirements regarding participation and amounts of contributions.

The contract may also be used for Roth IRA conversions and contributory Roth IRAs. A contributory Roth IRA is a contract to which initial and subsequent purchase payments are subject to limitations imposed by the Code. Code Section 408A permits eligible individuals to contribute to an individual retirement program known as a Roth IRA, although contributions are not tax deductible. In addition, distributions from a non-Roth IRA may be converted to a Roth IRA. A non-Roth IRA is an individual retirement account or annuity described in Section 408(a) or 408(b), other than a Roth IRA. Distributions from a Roth IRA generally are not taxed, except that, once total distributions exceed contributions to the Roth IRA, income tax and a 10% penalty tax may apply to distributions you take:

a)    before age 59 1/2, subject to certain exceptions; or

b) during the five taxable years starting with the year in which you first contributed to the Roth IRA.

If you intend to purchase such a contract, you should seek competent advice as to the suitability of the contract for use with Roth IRAs.

Tax Sheltered Annuities. Under Code Section 403(b), payments made by public school systems and certain tax exempt organizations to purchase annuity contracts for their employees are excludable from the gross income of the employee, subject to certain limitations. However, these payments may be subject to Social Security and Medicare (FICA) taxes.

Code Section 403(b)(11) restricts the distribution under Code Section 403(b) annuity contracts of:

a)    elective contributions made in years beginning after December 31, 1988;

b)    earnings on those contributions; and

c) earnings in such years on amounts held as of the last year beginning before January 1, 1989.

Distribution of those amounts may only occur upon death of the employee, attainment of age 59 1/2, separation from service, disability, or financial hardship. In addition, income attributable to elective contributions may not be distributed in the case of hardship.

Pre-1989 contributions and earnings through December 31, 1989 are not subject to the restrictions described above. However, funds transferred to a qualified contract from a Section 403(b)(7) custodial account will be subject to the restrictions.

Restrictions under Qualified Contracts. There may be other restrictions that apply to the election, commencement, or distribution of benefits under qualified contracts, or under the terms of the plans under which contracts are issued. A qualified contract will be amended as necessary to conform to the requirements of the Code.


Contracts Purchased by
Nonresident Aliens and Foreign
Corporations

The discussion above provides general information regarding U.S. federal income tax consequences to annuity owners that are U.S. persons. Taxable distributions made to owners who are not U.S. persons will generally be subject to U.S. federal income tax withholding at a 30% rate, unless a lower treaty rate applies. In addition, distributions may be subject to state and/or municipal taxes and taxes that may be imposed by the owner's country of citizenship or residence. Prospective owners are advised to consult with a qualified tax adviser regarding U.S., state, and foreign taxation for any annuity contract purchase.


Taxation of Transamerica


We are taxed as a life insurance company under Part I of Subchapter L of the Code. Since the variable account is not an entity separate from Transamerica, and its operations form a part of Transamerica, it will not be taxed separately as a regulated investment company under Subchapter M of the Code. Investment income and realized capital gains are automatically applied to increase reserves under the contracts. Under existing federal income tax law, we believe that the variable account investment income and realized net capital gains will not be taxed to the extent that such income and gains are applied to increase the reserves under the contracts.

Accordingly, we do not anticipate that it will incur any federal income tax liability attributable to the variable account and, therefore, we do not intend to make provisions for any such taxes. However, if changes in the federal tax laws or interpretations thereof result in our being taxed on income or gains arising from the variable account, then we may impose a charge against the variable account (with respect to some or all contracts) in order to set aside provisions to pay such taxes.


Tax Status of the Contract

Diversification Requirements. Code Section 817(h) requires that with respect to non-qualified contracts, the investments of the portfolios be adequately diversified in accordance with Treasury regulations in order for the contracts to qualify as annuity contracts under federal tax law. The variable account, through the portfolios, intends to comply with the diversification requirements prescribed by the Treasury in Reg. Sec. 1.817-5, which affect how the portfolios' assets may be invested.

In certain circumstances, owners of variable annuity contracts may be considered the owners, for federal income tax purposes, of the assets of the separate accounts used to support their contracts. In those circumstances, income and gains from the separate account assets would be includible in the variable contract owner's gross income. The IRS has stated in published rulings that a variable contract owner will be considered the owner of separate account assets if the contract owner possesses incidents of ownership in those assets, such as the ability to exercise investment control over the assets.

The Treasury Department has also announced, in connection with the issuance of regulations concerning diversification, that those regulations "do not provide guidance concerning the circumstances in which investor control for the investments of a segregated asset account may cause the investor, as the owner, rather than the insurance company, to be treated as the owner of the assets in the account." This announcement also stated that guidance would be issued by way of regulations or rulings on the "extent to which policyholders may direct their investments to particular sub-accounts without being treated as owners of the underlying assets."

The ownership rights under the contract are similar to, but different in certain respects from, those described by the IRS in rulings in which it was determined that contract owners were not owners of separate account assets. For example, the owner has additional flexibility in allocating premium payments and account values. These differences could result in an owner being treated as the owner of a pro rata portion of the assets of the variable account. In addition, Transamerica does not know what standards will be set forth, if any, in the regulations or rulings which the Treasury Department has stated it expects to issue. Transamerica therefore reserves the right to modify the contract as necessary to attempt to prevent an owner from being considered the owner of a pro rata share of the assets of the variable account.

Required Distributions. In order to be treated as an annuity contract for federal income tax purposes, Code Section 72(s) requires any non-qualified contract to provide that:

a) if any owner dies on or after the annuity date but before the time the entire interest in the contract has been distributed, the remaining portion of such interest will be distributed at least as rapidly as under the method of distribution being used as of the date of that owner's death; and

b) if any owner dies before the annuity date, the entire interest in the contract will be distributed within five years after the date of the owner's death. These requirements will be considered satisfied as to any portion of the owner's interest, which is payable to or for the benefit of a designated beneficiary.

This interest is distributed over the life of the designated beneficiary, or over a period not extending beyond the life expectancy of that beneficiary, provided that such distributions begin within one year of the owner's death.

The owner's designated beneficiary refers to a natural person designated by the owner as a beneficiary. Upon the owner's death, ownership of the contract passes to the "designated beneficiary." However, if the owner's "designated beneficiary" is the surviving spouse of the deceased owner, the contract may be continued with the surviving spouse as the new owner.

The non-qualified contracts contain provisions which are intended to comply with the requirements of Code Section 72(s), although no regulations interpreting these requirements have yet been issued. All provisions in the contract will be interpreted to maintain this tax qualification. We may make changes in order to maintain this qualification or to conform the contract to any applicable changes in the tax qualification requirements. We will provide you with a copy of any changes made to the contract.

Possible Changes in Taxation


Legislation has been proposed in the past that, if enacted, would adversely modify the federal taxation of certain insurance and annuity contracts. For example, one proposal would tax transfers among investment options and tax exchanges involving variable contracts. A second proposal would reduce the investment in the contract under cash value life insurance and certain annuity contracts by certain amounts, thereby increasing the amount of income for purposes of computing gain. Although the likelihood of there being any changes is uncertain, there is always the possibility that the tax treatment of the contracts could be changed by legislation or other means. Moreover, it is also possible that any change could be retroactive, that is, effective before the date of the change. You should consult a tax adviser with respect to legislative developments and their effect on the contract.


Other Tax Consequences


As noted above, the foregoing discussion of the federal income tax consequences is not exhaustive and special rules are provided with respect to other tax situations not discussed in this prospectus. Further, the federal income tax consequences discussed herein reflect our understanding of current law and the law may change. Federal estate and gift tax consequences and state and local estate, inheritance, and other tax consequences of ownership or receipt of distributions under the contract depend on the individual circumstances of each owner or recipient of the distribution. A competent tax adviser should be consulted for further information.


PERFORMANCE DATA


From time to time, we may advertise yields and average annual total returns for the variable sub-accounts. In addition, we may advertise the effective yield of the money market variable sub-account. These figures will be based on historical information and are not intended to indicate future performance.


The yield of the money market variable sub-account refers to the annualized income generated by an investment in that variable sub-account over a specified seven-day period. The yield is calculated by assuming that the income generated for that seven-day period is generated each seven-day period over a 52-week period and is shown as a percentage of the investment. The effective yield is calculated similarly but, when annualized, the income earned by an investment in that variable sub-account is assumed to be reinvested. The effective yield will be slightly higher than the yield because of the compounding effect of this assumed reinvestment.

The yield of a variable sub-account, other than the money market variable sub-account, refers to the annualized income generated by an investment in the variable sub-account over a specified thirty-day period. The yield is calculated by assuming that the income generated by the investment during that thirty-day period is generated each thirty-day period over a twelve-month period and is shown as a percentage of the investment.

The yield calculations do not reflect the effect of any contingent deferred sales load or premium taxes that may be applicable to a particular contract. To the extent that the contingent deferred sales load or premium taxes are applicable to a particular contract, the yield of that contract will be reduced. For additional information regarding yields and total returns, please refer to the Statement of Additional Information.

The average annual total return of a variable sub-account refers to return quotations assuming an investment has been held in the variable sub-account for various periods of time including, but not limited to, a period measured from the date the variable sub-account commenced operations. When a variable sub-account has been in operation for 1, 5, and 10 years, respectively, the average annual total return for these periods will be provided. The average annual total return quotations will represent the average annual compounded rates of return that would equate an initial investment of $1,000 to the redemption value of that investment, including the deduction of any applicable contingent deferred sales load but excluding deduction of any premium taxes, as of the last day of each of the periods for which total return quotations are provided.

Performance information for any variable sub-account reflects only the performance of a hypothetical contract under which account value is allocated to a variable sub-account during a particular time period on which the calculations are based. Performance information should be considered in light of the investment objectives and policies and characteristics of the portfolios in which the variable sub-account invests, and the market conditions during the given time period, and should not be considered as a representation of what may be achieved in the future. For a description of the methods used to determine yield and total returns, see the Statement of Additional Information.

Reports and promotional literature may also contain other information including:

a) the ranking of any variable sub-account derived from rankings of variable annuity separate accounts or their investment products tracked by Lipper Analytical Services, Inc., VARDS, IBC/Donoghue's Money Fund Report, Financial Planning Magazine, Money Magazine, Bank Rate Monitor, Standard and Poor's Indices, Dow Jones Industrial Average, and other rating services, companies, publications, or other persons who rank separate accounts or other investment products on overall performance or other criteria; and


b) the effect of tax deferred compounding on variable sub-account investment returns, or returns in general, which may be illustrated by graphs, charts, or otherwise, and which may include a comparison, at various points in time, of the return from an investment in a contract, or returns in general, on a tax-deferred basis, assuming one or more tax rates, with the return on a currently taxable basis. Other ranking services and indices may be used.

In our advertisements and sales literature, we may discuss, and may illustrate by graphs, charts, or through other means of written communication:


      the implications of longer life expectancy for retirement planning;

      the tax and other consequences of long-term investment in the contract;

      the effects of the contract's lifetime payout options; and

      the operation of certain special investment features of the contract -- such as the dollar cost averaging option.


We may explain and depict in charts, or other graphics, the effects of certain investment strategies, such as allocating purchase payments between the general account options and a variable sub-account. We may also discuss the Social Security system and its projected payout levels and retirement plans generally, using graphs, charts and other illustrations.

We may from time to time also disclose average annual total return in non-standard formats and cumulative non-annualized total return for the variable sub-accounts. The non-standard average annual total return and cumulative total return will assume that no contingent deferred sales load is applicable. Transamerica may from time to time also disclose yield, standard total returns, and non-standard total returns for any or all variable sub-accounts.


All non-standard performance data will only be disclosed if the standard performance data is also disclosed. For additional information regarding the calculation of other performance data, please refer to the Statement of Additional Information.


We may also advertise performance figures for the variable sub-accounts based on the performance of a portfolio before the time the variable account commenced operations.


YEAR 2000 ISSUE

Many computer software systems in use today cannot distinguish the year 2000 from the year 1900 because dates are encoded using the standard six-place format that allows entry of only the last two digits of the year. This is commonly known as the "Year 2000 Problem".

Regarding our systems and software that administer the contracts, we believe that our own internal systems will be Year 2000 ready. Additionally, we require third party vendors that supply software or administrative services to us in connection with the contract administration, to certify that such software and/or services will be Year 2000 ready.

The "Year 2000 Problem" could adversely impact the portfolios if the computer systems used by the portfolios' investment adviser, sub-adviser, custodian and transfer agent (including service providers' systems) do not accurately process date information on or after January 1, 2000. The investment advisers are addressing this issue by testing the computer systems they use to ensure that those systems will operate properly on or after January 1, 2000, and seeking assurances from other service providers they use that their computer systems will be adapted to address the "Year 2000 Problem" in time to prevent adverse consequences on or after January 1, 2000. However, especially when taking into account interaction with other systems, it is difficult to predict with precision that there will be no disruption of services in connection with the year 2000.

We continue to believe that we will achieve Year 2000 readiness. However, the size and complexity of our systems and the need for them to interface with other systems internally and with those of our customers, vendors, partners, governmental agencies and other outside parties, creates the possibility that some systems may experience Year 2000 problems. Although we believe we will be properly prepared for the date change, we are also developing contingency plans to minimize any potential disruptions to operations, especially from externally interfaced systems over which we have limited or no control.

This issue could also adversely impact the value of the securities that the portfolios invest in if the issuing companies' systems do not operate properly on or after January 1, 2000, and this risk could be heightened for portfolios that invest internationally. Refer to the prospectuses for the portfolios for more information.

The above information is subject to the Year 2000 Readiness Disclosure Act. This act may limit your legal rights in the event of a dispute.

LEGAL PROCEEDINGS

There is no pending material legal proceeding affecting the variable account. Transamerica is involved in various kinds of routine litigation which, in management's judgment, are not of material importance to Transamerica's assets or to the variable account.

LEGAL MATTERS

The organization of Transamerica, its authority to issue the contract and the validity of the form of the contract have been passed upon by James W. Dederer, General Counsel and Secretary of Transamerica.
ACCOUNTANTS AND FINANCIAL
STATEMENTS

The consolidated financial statements of Transamerica at December 31, 1998 and 1997, and the financial statements of Separate Account VA-6 at December 31, 1998 and for the period then ended, appearing in the Statement of Additional Information have been audited by Ernst & Young LLP, Independent Auditors, as set forth in their reports appearing in the Statement of Additional Information. The financial statements audited by Ernst & Young LLP have been included in reliance upon such reports given upon the authority of such firm as experts in accounting and auditing.

VOTING RIGHTS

To the extent required by applicable law, all portfolio shares held in the variable account will be voted by Transamerica at regular and special shareholder meetings of the respective portfolio. The shares will be voted in accordance with instructions received from persons having voting interests in the corresponding variable sub-account. If, however, the 1940 Act or any regulation thereunder should be amended, or if the present interpretation thereof should change, or if Transamerica determines that it is allowed to vote all portfolio shares in its own right, Transamerica may elect to do so.

The person with the voting interest is the owner. The number of votes which are available to an owner will be calculated separately for each variable sub-account. Before the annuity date, that number will be determined by applying his or her percentage interest, if any, in a particular variable sub-account to the total number of votes attributable to that variable sub-account. The owner holds a voting interest in each variable sub-account to which the account value is allocated. After the annuity date, the number of votes decreases as settlement option payments are made and as the reserves for the contract decrease.

The number of votes of a portfolio will be determined as of the date coincident with the date established by that portfolio for determining shareholders eligible to vote at the meeting of the portfolios. Voting instructions will be solicited by written communication before such meeting in accordance with procedures established by the respective portfolios.

Shares for which no timely instructions are received and shares held by Transamerica for which owners have no beneficial interest will be voted in proportion to the voting instructions which are received with respect to all contracts participating in the variable sub-account. Voting instructions to abstain on any item to be voted upon will be applied on a pro rata basis.

Each person or entity having a voting interest in a variable sub-account will receive proxy material, reports and other material relating to the appropriate portfolio.


It should be noted that generally the portfolios are not required, and do not intend, to hold annual or other regular meetings of shareholders.

AVAILABLE INFORMATION

Transamerica has filed a registration statement with the Securities and Exchange Commission under the 1933 Act relating to the contract offered by this prospectus. This prospectus has been filed as a part of the Registration
Statement and does not contain all of the information set forth in the Registration Statement and exhibits thereto. Reference is hereby made to such Registration Statement and exhibits for further information relating to Transamerica and the contract. Statements contained in this prospectus, as to the content of the contract and other legal instruments, are summaries. For a complete statement of the terms thereof, reference is made to the instruments filed as exhibits to the Registration Statement. The Registration Statement and the exhibits thereto may be inspected and copied at the office of the Commission, located at 450 Fifth Street, N.W., Washington, D.C

STATEMENT OF ADDITIONAL INFORMATION

A Statement of Additional Information is available which contains more details concerning the subjects discussed in this prospectus. The following is the Table of Contents for that Statement:

TABLE OF CONTENTS                                                                             Page
THE CONTRACT ....................................................................................  3
NET INVESTMENT FACTOR ...........................................................................  3
VARIABLE PAYMENT OPTIONS.........................................................................  3
Variable Annuity Units and Payments..............................................................  3
Variable Annuity Unit Value......................................................................  3
Transfers After the Annuity Date.................................................................  4
GENERAL PROVISIONS...............................................................................  4
         IRS Required Distributions..............................................................  4
         Non-Participating.......................................................................  4
         Misstatement of Age or Sex..............................................................  4
         Proof of Existence and Age..............................................................  4
         Annuity Data............................................................................  4
         Assignment..............................................................................  5
         Annual Report...........................................................................  5
         Incontestability........................................................................  5
         Entire Contract.........................................................................  5
         Changes in the Contract.................................................................  5
         Protection of Benefits..................................................................  5
         Delay of Payments.......................................................................  5
         Notices and Directions..................................................................  6
CALCULATION OF YIELDS AND TOTAL RETURNS .........................................................  6
         Money Market Sub-Account Yield Calculation..............................................  6
         Other Sub-Account Yield Calculations....................................................  7
         Standard Total Return Calculations......................................................  7
         Adjusted Historical Portfolio Performance Data..........................................  8
         Other Performance Data..................................................................  8
HISTORICAL PERFORMANCE DATA......................................................................  8
         General Limitations.....................................................................  8
         Historical Performance Data.............................................................  8
DISTRIBUTION OF THE CONTRACT.....................................................................18
SAFEKEEPING OF VARIABLE ACCOUNT ASSETS...........................................................18
STATE REGULATION.................................................................................18
RECORDS AND REPORTS..............................................................................18
FINANCIAL STATEMENTS.............................................................................18
APPENDIX.........................................................................................19




Appendix A

THE GENERAL ACCOUNT OPTIONS
(Not available in all states)

This prospectus is generally intended to serve as a disclosure document only for the contract and the variable account. For complete details regarding the general account options, see the contract itself.

The account value allocated to the general account options becomes part of the general account of Transamerica, which supports insurance and annuity obligations. Because of exemptive and exclusionary provisions, interests in the general account have not been registered under the Securities Act of 1933 (the "1933 Act"), nor is the general account registered as an investment company under the 1940 Act.

Accordingly, neither the general account nor any interests therein are generally subject to the provisions of the 1933 Act or the 1940 Act, and Transamerica has been advised that the staff of the Securities and Exchange Commission has not reviewed the disclosures in this prospectus which relate to the general account options.

The general account options are part of the general account of Transamerica. The general account of Transamerica consists of all the general assets of Transamerica, other than those in the variable account, or in any other separate account. Transamerica has sole discretion to invest the assets of its general account subject to applicable law.

The allocation or transfer of funds to the general account options does not entitle the owner to share in the investment performance of Transamerica's general account.

There are two general account options: the fixed account and the guarantee period account, as described below. These options are not available in all states.

THE FIXED ACCOUNT

Currently, we guarantee that we will credit interest at a rate of not less than 3% per year, compounded annually, to amounts allocated to the fixed account under the contracts. However, we reserve the right to change the minimum rate according to state insurance law. We may credit interest at a rate in excess of 3% per year.

There is no specific formula for the determination of excess interest credits. Some of the factors that we may consider in determining whether to credit excess interest to amounts allocated to the fixed account and the amount in that account are:

      general economic trends;

      rates of return currently available;

      returns anticipated on the company's investments;

      regulatory and tax requirements; and

      competitive factors.

Any interest credited to amounts allocated to the fixed account in excess of 3% per year will be determined at the sole discretion of Transamerica. The owner assumes the risk that interest credited to the fixed account allocations may not exceed the minimum guarantee of 3% for any given year.

Rates of interest credited to the fixed account will be guaranteed for at least twelve months and will vary according to the timing and class of the allocation, transfer or renewal. At any time after the end of the twelve month period for a particular allocation, we may change the annual rate of interest for that class; this new annual rate of interest will remain in effect for at least twelve months. New purchase payments made to the contract which are allocated to the fixed account may receive different rates of interest.

These rates of interest may differ from those interest rates credited to amounts transferred from the variable sub-accounts or guarantee period account and from those credited to amounts remaining in the fixed account and receiving renewal rates. These rates of interest may also differ from rates for allocations applied under certain options and services we may be offering.

Transfers

Each contract year, as the owner, you may transfer a percentage of the value of the fixed account to variable sub-accounts or to the guarantee period accounts. The maximum percentage that may be transferred will be declared annually by us. This percentage will be determined by us at our sole discretion, but will not be less than 10% of the value of the fixed account on the preceding contract anniversary and will be declared each year. Currently, this percentage is 25%.

As the owner, you are limited to four transfers from the fixed account each contract year, and the total of all such transfers cannot exceed the current maximum. If we permit dollar cost averaging from the fixed account to the variable sub-accounts, the above restrictions are not applicable.

Generally, transfers may not be made from any variable sub-account to the fixed account for the six-month period following any transfer from the fixed account to one or more of the variable sub-accounts.
Additionally, transfers may not be made from the fixed account to:

a)    any guarantee period;

b)    the Transamerica VIF Money Market Sub-Account; or

c) any variable sub-account identified by Transamerica and investing in a portfolio of fixed income investments.

We reserve the right to modify the limitations on transfers to and from the fixed account and to defer transfers from the fixed account for up to six months from the date of request.

Special Dollar Cost Averaging Option

(May not be available in all states. See contract for availability of the fixed account options.)


When you apply for the contract, you may elect to allocate the entire initial purchase payment to either the six or twelve month special Dollar Cost Averaging account of the fixed account. The initial purchase payment will be credited with interest at a guaranteed fixed rate. Amounts will then be transferred from the special Dollar Cost Averaging account to the variable sub-accounts pro rata on a monthly basis for six or twelve months (depending on the option you select) in the allocations you specified when you applied for the contract. The four transfers per year limit does not apply to the special Dollar Cost Averaging option.

Amounts from the sub-accounts and/or general account options may not be transferred into the special Dollar Cost Averaging accounts. In addition, if you request a transfer (other than a Dollar Cost Averaging transfer) or a withdrawal from a special Dollar Cost Averaging account, any amounts remaining in the special account will be transferred to the variable sub-accounts according to your original allocation instructions. The special Dollar Cost Averaging option will end and cannot be reelected.


THE GUARANTEE PERIOD ACCOUNT

The guarantee period account provides guaranteed fixed rates of interest compounded annually for specific guarantee periods. Amounts allocated to the guarantee period account will be credited with interest of no less than 3% per year. Amounts withdrawn from a guarantee period before the end of its guarantee period will be subject to an interest adjustment, as explained below.

Each  guarantee  period  offers  a  specified   duration  with  a  corresponding
guaranteed interest rate. Currently we are offering three, five and seven year guarantee periods but these may change at any time.

The owner bears the risk that, after the initial guarantee period, Transamerica will not credit interest in excess of 3% per year to amounts allocated to the guarantee period account.


Each amount allocated or transferred to the guarantee period account will establish a new guarantee period of a duration selected by the owner from among those then being offered by us. Every guarantee period we offer will have a duration of at least one year. The minimum amount that may be allocated or transferred to a guarantee period is $1,000. Purchase payments allocated to a guarantee period will be credited on the date the payment is received at our Service Center. Any amount transferred from another guarantee period or from a variable sub-account to a guarantee period will establish a new guarantee period as of the effective date of the transfer. The guarantee period account and/or the fixed account may not be available in all states.


Guarantee Period

Each guarantee period will have its own guaranteed interest rate and expiration date. The guaranteed interest rate applicable to a guarantee period will depend on the date the guarantee period is established, the duration you choose and the class of that guarantee period. A guarantee period chosen may not extend beyond the annuity date.

We reserve the right to limit the maximum number of guarantee periods that may be in effect at any one time.

We will establish effective annual rates of interest for each guarantee period. The effective annual rate of interest we establish for a guarantee period will remain in effect for the duration of the guarantee period. Interest will be credited to a guarantee period based on its daily balance at a daily rate which is equivalent to the guaranteed interest rate applicable to that guarantee period for amounts held during the entire guarantee period.

Amounts withdrawn or transferred from a guarantee period before its expiration date will be subject to an interest adjustment as described below. In no event will the effective annual rate of interest applicable to a guarantee period be less than 3% per year.

Interest Adjustment

If any amount is withdrawn or transferred from a guarantee period before its expiration date, excluding withdrawals for the purpose of paying the death benefit, the amount withdrawn or transferred will be subject to an interest adjustment. The interest adjustment reflects the impact that changing interest rates have on the value of money invested at a fixed interest rate. The interest adjustment is computed by multiplying the amount withdrawn or transferred by the following factor:

[(1 + I) divided by (1 + J + 0.005)]N/12 -1 where:

     I   is the guaranteed interest rate in effect;

     J is the current interest rate available for a period equal to the number of years remaining in the guarantee period at the time of withdrawal or transfer; fractional years are rounded up to the next full year; and

     N is the number of full months remaining in the term at the time the withdrawal or transfer request is processed

In general, the interest adjustment will operate to decrease the value upon withdrawal or transfer when the guaranteed interest rate in effect for that allocation is lower than the current interest rate, as of the date of the transaction, that would apply for a guarantee period equal to the number of full years remaining in the guarantee period as of that date. For purposes of determining the interest adjustment, if we do not offer a guarantee period of that duration, the applicable current interest rate will be determined by linear interpolation between current interest rates for the two time periods closest to the duration remaining that are available. If the current interest rate thus determined plus 1/2 of one percent is greater than the guaranteed interest rate, the interest adjustment will be negative and amount withdrawn or transferred will be decreased. However, the value will never be decreased below the initial allocation plus daily interest at 3% interest per year. There are no positive interest adjustments.

Expiration of a Guarantee Period

At least 45 days, but not more than 60 days, before the expiration date of a guarantee period, we will notify you as to the options available when a guarantee period expires. You may elect one of the following:

a) transfer the amount held in that guarantee period to a new guarantee period from among those being offered by us at such time; or

b) transfer the amount held in that guaranteed period to one or more variable sub-accounts or to another general account option then available.



We must receive your notice electing one of these at our Service Center by the expiration date of the guarantee period. If such election has not been received by us at our Service Center, the amount held in that guarantee period will remain in the guaranteed period account. A new guarantee period of the same duration as the expiring guarantee period, if offered, will automatically be established by us with a new guaranteed interest rate declared by us for that guarantee period. The new guarantee period will start on the day following the expiration date of the previous guarantee period.



If we are not currently offering a guarantee period having the same duration as the expiring guarantee period, the new guarantee period will be the next longer duration, or if we are not offering a guarantee period longer than the duration of the expiring guarantee period, the next shorter duration. However, no guarantee period can extend beyond the annuity date.

If the amount held in an expiring guarantee period is less than $1,000, we reserves the right to transfer such amount to the money market variable sub-account.

Appendix B

Example of Variable Accumulation Unit Value Calculations

Suppose the net asset value per share of a portfolio at the end of the current valuation period is $20.15; at the end of the immediately preceding valuation period it was $20.10; the valuation period is one day; and no dividends or distributions caused the portfolio to go "ex-dividend" during the current valuation period. $20.15 divided by $20.10 is 1.002488.

Subtracting the one day risk factor for mortality and expense risk charge and the administrative expense charge of .00367% (the daily equivalent of the current charge of 1.35% on an annual basis) gives a net investment factor of 1.00245.

If the value of the variable accumulation unit for the immediately preceding valuation period had been 15.500000, the value for the current valuation period would be 15.53798 (15.5 x 1.00245).

Example of Variable Annuity Unit Value Calculations

Suppose the circumstances of the first example exist, and the value of a variable annuity unit for the immediately preceding valuation period had been 13.500000.

If the first variable annuity payment is determined by using an annuity payment based on an assumed interest rate of 4% per year, the value of the variable annuity unit for the current valuation period would be 13.53163 (13.5 x 1.00245 (the net investment factor) x 0.999893).

 0.999893 is the factor, for a one day valuation period, that neutralizes the assumed rate of four percent (4%) per year used to establish the variable annuity rates found in the contract.

Example of Variable Annuity Payment Calculations

Suppose that the account is currently credited with 3,200.000000 variable accumulation units of a particular variable sub-account.

Also suppose that the variable accumulation unit value and the variable annuity unit value for the particular variable sub-account for the valuation period which ends immediately preceding the first day of the month is 15.500000 and
13.500000 respectively, and that the variable annuity rate for the age and elected is $5.73 per $1,000.

Then the first variable annuity payment would be:

3,200 x 15.5 x 5.73 divided by 1,000 = $284.21,

and the number of variable annuity units credited for future payments would be:

284.21 divided by 13.5 = 21.052444.

For the second monthly payment, suppose that the variable annuity unit value on the 10th day of the second month is 13.565712. Then the second variable annuity payment would be

$285.59 (21.052444 x 13.565712).

Appendix C

CONDENSED FINANCIAL INFORMATION

Certain of the following condensed financial information is derived from the financial statements of the variable account. You should read the data in conjunction with the financial statements, related notes, and other financial information included in the Statement of Additional Information.


The following table sets forth certain information regarding the sub-accounts for the period from January 1, 1998, the inception of the sub-accounts through December 31, 1998. The variable account received its first deposits on January 12, 1998. The variable accumulation unit values and the number of variable accumulation units outstanding for each sub-account for the periods shown are as follows:





                                            Year Ending December 31, 1998

                      Alger American       Alliance VPF     Alliance VPF     Dreyfus VIF Cap    Dreyfus VIF
                     Income & Growth      Growth & Income  Premier Growth  Appreciation Growth   Small Cap
                       Sub-Account          Sub-Account      Sub-Account       Sub-Account      Sub-Account
Accumulation Unit Value
    at Beginning of Period   $10.00           $10.00            $10.00           $10.00              $10.00
Accumulation Unit Value
    at End of Period      $13.12              $11.88           $14.46            $12.73            $9.57
Number of Accumulation
    Units Outstanding
    at End of Period    309,748.942         339,540.067      427,648.138       376,620.359      275,526.474



                    Janus Aspen Series   Janus Aspen Series   MFS VIT                MFS VIT           MFS VIT
                         Balanced        Worldwide Growth  Emerging Growth     Growth with Income     Research

                        Sub-Account         Sub-Account      Sub-Account           Sub-Account       Sub-Account
Accumulation Unit Value
    at Beginning of Period$10.00              $10.00           $10.00                $10.00            $10.00
Accumulation Unit Value
    at End of Period      $13.24              $12.65           $13.21                $12.06            $12.15
Number of Accumulation
    Units Outstanding
    at End of Period    368,928.321         450,342.300      298,213.933           342,844.524       151,312.906


                           MSDW                MSDW               MSDW UF      OCC Accumulation    OCC Accumulation
                     UF Fixed Income       UF High Yield   International Magnum  Trust Managed      Trust Small Cap
                        Sub-Account         Sub-Account         Sub-Account       Sub-Account         Sub-Account
Accumulation Unit Value
    at Beginning of Period$10.00              $10.00              $10.00            $10.00              $10.00
Accumulation Unit Value
    at End of Period      $10.60              $10.31              $10.71            $10.54               $8.97
Number of Accumulation
    Units Outstanding
    at End of Period    259,236.465         272,870.757         94,555.328        199,167.982        47,897.168


                       Transamerica       Transamerica
                        VIF Growth      VIF Money Market
                        Sub-Account        Sub-Account
Accumulation Unit Value
    at Beginning of Period$10.00              $1.00
Accumulation Unit Value
    at End of Period      $14.12              $1.04
Number of Accumulation
    Units Outstanding
    at End of Period   1,424,841.423      4,129,893.964

Appendix D

DEFINITIONS

Account Value: The sum of the variable accumulated value and the general account options accumulated value.


Additional Death Benefit Rider: This Rider must be elected before the contract effective date and provides for the benefits described on page 34 at the premiums described on page 6. If cancelled, the benefit cannot be reinstated.

Adjusted Purchase Payments: Under the Additional Death Benefit Rider, the total of all purchase payments made to the contract, minus all adjustments for withdrawals.

Adjustment for Withdrawals: Under the Additional Death Benefit Rider, the amount withdrawn, including any contingent deferred sales load, times the ratio of:

(a)  the adjusted purchase payments immediately before the withdrawal; to

(b) the account value at that time.

Withdrawals of Additional Death Benefit Rider premiums are not considered withdrawals for purposes of determining adjusted purchase payments.


Annuity Date: The date on which the annuitization phase of the contract begins.

Cash Surrender Value: The amount we will pay to the owner if the contract is surrendered on or before the annuity date. The cash surrender value is equal to: the account value; less any account fee, interest adjustment, contingent deferred sales load, and premium tax charges.

Code: The Internal Revenue Code of 1986, as amended, and the rules and regulations issued under it.

Contingent Deferred Sales Load: A charge equal to a percentage of purchase payments withdrawn from the contract that are less than seven years old. See Contingent Deferred Sales Load/Surrender Charge on page 30 for the specific percentages.

Contract Anniversary: The anniversary of the contract effective date each year.


Contract Effective Date: The effective date of the contract as shown in the contract.

Contract Year: A 12-month period starting on the contract effective date and ending with the day before the contract anniversary, and each 12-month period thereafter.

Fixed Account: An account which credits a rate of interest for a period of at least twelve months for each allocation or transfer.

General Account: The assets of Transamerica that are not allocated to a separate account.

General Account Options: The fixed account and the guarantee period account offered by us to which the owner may allocate purchase payments and transfers.

General Account Options Accumulated Value: The total dollar value of all amounts the owner allocates or transfers to any general account options; plus interest credited; less any amounts withdrawn, applicable fees or premium tax charges, and/or transfers out to the variable account before the annuity date.

Guaranteed Interest Rate: The annual effective rate of interest after daily compounding credited to a guarantee period.

Guarantee Period: The number of years that a guaranteed rate of interest will be credited to a guarantee period.

Guarantee Period Account: An account which credits a guaranteed rate of interest for a specified guarantee period. There may be several guarantee periods offered under the guarantee period account, each with a different guaranteed rate of interest.


Insured: For purposes of the Additional Death Benefit Rider, the individual(s) who is named as the owner(s).

Living Benefits Rider: Also called a "Waiver of Contingent Deferred Sales Load" rider in some contracts, it provides benefits described on page 31.


Portfolio: The investment portfolio underlying each variable sub-account in which we will invest any amounts the owner allocates to that variable sub-account.

Service Center: Transamerica's Annuity Service Center, at P.O. Box 31848, Charlotte, North Carolina 28231-1848, telephone 800-258-4260.

Status, Qualified and Non-Qualified: The contract has a qualified status if it is issued in connection with a retirement plan or program. Otherwise, the status is non-qualified.

Surrender Charge: See Contingent Deferred Sales Load.

Valuation Day: Any day the New York Stock Exchange is open. To determine the value of an asset on a day that is not a valuation day, we will use the value of that asset as of the end of the next valuation day.

Valuation Period: The time interval between the closing, which is generally 4:00 p.m. Eastern Time of the New York Stock Exchange on consecutive valuation days.


Variable Account: Separate Account VA-6, a separate account established and maintained by Transamerica for the investment of a portion of its assets pursuant to Section 58-7-95 of the North Carolina Insurance Code.

Variable Accumulation Unit: A unit of measure used to determine the variable accumulated value before the annuity date. The value of a variable accumulation unit varies with each variable sub-account.

Variable Accumulated Value: The total dollar value of all variable accumulation units under the contract before the annuity date.

Variable Sub-Account(s): One or more divisions of the variable account which invests solely in shares of one of the underlying portfolios.

Appendix E

Transamerica Life Insurance and Annuity Company

DISCLOSURE STATEMENT
for Individual Retirement Annuities

The following information is being provided to you, the owner, in accordance with the requirements of the Internal Revenue Service (IRS). This Disclosure Statement contains information about opening and maintaining an Individual Retirement Account or Annuity (IRA), and summarizes some of the financial and tax consequences of establishing an IRA.

Part I of this Disclosure Statement discusses Traditional IRAs, while Part II addresses Roth IRAs. Because the tax consequences of the two categories of IRAs differ significantly, it is important that you review the correct part of this Disclosure Statement to learn about your particular IRA. This Disclosure Statement does not discuss Education IRAs or SIMPLE-IRAs, except as necessary in the context of discussing other types of IRAs.


Your Transamerica Life Insurance and Annuity Company's Individual Retirement Annuity, also referred to as a Transamerica Life IRA Contract, has been approved as to form by the IRS. In addition, we are using an IRA and a Roth IRA
Endorsement based on the IRS-approved text. Please note that IRS approval applies only to the form of the contract and does not represent a determination of the merits of such IRA contract.


It may be necessary for us to amend your Transamerica Life IRA or Roth IRA Contract in order for us to obtain or maintain IRS approval of its tax qualification. In addition, laws and regulations adopted in the future may require changes to your contract in order to preserve its status as an IRA. We will send you a copy of any such amendment.

No contribution to a Transamerica Life IRA will be accepted under a SIMPLE plan established by any employer pursuant to Internal Revenue Code Section 408(p). No transfer or rollover of funds attributable to contributions made by an employer to your SIMPLE IRA under the employer's SIMPLE plan may be transferred or rolled over to your Transamerica Life IRA before the expiration of the two year period beginning on the date you first participated in the employer's SIMPLE plan. In addition, depending on the annuity contract you purchased, contributory IRAs may or may not be available.

This Disclosure Statement includes the non-technical explanation of some of the changes made by the Tax Reform Act of 1986 applicable to IRAs and more recent changes made by the Small Business Job Protection Act of 1996, the Health Insurance Portability and Accountability Act of 1996, the Tax Relief Act of 1997 and the IRS Restructuring and Reform Act of 1998.

The information provided applies to contributions made and distributions received after December 31, 1986, and reflects the relevant provisions of the Code as in effect on January 1, 1999. This Disclosure Statement is not intended to constitute tax advice, and you should consult a tax professional if you have questions about your own circumstances.

Revocation of Your IRA or Roth IRA

You have the right to revoke your Traditional IRA or Roth IRA issued by us during the seven calendar day period following its establishment. The establishment of your Traditional IRA or Roth IRA contract will be the contract effective date. This seven day calendar period may or may not coincide with the free look period of your contract.

In order to revoke your Traditional IRA or Roth IRA, you must notify us in writing and you must mail or deliver your revocation to us postage prepaid, at:
401 North Tryon Street, Charlotte, NC 28202. The date of the postmark, or the date of certification or registration if sent by certified or registered mail, will be considered your revocation date. If you revoke your Traditional IRA or Roth IRA during the seven day period, an amount equal to your premium will be returned to you without any adjustment.

Definitions

Code - Internal Revenue Code of 1986, as amended, and regulations issued thereunder.

Contributions - Purchase payments paid to your contract. Contract - The annuity policy, certificate or contract which you purchased.

Compensation - For purposes of determining allowable contributions, the term compensation includes all earned income, including net earnings from self-employment and alimony or separate maintenance payments received under a decree of divorce or separate maintenance and includable in your gross income, but does not include deferred compensation or any amount received as a pension or annuity.

Regular Contributions - In General


As is more fully discussed below, for 1998 and later years, the maximum total amount that you may contribute for any tax year to your regular IRAs and your regular Roth IRAs combined is $2,000, or if less, your compensation for that year. Once you attain age 70 1/2, this limit is reduced to zero only for your regular IRAs, not for your Roth IRAs, but the separate limit on Roth IRA contributions can be reduced to zero for taxpayers with adjusted gross income, or AGI, above certain levels, as described below in Part II, Section 1. While your Roth IRA contributions are never deductible, your regular IRA contributions are fully deductible, unless you, or your spouse, is an active participant in some form of tax-qualified retirement plan for the tax year. In the latter case, any deductible portion of your regular IRA contributions for each year is subject to the limits that are described below in Part I, Section 2, and any remaining regular IRA contributions for that year must be reported to the IRS as nondeductible IRA contributions, along with your Roth IRA contributions.


IRA PART I: TRADITIONAL IRAs

The rules that apply to a Traditional Individual Retirement Account or Annuity, which is referred to in this Disclosure Statement simply as an "IRA" or as a "Traditional IRA" and which includes a regular or Spousal IRA and a rollover IRA, generally also apply to IRAs under Simplified Employee Pension plans or SEP-IRAs, unless specific rules for SEP-IRAs are stated.

1. Contributions

(a) Regular IRA. Regular IRA contributions must be in cash and are subject to the limits described above. Such contributions are also subject to the minimum amount under the Transamerica IRA contract. In addition, any of your regular contributions to an IRA for a tax year must be made by the due date, not including extensions, for your federal tax return for that tax year. See also
Part II, Section 4 below about recharacterizing IRA and Roth IRA contributions by such date.

(b) Spousal IRA. If you and your spouse file a joint federal income tax return for the taxable year and if your spouse's compensation, if any, includable in gross income for the year is less than the compensation includable in your gross income for the year, you and your spouse may each establish your own separate regular IRA, and Roth IRA, and may make contributions to such IRAs for your spouse that are not limited by your spouse's lower amount of compensation. Instead, the limit for the total contribution to spousal IRAs that can be made by you or your spouse for the tax year is:

1.    $2,000; or

2. if less, the total combined compensation for both you and your spouse reduced by any deductible IRA contributions and any Roth IRA contributions for such year.

As with any regular IRA contributions, those for your spouse cannot be made for any tax year in which your spouse has attained age 70 1/2, must be in cash, and must be made by the due date, not including extensions, for your federal income tax return for that tax year.

(c) Rollover IRA. Rollover contributions to a Traditional IRA are unlimited in dollar amount. These can include rollover contributions of eligible distributions received by you from another Traditional IRA or tax-qualified retirement plan. Generally, any distribution from a tax-qualified retirement plans, such as a pension or profit sharing plan, Code Section 401(k) plan, H.R. 10 or Keogh plan, or a Traditional IRA can be rolled over to a Traditional IRA unless it is a required minimum distribution as discussed below in Part I,
Section 4(a) or it is part of a series of payments to be paid to you over your life, life expectancy or a period of at least 10 years. In addition, distributions of "after-tax" plan contributions, i.e., amounts which are not subject to federal income tax when distributed from a tax-qualified retirement plan, are not eligible to be rolled over to an IRA. If a distribution from a tax-qualified plan or a Traditional IRA is paid to you and you want to roll over all or part of the eligible distributed amount to a Transamerica Life Traditional IRA, the rollover must be accomplished within 60 days of the date you receive the amount to be rolled over. However, you may roll over any amount from one Traditional IRA into another Traditional IRA only once in any 365-day period.

A timely rollover of an eligible distributed amount that has been paid to you directly will prevent its being taxable to you at the time of distribution; that is, none of it will be includable in your gross income until you withdraw some amount from your rollover IRA. However, any such distribution directly to you from a tax-qualified retirement plan is generally subject to a mandatory 20% withholding tax.

By contrast, a direct transfer from a tax-qualified retirement plan to a Traditional IRA is considered a "direct" rollover and is not subject to any mandatory withholding tax, or other federal income tax, upon the direct transfer. If you elect to make such a "direct" rollover from a tax-qualified plan to a Transamerica Life Traditional IRA, the transferred amount will be deposited directly into your rollover IRA.

Strict limitations apply to rollovers, and you should seek competent tax advice in order to comply with all the rules governing rollovers.

(d) Direct Transfers from another Traditional IRA. You may make an initial or subsequent contribution to your Transamerica Life Traditional IRA by directing the fiduciary or issuer of any of your existing IRAs to make a direct transfer of all or part of such IRAs in cash to your Transamerica Life Traditional IRA. Such a direct transfer between Traditional IRAs is not considered a rollover , e.g., for purposes of the 1-year waiting period or withholding.

(e) Simplified Employee Pension Plan, or SEP-IRA. If an IRA is established that meets the requirements of a SEP-IRA, generally your employer may contribute an amount not to exceed the lesser of 15% of your includable compensation ($160,000 for 1999, adjusted for inflation thereafter) or $30,000, even after you attain age 70 1/2. The amount of such contribution is not includable in your income for federal income tax purposes. In the case of a SEP-IRA that has a grandfathered qualifying form of salary reduction, referred to as a SARSEP, that was established by an employer before 1997, generally any employee, including a self-employed individual, who:

1.    has worked for the employer for 3 of the last 5 preceding tax years;

2.    is at least age 21; and

3. has received from the employer compensation of at least $400 for the current tax year, adjusted for inflation after 1999.

is eligible to make a before tax salary reduction contribution to the SARSEP for the current tax year of up to $10,000, adjusted for inflation after 1998, subject to the overall limits for SEP-IRA contributions.

Your employer is not required to make a SEP-IRA contribution in any year nor make the same percentage contribution each year. But if contributions are made, they must be made to the SEP-IRA for all eligible employees and must not discriminate in favor of highly compensated employees. If these rules are not met, any SEP-IRA contributions by the employer could be treated as taxable to the employees and could result in adverse tax consequences to the participating employee. For further details about SARSEPs and SEP-IRAs, e.g., for computing contribution limits for self-employed individuals, see IRS Publication 590, as indicated below.

(f) Responsibility of the Owner. Contributions, rollovers, or transfers to any IRA must be made in accordance with the appropriate sections of the Code. It is your full and sole responsibility to determine the tax deductibility of any contribution to your Traditional IRA, and to make such contributions in accordance with the Code. Transamerica does not provide tax advice, and assumes no liability for the tax consequences of any contribution to your Transamerica Life Traditional IRA.



2. Deductibility of Contributions for a Regular IRA

(a) General Rules. The deductible portion of the contributions made to the regular IRAs for you, or your spouse, for a tax year depends on whether you, or your spouse, is an "active participant" in some type of a tax-qualified retirement plan for such year, as described in Section 2(b) immediately below.

If you and your spouse file a joint return for a tax year and neither of you is an active participant for such year, then the permissible contributions to the regular IRAs for each of you are fully deductible up to $2,000 each, i.e., your combined deductible IRA contribution limit for the tax year could be $4,000.

Similarly, if you are not married, or treated as such, for the tax year and you are not an active participant for such year, the permissible contributions to your regular IRAs for the tax year are fully deductible up to $2,000. For instance, if you and your spouse file separate returns for the tax year and you did not live together at any time during such tax year, then you are treated as unmarried for such year, and if you were not an active participant for the tax year, then your deductible limit for your regular IRA contribution is $2,000, even if your spouse was an active participant for such year.

If you are an active participant for the tax year, then your $2,000 limit is subject to a phase-out rule if your AGI for such year exceeds a Threshold Level, depending on your tax filing status and the calendar year. If, however, you are not an active participant for the tax year but your spouse is, then your $2,000 limit is subject to the phase-out rule only if your AGI exceeds a higher Threshold Level. See Part I, Section 2(c), below.

(b) Active Participant. You are an "active participant" for a year if you participate in some type of tax-qualified retirement plan. For example, if you participate in a qualified pension or profit sharing plan, a Code Section 401(k) plan, certain government plans, a tax-sheltered arrangement under Code Section 403, a SIMPLE plan or a SEP-IRA plan, you are considered to be an active participant. Your Form W-2 for the year should indicate your participation status.


(c) Adjusted Gross Income, or AGI. If you are an active participant, you must look at your AGI for the year, or if you and your spouse file a joint tax return, you use your combined AGI, to determine whether you can make a deductible IRA contribution for that taxable year. The instructions for your tax return will show you how to calculate your AGI for this purpose. If you are at or below a certain AGI level, called the Threshold Level, you are treated as if you were not an active participant and you can make a deductible contribution under the same rules as a person who is not an active participant.


If you are an active participant for the tax year, then your Threshold Level depends upon whether you are a married taxpayer filing a joint tax return, an unmarried taxpayer, or a married taxpayer filing a separate tax return. If you are a married taxpayer but file a separate tax return, the Threshold Level is $0. If you are a married taxpayer filing a joint tax return, or an unmarried taxpayer, your Threshold Level depends upon the taxable year, and can be determined using the appropriate table below:


         Married Filing Jointly                               Unmarried

         Taxable      Threshold                               Taxable        Threshold
         Year         Level                                   Year           Level

         1998         $50,000                                 1998            $30,000
         1999         $51,000                                 1999            $31,000
         2000         $52,000                                 2000            $32,000
         2001         $53,000                                 2001            $33,000
         2002         $54,000                                 2002            $34,000
         2003         $60,000                                 2003            $40,000
         2004         $65,000                                 2004            $45,000
         2005         $70,000                                 2005 and
         2006         $75,000                                  thereafter     $50,000
         2007 and
              thereafter   $80,000

-----------------------------------------


                                                     69

Beginning in 1998, if you are not an active participant for the tax year but your spouse is, and you are not treated as unmarried for filing purposes, then your Threshold Level is $150,000.

If your AGI is less than $10,000 above your Threshold Level, or $20,000 for married taxpayers filing jointly for the taxable year beginning on or after January 1, 2007, you will still be able to make a deductible contribution, but it will be limited in amount. The amount by which your AGI exceeds your Threshold Level is called your Excess AGI. The Maximum Allowable Deduction is $2,000, even for Spousal IRAs. You can calculate your Deduction Limit as follows:

10,000 - Excess AGI  x  Maximum Allowable Deduction = Deduction Limit 10,000
-------------------

For taxable years beginning on or after January 1, 2007, married taxpayers filing jointly should substitute 20,000 for 10,000 in the numerator and denominator of the above equation.

You must round up any computation of the Deduction Limit to the next highest $10 level, that is, to the next highest number which ends in zero. For example, if the result is $1,525, you must round it up to $1,530. If the final result is below $200 but above zero, your Deduction Limit is $200. Your Deduction Limit cannot in any event exceed 100% of your compensation.

3. Nondeductible Contributions to Regular IRAs

The amounts of your regular IRA contributions which are not deductible will be nondeductible contributions to such IRAs. You may also choose to make a nondeductible contribution to your regular IRA, even if you could have deducted part or all of the contribution. Interest or other earnings on your regular IRA contributions, whether from deductible or nondeductible contributions, will not be taxed until taken out of your IRA and distributed to you.



If you make a nondeductible contribution to an IRA, you must report the amount of the nondeductible contribution to the IRS as a part of your tax return for the year, e.g., on Form 8606.

4. Distributions

(a) Required Minimum Distributions, or RMD. Distributions from your Traditional IRAs must be made or begin no later than April 1 of the calendar year following the calendar year in which you attain age 70 1/2, the required beginning date. You may take RMDs from any Traditional IRA you maintain, but not from any Roth IRA, as long as:

1.    distributions begin when required;

2.    distributions are made at least once a year; and

3. the amount to be distributed is not less than the minimum required under current federal tax law.

If you own more than one Traditional IRA, you can choose whether to take your RMD from one Traditional IRA or a combination of your Traditional IRAs. A distribution may be made at once in a lump sum, as qualifying partial withdrawals or as qualifying settlement option payments. Qualifying partial withdrawals and settlement option payments must be made in equal or substantially equal amounts over:

1.    your life or the joint lives of you and your beneficiary; or

2. a period not exceeding your life expectancy, as redetermined annually under IRS tables in the income tax regulations, or the joint life expectancy of you and your beneficiary, as redetermined annually, if that beneficiary is your spouse.

Also, special rules may apply if your designated beneficiary, other than your spouse, is more than ten years younger than you.

If qualifying settlement option payments start before the April 1 following the year you turn age 70 1/2, then the annuity date of such settlement option payments will be treated as the required beginning date for purposes of the RMD provisions, above, and the death benefit provisions, below.

If you die before the entire interest in your Traditional IRAs is distributed to you, but after your required beginning date, the entire interest in your Traditional IRAs must be distributed to your beneficiaries at least as rapidly as under the method in effect at your death. If you die before your required beginning date and if you have a designated beneficiary, distributions to your designated beneficiary can be made in substantially equal installments over the life or life expectancy of the designated beneficiary, beginning by December 31 of the calendar year that is one year after the year of your death. Otherwise, if you die before your required beginning date and your surviving spouse is not your designated beneficiary, distributions must be completed by December 31 of the calendar year that is five years after the year of your death.

If your designated beneficiary is your surviving spouse, and you die before your required beginning date, your surviving spouse can become the new owner/annuitant and can continue the Transamerica Life Traditional IRA on the same basis as before your death. If your surviving spouse does not wish to continue the contract as his or her IRA, he or she may elect to receive the death benefit in the form of qualifying settlement option payments in order to avoid the 5-year rule. Such payments must be made in substantially equal amounts over your spouse's life or a period not extending beyond his or her life expectancy. Your surviving spouse must elect this option and begin receiving payments no later than the later of the following dates:

1.    December 31 of the year following the year you died; or

2. December 31 of the year in which you would have reached the required beginning date if you had not died.

Either you or, if applicable, your beneficiary, is responsible for assuring that the RMD is taken in a timely manner and that the correct amount is distributed.

(b) Taxation of IRA Distributions. Because nondeductible Traditional IRA contributions are made using income which has already been taxed, that is, they are not deductible contributions, the portion of the Traditional IRA distributions consisting of nondeductible contributions will not be taxed again when received by you. If you make any nondeductible contributions to your Traditional IRAs, each distribution from any of your Traditional IRAs will consist of a nontaxable portion, return of nondeductible contributions, and a taxable portion, return of deductible contributions, if any, and earnings.

Thus, if you receive a distribution from any of your Traditional IRAs and you previously made deductible and nondeductible contributions to such IRAs, you may not take a Traditional IRA distribution which is entirely tax-free. The following formula is used to determine the nontaxable portion of your distributions for a taxable year.

Remaining nondeductible contributions

    Divided by

   Year-end total adjusted Traditional IRA balances

    Multiplied by

    Total distributions
    for the year

    Equals:

    Nontaxable distributions
    for the year

To figure the year-end total adjusted Traditional IRA balance, you must treat all of your Traditional IRAs as a single Traditional IRA. This includes all regular IRAs, as well as SEP-IRAs, SIMPLE IRAs and Rollover IRAs, but not Roth IRAs. You also add back to your year-end total Traditional IRA balances, specifically the distributions taken during the year from your Traditional IRAs. Please refer to IRS Publication 590, Individual Retirement Arrangements for instructions, including worksheets, that can assist you in these calculations. Transamerica Life Insurance and Annuity Company will report all distributions from your Transamerica Traditional IRA to the IRS as fully taxable income to you.

Even if you withdraw all of the assets in your Traditional IRAs in a lump sum, you will not be entitled to use any form of lump sum treatment or income averaging to reduce the federal income tax on your distribution. Also, no portion of your distribution qualifies as a capital gain. Moreover, any distribution made before you reach age 59 1/2, may be subject to a 10% penalty tax on early distributions, as indicated below.

(c) Withholding. Unless you elect not to have withholding apply, federal income tax will be withheld from your Traditional IRA distributions. If you receive distributions under a settlement option, tax will be withheld in the same manner as taxes withheld on wages, calculated as if you were married and claim three withholding allowances. If you are receiving any other type of distribution, tax will be withheld in the amount of 10% of the distribution. If payments are delivered to foreign countries, federal income, tax will generally be withheld at a 10% rate unless you certify to Transamerica that you are not a U. S. citizen residing abroad or a tax avoidance expatriate as defined in Code Section
877. Such certification may result in mandatory withholding of federal income taxes at a different rate.

5. Penalty Taxes

(a) Excess Contributions. If at the end of any taxable year the total regular IRA contributions you made to your Traditional IRAs and your Roth IRAs, other than rollovers or transfers, exceed the maximum allowable deductible and nondeductible contributions for that year, the excess contribution amount will be subject to a nondeductible 6% excise penalty tax. Such penalty tax cannot exceed 6% of the value of your IRAs at the end of such year.

However, if you withdraw the excess contribution, plus any earnings on it, before the due date for filing your federal income tax return, including extensions, for the taxable year in which you made the excess contribution, the excess contribution will not be subject to the 6% penalty tax. The amount of the excess contribution withdrawn will not be considered an early distribution, nor otherwise be includible in your gross income if you have not taken a deduction for the excess amount.

However, the earnings withdrawn will be taxable income to you and may be subject to the 10% penalty tax on early distributions. Alternatively, excess contributions for one year may be withdrawn in a later year or may be carried forward as regular IRA contributions in the following year to the extent that the excess, when aggregated with your regular IRA contributions, if any, for the subsequent year, does not exceed the maximum allowable deductible and nondeductible amount for that year. The 6% excise tax will be imposed on excess contributions in each subsequent year they are neither returned to you nor applied as permissible regular IRA contributions for such year.

(b) Early Distributions. Since the purpose of an IRA is to accumulate funds for retirement, your receipt or use of any portion of your IRA before you attain age 59 1/2 constitutes an early distribution subject to a 10% penalty tax unless the distribution occurs as a result of your death or disability or is part of a series of substantially equal payments made over your life expectancy or the joint life expectancies of you and your beneficiary, as determined from IRS tables in the income tax regulations.

Also, the 10% penalty tax will not apply if distributions are used to pay for medical expenses in excess of 7.5% of your AGI or if distributions are used to pay for health insurance premiums for you, your spouse and/or your dependents if you are an unemployed individual who is receiving unemployment compensation under federal or state programs for at least 12 consecutive weeks. Effective for distributions made in 1998 or later, the 10% penalty tax also will not apply to an early distribution made to pay for certain qualifying first-time homebuyer expenses of you or certain family members, or for certain qualifying higher education expenses for you or certain family members.

First-time homebuyer expenses must be paid within 120 days of the distribution from the IRA and include up to $10,000 of the costs of acquiring, constructing, or reconstructing a principal residence, including any usual or reasonable settlement, financing or other closing costs. Higher education expenses include tuition, fees, books, supplies, and equipment required for enrollment, attendance, and room and board at a post-secondary educational institution. The amount of an early distribution, excluding any nondeductible contribution included therein, is includable in your gross income and may be subject to the 10% penalty tax unless you transfer it to another IRA as a qualifying rollover contribution.

(c) Failure To Satisfy RMD. If the RMD rules described above in Part I, Section 4(a) apply to you and if the amount distributed during a calendar year is less than the minimum amount required to be distributed, you will be subject to a penalty tax equal to 50% of the excess of the amount required to be distributed over the amount actually distributed.

(d) Policy Loans and Prohibited Transactions. If you or any beneficiary engage in any prohibited transaction, such as any sale, exchange or leasing of any property between you and the Traditional IRA, or any interference with the independent status of such IRA, the Traditional IRA will lose its tax exemption and be treated as having been distributed to you. The value of the entire Traditional IRA, excluding any nondeductible contributions included therein, will be includable in your gross income; and, if at the time of the prohibited transaction you are under age 59 1/2, you may also be subject to the 10% penalty tax on early distributions, as described above in Part I, Section 5(b).

If you borrow from or pledge your Traditional IRA, or your benefits under the contract, as security for a loan, the portion borrowed or pledged as security will cease to be tax-qualified, the value of that portion will be treated as distributed to you, and you will have to include the value of the portion borrowed or pledged as security in your income that year for federal tax purposes. You may also be subject to the 10% penalty tax on early distributions.

(e) Overstatement or Understatement of Nondeductible Contributions. If you overstate your nondeductible Traditional IRA contributions on your federal income tax return, without reasonable cause, you may be subject to a reporting penalty. Such a penalty also applies for failure to file any form required by the IRS to report nondeductible contributions. These penalties are in addition to any ordinary income or penalty taxes, interest, and penalties for which you may be liable if you underreport income upon receiving a distribution from your Traditional IRA. See Part I, Section 4(b) above for the tax treatment of such distributions.

IRA PART II: ROTH IRAs

1. Contributions

(a) Regular Roth IRA. You may make contributions to a regular Roth IRA in any amount up to the contribution limits described in Part II, Section 3, below. Such contributions are also subject to the minimum amount under the Transamerica Life Roth IRA contract. Such contribution must be in cash. Your contribution for a tax year must be made by the due date, not including extensions, for your federal income tax return for that tax year. Unlike Traditional IRAs, you may continue making Roth IRA contributions after reaching age 70 1/2 to the extent that your AGI does not exceed the levels described below.

(b) Spousal Roth IRA. If you and your spouse file a joint federal income tax return for the taxable year and if your spouse's compensation, if any, includable in gross income for the year is less than the compensation includable in your gross income for the year, you and your spouse may each establish your own individual Roth IRA and may make contributions to those Roth IRAs in accordance with the rules and limits for contributions contained in the Code, which are described in Part II, Section 3, below. Such contributions must be in cash. Your contribution to a Spousal Roth IRA for a tax year must be made by the due date, not including extensions, for your federal income tax return for that tax year.

(c) Rollover Roth IRA. You may make contributions to a Rollover Roth IRA within 60 days after receiving a distribution from an existing Roth IRA, subject to certain limitations discussed in Part II, Section 3, below.

(d) Transfer Roth IRA. You may make an initial or subsequent contribution to your Transamerica Life Roth IRA by directing a fiduciary or issuer of any of your existing Roth IRAs to make a direct transfer of all or a portion of the assets from such Roth IRAs to your Transamerica Life Roth IRA. (e) Conversion Roth IRA. You may make contributions to a Conversion Roth IRA within 60 days of receiving a distribution from an existing Traditional IRA or by instructing the fiduciary or issuer of any of your existing Traditional IRAs to make a direct transfer of all or a portion of the assets from such a Traditional IRA to your Transamerica Life Roth IRA, subject to certain restrictions and subject to income tax on some or all of the converted amounts. If your AGI, not including the conversion amount, is greater than $100,000 for the tax year, or if you are married and you and your spouse file separate tax returns, you may not convert or transfer any amount from a Traditional IRA to a Roth IRA.

(f) Responsibility of the Owner. Contributions, rollovers, transfers or conversions to a Roth IRA must be made in accordance with the appropriate sections of the Code. It is your full and sole responsibility to make contributions to your Roth IRA in accordance with the Code. Transamerica Life Insurance and Annuity Company does not provide tax advice, and assumes no liability for the tax consequences of any contribution to your Roth IRA.

2. Deductibility of Contributions

Your Roth IRA permits only nondeductible after-tax contributions. However, distributions from your Roth IRA are generally not subject to federal income tax. See Part II, 4(b) below. This is unlike a Traditional IRA, which permits deductible and nondeductible contributions, but which provides that most distributions are subject to federal income tax.

3. Contribution Limits

Contributions for each taxable year to all Traditional and Roth IRAs may not exceed the lesser of 100% of your compensation or $2,000 for any calendar year, subject to AGI phase-out rules described below in Section 3(a). Rollover, transfer and conversion contributions, if properly made, do not count towards your maximum annual contribution limit, nor do employer contributions to a SEP-IRA or SIMPLE IRA.

(a) Regular Roth IRAs. The maximum amount you may contribute to a regular Roth IRA will depend on the amount of your AGI for the calendar year. Your maximum $2,000 contribution limit begins to phase out when your AGI reaches $95,000 as unmarried or $150,000 when married filing jointly. Under this phase out, your maximum regular Roth IRA contributions generally will not be less than $200; however, no contribution is allowed if your AGI exceeds $110,000 as unmarried or $160,000 when married filing jointly. If you are married and you and your spouse file separate tax returns, your maximum regular Roth IRA contribution phases out between $0 and $10,000. If you are married but you and your spouse lived apart for the entire taxable year and file separate federal income tax returns, your maximum contribution is calculated as if you were not married. You should consult your tax adviser to determine your maximum contribution.

You may make contributions to a regular Roth IRA after age 70 1/2, subject to the phase-out rules. Regular Roth IRA contributions for a tax year should be reported on your tax return for that year, specifically, on Form 8606.

(b) Spousal Roth IRAs. Contributions to your lower-earning spouse's Spousal Roth IRA may not exceed the lesser of:

1. 100% of both spouses' combined compensation minus any Roth IRA or deductible Traditional IRA contribution for the spouse with the higher compensation for the year; or

2. $2,000, as reduced by the phase-out rules described above for regular Roth IRAs.

A maximum of $4,000 may be contributed to both spouses' Roth IRAs. Contributions can be divided between the spouses' Roth IRAs as you and your spouse wish, but no more than $2,000 in regular Roth IRA contributions can be contributed to either individual's Roth IRA each year.

(c) Rollover Roth IRAs. There is no limit on the amounts that you may rollover from one Roth IRA into another Roth IRA, including your Transamerica Life Roth IRA. You may roll over a distribution from any single Roth IRA to another Roth IRA only once in any 365-day period.

(d) Transfer Roth IRAs. There is no limit on amounts that you may transfer directly from one Roth IRA into another Roth IRA, including your Transamerica Life Roth IRA. Such a direct transfer does not constitute a rollover for purposes of the 1-year waiting period.

(e) Conversion Roth IRAs. There is no limit on amounts that you may convert from your Traditional IRA into your Transamerica Life Roth IRA if you are eligible to open a Conversion Roth IRA as described in Part II, Section 1(e), above. In the case of a conversion from a SIMPLE-IRA, the conversion may only be done after the expiration of your 2-year participation period described in Code Section 72(t)(6). However, the distribution proceeds from your Traditional IRA are includable in your taxable income to the extent that they represent a return of deductible contributions and earnings on any contributions. The distribution proceeds from your Traditional IRA are not subject to the 10% early distribution penalty tax, described below, if the distribution proceeds are deposited to your Roth IRA within 60 days.

You can also make contributions to a Roth IRA by instructing the fiduciary or issuer, custodian or trustee of your existing Traditional IRAs to transfer the assets in your Traditional IRAs to the Roth IRA, which can be a successor to your existing Traditional IRAs. The transfer will be treated as a distribution from your Traditional IRAs, and that amount will be includable in your taxable income to the extent that it represents a return of deductible contributions and earnings on any contributions, but will not be subject to the 10% early distribution penalty tax.

If you converted from a Traditional IRA to a Roth IRA during 1998, the income reportable upon distribution from the Traditional IRA may be reportable entirely for 1998 or reportable ratably over four years beginning in 1998.

4. Recharacterization of IRA Contributions

(a) Eligibility. By making a timely transfer and election, you generally can treat a contribution made to one type of IRA as made to a different type of IRA for a taxable year. For example, if you make contributions to a Roth IRA and later discover that you are not eligible to make Roth IRA contributions, you may recharacterize all or a portion of the contribution as a Traditional IRA contribution by the filing due date, including extensions, for the applicable tax year.

You may not recharacterize amounts paid into a Traditional IRA that represented tax-free rollovers or transfers, or employer contributions.

(b) Election. You may elect to recharacterize a contribution amount made to one type of IRA by simply making a trustee-to-trustee transfer of such amount, plus net income attributable to it, to a second type of IRA on or before the federal income tax due date, including extensions, for the tax year for which the contribution was initially made. After the recharacterization has been made, you may not revoke or modify the election.

(c) Taxation of a Recharacterization. For federal income tax purposes, a recharacterized contribution will be treated as having been contributed to the transferee IRA, rather than to the transferor IRA, on the same date and for the same tax year that the contribution was initially made to the transferor IRA. A recharacterized transfer is not considered a rollover for purposes of the 1-year waiting period.

The transfer of the contribution amount being recharacterized must include the net income attributable to such amount. If such amount has experienced net losses as of the time of the recharacterization transfer, the amount transferred, the original contribution amount less any losses, will generally constitute a transfer of the entire contribution amount. You must treat the contribution amount as made to the transferee IRA on your federal income tax return for the year to which the original contribution amount related.

For reconversions following a recharacterization, see Publication 590 and Treasury Regulation Section 1.408A-5.

5. Distributions

(a) Required Minimum Distribution, or RMD. Unlike a Traditional IRA, there are no rules that require that any distribution be made to you from your Roth IRA during your lifetime.

If you die before the entire value of your Roth IRA is distributed to you, the balance of your Roth IRA must be distributed by December 31 of the calendar year that is five years after your death. However, if you die and you have a designated beneficiary, your beneficiary may elect to take distributions in the form of qualifying settlement option payments in substantially equal installments over the life or life expectancy of the designated beneficiary, beginning by December 31 of the calendar year that is one year after your death.

If your beneficiary is your surviving spouse, he or she can become the new owner/annuitant and can continue the Transamerica Life Roth IRA on the same basis as before your death. If your surviving spouse does not wish to continue the Transamerica Life Roth IRA as his or her Roth IRA, he or she may elect to receive the death benefit in the form of qualifying settlement option payments in order to avoid the 5-year distribution requirement. Such payments must be made in substantially equal amounts over your spouse's life or a period not extending beyond his or her life expectancy. Your surviving spouse must elect this option and begin receiving payments no later than the later of the following dates:

1.    December 31 of the year following the year you died; or

2. December 31 of the year in which you would have reached age 70 1/2.

Your beneficiary is responsible for assuring that the RMD following your death is taken in a timely manner and that the correct amount is distributed.

(b) Taxation of Roth IRA Distributions. The amounts that you withdraw from your Roth IRA are generally tax-free. For federal income tax purposes, all of your Roth IRAs are aggregated and Roth IRA distributions are treated as made first from Roth IRA contributions and second from earnings. Distributions that are treated as made from Roth IRA contributions are treated as made first from regular Roth IRA contributions, which are always tax-free, and second from conversion or rollover Roth IRA contributions on a first-in, first-out basis. A distribution allocable to a particular conversion or rollover Roth IRA contribution is treated as consisting first of the portion, if any, of the conversion contribution that was previously includible in gross income by reason of the conversion.

In any event, since the purpose of a Roth IRA is to accumulate funds for retirement, your receipt or use of Roth IRA earnings before you attain age 59 1/2 , or within 5 years of your first contribution to the Roth IRA, including a contribution rolled over, transferred or converted from a Traditional IRA, will generally be treated as an early distribution subject to regular income tax and to the 10% penalty tax described below in Section 6(b).

No income tax will apply to earnings that are withdrawn before you attain age 59 1/2, but which are withdrawn five or more years after the first contribution to the Roth IRA, including a rollover or transfer contribution or conversion from a Traditional IRA, where the withdrawal is made:

1.    upon your death or disability;  or

2. to pay qualified first-time homebuyer expenses of you or certain family members.

No portion of your Roth IRA distribution qualifies as a capital gain. There is also a separate 5-year rule for the recapture of the 10% penalty tax that is described below in Section 6(b) and that applies to any Roth IRA distribution made before age 59 1/2 if any conversion or rollover contribution has been made to any Roth IRA owned by the individual within the 5 most recent taxable years, even if this current distribution from the Roth IRA is otherwise tax-free under the rules described in this Subsection 5(b).

(c) Withholding. If the distribution from your Roth IRA is subject to federal income tax, unless you elect not to have withholding apply, federal income tax will be withheld from your Roth IRA distributions. If you receive distributions under a settlement option, tax will be withheld in the same manner as taxes withheld on wages, calculated as if you were married and claim three withholding allowances. If you are receiving any other type of distribution, tax will be withheld in the amount of 10% of the amount of the distribution. If payments are delivered to foreign countries, federal income tax will generally be withheld at a 10% rate unless you certify to Transamerica Life Insurance and Annuity Company that you are not a U. S. citizen residing abroad or a "tax avoidance expatriate" as defined in Code Section 877. Such certification may result in mandatory withholding of federal income taxes at a different rate.

6. Penalty Taxes

(a) Excess Contributions. If at the end of any taxable year your total regular Roth IRA contributions, other than rollovers, transfers or conversions, exceed the maximum allowable contributions for that year, taking into account Traditional IRA contributions, the excess contribution amount will be subject to a nondeductible 6% excise penalty tax. Such penalty tax cannot exceed 6% of the value of your Roth IRAs at the end of such year. However, if you withdraw the excess contribution, plus any earnings on it, before the due date for filing your federal income tax return, including extensions, for the taxable year in which you made the excess contribution, the excess contribution will not be subject to the 6% penalty tax.

The amount of the excess contribution withdrawn will not be considered an early distribution, but the earnings withdrawn will be taxable income to you and may be subject to the 10% penalty tax on early distributions. Alternatively, excess contributions for one year may be withdrawn in a later year or may be carried forward as Roth IRA contributions in a later year to the extent that the excess, when aggregated with your regular Roth IRA contributions, if any, for the subsequent year, does not exceed the maximum allowable contribution for that year. The 6% excise tax will be imposed on excess contributions in each subsequent year they are neither returned to you nor applied as permissible regular Roth IRA contributions for such year.


(b) Early Distributions. Since the purpose of a Roth IRA is to accumulate funds for retirement, your receipt or use of any portion of your Roth IRA before you attain age 59 1/2 constitutes an early distribution subject to the 10% penalty tax on the earnings in your Roth IRA. This penalty tax will not apply if the distribution occurs as a result of your death or disability or is part of a series of substantially equal payments made over your life expectancy or the joint life expectancies of you and your beneficiary, as determined from IRS tables in the income tax regulations. Also, the 10% penalty tax will not apply if distributions are used to pay for medical expenses in excess of 7.5% of your AGI; or if distributions are used to pay for health insurance premiums for you, your spouse and/or your dependents if you are an unemployed individual who is receiving unemployment compensation under federal or state programs for at least 12 consecutive weeks.


The 10% penalty tax also will not apply to an early distribution made to pay for certain qualifying first-time homebuyer expenses for you or certain family members, or for certain qualifying higher education expenses for you or certain family members. First-time homebuyer expenses must be paid within 120 days of the distribution from the Roth IRA and include up to $10,000 of the costs of acquiring, constructing, or reconstructing a principle residence, including any usual or reasonable settlement, financing or other closing costs. Higher education expenses include tuition, fees, books, supplies, and equipment required for enrollment, attendance, and room and board at a post-secondary educational institution.

There is also a separate 5-year recapture rule for the 10% penalty tax in the case of a Roth IRA distribution made before age 59 1/2 that is made within 5 years after a conversion or rollover contribution from a Traditional IRA. This recapture rule exists because such a prior Roth IRA contribution avoided the 10% penalty tax when it was rolled over or converted from the Traditional IRA. Under this 5-year recapture rule, any Roth IRA distribution made before age 59 1/2 that is attributable to any conversion or rollover contribution from a Traditional IRA made within the previous 5 years to any of the individual's Roth IRAs is generally subject to the 10% penalty tax, and its exceptions, to the extent that such prior Roth IRA contribution was subject to ordinary tax upon the conversion or rollover, even if the Roth IRA distribution is otherwise tax-free.

Under the distribution ordering rules for a Roth IRA, all of an individual's Roth IRAs and distributions therefrom are treated as made: first from regular Roth IRA contributions; then from conversion or rollover Roth IRA contributions on a first-in, first-out basis; and last from earnings. However, whenever any Roth IRA distribution amount is attributable to any conversion or rollover contribution made within the 5 most recent tax years, this distributed amount is attributed first to the taxable portion of such prior contribution, for purposes of determining the amount of this Roth IRA distribution that is subject to the to the current Roth IRA distribution, such as age 59 1/2, disability or certain health, education or homebuyer expenses, as described above in this Subsection 6(b).

(c) Failure to Satisfy RMDs Upon Death. If the RMD rules described above in Part II, Section 4(a) apply to the beneficiary of your Roth IRA after your death and if the amount distributed during a calendar year is less than the minimum amount required to be distributed, your beneficiary will be subject to a penalty tax equal to 50% of the excess of the amount required to be distributed over the amount actually distributed.

(d) Policy Loans and Prohibited Transactions. If you or any beneficiary engage in any prohibited transaction, such as any sale, exchange or leasing of any property between you and the Roth IRA, or any interference with the independent status of the Roth IRA, the Roth IRA will lose its tax exemption and be treated as having been distributed to you. The value of any earnings on your Roth IRA contributions will be includable in your gross income; and if at the time of the prohibited transaction, you are under age 591/2 you may also be subject to the 10% penalty tax on early distributions, as described above in Part II, Section 5(b). If you borrow from or pledge your Roth IRA, or your benefits under the contract, as a security for a loan, the portion borrowed or pledged as security will cease to be tax-qualified, the value of that portion will be treated as distributed to you, and you may be subject to the 10% penalty tax on early distributions from a Roth IRA.

IRA PART III: OTHER INFORMATION

(1) Federal Estate and Gift Taxes

Any amount in or distributed from your Traditional and/or Roth IRAs upon your death may be subject to federal estate tax, although certain credits and deductions may be available. The exercise or non-exercise of an option that would pay a survivor an annuity at or after your death should not be considered a transfer for federal gift tax purposes.

(2) Tax Reporting

You must report contributions to, and distributions from, your Traditional IRA and Roth IRA, including the year-end aggregate account balance of all Traditional IRAs and Roth IRAs, on your federal income tax return for the year specifically on IRS Form 8606. For Traditional IRAs, you must designate on the return how much of your annual contribution is deductible and how much is nondeductible. You need not file IRS Form 5329 with your income tax return for a particular year unless for that year you are subject to a penalty tax because there has been an excess contribution to, an early distribution from, or insufficient RMDs from your Traditional IRA or Roth IRA, as applicable.

(3) Vesting

Your interest in your Traditional IRA or Roth IRA is nonforfeitable at all times.

(4) Exclusive Benefit

Your interest in your Traditional IRA or Roth IRA is for the exclusive benefit of you and your beneficiaries.

(5) IRS Publication 590

Additional information about your Traditional IRA or Roth IRA or about SEP-IRAs and SIMPLE-IRAs can be obtained from any district office of the IRS or by calling 1-800-TAX-FORM for a free copy of IRS Publication 590, Individual Retirement Arrangements.

TRANSAMERICA SERIESsm
TRANSAMERICA CLASSICsm VARIABLE ANNUITY

Contract Form 4-701, Certificate Form TCG-311; Group Annuity Contract Form TGP-711 The contract is not available in all states.

Issued by Transamerica Life Insurance and Annuity Company
401 North Tryon Street, Suite 700, Charlotte, North Carolina, 28202





VIM 119-0899

                     STATEMENT OF ADDITIONAL INFORMATION FOR


                             TRANSAMERICA SERIES SM
                             TRANSAMERICA CLASSIC(R)

                                VARIABLE ANNUITY

                              Separate Account VA-6

                                    Issued By
                 Transamerica Life Insurance and Annuity Company


     This statement of additional information expands upon subjects discussed in the September 7, 1999 prospectus for the Transamerica Classic Variable Annuity ("contract") issued by Transamerica Life Insurance and Annuity Company ("Transamerica") through Separate Account VA-6. You may obtain a free copy of the prospectus by writing to: Transamerica Life Insurance and Annuity Company, 401 North Tryon Street, Charlotte, NC 28202 or calling 800-420-7749. Terms used in the current prospectus for the contract are incorporated into this statement.


     The contract will be issued as a certificate under a group annuity contract in some states and as an individual annuity contract in other states. The term "contract" as used herein refers to both the individual contract and the certificates issued under the group contract.



   This Statement of Additional Information is not a prospectus and should be read only in conjunction with the prospectus for the contract and the portfolios.











                             Dated September 7, 1999



TABLE OF CONTENTS
                                                                                                         Page
THE CONTRACT ....................................................................................           3
NET INVESTMENT FACTOR ...........................................................................           3
VARIABLE PAYMENT OPTIONS.........................................................................           3
Variable Annuity Units and Payments..............................................................           3
Variable Annuity Unit Value......................................................................           3
Transfers After the Annuity Date.................................................................           4
GENERAL PROVISIONS...............................................................................           4
     IRS Required Distributions..................................................................           4
     Non-Participating...........................................................................           4
     Misstatement of Age or Sex..................................................................           4
     Proof of Existence and Age..................................................................           4
     Annuity Data................................................................................           4
     Assignment..................................................................................           5
     Annual Report...............................................................................           5
     Incontestability............................................................................           5
     Entire Contract.............................................................................           5
     Changes in the Contract.....................................................................           5
     Protection of Benefits......................................................................           5
     Delay of Payments...........................................................................           5
     Notices and Directions......................................................................           6
CALCULATION OF YIELDS AND TOTAL RETURNS .........................................................           6
     Money Market Sub-Account Yield Calculation..................................................           6
     Other Sub-Account Yield Calculations........................................................           7
     Standard Total Return Calculations..........................................................           7
     Adjusted Historical Portfolio Performance Data..............................................           8
     Other Performance Data......................................................................           8
HISTORICAL PERFORMANCE DATA......................................................................           8
     General Limitations.........................................................................           8
     Historical Performance Data.................................................................           8
DISTRIBUTION OF THE CONTRACT.....................................................................         18
SAFEKEEPING OF VARIABLE ACCOUNT ASSETS...........................................................         18
STATE REGULATION.................................................................................         18
RECORDS AND REPORTS..............................................................................         18
FINANCIAL STATEMENTS.............................................................................         18
APPENDIX.........................................................................................         19


THE CONTRACT

     The following pages provides additional information about the contract which may be of interest to some owners.

NET INVESTMENT FACTOR

     For any sub-account of the variable account, the net investment factor for a valuation period, before the annuity date, is (a) divided by (b), minus (c) minus (d):

     Where (a) is:

     The net asset value per share held in the sub-account, as of the end of the valuation period; plus or minus the per-share amount of any dividend or capital gain distributions if the "ex-dividend" date occurs in the valuation period; plus or minus a per-share charge or credit as we may determine, as of the end of the valuation period, for taxes.

     Where (b) is:

     The net asset value per share held in the sub-account as of the end of the last prior valuation period.

     Where (c) is:

     The daily mortality and expense risk charge of 0.00329% (1.20% annually) times the number of calendar days in the current valuation period.

     Where (d) is:

     The daily administrative expense charge, currently 0.000411% (0.15% annually) times the number of calendar days in the current valuation period. This charge may be increased, but will not exceed 0.00096% (0.35% annually).

A valuation day is defined as any day that the New York Stock Exchange is open.

VARIABLE PAYMENT OPTIONS

     The variable  payment  option provide for payments that fluctuate in dollar
amount,   based  on  the  investment   performance   of  the  elected   variable
sub-account(s).

Variable Annuity Units and Payments

     For the first monthly payment, the number of variable annuity units credited in each variable sub-account will be determined by dividing: (a) the product of the portion of the value to be applied to the variable sub-account and the variable annuity purchase rate specified in the contract; by (b) the value of one variable annuity unit in that sub-account on the annuity date.

     The amount of each subsequent variable payment equals the product of the number of variable annuity units in each variable sub-account and the variable sub-account's variable annuity unit value as of the tenth day of the month before the payment due date. The amount of each payment may vary.

Variable Annuity Unit Value

     The value of a variable annuity unit in a variable sub-account on any valuation day is determined as described below.
     The net investment factor for the valuation period (for the appropriate payment frequency) just ended is multiplied by the value of the variable annuity unit for the sub-account on the preceding valuation day. The net investment factor after the annuity date is calculated in the same manner as before the annuity date and then multiplied by an interest factor. The interest factor equals (.999893)n where n is the number of days since the preceding valuation day. This compensates for the 4% interest assumption built into the variable annuity purchase rates. We may offer assumed interest rates other than 4%. The appropriate interest factor will be applied to compensate for the assumed interest rate.

Transfers After the Annuity Date

     After the annuity date, you may transfer variable annuity units from one sub-account to another, subject to certain limitations (See "Transfers" page 23 of the prospectus). The dollar amount of each subsequent monthly annuity payment after the transfer must be determined using the new number of variable annuity units multiplied by the variable sub-account's variable annuity unit value on the tenth day of the month preceding payment. We reserve the right to change this day of the month.

     The formula used to determine a transfer after the annuity date can be found in the Appendix to this statement of additional information.

GENERAL PROVISIONS

IRS Required Distributions

     If any owner under a non-qualified contract dies before the entire interest in the contract is distributed, the value generally must be distributed to the designated beneficiary so that the contract qualifies as an annuity under the Code. (See "Federal Tax Matters" page 37 of the prospectus.)

Non-Participating

     The contract is non-participating. No dividends are payable and the contract will not share in our profits or surplus earnings.

Misstatement of Age or Sex

     If the age or sex of the annuitant or any other measuring life has been misstated, the settlement option payments under the contract will be whatever the annuity amount applied on the annuity date would purchase on the basis of the correct age or sex of the annuitant and/or other measuring life. Where required by law, rule or regulation, we may only consider the age of the annuitant and/or other measuring life. Any overpayments or underpayments by us as a result of any such misstatement may be respectively charged against or credited to the settlement option payment or payments to be made after the correction so as to adjust for such overpayment or underpayment.

Proof of Existence and Age

     Before making any payment under the contract, we may require proof of the existence and/or proof of the age of an owner and/or an annuitant or any other measuring life, or any other information deemed necessary in order to provide benefits under the contract.

Annuity Data

     We will not be liable for obligations which depend on receiving information from a payee or measuring life until such information is received in a satisfactory form.

Assignment

     No assignment of a contract will be binding on us unless made in writing and given to us at our Service Center. We are not responsible for the adequacy of any assignment. Your rights and the interest of any annuitant or non-irrevocable beneficiary will be subject to the rights of any assignee of record.

Annual Report

     At least once each contract year prior to the annuity date, you will be given a report of the current account value allocated to each sub-account of the variable account and any general account option. This report will also include any other information required by law or regulation. After the annuity date, a confirmation will be provided with every variable annuity payment.

Incontestability

     Each contract is incontestable from the contract effective date except in certain states where medical questions are required on the application for the optional Living Benefits Rider.

Entire Contract

     We have issued the contract in consideration and acceptance of the payment of the initial purchase payment and certain required information in an acceptable form and manner or, where state law requires, the application. In those states that require a written application, a copy of the application is attached to and is part of the contract and along with the contract constitutes the entire contract.

     The group annuity contract has been issued to a trust organized under Missouri law. However, the sole purpose of the trust is to hold the group annuity contract. You have all rights and benefits under the individual certificate issued under the group contract.

Changes in the Contract

     Only two authorized officers of Transamerica, acting together, have the authority to bind us or to make any change in the individual contract or the group contract or individual certificates thereunder and then only in writing. We will not be bound by any promise or representation made by any other persons.

     We may change or amend the individual contract or the group contract or individual certificates thereunder if such change or amendment is necessary for the individual contract or the group contract or individual certificates thereunder to comply with any state or federal law, rule or regulation.

Protection of Benefits

     To the extent permitted by law, no benefit (including death benefits) under the contract will be subject to any claim or process of law by any creditor.

Delay of Payments

     Payment of any cash withdrawal, lump sum death benefit, or variable payment or transfer due from the variable account will occur within seven days from the date the election becomes effective, except that we may be permitted to postpone such payment if: (1) the New York Stock Exchange is closed for other than usual weekends or holidays, or trading on the Exchange is otherwise restricted; or (2) an emergency exists as defined by the Securities and Exchange Commission (Commission), or the Commission requires that trading be restricted; or (3) the Commission permits a delay for the protection of owners.



     In addition, while it is our intention to process all transfers from the sub-accounts immediately upon receipt of a transfer request, we have the right to delay effecting a transfer from a variable sub-account for up to seven days. We may delay effecting such a transfer if there is a delay of payment from an affected portfolio. If this happens, then we will calculate the dollar value or number of units involved in the transfer from a variable sub-account on or as of the date we receive a transfer request in an acceptable form and manner, but will not process the transfer to the transferee sub-account until a later date during the seven-day delay period when the portfolio underlying the transferring sub-account obtains liquidity to fund the transfer request through sales of portfolio securities, new purchase payments, transfers by investors or otherwise. During this period, the amount transferred would not be invested in a variable sub-account.

     We may delay payment of any withdrawal from any general account options for a period of not more than six months after we receive the request for such withdrawal. If we delay payment for more than 30 days, we will pay interest on the withdrawal amount up to the date of payment. (See "Cash Withdrawals" page 26 of the prospectus.)

Notices and Directions

     We will not be bound by any authorization, direction, election or notice which is not in a form and manner acceptable to us and received at our Service Center.

     Any written notice requirement by us to you will be satisfied by our mailing of any such required written notice, by first-class mail, to your last known address as shown on our records.

CALCULATION OF YIELDS AND TOTAL RETURNS

Money Market Sub-Account Yield Calculation

     In accordance with regulations adopted by the Commission, we are required to compute the money market sub-account's current annualized yield for a seven-day period in a manner which does not take into consideration any realized or unrealized gains or losses on shares of the money market series or on its portfolio securities. This current annualized yield is computed by determining the net change (exclusive of realized gains and losses on the sale of securities and unrealized appreciation and depreciation) in the value of a hypothetical account having a balance of one unit of the money market sub-account at the beginning of such seven-day period, dividing such net change in account value by the value of the account at the beginning of the period to determine the base period return and annualizing this quotient on a 365-day basis. The net change in account value reflects the deductions for the annual account fee, the mortality and expense risk charge and administrative expense charges and income and expenses accrued during the period. Because of these deductions, the yield for the money market sub-account of the variable account will be lower than the yield for the money market series or any comparable substitute funding vehicle.

     The Commission also permits us to disclose the effective yield of the money market sub-account for the same seven-day period, determined on a compounded basis. The effective yield is calculated by compounding the unannualized base period return by adding one to the base period return, raising the sum to a power equal to 365 divided by 7, and subtracting one from the result.

     The yield on amounts held in the money market sub-account normally will fluctuate on a daily basis. Therefore, the disclosed yield for any given past period is not an indication or representation of future yields or rates of return. The money market sub-account's actual yield is affected by changes in interest rates on money market securities, average portfolio maturity of the money market series or substitute funding vehicle, the types and quality of portfolio securities held by the money market series or substitute funding vehicle, and operating expenses. In addition, the yield figures do not reflect the effect of any contingent deferred sales load (of up to 6% of purchase payments) that may be applicable to a contract.





Other Sub-Account Yield Calculations

     We may from time to time disclose the current annualized yield of one or more of the variable sub-accounts (except the money market sub-account) for 30-day periods. The annualized yield of a sub-account refers to the income generated by the sub-account over a specified 30-day period. Because this yield is annualized, the yield generated by a sub-account during the 30-day period is assumed to be generated each 30-day period. The yield is computed by dividing the net investment income per variable accumulation unit earned during the period by the price per unit on the last day of the period, according to the following formula:

         YIELD    =        2[{a-b + 1}6 -  1]
                        cd

         Where:

         a = net investment income earned during the period by the portfolio attributable to the shares owned by the sub-account.
         b = expenses for the sub-account accrued for the period (net of reimbursements). c = the average daily number of variable accumulation units outstanding during the period. d = the maximum offering price per variable accumulation unit on the last day of the period.

     Net investment income will be determined in accordance with rules established by the Commission. Accrued expenses will include all recurring fees that are charged to all contracts. The yield calculations do not reflect the effect of any contingent deferred sales load that may be applicable to a particular contract. Contingent deferred sales loads range from 6% to 0% of the amount of account value withdrawn depending on the elapsed time since the receipt of each purchase payment.

     Because of the charges and deductions imposed by the variable account, the yield for the sub-account will be lower than the yield for the corresponding portfolio. The yield on amounts held in the variable sub-accounts normally will fluctuate over time. Therefore, the disclosed yield for any given period is not an indication or representation of future yields or rates of return. The variable sub-account's actual yield will be affected by the types and quality of portfolio securities held by the portfolio, and its operating expenses.

Standard Total Return Calculations

     We may from time to time also disclose average annual total returns for one or more of the sub-accounts for various periods of time. Average annual total return quotations are computed by finding the average annual compounded rates of return over one, five and ten year periods that would equate the initial amount invested to the ending redeemable value, according to the following formula:

         P{1 + T}n = ERV

         Where:
         P =               a hypothetical initial payment of $1,000
         T =               average annual total return
         n =               number of years
         ERV               = ending  redeemable  value of a hypothetical  $1,000
                           payment  made at the  beginning  of the one,  five or
                           ten-year  period  at the  end of the  one,  five,  or
                           ten-year  period  (or  fractional   portion  of  such
                           period).

     All recurring fees are recognized in the ending redeemable value. The standard average annual total return calculations will reflect the effect of any contingent deferred sales load that may be applicable to a particular period.




Adjusted Historical Portfolio Performance Data

     We may also disclose "historical" performance data for a portfolio, for periods before the variable sub-account commenced operations. Such performance information will be calculated based on the performance of the portfolio and the assumption that the sub-account was in existence for the same periods as those indicated for the portfolio, with a level of contract charges currently in effect.

     This type of adjusted historical performance data may be disclosed on both an average annual total return and a cumulative total return basis. Moreover, it may be disclosed assuming that the contract is not surrendered (i.e., with no deduction for the contingent deferred sales load) and assuming that the contract is surrendered at the end of the applicable period (i.e., reflecting a deduction for any applicable contingent deferred sales load).

Other Performance Data

     We may from time to time also disclose average annual total returns in a non-standard format in conjunction with the standard described above. The non-standard format will be identical to the standard format except that the contingent deferred sales load percentage will be assumed to be 0%.

     Transamerica may from time to time also disclose cumulative total returns in conjunction with the standard format described above. The cumulative returns will be calculated using the following formula assuming that the contingent deferred sales load percentage will be 0%.

     CTR = {ERV/P} -  1

     Where:
     CTR =        the cumulative total return net of sub-account recurring
                    charges for the period.

          ERV = ending redeemable value of a hypothetical $1,000 payment at the beginning of the one, five, or ten-year period at the end of the one, five, or ten-year period (or fractional portion of the period).

     P =          a hypothetical initial payment of $1,000.

     All non-standard performance data will be advertised only if the standard performance data is also disclosed.

HISTORICAL PERFORMANCE DATA

     General Limitations

     The figures below represent past performance and are not indicative of future performance. The figures may reflect the waiver of advisory fees and reimbursement of other expenses which may not continue in the future.

     Portfolio information, including historical daily net asset values and capital gains and dividends distributions regarding each portfolio, has been provided by that portfolio. The adjusted historical sub-account performance data is derived from the data provided by the portfolios. We have no reason to doubt the accuracy of the figures provided by the portfolios. We have not verified these figures.

Historical Performance Data

     The charts below show historical performance data for the sub-accounts, including adjusted historical performance for the periods prior to the January 1, 1998 inception of the sub-accounts, based on the performance of the corresponding portfolios since their inception date, with a level of charges equal to those currently assessed under the contract. These figures are not an indication of the future performance of the sub-accounts. The date next to each sub-account name indicates the date of commencement of operation of the corresponding portfolio.




Notes:

1. On September 16, 1994, an investment company which had commenced operations on August 1, 1988, called Quest for Value Accumulation Trust (the "Old Trust") was effectively divided into two investment funds - The Old Trust and the present OCC Accumulation Trust (the "Present Trust") at which time the Present Trust commenced operations. The total net assets of the Small Cap Portfolio immediately after the transaction were $139,812,573 in the Old Trust and $8,129,274 in the Present Trust. For the period prior to September 16, 1994, the performance figures for the Small Cap Portfolio of the Present Trust reflect the performance of the Small Cap Portfolio of the Old Trust.

2. The Growth Portfolio of the Transamerica Variable Insurance Fund, Inc., is the successor to Separate Account Fund C of Transamerica Occidental Life Insurance Company, a management investment company funding variable annuities, through a reorganization on November 1, 1996. Accordingly, the performance data for the Transamerica VIF Growth Portfolio includes performance of its predecessor.

3. On September 16, 1994, an investment company which had commenced operations on August 1, 1988, called Quest for Value Accumulation Trust (the "Old Trust") was effectively divided into two investment funds - The Old Trust and the present OCC Accumulation Trust (the "Present Trust") at the time of the transaction there was $682,601,380 in the Old Trust and $51,345,102 in the Present Trust. For the period prior to September 16, 1994, the performance figures for the Managed Portfolio of the Present Trust reflect the performance of the Managed Portfolio of the Old Trust.

Historical Performance Data Charts


1.    Average Annual Total Returns - Assuming surrender but no optional Riders

          2. Average Annual Total Returns - Assuming surrender and Living Benefits Rider and Additional Death Benefit
         Rider

3.    Average Annual Total Returns - Assuming no surrender or optional Riders

          4. Average Annual Total Returns - Assuming no surrender but reflecting Living Benefits Rider and Additional Death Benefit Rider

5. Cumulative Returns - Assuming surrender but no optional Riders

          6. Cumulative Returns - Assuming surrender and Living Benefits Rider and Additional Death Benefit Rider

7. Cumulative Returns - Assuming no surrender or optional Riders

          8. Cumulative Returns - Assuming no surrender but reflecting Living Benefits Rider and Additional Death Benefit Rider

1.   Average Annual Total Returns - Assuming surrender but no optional Riders

     Average annual total returns for periods since inception of the portfolio, including adjusted historical performance, for each sub-account are as follows. These figures include mortality and expense charges of 1.20% per annum, administrative expense charge of 0.15% per annum, an account fee of $30 per annum adjusted for average account size and the applicable contingent deferred sales load (maximum of 6% of purchase payments) and do not reflect any fee deduction for the optional Riders.



--------------------------------- -------------- --------------- ---------------- ----------------- ------------------

                                                                                                     For the period
                                                                                                          from
          SUB-ACCOUNT                For the        For the      For the 5-year                      commencement of
     (date of commencement           1-year      3-year period    period ending   For the 10-year       portfolio
        of operation of           period ending      ending         12/31/98       period ending      operations to
    corresponding portfolio)        12/31/98        12/31/98                          12/31/98          12/31/98

--------------------------------- -------------- --------------- ---------------- ----------------- ------------------

Alger American Income &              25.45%          26.56%          19.72%            13.98%            13.87%
Growth (11/15/88)

--------------------------------- -------------- --------------- ---------------- ----------------- ------------------

Alliance VPF Growth &                14.10%          21.85%          19.14%              NA              14.35%
Income (1/14/91)

--------------------------------- -------------- --------------- ---------------- ----------------- ------------------

Alliance VPF Premier Growth          40.83%          31.75%          25.78%              NA              23.57%
(6/26/92)

--------------------------------- -------------- --------------- ---------------- ----------------- ------------------

Dreyfus VIF Capital                  23.26%          25.23%          21.51%              NA              19.64%
Appreciation (4/5/93)

--------------------------------- -------------- --------------- ---------------- ----------------- ------------------

Dreyfus VIF Small Cap                -9.90%          6.76%           10.83%              NA              35.30%
(8/31/90)

--------------------------------- -------------- --------------- ---------------- ----------------- ------------------

Janus Aspen Series Balanced          27.32%          21.27%          17.07%              NA              17.47%
(9/13/93)

--------------------------------- -------------- --------------- ---------------- ----------------- ------------------

Janus Aspen Series Worldwide         22.03%          23.97%          19.27%              NA              21.99%
Growth (9/13/93)

--------------------------------- -------------- --------------- ---------------- ----------------- ------------------

MFS VIT Emerging Growth              27.28%          21.46%            NA                NA              23.99%
(7/24/95)

--------------------------------- -------------- --------------- ---------------- ----------------- ------------------

MFS VIT Growth w/ Income             15.52%          22.79%            NA                NA              23.34%
(10/9/95)

--------------------------------- -------------- --------------- ---------------- ----------------- ------------------

MFS VIT Research                     16.49%          19.28%            NA                NA              19.96%
(7/26/95)

--------------------------------- -------------- --------------- ---------------- ----------------- ------------------

MSDW UF Fixed Income                  1.29%            NA              NA                NA               4.98%
(1/2/97)

--------------------------------- -------------- --------------- ---------------- ----------------- ------------------

MSDW UF High Yield                   -1.77%            NA              NA                NA               5.15%
(1/2/97)

--------------------------------- -------------- --------------- ---------------- ----------------- ------------------

MSDW UF International                 2.34%            NA              NA                NA               4.20%
Magnum (1/2/97)

--------------------------------- -------------- --------------- ---------------- ----------------- ------------------

OCC Accumulation Trust                0.52%          14.44%          17.12%            17.67%            17.31%
Managed (8/1/88)(3)

--------------------------------- -------------- --------------- ---------------- ----------------- ------------------

OCC Accumulation Trust               -15.42%         6.92%            6.47%            11.61%            11.25%
Small Cap (8/1/88) (1)

--------------------------------- -------------- --------------- ---------------- ----------------- ------------------

Transamerica VIF Growth              36.19%          36.25%          32.58%            24.69%              NA
(2/26/69) (2)

--------------------------------- -------------- --------------- ---------------- ----------------- ------------------

Transamerica VIF Money                 NA              NA              NA                NA              -1.52%
Market (1/2/98)

--------------------------------- -------------- --------------- ---------------- ----------------- ------------------


2.   Average Annual Total Returns - Assuming surrender and reflecting optional Living Benefits Rider and
Additional Death Benefit Rider

     Average annual total returns for periods since inception of the portfolio, including adjusted historical performance, for each sub-account are as follows.
These figures include mortality and expense charges of 1.20% per annum, administrative expense charge of 0.15% per annum, an account fee of $30 per annum adjusted for average account size, the applicable contingent deferred sales load (maximum 6% of purchase payments), the optional Living Benefits Rider fee of 0.05% per annum and the current maximum optional Additional Death Benefit
Rider premium of 0.40% per annum.



------------------------------- --------------- -------------- --------------- --------------- ----------------------

         SUB-ACCOUNT               For the         For the        For the         For the       For the period from
   (date of commencement of     1-year period      3-year      5-year period      10-year         commencement of
         operation of               ending         period          ending      period ending   portfolio operations
   corresponding portfolio)        12/31/98        ending         12/31/98        12/31/98          to 12/31/98
                                                  12/31/98

------------------------------- --------------- -------------- --------------- --------------- ----------------------

Alger American Income &             25.40%         26.51%          19.67%          13.93%             13.82%
Growth (11/15/88)

------------------------------- --------------- -------------- --------------- --------------- ----------------------

Alliance VPF Growth &               14.05%         21.80%          19.09%            NA               14.30%
Income (1/14/91)

------------------------------- --------------- -------------- --------------- --------------- ----------------------

Alliance VPF Premier                40.78%         31.70%          25.73%            NA               23.52%
Growth (6/26/92)

------------------------------- --------------- -------------- --------------- --------------- ----------------------

Dreyfus VIF Capital                 23.21%         25.18%          21.46%            NA               19.59%
Appreciation (4/5/93)

------------------------------- --------------- -------------- --------------- --------------- ----------------------

Dreyfus VIF Small Cap               -9.95%          6.71%          10.78%            NA               35.25%
(8/31/90)

------------------------------- --------------- -------------- --------------- --------------- ----------------------

Janus Aspen Series Balanced         27.27%         21.22%          17.02%            NA               17.42%
(9/13/93)

------------------------------- --------------- -------------- --------------- --------------- ----------------------

Janus Aspen Series                  21.98%         23.92%          19.22%            NA               21.93%
Worldwide Growth (9/13/93)

------------------------------- --------------- -------------- --------------- --------------- ----------------------

MFS VIT Emerging Growth             27.23%         21.41%            NA              NA               23.94%
(7/24/95)

------------------------------- --------------- -------------- --------------- --------------- ----------------------

MFS VIT Growth w/ Income            15.47%         22.74%            NA              NA               23.29%
(10/9/95)

------------------------------- --------------- -------------- --------------- --------------- ----------------------

MFS VIT Research                    16.44%         19.23%            NA              NA               19.91%
(7/26/95)

------------------------------- --------------- -------------- --------------- --------------- ----------------------

MSDW UF Fixed Income                1.24%            NA              NA              NA                4.93%
(1/2/97)

------------------------------- --------------- -------------- --------------- --------------- ----------------------

MSDW UF High Yield                  -1.82%           NA              NA              NA                5.10%
(1/2/97)

------------------------------- --------------- -------------- --------------- --------------- ----------------------

MSDW UF International               2.29%            NA              NA              NA                4.15%
Magnum (1/2/97)

------------------------------- --------------- -------------- --------------- --------------- ----------------------

OCC Accumulation Trust              0.47%          14.39%          17.07%          17.62%             17.26%
Managed (8/1/88)(3)

------------------------------- --------------- -------------- --------------- --------------- ----------------------
------------------------------- --------------- -------------- --------------- --------------- ----------------------

OCC Accumulation Trust             -15.47%          6.87%          6.42%           11.56%             11.20%
Small Cap (8/1/88) (1)

------------------------------- --------------- -------------- --------------- --------------- ----------------------

Transamerica VIF Growth             36.14%         36.19%          32.53%          24.64%               NA
(2/26/69) (2)

------------------------------- --------------- -------------- --------------- --------------- ----------------------

Transamerica VIF Money                NA             NA              NA              NA               -1.58%
Market (1/2/98)

------------------------------- --------------- -------------- --------------- --------------- ----------------------


3.   Average Annual Total Returns - Assuming no surrender or optional Riders

     Non-standard average annual total returns for periods since inception of the portfolio, including adjusted historical performance, for each sub-account are as follows. These figures include mortality and expense charges of 1.20% per annum, administrative expense charge of 0.15% per annum and an account fee of $30 per annum adjusted for average account size, but do not reflect any applicable contingent deferred sales load (maximum of 6% of purchase payments) and do not reflect any fee deduction for the optional Riders.



------------------------------- --------------- -------------- --------------- --------------- ----------------------

         SUB-ACCOUNT               For the         For the        For the         For the       For the period from
   (date of commencement of     1-year period      3-year      5-year period      10-year         commencement of
         operation of               ending         period          ending      period ending   portfolio operations
   corresponding portfolio)        12/31/98        ending         12/31/98        12/31/98          to 12/31/98
                                                  12/31/98

------------------------------- --------------- -------------- --------------- --------------- ----------------------

Alger American Income &             30.55%         27.44%          20.05%          13.98%             13.87%
Growth (11/15/88)

------------------------------- --------------- -------------- --------------- --------------- ----------------------

Alliance VPF Growth &               19.20%         22.80%          19.48%            NA               14.35%
Income (1/14/91)

------------------------------- --------------- -------------- --------------- --------------- ----------------------

Alliance VPF Premier                45.93%         32.57%          26.06%            NA               23.65%
Growth (6/26/92)

------------------------------- --------------- -------------- --------------- --------------- ----------------------

Dreyfus VIF Capital                 28.36%         26.13%          21.82%            NA               19.90%
Appreciation (4/5/93)

------------------------------- --------------- -------------- --------------- --------------- ----------------------

Dreyfus VIF Small Cap               -4.80%          7.99%          11.28%            NA               35.30%
(8/31/90)

------------------------------- --------------- -------------- --------------- --------------- ----------------------

Janus Aspen Series Balanced         32.42%         22.22%          17.43%            NA               17.79%
(9/13/93)

------------------------------- --------------- -------------- --------------- --------------- ----------------------

Janus Aspen Series                  27.13%         24.88%          19.61%            NA               22.26%
Worldwide Growth (9/13/93)

------------------------------- --------------- -------------- --------------- --------------- ----------------------

MFS VIT Emerging Growth             32.38%         22.41%            NA              NA               24.72%
(7/24/95)

------------------------------- --------------- -------------- --------------- --------------- ----------------------

MFS VIT Growth w/ Income            20.62%         23.72%            NA              NA               24.16%
(10/9/95)

------------------------------- --------------- -------------- --------------- --------------- ----------------------

MFS VIT Research                    21.59%         20.27%            NA              NA               20.75%
(7/26/95)

------------------------------- --------------- -------------- --------------- --------------- ----------------------

MSDW UF Fixed Income                6.39%            NA              NA              NA                7.39%
(1/2/97)

------------------------------- --------------- -------------- --------------- --------------- ----------------------

MSDW UF International               7.44%            N/A            N/A              NA                6.62%
(1/2/97)

------------------------------- --------------- -------------- --------------- --------------- ----------------------

MSDW UF High Yield                  3.33%            NA              NA              NA                7.55%
(1/2/97)

------------------------------- --------------- -------------- --------------- --------------- ----------------------

OCC Accumulation Trust              5.62%          15.51%          17.48%          17.67%             17.31%
Managed (8/1/88) (3)

------------------------------- --------------- -------------- --------------- --------------- ----------------------

OCC Accumulation Trust             -10.32%          8.15%          7.00%           11.61%             11.25%
Small Cap (8/1/88) (1)

------------------------------- --------------- -------------- --------------- --------------- ----------------------

Transamerica VIF Growth             41.29%         37.00%          32.79%          24.69%               NA
(2/26/69) (2)

------------------------------- --------------- -------------- --------------- --------------- ----------------------

Transamerica VIF Money                NA             NA              NA              NA                3.59%
Market (1/2/98)

------------------------------- --------------- -------------- --------------- --------------- ----------------------




 4.  Average Annual Total Returns - Assuming no surrender but reflecting optional Living Benefits Rider and
Additional Death Benefit Rider

     Non-standard average annual total returns for periods since inception of the portfolio, including adjusted historical performance, for each sub-account are as follows. These figures include mortality and expense charges of 1.20% per annum, administrative expense charge of 0.15% per annum and, an account fee of $30 per annum adjusted for average account size, but do not reflect any applicable contingent deferred sales load (maximum 6% of purchase payments).
They do reflect deduction of the fee for the optional Living Benefits Rider fee of 0.05% per annum and the current maximum optional Additional Death Benefit
Rider premium of 0.40% per annum.



------------------------------- --------------- -------------- --------------- --------------- ----------------------

         SUB-ACCOUNT               For the         For the        For the         For the       For the period from
   (date of commencement of     1-year period      3-year      5-year period      10-year         commencement of
         operation of               ending         period          ending      period ending   portfolio operations
   corresponding portfolio)        12/31/98        ending         12/31/98        12/31/98          to 12/31/98
                                                  12/31/98

------------------------------- --------------- -------------- --------------- --------------- ----------------------
---------------------------------------------------------------------------------------------------------------------

Alger American Income &            30.50%          27.39%         20.00%          13.93%              13.82%
Growth (11/15/88)

---------------------------------------------------------------------------------------------------------------------

Alliance VPF Growth &              19.15%          22.75%         19.43%            NA                14.30%
Income (1/14/91)

---------------------------------------------------------------------------------------------------------------------

Alliance VPF Premier Growth        45.88%          32.52%         26.01%            NA                23.60%
(6/26/92)

---------------------------------------------------------------------------------------------------------------------

Dreyfus VIF Capital                28.31%          26.08%         21.77%            NA                19.85%
Appreciation (4/5/93)

---------------------------------------------------------------------------------------------------------------------

Dreyfus VIF Small Cap              -4.85%          7.94%          11.23%            NA                35.25%
(8/31/90)

---------------------------------------------------------------------------------------------------------------------

Janus Aspen Series Balanced        32.37%          22.17%         17.38%            NA                17.74%
(9/13/93)

---------------------------------------------------------------------------------------------------------------------

Janus Aspen Series Worldwide       27.08%          24.83%         19.56%            NA                22.21%
Growth (9/13/93)

---------------------------------------------------------------------------------------------------------------------

MSDW UF Fixed Income                6.34%            NA             NA              NA                7.34%
(1/2/97)

---------------------------------------------------------------------------------------------------------------------

MSDW UF High Yield                  3.28%            NA             NA              NA                7.50%
(1/2/97)

---------------------------------------------------------------------------------------------------------------------

MSDW UF International               7.39%            NA             NA              NA                6.57%
Magnum (1/2/97)

---------------------------------------------------------------------------------------------------------------------

MFS VIT Growth w/ Income           20.57%          23.67%           NA              NA                24.11%
(10/9/95)

---------------------------------------------------------------------------------------------------------------------

MFS VIT Emerging Growth            32.33%          22.36%           NA              NA                24.67%
(7/24/95)

---------------------------------------------------------------------------------------------------------------------
MFS VIT Research                   21.54%          20.22%           NA              NA                20.70%
(7/26/95)
---------------------------------------------------------------------------------------------------------------------

OCC Accumulation Trust              5.57%          15.46%         17.43%          17.62%              17.26%
Managed (8/1/88) (3)

---------------------------------------------------------------------------------------------------------------------

OCC Accumulation Trust             -10.37%         8.10%           6.95%          11.56%              11.20%
Small Cap (8/1/88) (1)


---------------------------------------------------------------------------------------------------------------------

Transamerica VIF Growth            41.24%          36.95%         32.74%          24.64%               N/A
(2/26/69) (2)

---------------------------------------------------------------------------------------------------------------------

Transamerica VIF Money               NA              NA             NA              NA                3.534%
Market (1/2/98)

---------------------------------------------------------------------------------------------------------------------


5. Cumulative Returns - Assuming surrender but no optional Riders

     Adjusted historical cumulative total returns for periods since inception of the portfolio for each sub-account are as follows. These figures include mortality and expenses charges of 1.20% per annum, administrative expenses charge of 0.15% per annum, an account fee of $30 per annum adjusted for average account size and the applicable contingent deferred sales load (maximum of 6% of purchase payments) and do not reflect any fee deduction for the optional Riders.



------------------------------- --------------- -------------- --------------- --------------- ----------------------

         SUB-ACCOUNT              For the 1-     For the 3-      For the 5-     For the 10-     For the period from
   (date of commencement of      year period     year period    year period     year period       commencement of
         operation of               ending         ending          ending          ending      portfolio operations
   corresponding portfolio)        12/31/98       12/31/98        12/31/98        12/31/98          to 12/31/98

------------------------------- --------------- -------------- --------------- --------------- ----------------------
---------------------------------------------------------------------------------------------------------------------

Alger American Income &            25.45%         102.72%         145.91%         270.18%            273.01%
Growth (11/15/88)

---------------------------------------------------------------------------------------------------------------------

Alliance VPF Growth &              14.10%          80.93%         140.07%           NA               191.18%
Income (1/14/91)

---------------------------------------------------------------------------------------------------------------------

Alliance VPF Premier Growth        40.83%         128.72%         214.88%           NA               297.57%
(6/26/92)

---------------------------------------------------------------------------------------------------------------------

Dreyfus VIF Capital                23.26%          96.41%         164.93%           NA               180.23%
Appreciation (4/5/93)

---------------------------------------------------------------------------------------------------------------------

Dreyfus VIF Small Cap              -9.90%          21.69%         67.24%            NA               1145.17%
(8/31/90)

---------------------------------------------------------------------------------------------------------------------

Janus Aspen Series Balanced        27.32%          78.33%         119.90%           NA               134.96%
(9/13/93)

---------------------------------------------------------------------------------------------------------------------

Janus Aspen Series Worldwide       22.03%          90.52%         141.40%           NA               186.94%
Growth (9/13/93)

---------------------------------------------------------------------------------------------------------------------

MFS VIT Emerging Growth            27.28%          79.17%           NA              NA               109.73%
(7/24/95)

---------------------------------------------------------------------------------------------------------------------

MFS VIT Growth w/ Income           15.52%          85.12%           NA              NA                97.03%
(10/9/95)

---------------------------------------------------------------------------------------------------------------------

MFS VIT Research                   16.49%          69.71%           NA              NA                86.99%
(7/26/95)

---------------------------------------------------------------------------------------------------------------------

MSDW UF International               2.34%            NA             NA              NA                8.56%
Magnum (1/2/97)

---------------------------------------------------------------------------------------------------------------------

MSDW UF High Yield                 -1.77%            NA             NA              NA                10.55%
(1/2/97)

---------------------------------------------------------------------------------------------------------------------

MSDW UF Fixed Income                1.29%            NA             NA              NA                10.20%
(1/2/97)

---------------------------------------------------------------------------------------------------------------------

OCC Accumulation Trust             -15.42%         49.87%         120.36%         408.96%            428.19%
Managed (8/1/88) (3)

---------------------------------------------------------------------------------------------------------------------

OCC Accumulation Trust              0.52%          22.25%         36.83%          199.96%            203.83%
Small Cap (8/1/88) (1)

---------------------------------------------------------------------------------------------------------------------

Transamerica VIF Growth            36.19%         152.91%         309.56%         808.27%              N/A
(2/26/69) (2)

---------------------------------------------------------------------------------------------------------------------

Transamerica VIF Money               NA              NA             NA              NA                -1.52%
Market (1/2/98)

---------------------------------------------------------------------------------------------------------------------




6. Cumulative Returns - Assuming surrender and optional Living Benefits Rider and Additional Death Benefit Rider

     Adjusted historical cumulative total returns for periods since inception of the portfolio for each sub-account are as follows. These figures include mortality and expense charges of 1.20% per annum, administrative expense charge of 0.15% per annum, an account fee of $30 per annum adjusted for average account size, the applicable contingent deferred sales load (maximum 6% of purchase payments), the optional Living Benefits Rider fee of 0.05% per annum and the current maximum optional Additional Death Benefit Rider premium of 0.40% per annum.



------------------------------- --------------- -------------- --------------- -------------- ----------------------

         SUB-ACCOUNT              For the 1-       For the        For the         For the      For the period from
   (date of commencement of      year period       3-year      5-year period      10-year        commencement of
         operation of               ending         period          ending         period      portfolio operations
   corresponding portfolio)        12/31/98        ending         12/31/98        ending           to 12/31/98
                                                  12/31/98                       12/31/98

------------------------------- --------------- -------------- --------------- -------------- ----------------------
--------------------------------------------------------------------------------------------------------------------

Alger American Income &            25.40%         102.48%         145.39%        268.56%            271.36%
Growth (11/15/88)

--------------------------------------------------------------------------------------------------------------------

Alliance VPF Growth &              14.05%          80.70%         139.56%           NA              190.17%
Income (1/14/91)

--------------------------------------------------------------------------------------------------------------------

Alliance VPF Premier Growth        40.78%         128.45%         214.25%           NA              296.51%
(6/26/92)

--------------------------------------------------------------------------------------------------------------------

Dreyfus VIF Capital                23.21%          96.18%         164.38%           NA              179.55%
Appreciation (4/5/93)

--------------------------------------------------------------------------------------------------------------------

Dreyfus VIF Small Cap              -9.95%          21.51%         66.86%            NA              1141.33%
(8/31/90)

--------------------------------------------------------------------------------------------------------------------

Janus Aspen Series Balanced        27.27%          78.10%         119.42%           NA              134.42%
(9/13/93)

--------------------------------------------------------------------------------------------------------------------

Janus Aspen Series Worldwide       21.98%          90.29%         140.89%           NA              186.31%
Growth (9/13/93)

--------------------------------------------------------------------------------------------------------------------

MFS VIT Emerging Growth            27.23%          78.95%           NA              NA              109.43%
(7/24/95)

--------------------------------------------------------------------------------------------------------------------

MFS VIT Growth w/ Income           15.47%          84.89%           NA              NA               96.77%
(10/9/95)

--------------------------------------------------------------------------------------------------------------------

MFS VIT Research                   16.44%          69.49%           NA              NA               86.72%
(7/26/95)

--------------------------------------------------------------------------------------------------------------------

MSDW UF International               2.29%            NA             NA              NA               8.46%
Magnum (1/2/97)

--------------------------------------------------------------------------------------------------------------------

MSDW UF Fixed Income                1.24%            NA             NA              NA               10.09%
(1/2/97)

--------------------------------------------------------------------------------------------------------------------

MSDW UF High Yield                 -1.82%            NA             NA              NA               10.44%
(1/2/97)

--------------------------------------------------------------------------------------------------------------------

OCC Accumulation Trust              0.47%          49.67%         119.88%        406.80%            425.84%
Managed (8/1/88) (3)

--------------------------------------------------------------------------------------------------------------------

OCC Accumulation Trust             -15.47%         22.07%         36.50%         198.61%            202.41%
Small Cap (8/1/88) (1)

--------------------------------------------------------------------------------------------------------------------

Transamerica VIF Growth            36.14%         152.63%         308.78%        804.63%              N/A
(2/26/69) (2)

--------------------------------------------------------------------------------------------------------------------

Transamerica VIF Money               NA              NA             NA              NA               -1.57%
Market (1/2/98)

--------------------------------------------------------------------------------------------------------------------



7. Cumulative Returns - Assuming no surrender or optional Riders

     Adjusted historical non-standard cumulative total returns for periods since inception of the portfolio for each sub-account are as follow. These figures include mortality and expense charges of 1.20% per annum, administrative expense charge of 0.15% per annum and an account fee of $30 per annum adjusted for average account size but do not reflect any applicable contingent deferred sales load (maximum of 6% of purchase payments) and do not reflect any fee deduction for the optional Riders.



------------------------------- --------------- -------------- --------------- --------------- ----------------------

         SUB-ACCOUNT              For the 1-       For the        For the         For the       For the period from
   (date of commencement of      year period       3-year      5-year period      10-year         commencement of
         operation of               ending         period          ending      period ending   portfolio operations
   corresponding portfolio)        12/31/98        ending         12/31/98        12/31/98          to 12/31/98
                                                  12/31/98

------------------------------- --------------- -------------- --------------- --------------- ----------------------
---------------------------------------------------------------------------------------------------------------------

Alger American Income &            30.55%         106.97%         149.31%         270.18%            273.01%
Growth (11/15/88)

---------------------------------------------------------------------------------------------------------------------

Alliance VPF Growth &              19.20%          85.18%         143.47%           NA               191.18%
Income (1/14/91)

---------------------------------------------------------------------------------------------------------------------

Alliance VPF Premier Growth        45.93%         132.97%         218.28%           NA               299.27%
(6/26/92)

---------------------------------------------------------------------------------------------------------------------

Dreyfus VIF Capital                28.36%         100.66%         168.33%           NA               183.63%
Appreciation (4/5/93)

---------------------------------------------------------------------------------------------------------------------

Dreyfus VIF Small Cap              -4.80%          25.94%         70.64%            NA               1145.17%
(8/31/90)

---------------------------------------------------------------------------------------------------------------------

Janus Aspen Series Balanced        32.42%          82.58%         123.30%           NA               138.36%
(9/13/93)

---------------------------------------------------------------------------------------------------------------------

Janus Aspen Series Worldwide       27.13%          94.77%         144.80%           NA               190.34%
Growth (9/13/93)

---------------------------------------------------------------------------------------------------------------------

MFS VIT Emerging Growth            32.38%          83.42%           NA              NA               113.98%
(7/24/95)

---------------------------------------------------------------------------------------------------------------------

MFS VIT Growth w/ Income           20.62%          89.37%           NA              NA               101.28%
(10/9/95)

---------------------------------------------------------------------------------------------------------------------

MFS VIT Research                   21.59%          73.96%           NA              NA                91.24%
(7/26/95)

---------------------------------------------------------------------------------------------------------------------

MSDW UF Fixed Income                6.39%            NA             NA              NA                15.30%
(1/2/97)

---------------------------------------------------------------------------------------------------------------------

MSDW UF High Yield                  3.33%            NA             NA              NA                15.65%
(1/2/97)

---------------------------------------------------------------------------------------------------------------------

MSDW UF International               7.44%            NA             NA              NA                13.66%
Magnum (1/2/97)

---------------------------------------------------------------------------------------------------------------------

OCC Accumulation Trust              5.62%          54.12%         123.76%         408.96%            428.19%
Managed (8/1/88) (3)

---------------------------------------------------------------------------------------------------------------------

OCC Accumulation Trust             -10.32%         26.50%         40.23%          199.96%            203.83%
Small Cap (8/1/88) (1)

---------------------------------------------------------------------------------------------------------------------

Transamerica VIF Growth            41.29%         157.16%         312.96%         808.27%              N/A
(2/26/69) (2)

---------------------------------------------------------------------------------------------------------------------

Transamerica VIF Money               NA              NA             NA              NA                3.58%
Market (1/2/98)

---------------------------------------------------------------------------------------------------------------------





8.  Cumulative  Returns - Assuming no surrender but reflecting  optional  Living
Benefits Rider and Additional Death Benefit Rider

     Adjusted historical non-standard cumulative total returns for periods since inception of the portfolio for each sub-account are as follow. These figures include mortality and expense charges of 1.20% per annum, administrative expense charge of 0.15% per annum and an account fee of $30 per annum adjusted for average account size, but do not reflect any applicable contingent deferred sales load (maximum 6% of purchase payments). They do reflect deductions of the fee for the optional Living Benefits Rider fee of 0.05% per annum and the current maximum optional Additional Death Benefit Rider premium of 0.40% per annum.



------------------------------- --------------- -------------- --------------- --------------- ----------------------

         SUB-ACCOUNT               For the         For the        For the         For the       For the period from
   (date of commencement of     1-year period      3-year      5-year period      10-year         commencement of
         operation of               ending         period          ending      period ending   portfolio operations
   corresponding portfolio)        12/31/98        ending         12/31/98        12/31/98          to 12/31/98
                                                  12/31/98

------------------------------- --------------- -------------- --------------- --------------- ----------------------

Alger American Income &             30.50%         106.73%        148.79%         268.56%             271.36%
Growth (11/25/88)

------------------------------- --------------- -------------- --------------- --------------- ----------------------

Alliance VPF Growth &               19.15%         84.95%         142.96%            NA               190.17%
Income (1/14/91)

------------------------------- --------------- -------------- --------------- --------------- ----------------------

Alliance VPF Premier                45.88%         132.70%        217.65%            NA               298.21%
Growth (6/26/92)

------------------------------- --------------- -------------- --------------- --------------- ----------------------

Dreyfus VIF Capital                 28.31%         100.43%        167.78%            NA               182.95%
Appreciation (4/5/93)

------------------------------- --------------- -------------- --------------- --------------- ----------------------

Dreyfus VIF Small Cap               -4.85%         25.76%          70.26%            NA              1141.33%
(8/31/90)

------------------------------- --------------- -------------- --------------- --------------- ----------------------

Janus Aspen Series Balanced         32.37%         82.35%         122.82%            NA               137.82%
(9/13/93)

------------------------------- --------------- -------------- --------------- --------------- ----------------------

Janus Aspen Series                  27.08%         94.54%         144.29%            NA               189.71%
Worldwide Growth (9/13/93)

------------------------------- --------------- -------------- --------------- --------------- ----------------------

MFS VIT Emerging Growth             32.33%         83.20%            NA              NA               113.68%
(7/24/95)

------------------------------- --------------- -------------- --------------- --------------- ----------------------

MFS VIT Growth w/ Income            20.57%         89.14%            NA              NA               101.02%
(10/9/95)

------------------------------- --------------- -------------- --------------- --------------- ----------------------

MFS VIT Research                    21.54%         73.74%            NA              NA               90.97%
(7/26/95)

------------------------------- --------------- -------------- --------------- --------------- ----------------------

MSDW UF Fixed Income                6.34%            NA              NA              NA               15.19%
(1/2/97)

------------------------------- --------------- -------------- --------------- --------------- ----------------------

MSDW UF High Yield                  3.28%            NA              NA              NA               15.54%
(1/2/97)

------------------------------- --------------- -------------- --------------- --------------- ----------------------

MSDW UF International               7.39%            NA              NA              NA               13.56%
Magnum (1/2/97)

------------------------------- --------------- -------------- --------------- --------------- ----------------------

OCC Accumulation Trust              5.57%          53.92%         123.28%         406.80%             425.84%
Managed (8/1/88)

------------------------------- --------------- -------------- --------------- --------------- ----------------------

OCC Accumulation Trust             -10.37%         26.32%          39.90%         198.61%             202.41%
Small Cap (8/1/88)

------------------------------- --------------- -------------- --------------- --------------- ----------------------

Transamerica VIF Growth             41.24%         156.88%        312.18%         804.63%               N/A
(2/26/69)

------------------------------- --------------- -------------- --------------- --------------- ----------------------

Transamerica VIF Money                NA             NA              NA              NA                3.53%
(1/2/98)

------------------------------- --------------- -------------- --------------- --------------- ----------------------

DISTRIBUTION OF THE CONTRACT

     Transamerica Securities Sales Corporation ("TSSC") is principal underwriter of the contracts under a Distribution Agreement with Transamerica. TSSC may also serve as principal underwriter and distributor of other contracts issued through the variable account and certain other separate accounts of Transamerica and affiliates of Transamerica. TSSC is an indirect wholly-owned subsidiary of Transamerica Insurance Corporation. TSSC is registered with the Commission as a broker-dealer and is a member of the National Association of Securities Dealers, Inc. ("NASD"). Transamerica pays TSSC for acting as the principal underwriter under a distribution agreement.

     TSSC has entered into sales agreements with other broker-dealers to solicit applications for the contracts through registered representatives who are licensed to sell securities and variable insurance products. These agreements provide that applications for the contracts may be solicited by registered representatives of the broker-dealers appointed by Transamerica to sell its variable life insurance and variable annuities. These broker-dealers are registered with the Commission and are members of the NASD. The registered representatives are authorized under applicable state regulations to sell variable life insurance and variable annuities.

     Under  the  agreements,   applications   for  contracts  will  be  sold  by
broker-dealers which will receive compensation as described in the prospectus.

     The offering of the contracts is expected to be continuous and TSSC does not anticipate discontinuing the offering of the contracts. However, TSSC reserves the right to discontinue the offering of the contracts.

     During fiscal year 1998, $3,847,836 in commissions were paid to TSSC as underwriter of Separate Accounts VA-6, VA-6NY and VA-7; no amounts were retained by TSSC. Under the sales agreements, TSSC will pay broker-dealers compensation based on a percentage of each purchase payment. This percentage may be up to 6% and in certain situations additional amounts for marketing allowances, production bonuses, service fees, sales awards and meetings, and asset based trailer commissions may be paid.

SAFEKEEPING OF VARIABLE ACCOUNT ASSETS

     Title to assets of the variable account is held by Transamerica. The assets of the variable account are kept separate and apart from Transamerica general account assets. Records are maintained of all purchases and redemptions of portfolio shares held by each of the sub-accounts.

STATE REGULATION

     We are subject to the insurance laws and regulations of all the states where we are licensed to operate. The availability of certain contract rights and provisions depends on state approval and/or filing and review processes. Where required by state law or regulation, the contract will be modified accordingly.

RECORDS AND REPORTS

     All records and accounts relating to the variable account will be maintained by us or by our Service Office. As presently required by the provisions of the 1940 Act and regulations promulgated thereunder which pertain to the variable account, reports containing such information as may be required under the 1940 Act or by other applicable law or regulation will be sent to owners semi-annually at their last known address of record.

FINANCIAL STATEMENTS

     This Statement of Additional Information contains the financial statements of the variable account as of and for the period ended December 31, 1998.

     The financial statements for Transamerica included in this statement of additional information should be considered only as bearing on our ability to meet our obligations under the contracts. They should not be considered as bearing on the investment performance of the assets in the variable account.

APPENDIX

         Accumulation Transfer Formula

         Transfers after the annuity date are implemented according to the following formulas:

               (1) Determine the number of units to be transferred from the variable sub-account as follows: = AT/AUV1

         (2) Determine the number of variable accumulation units remaining in such variable sub-account (after the transfer):
         = UNIT1 AT/AUV1

         (3) Determine the number of variable accumulation units in the transferee variable sub-account (after the transfer):
         = UNIT2 + AT/AUV2

         (4) Subsequent variable accumulation payments will reflect the changes in variable accumulation units in each variable sub-account as of the next variable accumulation payment's due date.

         Where:

         (AUV1) is the variable accumulation unit value of the variable sub-account that the transfer is being made from as of the end of the valuation period in which the transfer request was received.

         (AUV2) is the variable accumulation unit value of the variable sub-account that the transfer is being made to as of the end of the valuation period in which the transfer request was received.

         (UNIT1) is the number of variable accumulation units in the variable sub-account that the transfer is being made from, before the transfer.

         (UNIT2) is the number of variable accumulation units in the variable sub-account that the transfer is being made to, before the transfer.

         (AT)  is  the  dollar  amount  being   transferred  from  the  variable
sub-account.

                                                         1
                                     PROFILE
                                     of the

                    TRANSAMERICA CATALYSTSM VARIABLE ANNUITY

                                    Issued by
                 Transamerica Life Insurance and Annuity Company

                                September 7, 1999



         This Profile is a summary of some of the more important points that you should know and consider before purchasing the contract. The contract is more fully described in the full prospectus that accompanies this Profile. Please read the prospectus carefully.



1. The Contract. The Transamerica CatalystSM Variable Annuity is a contract between you and Transamerica Life Insurance and Annuity Company that allows you to invest your purchase payments in your choice of 17 mutual fund portfolios ("portfolios") in the variable account and two general account options. The portfolios are professionally managed and you can gain or lose money invested in a portfolio, but you could also earn more than investing in the general account options. We guarantee the safety of money invested in the general account options. Certain portfolios and general account options may not be available in all states.

The contract is a deferred annuity and it has two phases: the accumulation phase and the annuitization phase. During the accumulation phase, you can make additional payments to your contract, transfer money among the investment options, and withdraw some or all of your investment. During this phase, your earnings accumulate on a tax-deferred basis for individuals, but some or all of any money you withdraw may be taxable and/or subject to penalty. Tax deferral generally is not available for contracts owned by corporations and some trusts.


During the annuitization phase, we will make periodic payments to you. The dollar amount of the payments may depend on the amount of money invested and earned during the accumulation phase and on other factors, such as the annuitant's age and sex.

2. Annuity Payments. You can generally decide when to end the accumulation phase and begin receiving annuity payments from us. You may choose fixed payments, where the dollar amount of each payment generally remains the same, or variable payments, where the dollar amount of each payment may increase or decrease based on the investment performance of the portfolios you select. You can choose among payments for the lifetime of an individual, or payments for the longer of one lifetime or a guaranteed period of 10, 15, or 20 years, or payments for one lifetime and the lifetime of another individual.

3. Purchasing a Contract. Generally you must invest at least $5,000 ($2,000 for IRAs) to purchase a contract. You can make additional payments of at least $200 each ($100 each if made under an automatic payment plan deducted from your bank account). When you make a payment, we currently add a credit of 3.25% of the payment to your account value. We may vary this percentage. You may cancel your contract during the free look period.


The Transamerica Catalyst Variable Annuity is designed for long-term tax-deferred accumulation of funds, generally for retirement and other long-term goals. Individuals in high tax brackets get the most benefit from the tax deferral feature. You should not invest in the contract for short-term purposes or if you cannot take the risk of losing some of your investment.


4. Investment Options. VARIABLE ACCOUNT: You can invest in any of the following 17 portfolios:

            ----------------------------------------------- -------------------------------------------------
            Alger American Income & Growth                  MFS VIT Research
            ----------------------------------------------- -------------------------------------------------
            ----------------------------------------------- -------------------------------------------------
            Alliance VPF Growth & Income                    MSDW UF Fixed Income
            ----------------------------------------------- -------------------------------------------------
            ----------------------------------------------- -------------------------------------------------
            Alliance VPF Premier Growth                     MSDW UF High Yield
            ----------------------------------------------- -------------------------------------------------
            ----------------------------------------------- -------------------------------------------------
            Dreyfus VIF Capital Appreciation                MSDW UF International Magnum
            ----------------------------------------------- -------------------------------------------------
            ----------------------------------------------- -------------------------------------------------
            Dreyfus VIF Small Cap                           OCC Accumulation Trust Managed
            ----------------------------------------------- -------------------------------------------------
            ----------------------------------------------- -------------------------------------------------
            Janus Aspen Series Balanced                     OCC Accumulation Trust Small Cap
            ----------------------------------------------- -------------------------------------------------
            ----------------------------------------------- -------------------------------------------------
            Janus Aspen Series Worldwide Growth             Transamerica VIF Growth
            ----------------------------------------------- -------------------------------------------------
            ----------------------------------------------- -------------------------------------------------
            MFS VIT Emerging Growth                         Transamerica VIF Money Market
            ----------------------------------------------- -------------------------------------------------
            ----------------------------------------------- -------------------------------------------------
            MFS VIT Growth with Income
            ----------------------------------------------- -------------------------------------------------

You can earn or lose money in any of these portfolios. These portfolios are described in their own prospectuses. All portfolios may not be available in all states.

GENERAL ACCOUNT: You can also allocate payments to the general account options, where we guarantee the principal invested plus an annual interest rate of at least 3%. The general account options include a fixed account and guarantee period options.


5. Expenses. We may make certain charges against and deductions from values available under the contract:


          If you withdraw your money within seven years of investing it, there may be a contingent deferred sales load of up to 8% of the amount invested.

          We deduct an annual account fee of no more than $30 (the fee is waived for account values over $50,000).

          We deduct insurance and administrative charges of 1.35% per year from your average daily value in the variable account.


          If you elect the Guaranteed Minimum Death Benefit Rider, we will deduct a monthly fee equal to 1/12 of 0.20% at the end of each contract month based on the account value at that time.

          If you elect the Living Benefits Rider (or Waiver of Contingent Deferred Sales Load Rider in some states), we will deduct a monthly fee equal to 1/12 of 0.05% at the end of each contract month based on the account value at that time.

          Depending on the benefit level you select, if you elect the Additional Death Benefit Rider, we will withdraw 1/12 of the annual premium at the end of each contract month. The annual premium is the annual rate times the account value as of the last contract anniversary. The annual rate is determined by the benefit level elected. The current annual premium is: (a) for the 28% benefit level, 0.25% of the account value for attained ages before age 60 and 0.28% of the account value for attained ages 60 and over; or (b) for the 40% benefit level, 0.36% of the account value for attained ages before age 60, and 0.40% of the account value for attained ages 60 and over. This withdrawal is taxable.


          The first 18 transfers each year are free (then we will deduct a $10 fee for each additional transfer).

          Advisory fees are also deducted by the portfolios' managers, and the portfolios pay other expenses which, in total, range from 0.60% to 1.15% of the amounts in the portfolios.

          There  might  be  premium  tax  charges  ranging  from 0 to 5% of your
         investment   and/or  amounts  you  use  to  purchase  annuity  benefits
         (depending on your state's law).


The following chart shows these charges (not including the optional Living Benefits Rider or Guaranteed Minimum Death Benefit Rider fees or Additional Death Benefit Rider premiums, any transfer fees or premium taxes). The $30 annual account fee is included in the first column as a charge of 0.075%. The third column is the sum of the first two columns. The examples in the last two columns show the total amounts you would be charged if you invested $1,000, a 3.25% credit was added to the investment and it grew 5% each year, and you withdrew your entire investment after one year or 10 years. Year one includes the contingent deferred sales load and year 10 does not.


                                         ------------------------------------------------------------------

                                             Total        Total                     Total        Total
                                            Annual        Annual       Total       Expenses     Expenses
                                           Insurance    Portfolio      Annual     at End of    at End of
                                            Charges      Charges      Charges       1 Year      10 Years

                                         ------------------------------------------------------------------
-----------------------------------------

Alger American Income & Growth               1.425%        0.70%        2.125         $94         $254
Alliance VPF Growth & Income                 1.425%        0.73%        2.155         $95         $257
Alliance VPF Premier Growth                  1.425%        1.06%        2.485         $98         $291
Dreyfus VIF Capital Appreciation             1.425%        0.81%        2.235         $95         $265
Dreyfus VIF Small Cap                        1.425%        0.77%        2.195         $95         $261
Janus Aspen Series Balanced                  1.425%        0.74%        2.165         $95         $258
Janus Aspen Series Worldwide Growth          1.425%        0.72%        2.145         $94         $256
MFS VIT Emerging Growth                      1.425%        0.85%        2.275         $96         $270
MFS VIT Growth with Income                   1.425%        0.88%        2.305         $96         $273
MFS VIT Research                             1.425%        0.86 %       2.285         $96         $271
MSDW UF Fixed Income                         1.425%        0.70%        2.125         $94         $254
MSDW UF High Yield                           1.425%        0.80%        2.225         $95         $264
MSDW UF International Magnum                 1.425%        1.15%        2.575         $99         $300
OCC Accumulation Trust Managed               1.425%        0.82%        2.245         $95         $266
OCC Accumulation Trust Small Cap             1.425%        0.88%        2.305         $96         $273
Transamerica VIF Growth                      1.425%        0.85%        2.275         $96         $270
Transamerica VIF Money Market                1.425%        0.60%        2.025         $93         $243

----------------------

The Annual Portfolio Charges above are for the year ended December 31, 1998 and reflect any expense reimbursements or fee waivers. Expenses may be higher or lower in the future. See the "Variable Account Fee Table" in the Transamerica Catalyst Variable Annuity prospectus for more detailed information.


6. Federal Income Taxes. Individuals generally are not taxed on increases in the account value until a distribution occurs (e.g., a withdrawal or annuity payment) or is deemed to occur (e.g., a pledge, loan, or assignment of the contract). If you withdraw money, earnings come out first and are taxed. Generally, some portion (sometimes all) of any distribution or deemed distribution is taxable as ordinary income. This includes withdrawals of Additional Death Benefit Rider premiums. In some cases, income taxes will be withheld from distributions. If you are under age 59 1/2 when you withdraw money, an additional 10% federal tax penalty may apply on the withdrawn earnings. Certain owners of non-qualified contracts that are not individuals may be currently taxed on increases in the account value, whether distributed or not. Qualified contracts are subject to special income tax rules depending on the retirement plan or arrangement they relate to.

 7. Access to Your Money. You can generally take money out at any time during the accumulation phase. We may assess a contingent deferred sales load of up to 8% of a purchase payment, but no contingent deferred sales load will be assessed on money that has been in the contract for seven years or longer. In certain cases, if you elect the Living Benefits Rider when you purchase the contract, the contingent deferred sales load may be waived if you are in a hospital or nursing home for a long period or, in some states, if you are diagnosed with a terminal illness, or if you are receiving medically required in-home care. In such cases, if the contingent deferred sales load is waived, any credit less than 12 months old will be forfeited.

     Subject to certain conditions, each contract year you may withdraw the greater of accumulated earnings or 10% of purchase payments received less than seven years old as of the last contract anniversary without incurring a contingent deferred sales load. Additionally, at any time you can withdraw accumulated earnings on your purchase payments not previously withdrawn without incurring such sales load. Withdrawals from qualified contracts may be subject to severe restrictions and, in certain circumstances, prohibited.


You may have to pay income taxes on amounts you withdraw and there may also be a 10% tax penalty if you make withdrawals before you are 59 1/2 years old.


If you withdraw money from a guarantee period prematurely, you may forfeit some of the interest that you earned, but you will always receive the principal you allocated to the guarantee period plus 3% interest, less any contingent deferred sales load that may apply.

8. Past Investment Performance. The value of the money you allocate to the portfolios will go up or down, depending on the investment performance of the portfolios you select. The following chart shows the adjusted past investment performance on a year-by-year basis for each portfolio. These figures have already been reduced by the insurance charges, the account fee, the advisory fee and all the expenses of the portfolios. These figures do not include the contingent deferred sales load, the fees for the optional Riders, any transfer fees or premium taxes, which would reduce performance if applied. The credit we add to the account value is not included in these figures.


Past performance is no guarantee of future performance or earnings.

                                                                         CALENDAR YEAR
                                           ----------------------------------------------------------------
SUB-ACCOUNT                                    1998         1997          1996        1995        1994
                                           ----------------------------------------------------------------
-------------------------------------------

Alger American Income & Growth                30.55%       34.37%        17.98%      33.23%      -9.59%
Alliance VPF Growth & Income                  19.20%       26.98%        22.34%      33.96%      -1.85%
Alliance VPF Premier Growth                   45.93%       31.98%        20.97%      42.82%      -4.34%
Dreyfus VIF Capital Appreciation              28.36%       26.29%        23.78%      31.65%       1.57%
Dreyfus VIF Small Cap                         -4.80%       15.10%        14.94%      27.56%       6.22%
Janus Aspen Series Balanced                   32.42%       20.38%        14.54%      23.03%      -0.59%
Janus Aspen Series Worldwide Growth           27.13%       20.43%        27.22%      25.58%       0.09%
MFS VIT Emerging Growth                       32.38%       20.11%        15.36%        NA          NA
MFS VIT Growth with Income                    20.62%       27.96%        22.69%        NA          NA
MFS VIT Research                              21.59%       18.64%        20.60%        NA          NA
MSDW UF Fixed Income                          6.39%          NA            NA          NA          NA
MSDW UF High Yield                            3.33%          NA            NA          NA          NA
MSDW UF International Magnum                  7.44%          NA            NA          NA          NA
OCC Accumulation Trust Managed                5.62%        20.57%        21.03%      43.52%       1.16%
OCC Accumulation Trust Small Cap             -10.32%       20.52%        17.03%      13.60%      -2.42%
Transamerica VIF Growth                       41.29%       44.45%        26.00%      51.34%       6.10%
Transamerica VIF Money Market                   NA           NA            NA          NA          NA

-----------------------------------------------------------------------------------------------------------

                                           ----------------------------------------------------------------
SUB-ACCOUNT                                    1993         1992          1991        1990        1989
                                           ----------------------------------------------------------------
-------------------------------------------

Alger American Income & Growth                8.78%         7.09%        21.77%      -1.15%       5.88%
Alliance VPF Growth & Income                  10.11%        6.40%          NA          NA          NA
Alliance VPF Premier Growth                   11.03%         NA            NA          NA          NA
Dreyfus VIF Capital Appreciation                NA           NA            NA          NA          NA
Dreyfus VIF Small Cap                         65.82%       69.04%       156.16%        NA          NA
Janus Aspen Series Balanced                     NA           NA            NA          NA          NA
Janus Aspen Series Worldwide Growth             NA           NA            NA          NA          NA
MFS VIT Emerging Growth                         NA           NA            NA          NA          NA
MFS VIT Growth with Income                      NA           NA            NA          NA          NA
MFS VIT Research                                NA           NA            NA          NA          NA
MSDW UF Fixed Income                            NA           NA            NA          NA          NA
MSDW UF High Yield                              NA           NA            NA          NA          NA
MSDW UF International Magnum                    NA           NA            NA          NA          NA
OCC Accumulation Trust Managed                8.82%        16.96%        43.94%      -5.01%      30.69%
OCC Accumulation Trust Small Cap              17.82%       19.77%        46.05%      -11.06%     16.68%
Transamerica VIF Growth                       20.98%       12.19%        39.32%      -12.05%     32.24%
Transamerica VIF Money Market                   NA           NA            NA          NA          NA

-----------------------------------------------------------------------------------------------------------

9. Death Benefit. If you or your joint owner die during the accumulation phase, a death benefit will be paid to your beneficiary.


If neither you nor your joint owner die before either of you turn 80, the annuity death benefit will be the greater of: (1) the contract's account value reduced by any credits less than 12 months old; or (2) the sum of all purchase payments less withdrawals, applicable contingent deferred sales load and applicable premium taxes. If death occurs after your or your joint owner's 80th birthday, the annuity death benefit is equal to the contract's account value reduced by any credits less than 12 months old.

If you elect the Guaranteed Minimum Death Benefit Rider, the annuity death benefit will be as described below. If you or your joint owner die before either of you turn 85, the annuity death benefit will be the greatest of three amounts:
(1) the account value; (2) the sum of all purchase payments less all or a portion of withdrawals taken and applicable contingent deferred sales load and premium tax charges; or (3) the highest account value on any contract anniversary prior to the earlier of your or your joint owner's 85th birthday, plus purchase payments made, less all or a portion withdrawals taken and applicable contingent deferred sales load and premium tax charges since that contract anniversary. If death occurs after the earlier of your or your joint owner's 85th birthday, the annuity death benefit will be the greater of two amounts: (1) the account value; or (2) the highest account value on any contract anniversary prior to the earlier of your or your joint owner's 85th birthday, plus purchase payments made, less all or a portion of withdrawals taken, applicable contingent deferred sales load and premium tax charges since that contract anniversary.

The Additional Death Benefit Rider is optional. You may elect either a 28% or 40% benefit percentage. The death benefit payable will be increased by an amount equal to either 28% or 40% of the excess, if any, of (a) over (b) as of the last contract anniversary, where: (a) is the annuity death benefit otherwise payable; and (b) is the adjusted purchase payments.

This benefit terminates on the later of: (a) the date settlement option payments begin; (b) the oldest insured's 80th birthday; or (c) the 20th contract anniversary, but in no event later than the oldest insured's 85th birthday.

If death does not occur before the benefit terminates, or if the owner cancels the Additional Death Benefit Rider while it is in effect, the owner may receive its cash values, if any, determined according to the laws and regulations of the jurisdiction in which the contract is delivered.


10. Other Information. The Transamerica Catalyst Variable Annuity offers other features you might be interested in. Some of these features are as follows:

Free Look. After you get your contract, you have 10 days to look it over and decide if it is really right for you (this period may be longer in certain states). If you decide not to keep the contract, you can cancel it during this period by delivering a written notice of cancellation and returning the contract to the Service Center at the address listed in item 11 below. Unless otherwise required by law, we will refund the purchase payments allocated to any general account option (less any withdrawals) plus the value in the variable account as of the date the written notice and the contract are received by our Service Center.

Telephone Transfers. You can generally arrange to transfer money between the investments in your contract by telephone.


Dollar Cost Averaging. You can instruct us to transfer money automatically from either the money market sub-account or the fixed account to any of the other variable sub-accounts each month. This is intended to give you a lower average cost per share or unit than a single one time investment.

Automatic Asset Rebalancing Option. The performance of each sub-account may cause the allocation of value among the sub-accounts to change. You may instruct us to rebalance the amounts in the sub-accounts periodically by automatically reallocating amounts among them.


Systematic Withdrawal Option. You can arrange to have us send you money automatically each month out of your contract, during the accumulation phase. There are limits on the amounts, and the payments may be taxable, and, prior to age 59 1/2, subject to the penalty tax. If the total amount of withdrawals (including systematic withdrawals) made in a contract year exceed the allowed amount to be withdrawn without a charge for that year, any applicable contingent deferred sales load will then apply.

Automatic Payout Option. For qualified contracts, many pension and retirement plans require that minimum amounts be distributed from the plan at certain ages. You can arrange to have such amounts distributed automatically during the accumulation phase.


Living Benefits Rider. If you elect this option, we will waive the applicable contingent deferred sales load if you or the joint owner: (a) receive extended medical care in a qualifying institution for at least 60 consecutive days; (b) receive medically required hospice or in-home care for at least 60 consecutive days, (c) are diagnosed as terminally ill after the first contract year and are reasonably expected to die within 12 months.

Guaranteed Minimum Death Benefit Rider. The optional Rider, if elected, provides that if you or the joint owner dies, a Guaranteed Minimum Death Benefit will be paid. If death occurs before the owner's 85th birthday, the Guaranteed Minimum Death Benefit is the greatest of: (a) the account value; (b) the sum of all purchase payments less withdrawals taken and applicable premium tax charges; or
(c) the highest account value on any contract anniversary plus purchase payments made, less withdrawals taken and premium tax charges since that contract anniversary. If death occurs after the owner's 85th birthday, the Guaranteed Minimum Death Benefit is the greatest of: (a) the account value; or (b) the highest account value on any contract anniversary before either owner's 85th birthday, plus purchase payments made, less withdrawals taken and premium tax charges since that contract anniversary.

Additional Death Benefit Rider. This optional Rider, if elected, provides that if the oldest insured dies before: (a) the date settlement option payments begin; (b) attaining age 80; or (c) the 20th contract anniversary, but in no event later than the oldest insured's 85th birthday, the death benefit payable will be increased by an amount equal to 28% or 40% of the excess, if any, of (a) over (b) as of the last contract anniversary, where: (a) is the annuity death benefit otherwise payable; and (b) is the adjusted purchase payments.


These features may not be available in all states and may not be suitable for your particular situation.

11. Inquiries. If you need further information or have any questions about the contract, please write or call:

                       Transamerica Annuity Service Center
                        401 North Tryon Street, Suite 700
                         Charlotte, North Carolina 28202
                                  800-420-7749

                                                         2
                               PROSPECTUS FOR THE


                TRANSAMERICA SERIESSM CATALYSTSM VARIABLE ANNUITY

                  A Flexible Premium Deferred Variable Annuity

                                    Issued By

                           Transamerica Life Insurance
                                       and
                                 Annuity Company

              Offering 17 Sub-Accounts within the Variable Account
                       Designated as Separate Account VA-6

                                 In Addition to:

                                 A Fixed Account
                                        &
                           A Guarantee Period Account


                     Portfolios Associated with Sub-Accounts
        Alger American Income and Growth
         Alliance VPF Growth and Income
           Alliance VPF Premier Growth
        Dreyfus VIF Capital Appreciation
              Dreyfus VIF Small Cap
           Janus Aspen Series Balanced
       Janus Aspen Series Worldwide Growth
             MFS VIT Emerging Growth
           MFS VIT Growth with Income
                MFS VIT Research
              MSDW UF Fixed Income
               MSDW UF High Yield
          MSDW UF International Magnum
         OCC Accumulation Trust Managed
        OCC Accumulation Trust Small Cap
             Transamerica VIF Growth
          Transamerica VIF Money Market

      This prospectus contains
     information you should
     know before investing.

      Please keep this prospectus
     for future reference.










      You can obtain more information about
     the contract by requesting a copy of the Statement of Additional Information (SAI) dated September 1, 1999. The SAI is available free by writing to Transamerica
     Life Insurance and Annuity Company,
     Annuity Service Center,
     401 N. Tryon St., Suite 700,
     Charlotte, NC 28202 or
     by calling 800-420-7749.


     The current SAI has been filed with the
     Securities and Exchange Commission and is incorporated by reference into this prospectus. The table of contents of the SAI is included at the end of this prospectus.

      The SEC's web site is
          http://www.sec.gov
      Transamerica's web site is
           http://www.transamerica.com










                                September 7, 1999

                                TABLE OF CONTENTS


SUMMARY.....................................................................................................5
TRANSAMERICA LIFE INSURANCE AND ANNUITY COMPANY AND THE VARIABLE ACCOUNT...................................15
         Transamerica Life Insurance and Annuity Company...................................................15
         Published Ratings.................................................................................15
         Insurance Marketplace Standards Association.......................................................15
         The Variable Account..............................................................................16

THE PORTFOLIOS.............................................................................................16


         Portfolios Not Publicly Available.................................................................16
         Addition, Deletion, or Substitution...............................................................16
THE CONTRACT...............................................................................................21
         Ownership.........................................................................................21
PURCHASE PAYMENTS..........................................................................................21
         Allocation of Purchase Payments...................................................................22
         Free Look Option..................................................................................22
         Investment Option Limit...........................................................................22
         How Credits Are Applied...........................................................................23
ACCOUNT VALUE..............................................................................................23
         How Variable Accumulation Units Are Valued........................................................24
TRANSFERS..................................................................................................24
         Before the Annuity Date...........................................................................24
         Telephone Transfers...............................................................................25
         Other Restrictions................................................................................25
         Dollar Cost Averaging.............................................................................25
         Eligibility Requirement for Dollar Cost Averaging ................................................26
         Special Dollar Cost Averaging Option..............................................................26
         Automatic Asset Rebalancing.......................................................................26
         After the Annuity Date............................................................................26
CASH WITHDRAWALS...........................................................................................27
         Systematic Withdrawal Option......................................................................27
         Automatic Payment Option (APO)....................................................................28
ANNUITY DEATH BENEFIT......................................................................................29
         Guaranteed Minimum Death Benefit Rider............................................................29
         Ownership Changes.................................................................................29
         Payment of Death Benefit..........................................................................30
         Designation of Beneficiaries......................................................................30
         Death of Owner of Joint Owner Before Annuity Date.................................................30
         If Annuitant Dies Before Annuity Date.............................................................31
         Death After Annuity Date..........................................................................31
         Survival Provision................................................................................31
ADDITIONAL DEATH BENEFIT RIDER...............................................................................
         Ownership Changes...................................................................................
         Payment of Additional Death Benefit.................................................................
         If the Insured Dies.................................................................................
CHARGES, FEES AND DEDUCTIONS...............................................................................31
         Contingent Deferred Sales Load/Surrender Charge...................................................31
         Free Withdrawal - Allowed Amount..................................................................32
         Free Withdrawal - Living Benefits Rider...........................................................32
         Other Free Withdrawals............................................................................32
         Administrative Charges............................................................................33
         Mortality and Expense Risk Charge.................................................................33
         Living Benefits Rider Fee.........................................................................34
         Guaranteed Minimum Death Benefit Rider Fee .......................................................34
         Additional Death Benefit Rider Premium..............................................................
         Premium Tax Charges...............................................................................34
         Transfer Fee......................................................................................34
         Option and Service Fees...........................................................................35
35       Taxes
         Portfolio Expenses................................................................................35
         Interest Adjustment...............................................................................35
         Sales in Special Situations.......................................................................35
DISTRIBUTION OF THE CONTRACT...............................................................................35
SETTLEMENT OPTION PAYMENTS.................................................................................36
         Annuity Date......................................................................................36
         Settlement Option Payments........................................................................36
         Election of Settlement Option Forms and Payment Options...........................................36
         Payment Options...................................................................................36
         Fixed Payment Option..............................................................................37
         Variable Payment Option...........................................................................37
         Settlement Option Forms...........................................................................37
FEDERAL TAX MATTERS........................................................................................38
         Introduction......................................................................................38
         Purchase Payments.................................................................................38
         Taxation of Annuities.............................................................................38
         Qualified Contracts...............................................................................41
         Contracts Purchased by Nonresident Aliens and Foreign Corporations................................43
         Taxation of Transamerica .........................................................................43
         Tax Status of Contract............................................................................43
         Possible Changes in Taxation......................................................................45
         Other Tax Consequences............................................................................45
PERFORMANCE DATA...........................................................................................45
YEAR 2000 ISSUE............................................................................................46
LEGAL PROCEEDINGS..........................................................................................47
LEGAL MATTERS..............................................................................................47
ACCOUNTANTS AND FINANCIAL STATEMENTS.......................................................................47
VOTING RIGHTS..............................................................................................47
AVAILABLE INFORMATION......................................................................................48
STATEMENT OF ADDITIONAL INFORMATION - TABLE OF CONTENTS....................................................49
APPENDIX A ................................................................................................50
         The General Account Options.......................................................................50
         The Fixed Account ................................................................................50
         The Guarantee Period Account .....................................................................51
APPENDIX B.................................................................................................54
         Example of Variable Accumulation Unit Value Calculations..........................................54
         Example of Variable Annuity Unit Value Calculations...............................................54
         Example of Variable Annuity Payment Calculations..................................................54
APPENDIX C.................................................................................................55
         Condensed Financial Information...................................................................55
56PENDIX D........
         Definitions.......................................................................................56
APPENDIX E.................................................................................................58
         Disclosure Statement for Individual Retirement Annuities..........................................58



SUMMARY

The Contract


The Transamerica SeriesSM Transamerica CatalystSM Variable Annuity is a flexible purchase payment deferred annuity. It is designed to aid:


      your long-term financial planning needs; and

      your long-term retirement needs

The contract may be used in connection with a retirement plan which qualifies as:

      a retirement program under Section 403(b), 408 or 408A of the Code;

               with various types of qualified pension and profit sharing plans under Section 401 of the Code; or

      with non-qualified plans.

Some qualified contracts may not be available in all states or in all situations.

The contract is issued by Transamerica Life Insurance and Annuity Company, an indirect wholly-owned subsidiary of Transamerica Corporation.

The principal office for Transamerica Life Insurance and Annuity Company is:

                             401 North Tryon Street
                            Charlotte, North Carolina
                                      28202

We will issue the contract as:

      a certificate under a group annuity contract in some states; and

      as an individual annuity contract in other states.

The term contract as used in this prospectus refers to either:

      the individual annuity contract; or

      to a certificate issued under a group annuity contract.



The term owner and you refer to:


      the owner or owners of the individual contract; or

      the owner or owners of the certificate.

We will establish and maintain an account for each contract. Each owner will receive either:

      an individual annuity contract; or

      a certificate evidencing the owner's coverage under a group annuity contract.

The contract provides that the account value, after certain adjustments, will be applied to a settlement option on a future date you select. This date will be the annuity date.

You may allocate all or portions of your purchase payments to:

      one or more variable sub-accounts; or

      the general account options.

At the time of each purchase payment we will add a credit to your account value in an amount equal to a percentage of each purchase payment.


Sub-Account Values Will Vary According to Investment Experience. The account value before the annuity date, except for amounts in the general account options, will vary depending on the investment experience of each of the variable sub-accounts selected by you as the owner. All benefits and values provided under the contract, when based on the investment experience of the variable account, are variable and are not guaranteed as to dollar amount. Therefore, before the annuity date, you bear the entire investment risk under the contract for amounts allocated to the variable account.


There is no guaranteed or minimum cash surrender value on amounts allocated to the variable account, so the proceeds of a surrender could be less than the amount invested.


The initial purchase payment for each contract must be at least $5,000, or, if for contributory IRAs, SEP/IRAs and Roth IRAs, $2,000. Generally each additional purchase payment must be at least $200, unless an automatic purchase payment plan is selected. See Purchase Payments on page 21.

The Variable Account

The variable account is a separate account, designated Separate Account VA-6, that is subdivided into variable sub-accounts. Assets of each variable sub-account are invested in a specified mutual fund portfolio. The variable sub-accounts currently available for investment are:


Alger American Income & Growth Alliance VPF Growth & Income Alliance VPF Premier Growth Dreyfus VIF Capital Appreciation Dreyfus VIF Small Cap Janus Aspen Series Balanced Janus Aspen Series Worldwide Growth MFS VIT Emerging Growth MFS VIT Growth with Income MFS VIT Research MSDW UF Fixed Income MSDW UF High Yield MSDW UF International Magnum OCC Accumulation Trust Managed OCC Accumulation Trust Small Cap Transamerica VIF Growth Portfolio Transamerica VIF Money Market


The portfolios pay their investment advisers and administrators certain fees charged against the assets of each portfolio. The variable accumulated value, if any, of a contract and the amount of any variable settlement option payments will vary to reflect the investment performance of the variable sub-accounts to which amounts have been allocated. Additionally, applicable charges are deducted. For more information see Charges, Fees and Deductions on page 31, The Portfolios on page 16, and the accompanying portfolio prospectuses.


Variable Account Fee Table

The purpose of this table is to assist you in understanding the various costs and expenses that you, as the owner will bear directly and indirectly. The table reflects expenses of the variable account and the mutual fund portfolios, as well as contract expenses and the fees for the optional riders. The table assumes that the entire account value is in the variable account. You should consider the information below together with the narrative provided under the heading Charges, Fees and Deductions on page 31 of this prospectus, and with the prospectuses for the portfolios. In addition to the expenses listed below, premium tax charges may be applicable.


                                  Sales Load(1)


           Sales Load Imposed on Purchase Payments                            0%

           Maximum Contingent Deferred Sales Load(2)                          8%
           Range of Contingent Deferred Sales Load Over Time:
                                                                     Contingent Deferred
                             Years Since                                 Sales Load
                      Purchase Payment Receipt               as a percentage of purchase payment
           Less than 1 year                                                  8%
           1 year but less than 2 years                                      8%
           2 years but less than 3 years                                     7%
           3 years but less than 4 years                                     6%
           4 years but less than 5 years                                     5%
           5 years but less than 6 years                                     4%
           6 years but less 7 years                                          3%
           7 or more years                                                   0%



                                          Other Contract Expenses
           Transfer Fee, first 18 per contract year(3)                       0
           Fees For Other Services and Options(4)                            0
           Account Fee(5)                                                    $30
           Living Benefits Rider Fee, if elected(6)                          0.05%
           Guaranteed Minimum Death Benefit Rider Fee, if elected(6)         0.20%
           Additional Death Benefit Rider Premium, if elected(7)
                    28% benefit (for attained ages up to age 60)             .25%
                    28% benefit (for attained ages age 60 and over)          .28%
                    40% benefit (for attained ages up to age 60)             .36%
                    40% benefit (for attained ages age 60 and over)          .40%


                                    Variable Account Annual Expenses(8)
                             as a percentage of the variable accumulated value
           Mortality and Expense Risk Charge                                 1.20%
           Administrative Expense Charge(9)                                  0.15%
           Total Variable Account Annual Expenses                            1.35%


                               Portfolio Expenses


   as a percentage of assets after fee waiver and/or expense reimbursement(10)

                                                                                           Total Portfolio
                                                          Management          Other            Annual
     Portfolio                                               Fees           Expenses          Expenses

     Alger American Income & Growth                         0.625%           0.075%             0.70%

     Alliance VPF Growth & Income                           0.625%           0.105%             0.73%

     Alliance VPF Premier Growth                            0.97%             0.09%             1.06%

     Dreyfus VIF Capital Appreciation                       0.75%             0.06%             0.81%

     Dreyfus VIF Small Cap                                  0.75%             0.02%             0.77%

     Janus Aspen Series Balanced                            0.72%             0.02%             0.74%

     Janus Aspen Series Worldwide Growth                    0.65%             0.07%             0.72%

     MFS VIT Emerging Growth                                0.75%             0.10%             0.85%

     MFS VIT Growth with Income                             0.75%             0.13%             0.88%

     MFS VIT Research                                       0.75%             0.11%             0.86%

     MSDW UF Fixed Income                                   0.06%             0.64%             0.70%

     MSDW UF High Yield                                     0.15%             0.65%             0.80%

     MSDW UF International Magnum                           0.15%             1.00%             1.15%

     OCC Accumulation Trust Managed                         0.78%             0.04%             0.82%



     OCC Accumulation Trust Small Cap                       0.80%             0.08%             0.88%


     Transamerica VIF Growth                                0.64%             0.21%             0.85%

     Transamerica VIF Money Market                          0.00%             0.60%             0.60%

Expense information regarding the portfolios has been provided by the portfolios. In preparing the tables above and below and the examples that follow, we have relied on the figures provided by the portfolios. We have no reason to doubt the accuracy of that information, but we have not verified those figures. These figures are for the year ended December 31, 1998. Actual expenses in future years may be higher or lower than these figures.

Notes to Fee Table:

1. The contingent deferred sales load applies to each contract, regardless of how the account value is allocated between the variable account and the general account options.

2. A portion of the purchase payments may be withdrawn each contract year without imposition of any contingent deferred sales load, and after seven years, a purchase payment may be withdrawn free of any contingent deferred sales load. See Charges, Fees and Deductions on page 31.

3. A transfer fee of $10 will be imposed for each transfer in excess of 18 in a contract year.

4. We currently do not impose fees for any other services, or options. However, we reserve the right to impose a fee for various services and options including dollar cost averaging, systematic withdrawals, automatic payouts, asset allocation and asset rebalancing.

5. The current account fee is $30, or 2% of the account value, if less, per contract year. This fee will be waived for account values over $50,000. This limit may be changed in the future. The fee may be changed, but it may not exceed $60, or 2% of the account value, if less.


6. If the owner elects a rider, the rider fee will be deducted at the rate of 1/12 of the annual rate at the end of each contract month based on the account value at that time.

7. If the owner elects the Additional Death Benefit Rider, the annual premium is based on the account value as of the last contract anniversary and is withdrawn at the rate of 1/12 of the annual premium at the end of each contract month. The premiums for the Additional Death Benefit Rider are guaranteed when the rider is issued. The rates may change for future issues, but may not exceed an annual rate of 0.75% of the account value. The premium fir the Additional Death Benefit Rider is a withdrawal from the contract may be taxable.


8. The variable account annual expenses do not apply to the general account options.

9. The current annual administrative expense charge of 0.15% may be increased to no more than 0.35%.

10. From time to time, the portfolios' investment advisers, each in its own discretion, may voluntarily waive all or part of their fees and/or voluntarily assume certain portfolio expenses. The expenses shown in the Portfolio Expenses table are the expenses paid for 1998. The expenses shown in that table reflect a portfolio's adviser's waivers of fees or reimbursement of expenses, if applicable. It is anticipated that such waivers or reimbursements will continue for calendar year 1999. Without such waivers or reimbursements, the annual expenses for 1998 for certain portfolios would have been, as a percentage of assets, as follows:

                                                       Management         Other        Total Portfolio
                                                           Fee           Expenses      Annual Expense
       Alliance VPF Premier Growth                        1.00             0.09             1.09
       Janus Aspen Series Worldwide Growth                0.67             0.07             0.74
       MSDW UF Fixed Income                               0.40             0.64             1.04
       MSDW UF High Yield                                 0.50             0.65             1.15
       MSDW UF International Magnum                       0.80             1.00             1.80
       Transamerica VIF Growth                            0.75             0.21             0.96
       Transamerica VIF Money Market                      0.35             2.68             3.03

Examples

The following tables show the total expenses an owner would incur in various situations assuming a $1,000 investment and a 5% annual return on assets.

These examples assume an average account value of $40,000 and, therefore, a deduction of 0.075% has been made to reflect the $30 account fee, and a 3.25% credit added to the $1000 purchase payment. These examples also assume that all amounts were allocated to the variable sub-account indicated. These examples also assume that no transfer fees or other option or service fees or premium tax charges have been assessed. Premium tax charges may be applicable. See Premium Tax Charges on page 34.


Examples 1 through 3 show expenses for contracts without the optional Riders based on fee waivers and reimbursements for the portfolios for 1998. There is no guarantee that any fee waivers or expense reimbursements will continue in the future. For annuitizations before the first contract anniversary, and for annuitizations under a form that does not include life contingencies, the contingent deferred sales load may apply. The Year 1 column in expense example 3 illustrates this occurrence.


An owner would pay the following expenses on a $1,000 investment, assuming a 5% annual return on assets:

Example 1: If the owner surrenders the contract at the end of the applicable time period:

                                                       ------------------------------------------------
                                                         1 Year      3 Years     5 Years    10 Years
                                                       ------------------------------------------------
      -------------------------------------------------

      Alger American Income & Growth                       $94        $132        $163        $254
      Alliance VPF Growth & Income                         $95        $133        $164        $257
      Alliance VPF Premier Growth                          $98        $143        $182        $291
      Dreyfus VIF Capital Appreciation                     $95        $135        $169        $265
      Dreyfus VIF Small Cap                                $95        $134        $167        $261
      Janus Aspen Series Balanced                          $95        $133        $165        $258
      Janus Aspen Series Worldwide Growth                  $94        $132        $164        $256
      MFS VIT Emerging Growth                              $96        $136        $171        $270
      MFS VIT Growth with Income                           $96        $137        $172        $273
      MFS VIT Research                                     $96        $137        $177        $271
      MSDW UF Fixed Income                                 $94        $132        $163        $254
      MSDW UF High Yield                                   $95        $135        $168        $264
      MSDW UF International Magnum                         $99        $146        $186        $300
      OCC Accumulation Trust Managed                       $95        $135        $169        $266
      OCC Accumulation Trust Small Cap                     $96        $137        $172        $273
      Transamerica VIF Growth                              $96        $136        $171        $270
      Transamerica VIF Money Market                        $93        $129        $158        $243

      -------------------------------------------------------------------------------------------------













Example 2: If the owner does not surrender and does not annuitize the contract:

                                                       ------------------------------------------------
                                                         1 Year      3 Years    5 Years     10 Years
                                                       ------------------------------------------------
      -------------------------------------------------

      Alger American Income & Growth                       $22         $69        $118        $254
      Alliance VPF Growth & Income                         $23         $70        $119        $257
      Alliance VPF Premier Growth                          $26         $80        $137        $291
      Dreyfus VIF Capital Appreciation                     $23         $72        $124        $265
      Dreyfus VIF Small Cap                                $23         $71        $122        $261
      Janus Aspen Series Balanced                          $23         $70        $120        $258
      Janus Aspen Series Worldwide Growth                  $22         $69        $119        $256
      MFS VIT Emerging Growth                              $24         $73        $126        $270
      MFS VIT Growth with Income                           $24         $74        $127        $273
      MFS VIT Research                                     $24         $74        $126        $271
      MSDW UF Fixed Income                                 $22         $69        $118        $254
      MSDW UF High Yield                                   $23         $72        $123        $264
      MSDW UF International Magnum                         $27         $83        $141        $300
      OCC Accumulation Trust Managed                       $23         $72        $124        $266
      OCC Accumulation Trust Small Cap                     $24         $74        $127        $273
      Transamerica VIF Growth                              $24         $73        $126        $270
      Transamerica VIF Money Market                        $21         $66        $113        $243

      -------------------------------------------------------------------------------------------------

Example 3: If the owner elects to annuitize at the end of the applicable period under a Settlement Option with life contingencies:

                                                       ------------------------------------------------
                                                         1 Year      3 Years     5 Years    10 Years
                                                       ------------------------------------------------
      -------------------------------------------------

      Alger American Income & Growth                       $94         $69        $118        $254
      Alliance VPF Growth & Income                         $95         $70        $119        $257
      Alliance VPF Premier Growth                          $98         $80        $137        $291
      Dreyfus VIF Capital Appreciation                     $95         $72        $124        $265
      Dreyfus VIF Small Cap                                $95         $71        $122        $261
      Janus Aspen Series Balanced                          $95         $70        $120        $258
      Janus Aspen Series Worldwide Growth                  $94         $69        $119        $256
      MFS VIT Emerging Growth                              $96         $73        $126        $270
      MFS VIT Growth with Income                           $97         $74        $127        $273
      MFS VIT Research                                     $96         $74        $126        $271
      MSDW UF Fixed Income                                 $94         $69        $118        $254
      MSDW UF High Yield                                   $95         $72        $123        $264
      MSDW UF International Magnum                         $99         $83        $141        $300
      OCC Accumulation Trust Managed                       $95         $72        $124        $266
      OCC Accumulation Trust Small Cap                     $96         $74        $127        $273
      Transamerica VIF Growth                              $96         $73        $126        $270
      Transamerica VIF Money Market                        $93         $66        $113        $243

      -------------------------------------------------------------------------------------------------






Examples  4 through 6 show  expenses  for  contracts  with the  optional  Living
Benefits  Rider,  Guaranteed  Minimum Death Benefit Rider and  Additional  Death
Benefit Rider based on the fee waivers and reimbursements for the portfolios for 1998. For the Additional Death Benefit Rider, the examples reflect the current maximum premium of 0.40% of account value per contract year. There is no guarantee that fee waivers or expense reimbursements will continue in the future. For annuitizations before the first contract anniversary and for annuitizations under a form that does not include life contingencies, a contingent deferred sales load may apply. The Year 1 column in expense example 6 illustrates this occurrence.

An owner would pay the following expenses on a $1,000 investment, assuming a 5% annual return on assets:

  Example 4: If the owner surrenders the contract at the end of the applicable time period:


                                                       -----------------------------------------------------
                                                          1 Year       3 Years      5 Years      10 Years
                                                       -----------------------------------------------------
      -------------------------------------------------

      Alger American Income & Growth                        $97         $140         $176          $280
      Alliance VPF Growth & Income                          $97         $140         $177          $283
      Alliance VPF Premier Growth                          $101         $151         $194          $317
      Dreyfus VIF Capital Appreciation                      $98         $143         $182          $291
      Dreyfus VIF Small Cap                                 $96         $142         $180          $287
      Janus Aspen Series Balanced                           $97         $141         $178          $284
      Janus Aspen Series Worldwide Growth                   $97         $140         $177          $282
      MFS VIT Emerging Growth                               $98         $144         $184          $295
      MFS VIT Growth with Income                            $99         $145         $185          $298
      MFS VIT Research                                      $98         $144         $184          $296
      MSDW UF Fixed Income                                  $97         $140         $176          $280
      MSDW UF High Yield                                    $98         $143         $181          $290
      MSDW UF International Magnum                         $101         $153         $199          $325
      OCC Accumulation Trust Managed                        $98         $143         $182          $292
      OCC Accumulation Trust Small Cap                      $99         $145         $185          $298
      Transamerica VIF Growth                               $98         $144         $184          $295
      Transamerica VIF Money Market                         $96         $136         $171          $270

      ------------------------------------------------------------------------------------------------------






















Example 5: If the owner does not surrender and does not annuitize the contract:

                                                       -----------------------------------------------------
                                                          1 Year       3 Years      5 Years      10 Years
                                                       -----------------------------------------------------
      -------------------------------------------------

      Alger American Income & Growth                        $25          $77         $131          $280
      Alliance VPF Growth & Income                          $25          $77         $132          $283
      Alliance VPF Premier Growth                           $29          $88         $149          $317
      Dreyfus VIF Capital Appreciation                      $26          $80         $137          $291
      Dreyfus VIF Small Cap                                 $26          $79         $135          $287
      Janus Aspen Series Balanced                           $25          $78         $133          $284
      Janus Aspen Series Worldwide Growth                   $25          $77         $132          $282
      MFS VIT Emerging Growth                               $26          $81         $139          $295
      MFS VIT Growth with Income                            $27          $82         $140          $298
      MFS VIT Research                                      $26          $81         $139          $296
      MSDW UF Fixed Income                                  $25          $77         $131          $280
      MSDW UF High Yield                                    $26          $80         $136          $290
      MSDW UF International Magnum                          $29          $90         $154          $325
      OCC Accumulation Trust Managed                        $26          $80         $137          $292
      OCC Accumulation Trust Small Cap                      $27          $82         $140          $298
      Transamerica VIF Growth                               $26          $81         $139          $295
      Transamerica VIF Money Market                         $24          $73         $126          $270

      ------------------------------------------------------------------------------------------------------

Example 6: If the owner elects to annuitize at the end of the applicable period under a Settlement Option with life contingencies:

                                                       -----------------------------------------------------
                                                          1 Year       3 Years      5 Years      10 Years
                                                       -----------------------------------------------------
      -------------------------------------------------

      Alger American Income & Growth                        $97          $77         $131          $280
      Alliance VPF Growth & Income                          $97          $77         $132          $283
      Alliance VPF Premier Growth                          $101          $88         $149          $317
      Dreyfus VIF Capital Appreciation                      $98          $80         $137          $291
      Dreyfus VIF Small Cap                                 $98          $79         $135          $287
      Janus Aspen Series Balanced                           $97          $78         $133          $284
      Janus Aspen Series Worldwide Growth                   $97          $77         $132          $282
      MFS VIT Emerging Growth                               $98          $81         $139          $295
      MFS VIT Growth with Income                            $99          $82         $140          $298
      MFS VIT Research                                      $98          $81         $139          $296
      MSDW UF Fixed Income                                  $97          $77         $131          $280
      MSDW UF High Yield                                    $98          $80         $136          $290
      MSDW UF International Magnum                         $101          $90         $154          $325
      OCC Accumulation Trust Managed                        $98          $80         $137          $292
      OCC Accumulation Trust Small Cap                      $99          $82         $140          $298
      Transamerica VIF Growth                               $98          $81         $139          $295
      Transamerica VIF Money Market                         $96          $73         $126          $270

      ------------------------------------------------------------------------------------------------------

These examples should not be considered representations of past or future expenses. Actual expenses paid may be greater or less than those shown, subject to the guarantees in the contract. The assumed 5% annual rate of return is hypothetical and should not be considered a representation of past or future annual returns, which may be greater or less than this assumed rate. 61

61Condensed Financial Information

You will find condensed financial information on each sub-account in Appendix C on page 55. You will find the full financial statements and reports of independent auditors for the variable account in the Statement of Additional Information.

General Account Options

There are two types of general account options:

      the fixed account; and

      the guarantee period account.

The amounts in the fixed account will be credited interest at a rate of not less than 3% annually. We may credit interest at a rate in excess of 3% at our discretion for any class. Each interest rate will be guaranteed to be credited for at least 12 months.

The other general account option, the guarantee period account, provides specified rates of interest for specified terms, currently three, five and seven years. These rates are subject to interest adjustments on early withdrawals or transfers which, if applicable, could reduce the interest credited to the 3% minimum rate.

The general account options are not available in all states. Refer to the contract for limitations.

Investment Options Limit

Currently, you may not elect more than a total of 18 investment options over the life of the contract. Investment options include variable sub-accounts and general account options.

Transfers Before the Annuity Date


Before  the  annuity  date,  you  may  transfer   values  between  the  variable
sub-accounts and the general account options. For transfers after the annuity date, see After the Annuity Date on page 26.

Transfers out of the fixed account are restricted to four per contract year and to a limited percentage of the fixed account value. We may allow more frequent transfers under certain services and options, for example, dollar cost averaging. Transfers out of a guarantee period before the end of the term may be subject to an interest adjustment which may reduce interest credited to the 3% minimum rate.

We currently impose a transfer fee of $10 for each transfer in excess of 18 made during the same contract year.

Withdrawals


You may withdraw all or part of the cash surrender value, other than from the Additional Death Benefit Rider, on or before the annuity date. The cash surrender value of your contract, other than from the Additional Death Benefit Rider, is the account value less any account fee, interest adjustment, contingent deferred sales load and premium tax charges. The account fee generally will be deducted on a full surrender of a contract if the account value is then less than $50,000. We may delay payment of any withdrawal from the general account options for up to six months.

Withdrawals may be taxable and subject to withholding and a penalty tax. This includes the withdrawal of Additional Death Benefit Rider premiums. Withdrawals from qualified contracts may be subject to severe restrictions and, in certain circumstances, prohibited. See Federal Tax Matters on page 38.


Contingent Deferred Sales Load/
Surrender Charge


We do not deduct a sales charge when purchase payments are made, although premium tax charges may be deducted. However, if any part of the account value is withdrawn, we may deduct a contingent deferred sales load, or surrender charge, of up to 8% of purchase payments. After we have held a purchase payment for seven years, you may withdraw it without charge. See Contingent Deferred Sales Load/Surrender Charge on page 31.

We do not assess the contingent deferred sales load on payment of death benefits, withdrawal of premiums for the Additional Death Benefit Rider, on transfers within the contract, or on certain annuitizations.


In most states, you may elect, for an extra charge, an optional Living Benefits Rider. It provides that we will waive the contingent deferred sales load in certain circumstances.


Also, beginning 30 days from the contract effective date, or at the end of the free look period if it ends later, you may withdraw any portion of the allowed amount each contract year without imposition of any contingent deferred sales load/surrender charge. The allowed amount for each contract year is equal to the greater of 10% of purchase payments received during the last seven years determined on the last contract anniversary, and accumulated earnings not previously withdrawn, less any withdrawals already taken that contract year.

All purchase payments not previously withdrawn that have been held at least seven years are not subject to a contingent deferred sales load. In addition, accumulated earnings, if any, in the account value are always available as the allowed amount. In calculating the contingent deferred sales load, we will consider withdrawals to be taken first from earnings and any credits, then from purchase payments on a first in/first out basis.


Other Charges and Deductions

We deduct:

a mortality and expense risk charge of 1.20% annually of the assets in the variable account;


assets. The administrative expense charge may change, but we guarantee it won't exceed a maximum effective annual rate of 0.35%; and

an account fee of currently $30, or 2% of the account value, if less, at the end of each contract year and upon surrender. This fee may change, but we guarantee that it won't exceed the lesser of $60, or 2% of the account value, per contract year. If the account value is more than $50,000 on the last business day of a contract year, or as of the date the contract is surrendered, we will waive the account fee for that year.

After the annuity date, we will deduct the annual annuity fee of $30 in equal installments from each periodic payment under the variable payment option.


For each transfer in excess of 18 during a contract year, we will impose a transfer fee of $10. See Transfer Fee on page 34.


We do not currently deduct charges for premium taxes, including retaliatory premium taxes, except for annuitizations. But we could impose such charges in some jurisdictions. Depending on the applicability of such taxes, we could deduct the charges from purchase payments, from amounts withdrawn, and/or upon annuitization. See Premium Tax Charges on page 34.

In addition, amounts withdrawn or transferred out of a guarantee period account prior to the end of its term may be subject to an interest adjustment.


Living Benefits Rider. If you elect the Living Benefits Rider, we will deduct a fee of 1/12 of 0.05% of the account value at the end of each contract month. The rate is 1/12 times 0.05% times the account value. The Living Benefit Rider is not available in all states, or may be called a Waiver of Contingent Deferred Sales Load Rider.

Guaranteed Minimum Death Benefit. If you elect the Guaranteed Minimum Death Benefit, or GMDB, Rider, we will deduct a fee of 1/12 of 0.20% of the account value at the end of each contract month. You may only elect this Rider before the contract effective date. It cannot be reinstated if cancelled. It may not be available in all states.

Additional Death Benefit Rider. If you elect the Additional Death Benefit Rider, the annual premium is based on the account value as of the last contract anniversary and is determined by the benefit level you elect. For the 28% benefit, the current annual premium is:

      0.25% of the account value for attained ages before age 60; and

      0.28% of the account value for attained ages 60 and over.

For the 40% benefit, the current annual premium is:

      0.36% of the account value for attained ages before age 60; and

      0.40% of the of the account value for attained ages 60 and over.

We will withdraw 1/12 of the annual premium at the end of each contract month during the contract year.

These annual premiums are guaranteed when the Rider is issued. The premiums may change for future issues, but we guarantee that they won't exceed 0.75% of the account value per contract year.

We do not impose a contingent deferred sales load on the withdrawal of premiums for this Rider.

You may elect this Rider only before the contract effective date. It cannot be reinstated if cancelled. It may not be available in all states.

Currently, we do not deduct fees for any other services or options under the contract. However, we do reserve the right to impose fees to cover processing for certain services and options in the future. This may include dollar cost averaging, systematic withdrawals, automatic payouts, asset allocation and automatic asset rebalancing.

Other Services or Options

Currently, we do not deduct fees for any other services or options under the contract. However, we reserve the right to impose fees to cover processing for certain services and options in the future. This may include dollar cost averaging, systematic withdrawals, automatic payouts, asset allocation and automatic asset rebalancing.

Settlement Option Payments


Settlement option payments will be made either on a fixed basis or a variable basis or a combination of a fixed and variable basis, as you select. You have flexibility in choosing the annuity date, but it may generally not be a date later than an annuitant's 85th birthday or the tenth contract anniversary, whichever occurs later. Certain qualified contracts may have restrictions as to the annuity date and the types of settlement options available.


Four settlement options are available under the contract:

1.    life annuity;

2.    life and contingent annuity;

3.    life annuity with period certain; or

4. joint and survivor annuity.

Death of Owner Before the Annuity Date


If you or the joint owner die before the annuity date and neither you nor the joint owner has reached the age of 80, the annuity death benefit will be the greater of:


a)    the account value reduced by credits less than 12 months old; or


b) the sum of all purchase payments, less withdrawals taken, including any contingent deferred sales loads, and applicable premium tax charges.

If you or the joint owner die before the annuity date and after either your or a joint owner's 80th birthday, the annuity death benefit will be the account value less any credits less than 12 months old.

If you elect the GMDB Rider, and death occurs before the annuity date and neither you nor the joint owner has attained age 85, the annuity death benefit will be the greatest of three amounts:

a)    the account value;


b) the sum of all purchase payments, less withdrawals taken, including any contingent deferred sales loads, and premium tax charges; or

1. the highest account value on any contract anniversary before the earlier of your or a joint owner's 72 85th birthday, plus purchase payments made, less withdrawals
c) taken, including any contingent deferred sales loads, and applicable premium tax charges since that contract anniversary.

If you elect the GMDB Rider, and you or the joint owner die before the annuity date and after your or a joint owner's 85th birthday, the annuity death benefit will be the greater of two amounts:

a)    the account value; and

b) the highest account value on any contract anniversary before your or a joint owner's 85th birthday, plus purchase payments, less withdrawals taken, including any contingent deferred sales loads, and applicable premium tax charges since that contract anniversary.

The annuity death benefit will generally be paid within seven days of receipt of the required proof of death of an owner and election of the method of settlement or as soon thereafter as we have sufficient information to make the payment. If no settlement method is elected, the death benefit will be distributed within five years after the owner's death. No contingent deferred sales load is imposed. The death benefit may be paid as either a lump sum or as a settlement option. Amounts in the guarantee period account will not be subject to interest adjustments in calculating the death benefit.

If the owner is not a natural person, we will treat the annuitant as the owner for purposes of the death benefit.


Additional Death Benefit

For non-qualified contracts, if the Additional Death Benefit Rider is elected, we will pay an additional death benefit if the owner or joint owner dies before the later of:

a)    the date settlement option payments begin;

b)    the older owners' 80th birthday; or

c) the 20th contract anniversary, but in no event later than the older owners' 85th birthday.

The Additional Death Benefit payable will be equal to either 28% or 40%, as elected, of the excess, if any, of (a) over (b) on the last contract anniversary, where:

(a)   is the annuity death benefit otherwise payable; and

(b) is the adjusted purchase payments.

This  Rider is  intended  to  qualify as a life  insurance  contract  under Code
Section 7702. Notwithstanding any other provision of the contract or the Rider, we will interpret the Rider to maintain compliance with Code Section 7702.

The Additional Death Benefit will be determined as of the last contract anniversary before the date of death and will generally be paid within seven days of receipt of the required proof of death.

If the owner is not a natural person, we will treat the owner or owners as the insured(s) for purposes of the Additional Death Benefit.


Federal Income Tax Consequences


An owner who is a natural person generally should not be taxed on increases in the account value until a distribution under the contract occurs. A taxable event would occur, for example, with a withdrawal (including the monthly deduction for the Additional Death Benefit Rider premium) or a settlement option payment, or as the result of a pledge, loan, or assignment of a contract. Generally, a portion, up to 100%, of any distribution or deemed distribution is taxable as ordinary income. The taxable portion of distributions is generally subject to income tax withholding unless the recipient elects otherwise. Withholding is mandatory for certain qualified contracts. In addition, a federal penalty tax may apply to certain distributions. See Federal Tax Matters on page 38.

Death benefits payable under the Additional Death Benefit Rider are intended to be life insurance proceeds and are generally not taxable.


Right to Cancel


As the owner, you have the right to examine the contract for a limited period, known as a "free look period." You may cancel the contract during this period by delivering or mailing a written notice of cancellation, or sending a telegram to our Service Center. You must return the contract before midnight of the tenth day after receipt of the contract, or longer in some situations or if required by state law. Notice given by mail and the return of the contract by mail will be effective on the date received by us. Unless otherwise required by law, we will refund the purchase payments allocated to any general account option, minus any withdrawals, plus the variable accumulated value as of the date your written notice to cancel and your contract are received by us. We will not include any credits in the amount paid. See Purchase Payments on page 21.


Questions

We will answer your questions about procedures or the contract if you write to:

                                  The Transamerica Annuity Service Center
                                               P.O. Box 31848
                                         Charlotte, North Carolina
                                                 28231-1848

                                       Or call us at: 1- 800-258-4260

All inquiries should include the contract number and the owner's name.


Please Note: The foregoing summary is qualified in its entirety by the detailed information in the remainder of this prospectus and in the prospectuses for the portfolios. Please refer to this prospectus and the portfolio prospectuses for more detailed information. With respect to qualified contracts, the requirements of a particular retirement plan, an endorsement to the contract, or limitations or penalties imposed by the Code or the Employee Retirement Income Security Act of 1974, as amended, may impose additional limits or restrictions. These limits or restrictions may be on purchase payments, withdrawals, distributions, or benefits, or on other provisions of the contract. This prospectus does not describe such limitations or restrictions. See Federal Tax Matters on page 38.


TRANSAMERICA LIFE INSURANCE AND ANNUITY COMPANY
AND THE VARIABLE ACCOUNT

Transamerica Life Insurance and Annuity Company

Transamerica Life Insurance and Annuity Company, or Transamerica, is a stock life insurance company incorporated under the laws of the State of California in 1966. The company moved to North Carolina in 1994. It is principally engaged in the sale of life insurance and annuity policies. The address of Transamerica is 401 North Tryon Street, Charlotte, North Carolina 28202.

On February 18, 1999, Transamerica Corporation announced that it had signed a merger agreement with AEGON N.V., one of the world's leading international insurance groups, providing for AEGON's acquisition of all of Transamerica's outstanding common stock for a combination of cash and AEGON stock worth $9.7 billion. The closing of the transaction is expected to occur during the summer of 1999.

Transamerica Corporation indirectly owns the issuing company, Transamerica Life Insurance and Annuity Company.

Published Ratings

Transamerica may from time to time publish its ratings in advertisements, sales literature and reports to owners. We receive ratings and other information from one or more independent rating organizations such as A.M. Best Company, Standard & Poor's, Moody's, and Duff & Phelps. The ratings reflect the financial strength and/or claims-paying ability of Transamerica. These ratings should not be considered as bearing on the investment performance of the variable account. Ratings and investment performance are unrelated. Each year the A.M. Best Company reviews the financial status of thousands of insurers, resulting in the assignment of Best's Ratings. These ratings reflect A.M. Best's current opinion of the relative financial strength and operating performance of an insurance company in comparison to the norms of the life/health insurance industry.

In addition, the claims-paying ability of Transamerica as measured by Standard & Poor's Insurance Ratings Services, Moody's, or Duff & Phelps may be referred to in advertisements or sales literature or in reports to owners. These ratings are opinions provided by the companies named above. These opinions relate to how well they have determined Transamerica is prepared, from a financial standpoint, to meet our insurance and annuity obligations. The terms of our obligations are stated within the general account options of this contract. These ratings do not reflect the investment performance of the variable account or the degree of risk associated with an investment in the variable account.

Insurance Marketplace Standards
Association

In recent years, the insurance industry has recognized the need to develop specific principles and practices to help maintain the highest standards of marketplace behavior and enhance credibility with consumers. As a result, the industry established the Insurance Marketplace Standards Association (IMSA).

As an IMSA member, we agree to follow a set of standards in our advertising, sales and service for individual life insurance and annuity products. The IMSA logo, which you will see on our advertising and promotional materials, demonstrates that we take our commitment to ethical conduct seriously.

The Variable Account


Separate Account VA-6 of Transamerica, also referred to as the variable account, was established by Transamerica as a separate account under the laws of the State of North Carolina following June 11, 1996, resolutions adopted by Transamerica's Board of Directors. The variable account is registered with the Securities and Exchange Commission, or the Commission, under the Investment Company Act of 1940 as a unit investment trust. It meets the definition of a separate account under the federal securities laws. However, the Commission does not supervise the management or the investment practices or policies of the variable account.

The assets of the variable account are owned by Transamerica, but they are held separately from the other assets of Transamerica. Section 58-7-95 of the North Carolina Insurance Law provides that the assets of a separate account are not chargeable with liabilities incurred in any other business operation of the insurance company. This is the case except to the extent that assets in the separate account exceed the reserves and other liabilities of the separate account.

Income, gains and losses incurred on the assets in the variable account, whether or not realized, are credited to or charged against the variable account without regard to other income, gains or losses of Transamerica. Therefore, the investment performance of the variable account is entirely independent of the investment performance of Transamerica's general account assets or any other separate account maintained by Transamerica.

The variable account currently has 17 variable sub-accounts available under the contract, each of which invests solely in a specific corresponding portfolio. At our discretion, we may make changes to the variable sub-accounts.

THE PORTFOLIOS

Each of the variable sub-accounts offered under the contract invests exclusively in one of the portfolios. Descriptions of each portfolio's investment objective follow. The management fees listed below are specified in each portfolio adviser's contract before any fee waivers.

The Income and Growth Portfolio of The Alger American Fund seeks, primarily, a high level of dividend income. Capital appreciation is a secondary objective of the portfolio. The portfolio invests in dividend paying equity securities, such as common or preferred stocks, preferably those which the Manager believes also offer opportunities for capital appreciation.

Manager: Fred Alger Management, Inc. Management Fee: 0.625%.


The Growth and Income Portfolio of the Alliance Variable Products Series Fund, Inc., seeks reasonable current income and reasonable opportunity for appreciation through investments primarily in dividend-paying common stocks of good quality. Whenever the economic outlook is unfavorable for investment in common stock, this portfolio may invest in other types of securities, such as bonds, convertible bonds, preferred stock and convertible preferred stocks. The portfolio managers will purchase and sell portfolio market, economic and other conditions.management deems advisable in light of

Adviser: Alliance Capital Management L.P.
Management Fee: 0.625%.


The Premier Growth Portfolio of Alliance Variable Products Series Fund, Inc., seeks growth of capital by pursuing aggressive investment policies. Since this portfolio's investments will be made based upon their potential for capital appreciation, current income will not be a high priority for this portfolio. The portfolio will invest mainly in the equity securities, such as common stocks, securities convertible into common stocks and rights and warrants to subscribe for or purchase common stocks. Equity investments will be of a limited number of large, carefully selected, high-quality U.S. companies. In the Adviser's judgement, the companies chosen will be those which are likely to achieve superior earnings growth. Approximately 25 companies believed by the Adviser to show superior potential for capital appreciation will usually constitute approximately 70% of the portfolio's net assets at any one time. The portfolio thus differs from more typical equity mutual funds by investing most of its assets in a relatively small number of intensively researched companies. Under normal circumstances the portfolio will invest at least 85% of the value of its total assets in the equity securities of U.S. companies.

Adviser: Alliance Capital Management L.P.
Management Fee: 1.00%.

The Capital Appreciation Portfolio of the Dreyfus Variable Investment Fund is a diversified portfolio seeking long-term capital growth and preservation of principal. Current income is a secondary investment objective. During periods of strong market momentum, the portfolio will invest aggressively to increase its holdings in: common stocks of foreign and domestic issuers, common stocks with warrants attached and debt securities of foreign governments. Generally, the portfolio will invest in large cap companies, defined as those with market capitalizations exceeding $500 million. These companies will also be selected on the basis of their potential to achieve predictable, above average earnings growth.

Adviser: The Dreyfus Corporation.
Sub-Adviser: Fayez Sarofim & Co.
Management Fee: 0.75%.

The Small Cap Portfolio of the Dreyfus Variable Investment Fund seeks to maximize capital appreciation by investing principally in common stocks of domestic and foreign issuers. Under normal market conditions, the portfolio will invest at least 65% of its total assets in companies with market capitalizations of less than $1.5 billion at the time of purchase. Companies selected for this portfolio will include those thought to possess new or innovative products or services which are expected to propel growth in future earnings.

Adviser: The Dreyfus Corporation.
Management Fee: 0.75%.

The Balanced Portfolio of the Janus Aspen Series seeks long-term capital growth consistent with preservation of capital and current income. Normally, this diversified portfolio invests 40-60% of its assets in securities selected primarily for their growth potential. The balance of its holdings is invested in securities selected primarily for their capacity to generate income. Such holdings are likely to consist of bonds and preferred stocks. Typically, at least 25% of this portfolio is made up of fixed-income securities. Adviser:
Janus Capital Corporation. Management Fee: 0.75% of the first $300 million plus 0.70% of the next $200 million plus 0.65% of the assets over $500 million.

The Worldwide Growth Portfolio of the Janus Aspen Series seeks long-term growth of capital in a manner consistent with the preservation of capital. It is a diversified portfolio that pursues its objective primarily through investments in common stocks of foreign and domestic issuers. The portfolio has the flexibility to invest on a worldwide basis in companies and other organizations of any size, regardless of country of origin or place of principal business activity. The portfolio normally invests in issuers from at least five different countries, including the United States. The portfolio may at times invest in fewer than five countries or even a single country.

Adviser: Janus Capital Corporation.
Management Fee: 0.75% of the first $300
million plus 0.70% of the next $200 million plus 0.65% of the assets over $500 million.

The Emerging Growth Series of the MFS Variable Insurance Trust will seek long-term growth of capital. The series invests, under normal market conditions, at least 65% of its total assets in common stocks and related securities, such as preferred stocks, convertible securities and depositary receipts for those securities, of emerging growth companies. These companies are companies that the series' adviser believes are either early in their life cycle but have the potential to become major enterprises or are major enterprises whose rates of earnings growth are expected to accelerate.

Adviser: Massachusetts Financial Services
Company.
Management Fee: 0.75%.

The Growth with Income Series of the MFS Variable Insurance Trust will seek long-term growth of capital and future income while providing more current dividend income than is normally obtainable from a portfolio of only growth stocks. The series invests, under normal market conditions, at least 65% of its total assets in common stock and related securities, such as preferred stocks, convertible securities and depositary receipts for those securities. While the fund may invest in companies of any size, the fund generally focuses on companies with larger market capitalizations that the series' adviser believes have sustainable growth prospects and attractive valuations based on current and expected earnings or cash flow.

Adviser: Massachusetts Financial Services Company.
Management Fee: 0.75%.

The Research Series of the MFS Variable Insurance Trust will seek to provide long-term growth of capital and future income. The series invests, under normal market conditions, at least 80% of its total assets in common stocks and related securities, such as preferred stocks, convertible securities and depositary receipts. The series focuses on companies that the series' adviser believes have favorable prospects for long-term growth, attractive valuations based on current and expected earnings or cash flow, dominant or growing market share and superior management.

Adviser: Massachusetts Financial Services Company.
Management Fee: 0.75%.

The Fixed Income Portfolio of the Morgan Stanley Dean Witter Universal Funds, Inc., seeks above-average total return over a market cycle of three to five years by investing primarily in a diversified portfolio of U.S. government and agency bonds, corporate bonds, mortgage backed securities, foreign bonds and other fixed income securities and derivatives. The portfolio invests primarily in investment grade securities, but may also invest a portion of its assets in high yield securities, also known as junk bonds. The portfolio's average weighted maturity will ordinarily exceed five years.

Adviser: Miller Anderson & Sherrerd, LLP. Management Fee: 0.40% of the first $500 million plus 0.35% of the next $500 million plus 0.30% of the assets over $1 billion.

The High Yield Portfolio of the Morgan Stanley Dean Witter Universal Funds, Inc., seeks above-average total return over a market cycle of three to five years by investing primarily in a diversified portfolio of high yield securities of U. S. and foreign issuers (including emerging markets), including corporate bonds and other fixed income securities and derivatives. High yield securities are rated below investment grade and are commonly referred to as "junk bonds." The portfolio's average weighted maturity will ordinarily exceed five years.

Adviser: Miller Anderson & Sherrerd, LLP. Management Fee: 0.50% of first $500 million plus 0.45% of next $500 million plus 0.40% of the assets over $1 billion.

The International Magnum Portfolio of the Morgan Stanley Dean Witter Universal Funds, Inc., seeks long-term capital appreciation by investing primarily in equity securities of non-U.S. issuers domiciled in EAFE countries. The countries in which the portfolio will invest are those comprising the Morgan Stanley Capital International EAFE Index, which includes Australia, Japan, New Zealand, most nations located in Western Europe and certain developed countries in Asia, such as Hong Kong and Singapore. Collectively, we refer to these as the EAFE countries. The portfolio may invest up to 5% of its total assets in securities of issuers domiciled in non-EAFE countries. Under normal circumstances, at least 65% of the total assets of the portfolio will be invested in equity securities of issuers in at least three different EAFE countries.

Adviser: MSDW Investment Management Inc. Management Fee: 0.80% of the first $500 million plus 0.75% of the next $500 million plus 0.70% of the assets over $1 billion.

The Managed Portfolio of the OCC Accumulation Trust seeks growth of capital over time through investment in a portfolio consisting of common stocks, bonds and cash equivalents, the percentages of which will vary based on the Adviser's assessments of the relative outlook for such investments. Debt securities are expected to be predominantly investment grade intermediate to long term U.S. Government and corporate debt. The portfolio will also invest in high quality short-term money market and cash equivalent securities and may invest almost all of its assets in such securities when necessary to preserve capital. In addition, the portfolio may also purchase foreign securities. These foreign securities must be listed on a domestic or foreign securities exchange or represented by American depository receipts.

Adviser: OpCap Advisers.

Management Fee: 0.78% of first $400 million plus 0.75% of next $400 million plus 0.70% of the assets over $800 million. The Small Cap Portfolio of the OCC Accumulation Trust seeks capital appreciation through investments in a diversified portfolio of stocks issued by small companies. It will consist primarily of equity securities of companies with market capitalizations of under $1 billion. Under normal circumstances at least 65% of the portfolio's assets will be invested in equity securities. The majority of securities purchased by the portfolio will be traded on the New York Stock Exchange, the American Stock Exchange or in the over-the-counter market. The portfolio's holdings may also include options, warrants, bonds, notes and convertible bonds. In addition, the portfolio may also purchase foreign securities. Foreign securities must listed on a domestic or foreign securities exchange or be represented by American depository receipts.

Adviser: OpCap Advisers.
Management Fee: 0.80% of the first $400

million plus 0.75% of the next $400 million plus 0.70% of assets over $800 million.

The Growth Portfolio of the Transamerica Variable Insurance Fund, Inc., seeks long-term capital growth through investment in common stocks of listed and over the counter issues. The Growth Portfolio invests primarily in common stocks of growth companies that are considered by the manager to be premier companies. In the manager's view, characteristics of premier companies include one or more of the following: dominant market share; leading brand recognition; proprietary products or technology; low-cost production capability; and excellent management with shareholder orientation. The manager of the Portfolio believes in long-term investing and places great emphasis on the sustainability of the above competitive advantages. Unless market conditions dictate otherwise, the manager tries to keep the Portfolio fully invested in equity securities. Attempting to enter and exit the market at strategic times is not a commonly used strategy for this portfolio. However when, in the judgment of the Sub-Adviser market conditions warrant, the portfolio may, for temporary defensive purposes, hold part or all of its assets in cash, debt or money market instruments. The portfolio may invest up to 10% of its assets in debt securities having a call on common stocks that are rated below investment grade.

Adviser: Transamerica Occidental Life Insurance Company.
Sub-Adviser: Transamerica Investment Services, Inc.
Management Fee: 0.75%.

The Money Market Portfolio of the Transamerica Variable Insurance Fund, Inc., seeks to maximize current income from money market securities consistent with liquidity and the preservation of principal. The portfolio invests primarily in high quality U. S. dollar-denominated money market instruments with remaining maturities of 13 months or less. These include: obligations issued or guaranteed by the U. S. and foreign governments and their agencies and instrumentalities; obligations of U. S. and foreign banks, or their foreign branches, and U. S. savings banks; short-term corporate obligations, including commercial paper, notes and bonds; other short-term debt obligations with remaining maturities of 397 days or less; and repurchase agreements involving any of the securities mentioned above. The portfolio may also purchase other marketable, non-convertible corporate debt securities of U. S. issuers. These investments include bonds, debentures, floating rate obligations, and issues with optional maturities.

Adviser: Transamerica Occidental Life Insurance Company.
Sub-Adviser: Transamerica Investment Services, Inc.
Management Fee: 0.35%.

Meeting investment objectives depends on various factors, including, but not limited to, how well the portfolio managers anticipate changing economic and market conditions. There is no assurance that any of these portfolios will achieve their stated objectives.

An investment in the contract is not a deposit or obligation of, or guaranteed or endorsed, by any bank. Nor is the contract federally insured by the Federal Deposit Insurance Corporation or any other government agency. Investing in the contract involves certain investment risks, including possible loss of principal.

Since all of the portfolios are available to registered separate accounts offering variable annuity and variable life products of Transamerica and to other insurance companies as well, there is a possibility of a material conflict. If such a conflict arises between the interests of the variable account and one or more other separate accounts investing in the portfolios, the affected insurance companies will take steps to resolve the matter. These steps may include stopping their separate accounts from investing in the portfolios. See the portfolios' prospectuses for greater detail on this subject.

You can find additional information concerning the investment objectives and policies of all of the portfolios, the investment advisory services and administrative services and charges in the current prospectuses for the portfolios which accompany this prospectus.

Read the prospectuses of the portfolios which interest you carefully before you make any decision concerning how you will invest in, or transfer monies among, the variable sub-accounts.

Transamerica may receive payments from some or all of the portfolios or their advisers, in varying amounts. These payments may be based on the amount of assets allocated to the portfolios. The payments are for administrative or distribution services.

Portfolios Not Publicly Available

The portfolios are open-end management investment companies, or portfolios or series of, open-end management companies registered with the SEC under the 1940 Act, that are often referred to as mutual funds. This SEC registration does not involve SEC supervision of the investments or investment policies of the portfolios. Shares of the portfolios are not offered to the public but solely to the insurance company separate accounts and other qualified purchasers as limited by federal tax laws. These portfolios are not the same as mutual funds that may have very similar names that are sold directly to the public, and the performance of such publicly available funds, which have different portfolios and expenses, should not be considered as an indication of the performance of the portfolios. The assets of each portfolio are held separate from the assets of the other portfolios. Each portfolio operates as a separate investment vehicle. The income or losses of one portfolio have no effect on the investment performance of another portfolio. The sub-accounts reinvest dividends and/or capital gains distributions received from a portfolio in more shares of that portfolio as retained assets.

Addition, Deletion, or Substitution

Transamerica does not control the portfolios. For this reason, we cannot guarantee that any of the variable sub-accounts offered under this contract or any of the portfolios will always be available to you for investment purposes. We retain the right to make changes in the variable account and in its investments.

Transamerica reserves the right to eliminate the shares of any portfolio held by a variable sub-account. We may also substitute shares of another portfolio or of another investment company for the shares of any portfolio. We would do this if the shares of the portfolio are no longer available for investment or if, in our judgment, investment in any portfolio would be inappropriate in view of the purposes of the variable account. To the extent required by the 1940 Act, if we substitute shares in a variable sub-account that you own, we will provide you with advance notice. We will also seek advance permission from the Commission. This does not prevent the variable account from purchasing other securities for other series or classes of variable annuity contracts. Nor does it prevent the variable account from effecting an exchange between series or classes of variable contracts on the basis of requests made by owners.

We reserve the right to create new variable sub-accounts for the contracts when, in our sole discretion, marketing, tax, investment or other conditions warrant that we do. Any new variable sub-accounts will be made available to existing owners on a basis to be determined by us. Each additional variable sub-account will purchase shares in a mutual fund portfolio or other investment vehicle. We may also eliminate one or more variable sub-accounts if, in our sole discretion, marketing, tax, investment or other conditions warrant that we do. So, in the event any variable sub-account is eliminated, we will notify owners and request a re-allocation of the amounts invested in the eliminated variable sub-account.

In the event of any substitution or change, we may make the changes in the contract that we deem necessary or appropriate to reflect substitutions or changes. Furthermore, if we believe it to be in the best interest of persons having voting rights under the contracts, the variable account may be operated as a management company under the 1940 Act or any other form permitted by law. It may also be de-registered under such Act in the event that registration is no longer required. Finally, it may also be combined with one or more other separate accounts.

THE CONTRACT

The contract is a flexible purchase payment deferred variable annuity contract. Other variable contracts are also available from Transamerica. The rights and benefits of this contract are described below. They will also be described in the individual contract or in the certificate and group contract. However, we reserve the right to modify the individual contract and the group contract and its underlying certificates if required by law. We also reserve the right to give the owner the benefit of any federal or state statute, rule or regulation. The obligations under the contract are obligations of Transamerica. The contracts are available on a non-qualified basis and on a qualified basis. Contracts available on a qualified basis are as follows:


a) rollover and contributory individual retirement annuities, or IRAs, under Code Sections 408(a) and 408(b);


b) conversion, rollover and contributory Roth IRAs under Code Section 408A;


c) simplified employee pension plans, or SEP/IRAs, that qualify for special federal income tax treatment under Code Section 408(k);


d) rollover Code Section 403(b) annuities, including Rev. Rul. 90-24 transfers, with no additional premiums; and

e) qualified  pension and profit  sharing  plans  intended to qualify under Code
Section 401.

Generally, qualified contracts contain certain restrictive provisions limiting the timing and amount of purchase payments to, and distributions from, the qualified contract.


The Additional Death Benefit Rider is not available for qualified contracts.


Ownership

As the owner, you are entitled to the rights granted by the contract. If there are joint owners, the one designated as the primary owner will receive all mail and any tax reporting information.

For non-qualified contracts, the owner is entitled to designate the annuitant(s) and, if the owner is an individual, as opposed to a trust, corporation or other legal entity, the owner can change the annuitant(s) at any time before the annuity date. Any such change will be subject to our then current underwriting requirements. We reserve the right to reject any change of annuitants which has been made without our prior written consent.

If the owner is not an individual, the annuitant(s) may not be changed once the contract is issued. Different rules apply to qualified contracts.

For each contract, a different account will be established and values, benefits and charges will be calculated separately. The various administrative rules described below will apply separately to each contract, unless otherwise noted.

PURCHASE PAYMENTS

All purchase payments must be paid to our Service Center. A confirmation will be issued to you, as the owner, upon the acceptance of each purchase payment.

The initial purchase payment must be at least $5,000 or, if for contributory IRAs, SEP/IRAs and Roth IRAs, it must be for at least $2,000.

Your contract will be issued and your initial purchase payment generally will be credited within two business days after the receipt of: sufficient information to issue a contract and the initial purchase payment at our Service Center. For us to issue you a contract, you must provide sufficient information in a form acceptable to us. We reserve the right to reject any purchase payment or request for issuance of a contract. Normally we will not issue contracts to owners, joint owners, or annuitants more than 80 years old. Nor will we normally accept purchase payments after any owners', or annuitants' if non-individual owner, 81st birthday. In our discretion we may waive these restrictions in appropriate cases.

If the initial purchase payment allocated to the variable sub-account(s) cannot be credited within two days of receipt because the information is incomplete, false or inconsistent, we will contact you. We will explain the reason for the delay and will refund the initial purchase payment within five business days. If you consent to us retaining the initial purchase payment we will credit it to the variable sub-account of your choice as soon as the requirements are fulfilled.


You may make additional purchase payments at any time prior to the annuity date. They must be at least $200 each, or at least $100 if made through an automatic purchase payment plan. If you elect to use this option, additional purchase payments will be automatically deducted from your bank account and allocated to the contract. In addition, minimum allocation amounts apply. See Allocation of Purchase Payments below. Additional purchase payments are credited to the contract as of the date we receive payment from you.

Total purchase payments for any contract may not exceed $1,000,000 without our prior approval.

In no event may the sum of all purchase payments for a contract during any taxable year exceed the limits imposed by any applicable federal or state law, rules, or regulations.

Allocation of Purchase Payments

You specify how purchase payments will be allocated under the contract. You may allocate purchase payments among one or more of the variable sub-accounts and the general account options as long as the portions are whole number percentages. In addition, there is a minimum allocation of $1,000 to each guarantee period. We may waive this minimum allocation amount under certain options and circumstances.

Each purchase payment will be subject to the allocation percentages in effect at the time of receipt of such purchase payment. You may change the allocation percentages for additional purchase payments at any time by submitting a request for such change to our Service Center in a form and manner acceptable to us. Any changes to the allocation percentages are subject to the limitations above. Any change will take effect with the first purchase payment we receive which accompanies your request. If we receive your request separately, all purchase payments arriving after it will be subject to its terms. Your request will continue in effect until you change it again. Free Look Option

If you exercise the free look option, unless otherwise required by law, we will refund:

a) the purchase payments allocated to any general account option, minus any withdrawals; plus

b) the variable accumulated value as of the date your written notice to cancel and your contract are received by us.

In certain jurisdictions, under certain conditions, we are legally required to return either:

a)    purchase payments, minus any withdrawals; or


b) the greater of purchase payments, minus any withdrawals, or the account value.


Credits will not be included in the amount paid, but this recapture of the credit amount will never be more than the maximum contingent deferred sales load.

Any initial allocation you make to the variable account may be held in the money market variable sub-account during the applicable free look period plus 5 days for delivery. Any allocations you make to the money market variable sub-account will automatically be transferred at the end of the free look period plus 5 days according to your requested allocation. This transfer will not count against the 18 transfers allowed free of charge during the first contract year.

Investment Option Limit


Currently, you may not allocate monies to more than eighteen investment options over the life of the contract. Investment options include variable sub-accounts and general account options. Each variable sub-account, each guarantee period of the guarantee period account, and the fixed account that ever received a transfer or purchase payment allocation counts as one towards this total of eighteen limit. We may waive or change this limit in the future.


For example, if you make an allocation to the money market variable sub-account and later transfer all of the funds out of this money market variable sub-account, this would still count as one transfer for the purposes of the limitation, even if it held no value. If you transfer from a variable sub-account to another variable sub-account and later back to the first, the count towards the limitation would be two, not three. If you select a guarantee period and renew for the same term, the count will be one; but if you renew to a guarantee period with a different term, the count will be two.

How Credits Are Applied


We add a credit to your account value with each purchase payment received. This credit is funded from our general account. Each credit is allocated to the account value at the same time as the applicable purchase payment. Credits are applied to the investment options in the same ratio as the applicable purchase payment. The amount available as a death benefit or upon waiver of the contingent deferred sales load under the Living Benefits Rider does not include credits applied in the immediately preceding 12 months, and the amount returned, if you exercise your right to cancel the contract during the free-look period, does not include any credits applied. However, amounts of credits recaptured will never be more than the maximum contingent deferred sales load.


The credit is expressed and payable only as a percentage of purchase payments. Currently the percentage is 3.25%. We may vary this percentage.

Examples. The following examples illustrate how a 3.25% credit works.

Suppose you invest $10,000 in a contract. We immediately credit an additional 3.25%, or $325, so your account value begins at $10,325. Assume that in six months the account value increases by 5%, so it is $10,841 (($10,325 x 0.05= $516.25) + $10,325 = $10,841). At that point in time, the death benefit would be $10,516 ($10,841 less the $325 credit). Note that although the credit is not included in the death benefit, the $16.25 of earnings on the credit is included. The cash surrender value would be $10,841 minus the contingent deferred sales load of 8%, in addition to other applicable deductions.

Assume that at the end of twelve months, the account value has increased by 10% so it is $11,357.50 (($10,325 x .10=$1,032.50) + $10,325=$11,357.50). The death benefit at that time would be the full account value of $11,357.50 and the cash surrender value would be $11,357.50 minus the contingent deferred sales load of 8% and other applicable deductions.

A decrease in value works in a similar manner. Again suppose you invest $10,000 and we credit a 3.25%, or $325, credit, and the account value decreases 10% in six months, so your account value is $9292.50 ($10,325 minus $1,032.50). Your death benefit at that point in time would be $10,000, since it is never less than your purchase payments, less any partial withdrawals and premium taxes. Your cash surrender value would be the account value of $9,292.50 minus the contingent deferred sales load of 8% and other applicable deductions.

In the case of multiple purchase payments, for purposes of the credit, the most recent purchase payment is deemed to be withdrawn first. Suppose you make a $10,000 purchase payment in January 1999 (getting a $325 credit) and a $20,000 purchase payment in June 1999 (getting a $650 credit). If you die in March 2000 (more than 12 months after the January 1999 purchase payment, but less than 12 months after the June 1999 purchase payment), the $650 credit for the June purchase payment has not vested (since it is less than 12 months old) so the full $650 is deducted in calculating the death benefit. However, the death benefit would include any earnings attributable to that credit. The $325 credit for the January payment is over 12 months old so it (and any earnings on it) is included in the death benefit.

ACCOUNT VALUE

Before the annuity date, the account value is equal to:

a)    the general account options accumulated value; plus

b)    the variable accumulated value.

The variable accumulated value is determined at the end of each valuation day. To determine the variable accumulated value on a day that is not a valuation day, the value as of the end of the next valuation day will be used. The variable accumulated value is expected to change from valuation period to valuation period, reflecting how investments within selected portfolios performed. The variable accumulated value will also reflect deductions for charges and fees. A valuation period begins at the close of the New York Stock Exchange (generally 4:00 p.m. ET) on each valuation day and ends at the close of the New York Stock Exchange on the next succeeding valuation day. A valuation day is each day that the New York Stock Exchange is open for regular business.

How Variable Accumulation Units Are Valued


Purchase payments allocated to a variable sub-account are credited to the variable accumulated value in the form of variable accumulation units. The number of variable accumulation units credited for each variable sub-account is determined by dividing the purchase payment allocated to the variable sub-account by the variable accumulation unit value for that variable sub-account. In the case of the initial purchase payment, variable accumulation units for that payment will be credited to the variable accumulated value within two valuation days of the later of the date our Service Center receives:

 the date sufficient information, in an acceptable manner and form; and


 the date our Service Centerreceives the initial purchase payment.

In the case of any additional purchase payment, variable accumulation units for that payment will be credited at the end of the valuation period during which we receive the payment. The value of a variable accumulation unit for each variable sub-account is established at the end of each valuation period and is calculated by multiplying the value of that unit at the end of the prior valuation period by the variable sub-account's net investment factor for the valuation period. The value of a variable accumulation unit can go either up or down.

The net investment factor is used to determine the value of accumulation and annuity unit values for the end of a valuation period. The applicable formula can be found in the Statement of Additional Information.

Transfers involving variable sub-accounts will result in the crediting and/or cancellation of variable accumulation units having a total value equal to the dollar amount being transferred to or from a particular variable sub-account. The crediting and cancellation of such units is made using the variable accumulation unit value of the applicable variable sub-account as of the end of the valuation day in which the transfer is effective.

TRANSFERS

Before the Annuity Date

Before the annuity date, you may transfer all or any portion of the account value among the variable sub-accounts and the general account options. Transfers are restricted into or out of the fixed account.

Transfers among the variable sub-accounts and the general account options may be made by submitting a request to our Service Center in a form and manner acceptable to us. The transfer request must specify:

a) the variable sub-accounts and/or the general account options from which your transfer is to be made;

b)    the amount of your transfer; and

c) the variable sub-accounts and/or general account options to receive the transferred amount.

The minimum amount which you may transfer from the variable sub-accounts and the general account options is $1,000. Transfers among the variable sub-accounts are also subject to the terms and conditions imposed by the portfolios.

When a transfer is made from a guarantee period before the end of its term, the amount transferred may be subject to an interest adjustment. A transfer from a guarantee period made within 30 days before the last day of its term will not be subject to any interest adjustment.

We currently impose a transfer fee of $10 for each transfer in excess of 18 made during the same contract year. We reserve the right to waive the transfer fee or vary the number of transfers without charge. We may also choose not to count transfers under certain options or services for purposes of the allowed number without charge. See Other Restrictions below for additional limitations regarding transfers. A transfer generally will be effective on the date the request for transfer is received by our Service Center.

If a transfer reduces the value in a variable sub-account or guarantee period or in the fixed account to less than $1,000, then we reserve the right to transfer the remaining amount along with the amount requested to be transferred. We will do this according to the transfer instructions provided by you. Under current law, there will not be any tax liability for transfers within the contract.


Telephone Transfers

We will allow telephone transfers if the owner has provided proper authorization for such transfers in a form and manner acceptable to us. Withdrawals are not permitted by telephone. We will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. If we follow such procedures, we will not be liable for any losses due to unauthorized or fraudulent instructions. In the opinion of certain government regulators, we may be liable for such losses if we do not follow those procedures. The procedures we will follow for telephone transfers may include requiring some form of personal identification prior to acting on instructions received by telephone, providing written confirmation of the transaction, and/or tape recording the instructions given by telephone.

Other Restrictions

We reserve the right without prior notice to modify, restrict, suspend or eliminate the transfer privileges, including telephone transfers, at any time and for any reason. For example, restrictions may be necessary to protect owners from adverse impacts on portfolio management of large and/or numerous transfers by market timers or others. We have determined that the movement of significant variable sub-account values from one variable sub-account to another may prevent the underlying portfolio from taking advantage of investment opportunities. This is likely to arise when the volume of transfers is high, since each portfolio must maintain a significant cash position in order to handle redemptions. Such movement may also cause a substantial increase in portfolio transaction costs which must be indirectly borne by owners. Therefore, we reserve the right to require that all transfer requests be made by the owner and not by a third party holding a power of attorney. We also require that each transfer you request be made by a separate communication to us. We also reserve the right to require that each transfer request be submitted in writing and be manually signed by owners. We may choose not to allow telephone or facsimile transfer requests.

Dollar Cost Averaging


Before the annuity date, you may request that amounts be automatically transferred on a monthly basis from a source account, which is currently either the money market sub-account or the fixed account, to any of the variable sub-accounts. You can accomplish this by submitting a request to our Service Center in a form and manner acceptable to us. Other source accounts may be available; call our Service Center for information regarding availability.


You may only dollar cost average from one source account at a time. The transfers will begin when you request, but no sooner than one week following, receipt of such request. For new variable annuity contracts, dollar cost averaging transfers will not commence until the later of:

a)    30 days after the contract effective date; or

b) the estimated end of the free look period which allows 5 days for delivery.

Transfers will continue for the number of consecutive months which you selected unless:

a)    you terminate the transfers;

b) we automatically terminate the transfers because there are insufficient amounts in the source account; or

c) for other reasons that are described in the election form.

You may request that monthly transfers be continued for a specific length of time. You can do this by giving notice to our Service Center in a form and manner acceptable to us within 30 days prior to the last monthly transfer. If you do not make a request to continue the monthly transfers, this option will terminate automatically with the last transfer at the end of the length of time you initially designated.

Eligibility Requirements for Dollar Cost Averaging

 the minimum amount that you can transfer out of the source account is $250 per month; and the minimum amount you can transfer into any other variable sub-account is the greater of $250 or 10% of the amount being transferred.

 $5,000. This limit may be changed for new elections of this service. Dollar cost averaging transfers cannot be made from a source account from which systematic withdrawals or automatic payouts are also being made.


Currently, we do not charge for the dollar cost averaging option nor do they count toward the number of transfers allowed without charge per contract year. We may charge in the future for dollar cost averaging.

Dollar cost averaging transfers may not be made to or from the guarantee period account or to the fixed account.


Dollar cost averaging may not be elected at the same time that either the special Dollar Cost Averaging option or automatic asset rebalancing is in effect.

Special Dollar Cost Averaging Option

(May not be available in all states. See contract for availability of the fixed account options.)


When you apply for the contract, you may elect to allocate the entire initial purchase payment to either the six or twelve month special Dollar Cost Averaging account of the fixed account. The initial purchase payment will be credited with interest at a guaranteed fixed rate. Amounts will then be transferred from the special Dollar Cost Averaging account to the variable sub-accounts pro rata on a monthly basis for six or twelve months (depending on the option you select) in the allocations you specified when you applied for the contract. The four transfers per year limit does not apply to the special Dollar Cost Averaging option.

Amounts from the sub-accounts and/or general account options may not be transferred into the special Dollar Cost Averaging accounts. In addition, if you request a transfer (other than a Dollar Cost Averaging transfer) or a withdrawal from a special Dollar Cost Averaging account, any amounts remaining in the special account will be transferred to the variable sub-accounts according to your original allocation instructions. The special Dollar Cost Averaging option will end and cannot be reelected.

Automatic Asset Rebalancing

After purchase payments have been allocated

among the variable sub-accounts, the performance of each variable sub-account may cause proportions of the values in the variable sub-accounts to vary from the percentages which you initially defined. As the owner, you may instruct us to automatically rebalance the amounts in the variable account by reallocating amounts among the variable sub-accounts, at the time, and in the percentages, specified in your instructions to us and accepted by us. You may elect to have the rebalancing done on an annual, semi-annual or quarterly basis. You may elect to have amounts allocated among the variable sub-accounts using whole percentages. The guaranteed period account and/or fixed account cannot be rebalanced.

You may elect to establish, change or terminate the automatic asset rebalancing by submitting a request to our Service Center in a form and manner acceptable to us. Automatic asset rebalancing currently will not count towards the number of transfers without charge in a contract year. We reserve the right to discontinue the automatic asset rebalancing service at any time for any reason. There is currently no charge for the automatic asset rebalancing service. We may charge for this service in the future, and may count the transfers toward those allowed without charge.

Automatic asset rebalancing may not be elected at the same time that dollar cost averaging is in effect.

After the Annuity Date

If a variable payment option is elected, you may make transfers among variable sub-accounts after the annuity date by giving a written request to our Service Center, subject to the following provisions:

a) transfers after the annuity date may be made no more than four times during any contract year; and

b) the minimum amount transferred from one variable sub-account to another is the amount supporting a current $75 monthly payment.

Transfers among variable sub-accounts after the annuity date will be processed based on the formula outlined in the appendix in the Statement of Additional Information.
CASH WITHDRAWALS


If you are the owner of a non-qualified contract, you may withdraw all or part of the cash surrender value, other than from the Additional Death Benefit Rider, at any time before the annuity date by giving a written request to our Service Center. For qualified contracts, you should refer to the terms of the particular retirement plan or arrangement for any additional limitations or restrictions, including prohibitions, on cash withdrawals. The cash surrender value is equal to the account value, minus any account fee, interest adjustment, contingent deferred sales load and premium tax charges. A full surrender will result in a cash withdrawal payment equal to the cash surrender value at the end of the valuation period during which the election is received. It must be received along with all completed forms required at that time by us. No surrenders or withdrawals may be made after the annuity date. Partial withdrawals must be at least $1,000, except for withdrawals to pay Additional Death Benefit Rider premiums.

In the case of a partial withdrawal, you may direct our Service Center to withdraw amounts from specific variable sub-accounts and/or from the general account options. If you do not specify, the withdrawal will be taken pro rata from the account value.

A partial withdrawal request cannot be fulfilled if it would reduce your account value to less than $2,000. In such instances, you will be notified.

Any withdrawal requests, including surrender requests, generally will be processed as of the end of the valuation period during which the request and all completed forms are received. We will pay any cash withdrawal, settlement option payment or lump sum death benefit due from the variable account and process of any transfers within seven days from the date we receive your request. However, we may postpone such payment if:

      the New York Stock Exchange is closed for other than usual weekends or holidays, or trading on the Exchange is otherwise restricted;

an emergency exists as defined by the Commission, or the Commission requires that trading be restricted; or

      the Commission permits a delay for the protection of owners.

The withdrawal request will be effective when we receive all required withdrawal request forms. Payments to you for any monies derived from a purchase payment which you made by check may be delayed until your check has cleared your bank.

When you make a withdrawal from a guarantee period before the end of its term, the amount you withdraw may be subject to an interest adjustment.

We may delay payment of any withdrawal from the general account options for up to six months after we receive the request for such withdrawal. If we delay payment for more than 30 days, we will pay interest on the withdrawal amount up to the date of payment.

Since you as the owner assume the investment risk for all amounts in the variable account and because certain withdrawals are subject to a contingent deferred sales load and other charges, the total amount paid upon surrender of your contract may be more or less than the total purchase payments.


You may elect, under the systematic withdrawal option or automatic payout option, but not both, to withdraw certain amounts on a periodic basis from the variable sub-accounts before the annuity date.

The tax consequences of a withdrawal or surrender are discussed later in this prospectus.

Systematic Withdrawal Option

Before the annuity date, you may elect to have withdrawals automatically made from one or more variable sub-accounts on a monthly basis. Other distribution modes may be permitted. The withdrawals will not begin until the later of:

a)    30 days after the contract effective date; or

b)    the end of the free look period.

Withdrawals will be from the variable sub-accounts and/or general the general account in the percentage allocations that you specify. Unless you specify otherwise, withdrawals will be pro rata based on account value. You cannot make systematic withdrawals from a variable sub-account from which dollar cost averaging transfers are being made. Likewise, systematic withdrawals cannot be used at the same time that the automatic payment option is in effect. If you take systematic withdrawals from the general account, applicable interest adjustments may apply to withdrawals from the guarantee periods.

To be eligible for the systematic withdrawal option, the account value must be at least $12,000 at the time of election. The minimum monthly amount that can be withdrawn is $100. Currently you can elect any amount over $100 to be withdrawn systematically. You may also make partial withdrawals while receiving systematic withdrawals.

If the total of your withdrawals (systematic, automatic or partial) in a contract year exceed the allowed amount to be withdrawn without charge for that year, your account value will be charged any applicable contingent deferred sales load which may apply.

The withdrawals will continue indefinitely unless you terminate them. If you choose to terminate this option, you may not elect to use it again until the end of the next 12 full months.

We reserve the right to impose an annual fee of up to $25 for processing payments under this option. This fee, which is currently waived, will be deducted in equal installments from each systematic withdrawal during a contract year.

Systematic withdrawals may be taxable and, prior to age 59 1/2, subject to a 10% federal tax penalty.

Automatic Payout Option


Before the annuity date, for certain qualified contracts, you may elect the automatic payout option, or APO, to satisfy minimum distribution requirements under the following sections of the Code:

      401(a)(9);

      403(b); and

      408(b)(3).


For IRAs and SEP/IRAs, this option may be elected no earlier than six months before the calendar year in which you, as the owner, attain age 70 1/2. Payments may not begin earlier than January of such calendar year.

For other qualified contracts, APO can be elected no earlier than six months before the later of when you:


 when you attain age 70 1/2; or

 when you retire from employment

Additionally, APO withdrawals may not begin before the later of:

a)    30 days after the contract effective date; or

b)    the end of the free look period.

APO may be elected in any calendar month, but no later than the month of your 84th birthday.

Other Automatic Payout Option Information. Withdrawals will be from the variable sub-accounts and/or the general account you designate and in the percentage allocations you specify. If you do not indicate otherwise, withdrawals will be pro rata from account value. You cannot make withdrawals from a variable sub-account from which you have designated that dollar cost averaging transfers be made. The calculation of the APO amount will reflect the total account value although the withdrawals are only from the variable sub-accounts. This calculation and APO are based solely on the value in this contract. If you take APO from the general account, applicable interest adjustments may apply to withdrawals from the guarantee periods.

To be eligible for this option, you must meet the following conditions:

a) your account value must be at least $12,000 at the time at which you select this option; and


b) the annual withdrawal amount is the larger of the required minimum distribution under Code Sections 401(a)(9) or 408(b)(3), or $500.


These conditions may change. Currently, withdrawals under this option are only paid annually.

The withdrawals will continue indefinitely unless you terminate them. If there are insufficient amounts in the variable account to make a withdrawal, this option generally will terminate. Once terminated, APO may not be elected again.


ANNUITY DEATH BENEFIT

If an owner dies before the annuity date, a death benefit is payable. If death occurs before any owner's or joint owner's 80th birthday, the annuity death benefit will be equal to the greater of:

a)    the account value reduced by any credits less than 12 months old; or


b) the sum of all purchase payments made to the contract minus withdrawals, including any contingent deferred sales loads, and applicable premium tax charges.

If the owner or joint owner dies before the annuity date and after either the owner's or joint owner's 80th birthday, the annuity death benefit will be the account value minus any credits less than 12 months old. For purposes of calculating the annuity death benefit, the account value is determined as of the date the benefit is paid.

If the owner is not a natural person, such as a trust, corporation or other legal entity, the annuitants will be treated as the owners for purposes of the annuity death benefit. For example, if the owner is a trust that allows a person or persons other than the trustee to exercise the ownership rights under the contract, such a person or persons must be named as an annuitant. Named parties will be treated as the owner, or owners, so the death benefit will be determined based on the age of the annuitant.

Guaranteed Minimum Death Benefit Rider

If the Guaranteed Minimum Death Benefit, or GMDB, Rider is elected and if death occurs before the annuity date and before any owner's or joint owner's 85th birthday, the annuity death benefit will be equal to the greatest of:


a)    the account value;


b)   the sum of all purchase  payments,  less withdrawals  taken,  including any
     contingent   deferred  sales  loads,   adjusted  as  described  below,  and
     applicable premium tax charges; and

c) the highest account value on any contract anniversary before the earlier of the owner's or joint owner's 85th birthday, plus purchase payments made, less withdrawals taken, including any contingent deferred sales loads, adjusted as described below, and applicable premium tax charges since that contract anniversary.

If death occurs before the annuity date and after either the deceased owner's or joint owner's 85th birthday the annuity death benefit will be equal to the greater of:

a)    the account value; and

b) the highest account value on any contract anniversary before the earlier of the owner's or joint owner's 85th birthday plus purchase payments made, less withdrawals taken, including any contingent deferred sales loads, adjusted as described below, and applicable premium tax charges since that anniversary.

Withdrawal Adjustment. Upon any withdrawal, the amount of the death benefit under the GMDB Rider will be reduced. The amount of that reduction will depend upon whether the account value is more or less than the guaranteed minimum death benefit on the date of withdrawal. If the account value is equal to or more than the guaranteed minimum death benefit, the death benefit will be reduced by the dollar amount of any withdrawals. If the account value is less than the guaranteed minimum death benefit, the death benefit will be reduced proportionately to the reduction in the account value. For example, if the withdrawal reduces the account value by 20% when the account value is less than the guaranteed minimum death benefit, then the guaranteed minimum death benefit will also be reduced by 20%.

Ownership Changes

An ownership change will be subject to our current underwriting rules and may decrease the death benefit. However, such reduction will never decrease the annuity death benefit below the account value, minus any credits less than 12 months old.

Payment of Death Benefit


The annuity death benefit is generally payable upon receipt of proof of death of an owner. Once we have received this proof, and the beneficiary has selected a method of settlement, the annuity death benefit generally will be paid within seven days, or as soon thereafter as we have sufficient information to make the payment.

The annuity death benefit will be determined as of the end of the valuation period during which our Service Center receives:


a)    proof of death of the owner or joint owner; and

b) the written notice of the settlement option elected by the person to whom the death benefit is payable.


If no settlement method is elected, the annuity death benefit will be a lump sum distributed within five years after an owner's death. No contingent deferred sales load nor interest adjustment will apply.

Until the annuity death benefit is paid, the account value allocated to the variable account remains in the variable account, and fluctuates with investment performance of the applicable portfolios. For this reason, the amount of the annuity death benefit depends on the account value at the time the annuity death benefit is paid, not at the time of death.

Designation of Beneficiaries

As owner, you may select one or more beneficiaries by designating the person or persons to receive the amounts payable under the contract. The individuals you designate will receive the percentage you establish if:

      you die before the annuity date and there is no joint owner; or

      you die after the annuity date and settlement option payments have begun under a selected settlement option that guarantees payments for a certain period of time.

If a beneficiary dies before the owner, that beneficiary's interest in the annuity will end upon his or her death.

A beneficiary may be named or changed at any time in a form and manner acceptable to us. Any change made to an irrevocable beneficiary must also include the written consent of the beneficiary, except as otherwise required by law.

If more than one beneficiary is named, each named beneficiary will share equally in any benefits or rights granted by the contract unless the owner gives us other instructions at the time the beneficiaries are named.

We may rely on any affidavit by any responsible person in determining the identity or non-existence of any beneficiary not identified by name.

Death of Owner or Joint Owner Before the Annuity Date


For the annuity death benefit, if the owner or joint owner dies before the annuity date, we will pay the death benefit as specified in this section. The entire annuity death benefit must be distributed within five years after the owner's death. If the owner is not an individual, an annuitant's death will be treated as the death of the owner as provided in Code Section 72 (s)(6). The contract will remain in force with the annuitant's surviving spouse as the new annuitant if:

 Thethe contract is owned by a trust; and

 Thethe beneficiary is either the annuitant's surviving spouse, or a trust holding the contract solely for the benefit of such spouse.

The manner in which we will pay the annuity death benefit depends on the status of the persons involved in the contract. The annuity death benefit will be payable to the first person from the applicable list below:


If the owner is the annuitant:


 Thethe joint owner, if any; or

 Thethe beneficiary, if any


If the owner is not the annuitant:


 Thethe joint owner, if any; or

 Thethe beneficiary, if any; or

 Thethe annuitant; or

 Thethe joint annuitant; if any.

If the annuity death benefit is payable to the owner's surviving spouse, or to a trust for the sole benefit of such surviving spouse, we will continue the contract with the owner's spouse as the new annuitant (if the owner was the annuitant) and the new owner (if applicable), unless such spouse selects another option as provided below.

If the annuity death benefit is payable to someone other than the owner's surviving spouse, we will pay the annuity death benefit in a lump sum payment to, or for the benefit of, such person within five years after the owner's death, unless such person or persons selects another option as provided below.

In lieu of the automatic form of annuity death benefit specified above, the person or persons to whom the annuity death benefit is payable may elect to receive it:

 Inin a lump sum; or

 Asassettlement option payments, provided the person making the election is an individual. Such payments must begin within one year after the owner's death and must be in equal amounts over a period of time not extending beyond the individual's life or life expectancy.

Election of either option must be made no later than 60 days prior to the one-year anniversary of the owner's death. Otherwise, the annuity death benefit will be settled under the appropriate automatic form of benefit specified above.

If the person to whom the annuity death benefit is payable dies before the entire annuity death benefit is paid, we will pay the remaining annuity death benefit in a lump sum to the payee named by such person or, if no payee was named, to such person's estate.

If the annuity death benefit is payable to a non-individual, subject to the special rule for a trust for the sole benefit of a surviving spouse, we will pay the annuity death benefit in a lump sum within one year after the owner's death. If the Annuitant Dies Before the Annuity Date

If an owner and an annuitant are not the same individual and the annuitant, or the last of joint annuitants, dies before the annuity date, the owner will become the annuitant until a new annuitant is selected.

Death after the Annuity Date

If an owner or the annuitant dies after the annuity date, any amounts payable will continue to be distributed at least as rapidly as under the settlement and payment option then in effect on the date of death.


Upon the owner's death after the annuity date, any remaining ownership rights granted under the contract will pass to the person to whom the annuity death benefit would have been paid if the owner had died before the annuity date, as specified above.

Survival Provision


The interest of any person to whom the annuity death benefit is payable who dies at the time of, or within 30 days after, the death of the owner will also terminate if no benefits have been paid to such beneficiary, unless the owner had given us written notice of some other arrangement.

ADDITIONAL DEATH BENEFIT RIDER

(May not be available in all states. Refer to the contract for availability).

For non-qualified contracts, if the Additional Death Benefit Rider is elected, a death benefit will be payable in addition to the annuity death benefit otherwise payable. The Additional Death Benefit is equal to either 28% or 40%, depending on the benefit level elected, of the excess, if any, of (a) over (b) on the last contract anniversary, where:

(a)   is the annuity death benefit otherwise payable; and

(b) is the adjusted purchase payments.

For this benefit to be payable, death must occur before the earlier of the date settlement option payments begin or the date the Rider expires, which is the later of:
a)   the date settlement option payments begin;

b)   the oldest insured's 80th birthday; or

c) the 20th contract anniversary, but in no event later than the oldest insured's 85th birthday.

This  Rider is  intended  to  qualify as a life  insurance  contract  under Code
Section 7702. Notwithstanding the contract or the Rider, we will interpret this Rider to maintain compliance with Code Section 7702.

If death does not occur before the Rider expires, or the owner cancels the Additional Death Benefit Rider while it is in effect, the owner may receive its cash values, if any, determined according to the laws and regulations of the jurisdiction in which the contract is delivered.

Ownership Changes

A change of ownership may cause a change in insured, which will be subject to our current underwriting rules and may decrease the Additional Death Benefit.

Payment of Additional Death Benefit

The Additional Death Benefit will be determined as of the last contract anniversary before the date of death and will generally be paid in a lump sum within seven days after our Service Center receives proof of death of the owner or joint owner.

If the Insured Dies

If the insured dies before the date the Rider expires or is terminated, the Additional Death Benefit will be paid and the Additional Death Benefit Rider will terminate.

CHARGES, FEES AND DEDUCTIONS

No deductions are currently made from purchase payments, although we reserve the right to charge for any applicable premium tax charges. Therefore, the full amount of the purchase payments are invested in one or more of the variable sub-accounts and/or the general account options.

Contingent Deferred Sales Load/
Surrender Charge

No deduction for sales charges is made from purchase payments at the time they are made. However, a contingent deferred sales load, or surrender charge, of up to 8% of purchase payments may be imposed on certain withdrawals or surrenders to partially cover certain expenses incurred by us relating to the sale of the contract, including commissions paid to salespersons, the costs of preparation of sales literature and other promotional costs and acquisition expenses.

The contingent deferred sales load/surrender charge percentage varies according to the number of years between when a purchase payment was credited to the contract and when the withdrawal is made. The amount of this charge is determined by multiplying the amount withdrawn that is subject to the sales load by the contingent deferred sales load/surrender charge percentage according to the following table. In no event will the total contingent deferred sales load/surrender charge assessed against the contract exceed 8% of the total purchase payments.

                                   Contingent
                                    Deferred
                                Sales Load As A
                                 Percentage of
                                    Premium
       Number of Years
      Since Receipt of
           Premium
Less than 2 years                      8%
2 years but less than 3 years          7%
3 years but less than 4 years          6%
4 years but less than 5 years          5%
5 years but less than 6 years          4%
6 years but less than 7 years          3%
7 years or more                        0%

Free Withdrawals-Allowed Amount


Beginning 30 days after the contract effective date, or the end of the free look period, if later, you may make a withdrawal up to the allowed amount without incurring a contingent deferred sales load/surrender charge each contract year before the annuity date.

Depending on state availability, for contracts purchased on or after September 7, 1999, the allowed amount each contract year is equal to:

a)    during the first contract year, the greater of:

          accumulated earnings not previously withdrawn; or

10% of the total purchase payments received as of the date of withdrawal; and

b) after the first contract year, 100% of purchase payments not previously withdrawn and received at least seven complete contract years before the date of withdrawal, plus the greater of:

          accumulated earnings not previously withdrawn; or

          10% of purchase payments received less than seven complete contract years as of the last contract anniversary.

Withdrawals will be made first from earnings, then from credits and last from purchase payments on a first-in/first-out basis. If an allowed amount is not withdrawn during a contract year, it does not carry over to the next contract year. However, accumulated earnings, if any, in the account value and purchase payments held for seven full contract years are always available as the allowed amount. The allowed amount may vary depending on the state in which your contract is issued.

For contracts purchased before September 7, 1999, the allowed amount each contract year is equal to 10% of:


a) the total purchase payments received during the last seven years determined as of the last contract anniversary; minus

b) any withdrawals during the present contract year.


Withdrawals will be made first from purchase payments on a first-in/first-out basis and then from earnings and last from credits. The allowed amount may vary depending on the state in which your contract is issued. If the allowed amount is not fully withdrawn or paid out during a contract year, it does not carry over to the next contract year. However, accumulated earnings, if any, in the account value and purchase payments held for seven full contract years are always available as the allowed amount.

Free Withdrawals - Living Benefits Rider

When the contract is purchased, you, as the owner, may also elect, in certain states, a Living Benefits Rider for an additional fee. This rider provides that the contingent deferred sales load will be waived in any of the three following instances:

a) if you or the joint owner receive extended medical care in a qualifying institution (as defined in the contract) for at least 60 consecutive days, and the request for the withdrawal or surrender, together with proof of such extended care, is received at our Service Center during the term of such care, or within 90 days after the last day upon which you or joint owner received such extended care; or

b) if you or the joint owner receive medically required hospice or in-home care for at least 60 consecutive days and such extended care is certified by a qualified medical professional. You may also be required to submit other evidence as required by us such as evidence of Medicare eligibility; or

c) if you or the joint owner are diagnosed as terminally ill by a qualified medical professional after the first contract year and are reasonably expected to die within 12 months.

Neither 1 nor 2 apply if you or the joint owner are receiving extended medical care in a qualifying institution or receiving in-home care at the time the contract is purchased.

We reserve the right to not accept purchase payments after you or the joint owner have qualified for any of these waivers. Under the rider, you are the owner, or the annuitant if the contract is not owned by an individual. Any withdrawals under the rider on which the contingent deferred sales load is waived will not reduce the allowed amount for the contract year. Any credits less than 12 months old will not be available for withdrawal under the rider.

Other Free Withdrawals

In addition, no contingent deferred sales load is assessed:


      on withdrawals of Additional Death Benefit Rider premiums;


      upon annuitization after the first contract year to an option involving life contingencies; or

      upon payment of the death benefit before the annuity date.

Any applicable contingent deferred sales load will be deducted from the amount requested for both partial withdrawals, including withdrawals under the systematic withdrawal option or the APO, and full surrenders, unless you elect to add the amount of the applicable load to the amount requested for a partial withdrawal to cover the applicable contingent deferred sales load. The contingent deferred sales load and any premium tax charge applicable to a withdrawal from the guarantee period account will be deducted from the amount withdrawn after the interest adjustment, if any, is applied and before payment is made.

Administrative Charges

Account Fee. At the end of each contract year and before the annuity date, we deduct an annual account fee as partial compensation for expenses relating to the issue and maintenance of the contract and the variable account. The annual account fee is equal to the lesser of $30 or 2% of the account value. The account fee may be increased upon 30 days advance written notice, but in no event may it exceed $60, or 2% of the account value, if less, per contract year. If the contract is surrendered, the account fee, unless waived, will be deducted from a full surrender before the application of any contingent deferred sales load. The account fee will be deducted on a pro rata basis, based on values, from the account value. The fee deductions will be based on both the variable sub-accounts and the general account options. No interest adjustment will be assessed on any deduction for the account fee taken from the guarantee period account. The account fee for a contract year will be waived if the account value exceeds $50,000 on the last business day of that contract year or as of the date you, as owner, surrender the contract.


Annuity Fee. After the annuity date, an annual annuity fee of $30 to help cover processing costs will be deducted in equal amounts from each variable payment made during the year. This fee is $2.50 each month if monthly payments are made. This fee will not be changed. No annuity fee will be deducted from fixed payments. This fee may be waived. Administrative Expense Charge. We also make a daily deduction for the administrative expense charge from the variable account before and after the contract effective date at an effective current annual rate of 0.15% of assets held in each variable sub-account to reimburse us for administrative expenses. We have the ability in most states to increase or decrease this charge, but the charge is guaranteed not to exceed 0.35%. We will provide 30 days written notice of any change in fees. The administrative charges do not bear any relationship to the actual administrative costs of a particular contract. The administrative expense charge is reflected in the variable accumulation or variable annuity unit values for each variable sub-account.


Mortality and Expense Risk Charge

We deduct a charge for bearing certain mortality and expense risks under the contracts. This is a daily charge at an effective annual rate of 1.20% of the assets in the variable account. We guarantee that this charge of 1.20% will never increase. The mortality and expense risk charge is reflected in the variable accumulation and variable annuity unit values for each variable sub-account.

Variable accumulated values and variable settlement option payments are not affected by changes in actual mortality experience incurred by us. The mortality risks assumed by us arise from our contractual obligations to make settlement option payments determined in accordance with the settlement option tables and other provisions contained in the contract and to pay death benefits prior to the annuity date.

The expense risk assumed by us is the risk that our actual expenses in administering the contracts and the variable account will exceed the amount recovered through the administrative expense charge, account fees, transfer fees and any fees imposed for certain options and services.

If the mortality and expense risk charge is insufficient to cover actual costs and risks assumed, we will bear these losses. If this charge is more than sufficient, any excess will accrue to us. Currently, we expect a profit from this charge.

We anticipate that the contingent deferred sales load will not generate sufficient funds to pay the cost of distributing the contracts. To the extent that the contingent deferred sales load is insufficient to cover the actual cost of contract distribution, the deficiency will be met from general corporate assets which may include amounts, if any, derived from the mortality and expense risk charge.

Living Benefits Rider Fee


If you elect the Living Benefits Rider when the contract is purchased, a fee will be deducted at the end of each contract month while the rider continues in force. The fee each month will be 1/12 of 0.05% of the account value at that time. The fee is deducted from each variable sub-account on a pro rata basis based on the value in each variable sub-account through the cancellation of variable accumulation units. If there is insufficient variable accumulated value, the fee will be deducted pro rata from the values in the general account options. Any interest adjustments will apply. We reserve the right to waive the interest adjustment for deduction from the guarantee period account for this rider fee.

Guaranteed Minimum Death Benefit Rider Fee


If you elect the Guaranteed Minimum Death Benefit, or GMDB, Rider when the contract is purchased, a fee will be deducted at the end of each contract month while the rider continues in force in the amount of 1/12 of 0.20% of the account value at that time. The account value is the sum of the variable accumulated value and the general account options accumulated value. The GMDB Rider fee is deducted first from the variable accumulated value by taking a deduction from each variable sub-account pro rata based on the value in each variable sub-account through the cancellation of variable accumulation units. If there is insufficient variable accumulated value, the remainder of the fee will be deducted pro rata from the values in the general account options. Any interest adjustment will apply, although we reserve the right to waive the interest adjustment.

Additional Death Benefit Rider Premium

If you elect the Additional Death Benefit Rider when the contract is purchased, we will withdraw of 1/12 of the annual premium at the end of each contract month. The annual premium is based on the account value as of the last contract anniversary and determined by the benefit level you elect. For the 28% benefit, the current annual premium is:

      0.25% of the account value for attained ages before age 60; and

      0.28% of the account value for attained ages 60 and over.

For the 40% benefit, the current annual premium is:

      0.36% of the account value for attained ages before age 60; and

      0.40% of the of the account value for attained ages 60 and over.

These annual premiums are guaranteed when the Rider is issued. The premiums may change for future issues, but we guarantee that they won't exceed 0.75% of the account value per contract year.

The account value is the sum of the variable accumulated value and the general account options accumulated value. The Additional Death Benefit Rider premium is withdrawn first from the variable accumulated value by taking a deduction from each variable sub-account pro rata based on the value in each variable sub-account through the cancellation of variable accumulation units. If there is insufficient variable accumulated value, the remainder of the premium will be deducted pro rata from the values in the general account options. Any interest adjustment will apply, although we reserve the right to waive the interest adjustment.

Premium Tax Charges

Currently there is no charge for premium taxes except upon annuitization. However, we may be required to pay premium or retaliatory taxes currently ranging from 0% to 5%. We reserve the right to deduct a charge for these premium taxes from premium payments, from amounts withdrawn, or from amounts applied on the annuity date. In some jurisdictions, charges for both direct premium taxes and retaliatory premium taxes may be imposed at the same or different times with respect to the same purchase payment, depending upon applicable law.

Transfer Fee

We currently impose a fee for each transfer in excess of the first 18 in a single contract year. We will deduct the charge from the amount transferred. This fee is $10 and will be used to help cover our costs of processing transfers. We reserve the right to waive this fee or to not count transfers under certain options and services as part of the number of allowed annual transfers without charge.

Option and Service Fees

We reserve the right to impose reasonable fees for administrative expenses associated with processing certain options and services. These fees would be deducted from each use of the option or service during a contract year.

Taxes

No charges are currently made for taxes. However, we reserve the right to deduct charges in the future for federal, state, and local taxes or the economic burden resulting from the application of any tax laws that we determine to be attributable to the contracts.


Portfolio Expenses

The value of the assets in the variable account reflects the value of portfolio shares and therefore the fees and expenses paid by each portfolio. A complete description of the fees, expenses, and deductions from the portfolios are found in the portfolios' prospectuses.

Interest Adjustment

For a description of the interest adjustment applicable to early withdrawals and transfers from the guaranteed period account, see The General Account Options -- the Guarantee Period Account in Appendix A of this prospectus.

Sales in Special Situations


We may sell the contracts in special situations that are expected to involve reduced expenses for us. These instances may include sales:


               sales in certain group arrangements, such as employee savings plans; sales to current or former officers, directors and employees, and their families, of Transamerica and its affiliates;

               sales to officers, directors, and employees, and their families, and the portfolios' investment advisers and their affiliates; or

 sales to officers, directors, employees and sales agents also known as registered representatives, and their families, and broker-dealers and other financial institutions that have sales agreements with us to sell the contracts.

In these situations:

a)    the contingent deferred sales load may be reduced or waived;

b) the mortality and expense risk charge or administration charges may be reduced or waived; and/or

c) certain amounts may be credited to the contract account value (for examples, amounts related to commissions or sales compensation otherwise payable to a broker-dealer may be credited to the contract account value.

These reductions in fees or charges or credits to account value will not unfairly discriminate against any contract owner. These reductions in fees or charges or credits to account value may be taxable and treated as purchase payments for purposes of income tax and any possible premium tax charge.

DISTRIBUTION OF THE CONTRACT


Transamerica Securities Sales Corporation (TSSC), is the principal underwriter of the contracts under a Distribution Agreement with Transamerica. TSSC may also serve as an underwriter and distributor of other contracts issued through the variable account and certain other separate accounts of Transamerica and affiliates of Transamerica. TSSC is an indirect wholly-owned subsidiary of Transamerica Corporation. TSSC is registered with the Commission as a broker/dealer and is a member of the National Association of Securities Dealers, Inc. (NASD). Its principal offices are located at 1150 South Olive Street, Los Angeles, California 90015. TSSC may enter into sales agreements with broker/dealers to solicit applications for the contracts through registered representatives who are licensed to sell securities and variable insurance products.

Under the Sales Agreements, TSSC will pay broker-dealers compensation based on a percentage of each purchase payment. The percentage may be up to 4%, and in certain situations additional amounts for marketing allowances, production bonuses, service fees, sales awards and meetings, and asset based trailer commissions may be paid.

SETTLEMENT OPTION PAYMENTS

Annuity Date

The annuity date is the date that the annuitization phase of the contract begins. On the annuity date, we will apply the annuity amount, defined below, to provide payments under the settlement option selected by you. You select the annuity date and you may change the date from time to time by giving notice to our Service Center in a form and manner acceptable to us. Notice of each change must be received by our Service Center at least 30 days prior to the then-current annuity date. The annuity date cannot be earlier than the first contract anniversary except for certain qualified contracts.

The latest annuity date which may be elected is the later of:


a) the first day of the calendar month immediately preceding the month of the earlier of the annuitant's or joint annuitants' 85th birthday


b) the first day of the month coinciding with or next following the tenth contract anniversary.


The latest allowed annuity date may vary in certain jurisdictions, or under certain programs or circumstances.


The annuity date must be the first day of a calendar month. The first settlement option payment will be on the first day of the month immediately following the annuity date. Certain qualified contracts may have restrictions as to the annuity date and the types of settlement options available.

Settlement Option Payments

The annuity amount is the account value, minus any interest adjustment, minus any applicable contingent deferred sales load, and minus any applicable premium tax charges. Any contingent deferred sales load will be waived if the settlement option payments involve life contingencies and begin on or after the first contract anniversary.

If the amount of the monthly payment from the settlement option you selected would result in a monthly settlement option payment of less than $150, or if the annuity amount is less than $5,000, we reserve the right to offer a less frequent mode of payment or pay the cash surrender value in a cash payment. Monthly settlement option payments from the variable payment option will further be subject to a minimum monthly payment of $75 from each variable sub-account from which such payments are made.

You may choose from the settlement options below. We may consent to other plans of payment before the annuity date. For settlement options involving life contingencies, the actual age and/or sex of the annuitant, or a joint annuitant will affect the amount of each payment. Sex-distinct rates generally are not allowed under certain qualified contracts and in some jurisdictions. We reserve the right to ask for satisfactory proof of the annuitant's or joint annuitant's age. We may delay settlement option payments until satisfactory proof is received. Since payments to older annuitants are expected to be fewer in number, the amount of each annuity payment shall be greater for older annuitants than for younger annuitants.

You may choose from the two payment options described below. The annuity date and settlement options available for qualified contracts may also be controlled by endorsements, the plan or applicable law.

Election of Settlement Option Forms and Payment Options

Before the annuity date, and while the annuitant is living, you may, by written request, change the settlement option or payment option. The request for change must be received by our Service Center at least 30 days prior to the annuity date.


In the event that a settlement option form and payment option is not selected at least 30 days before the annuity date, we will make settlement option payments according to the 120 month period certain and life settlement option and the applicable provisions of the contract.

Payment Options

You may elect a fixed or a variable payment option, or a combination of both, in 25% increments of the annuity amount.

Unless specified otherwise, the annuity amount in the variable account will be used to provide a variable payment option and the amount in the general account options will be used to provide a fixed payment option. In this event, the initial allocation of variable annuity units for the variable sub-accounts will be in proportion to the account value in the variable sub-accounts on the annuity date.

Fixed Payment Option

A fixed payment option provides for payments which will remain constant according to the terms of the settlement option you select. If you select a fixed payment option, the portion of the annuity amount used to provide that payment option will be transferred to the general account assets of Transamerica. The amount of payments will be established by the fixed settlement option which you select and by the age and sex, if sex-distinct rates are allowed by law, of the annuitants. Payment amounts will not reflect investment performance after the annuity date. The fixed payment amounts are determined by applying the fixed settlement option purchase rate, which is specified in the contract, to the portion of the annuity amount applied to the payment option. Payments may vary after the death of an annuitant under some options; the amounts of variances are fixed on the annuity date.

Variable Payment Option

A variable payment option provides for payments that vary in dollar amount, based on the investment performance of the selected variable sub-accounts. The variable settlement option purchase rate tables in the contract reflect an assumed, but not guaranteed, annual interest rate of 5.35%. If the actual net investment performance of the variable sub-accounts is less than 5.35%, then the dollar amount of the actual payments will decrease. If the actual net investment performance of the variable sub-accounts is higher than 5.35%, then the dollar amount of the actual payments will increase. If the net investment performance exactly equals the 5.35% rate, then the dollar amount of the actual payments will remain constant. We may offer other assumed annual interest rates.

Variable payments will be based on the variable sub-accounts you select, and on the monies which you allocate among them.

For further details as to the determination of variable payments, see the Statement of Additional Information.

Settlement Option Forms

As owner, you may choose any of the settlement option forms described below. Subject to our approval, you may select any other settlement option forms offered by us in the future.

 1. Life Annuity. Payments start on the first day of the month immediately following the annuity date, if the annuitant is living. Payments end with the payment due just before the annuitant's death. There is no death benefit. It is possible that no payment will be made if the annuitant dies after the annuity date but before the first payment is due; only one payment will be made if the annuitant dies before the second payment is due, and so forth.

 2. Life and Contingent Annuity. Payments start on the first day of the month immediately following the
     ---------------------------
     annuity date, if the annuitant is living. Payments will continue for as long as the annuitant lives. After the annuitant dies, payments will be made to the contingent annuitant for as long as the contingent annuitant lives. The continued payments can be in the same amount as the original payments, or in an amount equal to one-half or two-thirds thereof. Payments will end with the payment due just before the death of the contingent annuitant. There is no death benefit after both die. If the contingent annuitant does not survive the annuitant, payments will end with the payment due just before the death of the annuitant. It is possible that no payments or very few payments will be made, if the annuitant and contingent annuitant die shortly after the annuity date.

     The written request for this form must:

     a)   name the contingent annuitant; and

     b) state the percentage of payments to be made after the annuitant dies.

     Once payments start under this settlement option form, the person named as contingent annuitant for purposes of being the measuring life, may not be changed. We will require proof of age for the annuitant and for the contingent annuitant before payments start.

3. Life Annuity With Period Certain. Payments start on the first day of the month immediately following the annuity date, if the annuitant is living. Payments will be made for the longer of:

     a)   the annuitant's life; or

     b)   the period certain

     The period certain may be 120, 180 or 240 months.

     If the annuitant dies after all payments have been made for the period certain, payments will cease with the payment that is paid just before the annuitant dies. No death benefit will then be payable to the beneficiary.

     If the annuitant dies during the period certain, the rest of the period certain payments will be made to the beneficiary, unless you provide otherwise.

     The written request for this form must:

     a)   state the length of the period certain; and

     b)   name the beneficiary.

4. Joint and Survivor Annuity. Payments will be made starting on the first day of the month immediately following the annuity date, if and for as long as the annuitant and joint annuitant are living. After the annuitant or joint annuitant dies, payments will continue as long as the survivor lives. Payments end with the payment due just before the death of the survivor. The continued payments can be in the same amount as the original payments, or in an amount equal to one-half or two-thirds thereof. It is possible that no payments or very few payments will be made under this arrangement if the annuitant and joint annuitant both die shortly after the annuity date.

     The written request for this form must:

     a)   name the joint annuitant; and

     b) state the percentage of continued payments to be made upon the first death.

     Once payments start under this settlement option form, the person named as joint annuitant, for the purpose of being the measuring life, may not be changed. We will need proof of age for the annuitant and joint annuitant before payments start.

5. Other Forms of Payment. We can provide benefits under any other settlement option not described in this section as long as we agree to these options and they comply with any applicable state or federal law or regulation. Requests for any other settlement option must be made in writing to our Service Center at least 30 days before the annuity date.

     After the annuity date:

a) you will not be allowed to make any changes in the settlement option and payment option;

b) no additional purchase payments will be accepted under the contract; and

     c) no further withdrawals will be allowed.

As the owner of a non-qualified contract, you may, at any time after the contract date, write to us at our Service Center to change the payee of benefits being provided under the contract. The effective date of change in payee will be the later of:

a)    the date we receive the written request for such change; or
b)    the date specified by you.

As the owner of a qualified contract, you may not change payees, except as permitted by the plan, arrangement or federal law.

FEDERAL TAX MATTERS

Introduction


The following discussion is a general description of federal tax considerations for U. S. persons relating to the contract and is not intended as tax advice. This discussion is not intended to address the tax consequences resulting from all of the situations in which a person may be entitled to or may receive a distribution under the contract. We do not address tax provisions that may apply to the ADB Rider if the owner is not an individual. If you are concerned about these tax implications, you should consult a competent tax adviser before initiating any transaction. This discussion is based upon our understanding of the present federal income tax laws as they are currently interpreted by the Internal Revenue Service, or IRS. No representation is made as to the likelihood of the continuation of the present federal income tax laws or of the current interpretation by the IRS. Moreover, no attempt has been made to consider any applicable state or other tax laws. If a prospective owner is not a U.S. person, see Contracts Purchased by Nonresident Aliens and Foreign Corporations below.


The contract may be purchased on a non-tax qualified basis, as a non-qualified contract, or purchased and used in connection with plans or arrangements qualifying for special tax treatment as a qualified contract. Qualified contracts are designed for use in connection with plans or arrangements entitled to special income tax treatment under Code Sections 401, 403(b), 408 and 408A.
The ultimate effect of federal income taxes on the amounts held under a contract, on settlement option payments, and on the economic benefit to the owner, the annuitant, or the beneficiary may depend on:

the type of retirement plan or arrangement for which the contract is purchased;

      the tax and employment status of the individual concerned; or


 Transamerica'sour tax status.


In addition, certain requirements must be satisfied when purchasing a qualified contract with proceeds from a tax qualified retirement plan or other arrangement. Certain requirements must also be met when receiving distributions from a qualified contract, in order to continue receiving favorable tax treatment. Therefore, purchasers of qualified contracts should seek competent legal and tax advice regarding the suitability of the contract for their individual situation, the applicable requirements, and the tax treatment of the rights and benefits of the contract. The following discussion is based on the assumption that the contract qualifies as an annuity for federal income tax purposes and that all purchase payments made to qualified contracts are in compliance with all requirements under the Code and the specific retirement plan or arrangement.

Purchase Payments

At the time the initial purchase payment is paid, as prospective purchaser, you must specify whether you are purchasing a non-qualified contract or a qualified contract. If the initial purchase payment is derived from an exchange, transfer, conversion or surrender of another annuity contract, we may require that the prospective purchaser provide information with regard to the federal income tax status of the previous annuity contract. We will require that persons purchase separate contracts if they desire to invest monies qualifying for different annuity tax treatment under the Code. Each such separate contract would require the minimum initial purchase payment previously described. Additional purchase payments under a contract must qualify for the same federal income tax treatment as the initial purchase payment under the contract. We will not accept an additional purchase payment under a contract if the federal income tax treatment of such purchase payment would be different from that of the initial purchase payment.

Taxation of Annuities

In General. Code Section 72 governs taxation of annuities in general. Transamerica believes that an owner who is a natural person generally is not taxed on increases in the value of a contract until distribution occurs by withdrawing all or part of the account value for example, via withdrawals or settlement option payments. For this purpose, the assignment, pledge, or agreement to assign or pledge any portion of the account value, and in the case of a qualified contract, any portion of an interest in the plan, generally will be treated as a distribution. The taxable portion of a distribution is taxable as ordinary income.

The owner of any contract who is not a natural person generally must include in income any increase in the excess of the account value over the "investment in the contract" during the taxable year. There are some exceptions to this rule and a prospective owner that is not a natural person should discuss these with a competent tax adviser.

The following discussion generally applies to a contract owned by a natural person.


Withdrawals.  For  non-qualified  contracts,   partial  withdrawals,   including
withdrawals under the systematic withdrawal option, are generally treated as taxable income to the extent that the account value immediately before the withdrawal exceeds the investment in the contract at that time. The investment in the contract generally equals the amount of non-deductible purchase payments made.

The monthly premiums withdrawn from the account value for the Additional Death Benefit Rider are considered distributions taxable to the owner according to the Code. These taxable distributions will be subject to the reporting and withholding rules of the Code and may be subject to penalty if the owner is less than 59 1/2 at the time of withdrawal.

For withdrawals from qualified contracts, including withdrawals under the systematic withdrawal option or the automatic payout option, a ratable portion of the amount received is taxable, generally based on the ratio of the investment in the contract to the individual's total accrued benefit under the retirement plan or arrangement. The investment in the contract generally equals the amount of non-deductible purchase payments made by or on behalf of any individual. For certain qualified contracts, the investment in the contract can be zero. Special tax rules applicable to certain distributions from qualified contracts are discussed below, under Qualified Contracts.


If a partial withdrawal from the guarantee period account is subject to an interest adjustment, the account value immediately before the withdrawal will not be altered to take into account the interest adjustment. As a result, for purposes of determining the taxable portion of a partial withdrawal, the account value will be treated as including the amount deducted from the guarantee period account due to the interest adjustment.

Full surrenders are treated as taxable income to the extent that the amount received exceeds the investment in the contract.

Settlement Option Payments. Although the tax consequences may vary depending on the settlement option elected under the contract, in general a ratable portion of each payment that represents the amount by which the account value exceeds the investment in the contract will be taxed based on the ratio of the investment in the contract to the total benefit payable; after the investment in the contract is recovered, the full amount of any additional settlement option payments is taxable.

For variable payments, the taxable portion is generally determined by an equation that establishes a specific dollar amount of each payment that is not taxed. The dollar amount is determined by dividing the investment in the contract by the total number of expected periodic payments. However, the entire distribution will be taxable once the recipient has recovered the dollar amount of his or her investment in the contract.

For fixed payments, in general there is no tax on the portion of each payment which represents the same ratio that the investment in the contract bears to the total expected value of the payments for the term selected. However, the remainder of each settlement option payment is taxable. Once the investment in the contract has been fully recovered, the full amount of any additional settlement option payments is taxable. If settlement option payments cease as a result of an annuitant's death before full recovery of the investment in the contract, consult a competent tax adviser regarding deductibility of the unrecovered amount.


Withholding. The Code requires us to withhold federal income tax from withdrawals. However, except for certain qualified contracts, an owner will be entitled to elect, in writing, not to have tax withholding apply. Withholding applies to the portion of the distribution which is includible in income and subject to federal income tax, including the withdrawal of Additional Death Benefit Rider premiums. The federal income tax withholding rate is 10%, or 20% in the case of certain qualified plans, of the taxable amount of the distribution during a calendar year. Withholding applies only if the taxable amount of the distribution is at least $200. Some states also require withholding for state income taxes.

The withholding rate varies according to the type of distribution and the owner's tax status. Eligible rollover distributions from Section 401(a) plans and Section 403(b) tax sheltered annuities are subject to mandatory federal income tax withholding at the rate of 20%. An eligible rollover distribution is the taxable portion of any distribution from such a plan, except for certain distributions or settlement option payments made in a specified form. The 20% mandatory withholding does not apply, however, if the owner chooses a direct rollover from the plan to another tax-qualified plan or to an IRA described in Code Section 408.

The federal income tax withholding rate for a distribution that is not an eligible rollover distribution is 10% of the taxable amount of the distribution.


If distributions are delivered to foreign countries, federal income tax will generally be withheld at a 10% rate unless you certify to us that you are not a
U. S. citizen  residing abroad or a tax avoidance  expatriate as defined in Code
Section 877. Such certification may result in mandatory withholding of federal income taxes at a different rate.

Penalty Tax. A federal income tax penalty equal to 10% of the amount of any withdrawal or distribution that is taxable income may be imposed. In general, however, there is no penalty tax on distributions, (including withdrawals of Additional Death Benefit Rider premiums):


a)    made on or after the date on which the owner attains age 59 1/2;

b)    made as a result of death or disability of the owner; or

c) received in substantially equal periodic payments as a life annuity or a joint and survivor annuity for the life(ves) or life expectancy(ies) of the owner and a designated beneficiary.

Other exceptions to the tax penalty may apply to certain distributions from a qualified contract.

Taxation of Death Benefit Proceeds. Amounts may be distributed from the contract because of the death of an owner. Generally such amounts are includible in the income of the recipient as follows:

a) if distributed in a lump sum, they are taxed in the same manner as a full surrender as described above; or

 2. if distributed under a settlement option, they are taxed in the same manner as settlement option payments, as described above.


For these purposes, the investment in the contract is not affected by the owner's death. That is, the investment in the contract remains the amount of any purchase payments paid reduced by withdrawals or distributions which were excluded from gross income.

Taxation of Additional Death Benefit Rider Proceeds. We believe the Additional Death Benefit Rider described in this prospectus is a life insurance contract under Code Section 7702. As such, the death benefit of the Rider is generally excludible from the gross income of the beneficiary. A surrender, payment when the Rider is terminated, change in face amount or assignment of the contract may have tax consequences.

Transfers,   Assignments,  or  Exchanges  of  the  Contract.  For  non-qualified contracts, a transfer of ownership of a contract, the designation of an annuitant, payee, or other beneficiary who is not also the owner, or the exchange of a contract may result in certain tax consequences to the owner that are not discussed herein. An owner contemplating any such designation, transfer, assignment, or exchange should contact a competent tax adviser with respect to the potential tax effects of such a transaction. Qualified contracts may not be assigned or transferred, except as permitted by the Code or the Employee Retirement Income Security Act of 1974, also referred to as ERISA.


Multiple Contracts. All deferred non-qualified contracts that are issued by Transamerica or its affiliates to the same owner during any calendar year are treated as one contract for purposes of determining the amount includible in gross income under Code Section 72(e). In addition, the Treasury Department has specific authority to issue regulations that prevent the avoidance of Section 72(e) through the serial purchase of contracts or otherwise. Congress has also indicated that the Treasury Department may have authority to treat the combination purchase of an immediate annuity contract and separate deferred annuity contracts as a single annuity contract under its general authority to prescribe rules that may be necessary to enforce the income tax laws.

Qualified Contracts

In General. The qualified contracts are designed for use with several types of retirement plans and arrangements. The tax rules applicable to participants and beneficiaries in retirement plans or arrangements vary according to the type of plan and the terms and conditions of the plan. Special tax treatment may be available for certain types of contributions and distributions. Adverse tax consequences may result from contributions in excess of specified limits; distributions prior to age 59 1/2, subject to certain exceptions; distributions that do not conform to specified commencement and minimum distribution rules; and in other specified circumstances.

We make no attempt to provide more than general information about use of the contracts with the various types of retirement plans. Owners and participants under retirement plans, as well as annuitants and beneficiaries, are cautioned that the rights of any person to any benefits under qualified contracts may be subject to the terms and conditions of the plans themselves, regardless of the terms and conditions of the contract (including any endorsements) issued in connection with such a plan. Some retirement plans are subject to distribution and other requirements that are not incorporated in the administration of the contracts. Owners are responsible for determining that contributions and other transactions with respect to the contracts satisfy applicable law. Purchasers of contracts for use with any retirement plan should consult their legal counsel and tax adviser regarding the suitability of the contract.

For qualified plans under Section 401(a), 403(a) and 403(b), the Code requires that distributions generally must commence no later than the later of April 1 of the calendar year following the calendar year in which the owner or plan participant:

a)    reaches age 70 1/2; or

b) retires and distribution must be made in a specified manner.

If the plan participant is a 5 percent owner, as defined in the Code, distributions generally must begin no later than April 1 of the calendar year following the calendar year in which the owner or plan participant reaches age 70 1/2. For IRAs and SEP/IRAs described in Section 408, distributions generally must commence no later than the later of April 1 of the calendar year following the calendar year in which the owner or plan participant reaches age 70 1/2. Roth IRAs under Section 408A do not require distributions at any time prior to the owner's death.

Qualified Pension and Profit Sharing Plans. Code Section 401(a) permits employers to establish various types of retirement plans for employees. Such retirement plans may permit the purchase of the contract in order to provide retirement savings under the plans. Adverse tax consequences to the plan, to the participant or to both may result if this contract is assigned or transferred to any individual as a means to provide benefits payments. If you are buying a contract for use with such plans, you should seek competent advice. Advice you receive should address the suitability of the proposed plan documents and the contract to your specific needs.

Individual Retirement Annuities (IRA), Simplified Employee Plans (SEP) and Roth IRAs. The sale of a contract for use with any IRA may be subject to special disclosure requirements of the Internal Revenue Service (IRS). If you purchase a contract for use with an IRA you will be provided with supplemental information required by the IRS or other appropriate agency.

You will have the right to cancel your purchase within 7 days of whichever is earliest:

a)    the establishment of your IRA; or

b)    your purchase.

If you intend to make such a purchase, you should seek competent advice as to the suitability of the contract you are considering purchasing for use with an IRA.


The contract is designed for use with IRA rollovers and contributory IRAs. A contributory IRA is a contract to which initial and subsequent purchase payments are subject to limitations imposed by the Code. Code Section 408 permits eligible individuals to contribute to an individual retirement program known as an Individual Retirement Annuity or Individual Retirement Account, or IRA. Also, distributions from certain other types of qualified plans may be rolled over on a tax-deferred basis into an IRA.

Earnings in an IRA are not taxed until distribution. IRA contributions are limited each year to the lesser of $2,000 or 100% of the owner's compensation, including earned income as defined in Code Section 401(c)(2). These contributions may be deductible in whole or in part depending on the individual's adjusted gross income and whether or not the individual is considered an active participant in a qualified plan. The limit on the amount contributed to an IRA does not apply to distributions from certain other types of qualified plans that are rolled over on a tax-deferred basis into an IRA. Amounts in the IRA, other than nondeductible contributions, are taxed when distributed from the IRA. Distributions prior to age 59 1/2, unless certain exceptions apply, are subject to a 10% penalty tax.


Eligible employers that meet specified criteria under Code Section 408(k) could establish simplified employee pension plans, or SEP/IRAs, for their employees using IRAs. Employer contributions that may be made to such plans are larger than the amounts that may be contributed to regular IRAs, and may be deductible to the employer. SEP/IRAs are subject to certain Code requirements regarding participation and amounts of contributions.

The contract may also be used for Roth IRA conversions and contributory Roth IRAs. A contributory Roth IRA is a contract to which initial and subsequent purchase payments are subject to limitations imposed by the Code. Code Section 408A permits eligible individuals to contribute to an individual retirement program known as a Roth IRA, although contributions are not tax deductible. In addition, distributions from a non-Roth IRA may be converted to a Roth IRA. A non-Roth IRA is an individual retirement account or annuity described in Section 408(a) or 408(b), other than a Roth IRA. Distributions from a Roth IRA generally are not taxed, except that, once total distributions exceed contributions to the Roth IRA, income tax and a 10% penalty tax may apply to distributions you take:

a)    before age 59 1/2, subject to certain exceptions; or

b) during the five taxable years starting with the year in which you first contributed to the Roth IRA.

If you intend to purchase such a contract, you should seek competent advice as to the suitability of the contract for use with Roth IRAs.

Tax Sheltered Annuities. Under Code Section 403(b), payments made by public school systems and certain tax exempt organizations to purchase annuity contracts for their employees are excludable from the gross income of the employee, subject to certain limitations. However, these payments may be subject to Social Security and Medicare (FICA) taxes.

Code Section 403(b)(11) restricts the distribution under Code Section 403(b) annuity contracts of:

a)    elective contributions made in years beginning after December 31, 1988;

b)    earnings on those contributions; and

c) earnings in such years on amounts held as of the last year beginning before January 1, 1989.

Distribution of those amounts may only occur upon death of the employee, attainment of age 59 1/2, separation from service, disability, or financial hardship. In addition, income attributable to elective contributions may not be distributed in the case of hardship.

Pre-1989 contributions and earnings through December 31, 1989 are not subject to the restrictions described above. However, funds transferred to a qualified contract from a Section 403(b)(7) custodial account will be subject to the restrictions.

Restrictions under Qualified Contracts. There may be other restrictions that apply to the election, commencement, or distribution of benefits under qualified contracts, or under the terms of the plans under which contracts are issued. A qualified contract will be amended as necessary to conform to the requirements of the Code.


Contracts Purchased by
Nonresident Aliens and Foreign
Corporations

The discussion above provides general information regarding U.S. federal income tax consequences to annuity owners that are U.S. persons. Taxable distributions made to owners who are not U.S. persons will generally be subject to U.S. federal income tax withholding at a 30% rate, unless a lower treaty rate applies. In addition, distributions may be subject to state and/or municipal taxes and taxes that may be imposed by the owner's country of citizenship or residence. Prospective owners are advised to consult with a qualified tax adviser regarding U.S., state, and foreign taxation for any contract purchase.


Taxation of Transamerica


We are taxed as a life insurance company under Part I of Subchapter L of the Code. Since the variable account is not an entity separate from Transamerica, and its operations form a part of Transamerica, it will not be taxed separately as a regulated investment company under Subchapter M of the Code. Investment income and realized capital gains are automatically applied to increase reserves under the contracts. Under existing federal income tax law, we believe that the variable account investment income and realized net capital gains will not be taxed to the extent that such income and gains are applied to increase the reserves under the contracts.

Accordingly, we do not anticipate that we will incur any federal income tax liability attributable to the variable account and, therefore, we do not intend to make provisions for any such taxes. However, if changes in the federal tax laws or interpretations thereof result in our being taxed on income or gains arising from the variable account, then we may impose a charge against the variable account (with respect to some or all contracts) in order to set aside provisions to pay such taxes.

Tax Status of the Contract

Diversification Requirements. Code Section 817(h) requires that with respect to non-qualified contracts, the investments of the portfolios be adequately diversified in accordance with Treasury regulations in order for the contracts to qualify as annuity contracts under federal tax law. The variable account, through the portfolios, intends to comply with the diversification requirements prescribed by the Treasury in Reg. Sec. 1.817-5, which affect how the portfolios' assets may be invested.

In certain circumstances, owners of variable annuity contracts may be considered the owners, for federal income tax purposes, of the assets of the separate accounts used to support their contracts. In those circumstances, income and gains from the separate account assets would be includible in the variable contract owner's gross income. The IRS has stated in published rulings that a variable contract owner will be considered the owner of separate account assets if the contract owner possesses incidents of ownership in those assets, such as the ability to exercise investment control over the assets. The Treasury Department has also announced, in connection with the issuance of regulations concerning diversification, that those regulations "do not provide guidance concerning the circumstances in which investor control for the investments of a segregated asset account may cause the investor, as the owner, rather than the insurance company, to be treated as the owner of the assets in the account." This announcement also stated that guidance would be issued by way of regulations or rulings on the "extent to which policyholders may direct their investments to particular sub-accounts without being treated as owners of the underlying assets."


The ownership rights under the contract are similar to, but different in certain respects from, those described by the IRS in rulings in which it was determined that contract owners were not owners of separate account assets. For example, the owner has additional flexibility in allocating premium payments and account values. These differences could result in an owner being treated as the owner of a pro rata portion of the assets of the variable account. In addition, we do not know what standards will be set forth, if any, in the regulations or rulings which the Treasury Department has stated it expects to issue. We therefore reserve the right to modify the contract as necessary to attempt to prevent an owner from being considered the owner of a pro rata share of the assets of the variable account.

Required Distributions. In order to be treated as an annuity contract for federal income tax purposes, Code Section 72(s) requires any non-qualified contract to provide that:

a) if any owner dies on or after the annuity date but prior to the time the entire interest in the contract has been distributed, the remaining portion of such interest will be distributed at least as rapidly as under the method of distribution being used as of the date of that owner's death; and

b) if any owner dies prior to the annuity date, the entire interest in the contract will be distributed within five years after the date of the owner's death. These requirements will be considered satisfied as to any portion of the owner's interest, which is payable to or for the benefit of a designated beneficiary.

This interest is distributed over the life of the designated beneficiary, or over a period not extending beyond the life expectancy of that beneficiary, provided that such distributions begin within one year of the owner's death.

The owner's designated beneficiary refers to a natural person designated by the owner as a beneficiary. Upon the owner's death, ownership of the contract passes to the "designated beneficiary." However, if the owner's "designated beneficiary" is the surviving spouse of the deceased owner, the contract may be continued with the surviving spouse as the new owner.

The non-qualified contracts contain provisions which are intended to comply with the requirements of Code Section 72(s), although no regulations interpreting these requirements have yet been issued. All provisions in the contract will be interpreted to maintain this tax qualification. We may make changes in order to maintain this qualification or to conform the contract to any applicable changes in the tax qualification requirements. We will provide you with a copy of any changes made to the contract.

Possible Changes in Taxation

Legislation has been proposed in the past that, if enacted, would adversely modify the federal taxation of certain insurance and annuity contracts. For example, one proposal would tax transfers among investment options and tax exchanges involving variable contracts. A second proposal would reduce the investment in the contract under cash value life insurance and certain annuity contracts by certain amounts, thereby increasing the amount of income for purposes of computing gain. Although the likelihood of there being any changes is uncertain, there is always the possibility that the tax treatment of the contracts could be changed by legislation or other means. Moreover, it is also possible that any change could be retroactive, that is, effective prior to the date of the change. You should consult a tax adviser with respect to legislative developments and their effect on the contract.

Other Tax Consequences

As noted above, the foregoing discussion of the federal income tax consequences is not exhaustive and special rules are provided with respect to other tax situations not discussed in this prospectus. Further, the federal income tax consequences discussed herein reflect Transamerica's understanding of current law and the law may change. Federal estate and gift tax consequences and state and local estate, inheritance, and other tax consequences of ownership or receipt of distributions under the contract depend on the individual circumstances of each owner or recipient of the distribution. A competent tax adviser should be consulted for further information.

PERFORMANCE DATA


From time to time, we may advertise yields and average annual total returns for the variable sub-accounts. In addition, we may advertise the effective yield of the money market variable sub-account. These figures will be based on historical information and are not intended to indicate future performance.


The yield of the money market variable sub-account refers to the annualized income generated by an investment in that variable sub-account over a specified seven-day period. The yield is calculated by assuming that the income generated for that seven-day period is generated each seven-day period over a 52-week period and is shown as a percentage of the investment. The effective yield is calculated similarly but, when annualized, the income earned by an investment in that variable sub-account is assumed to be reinvested. The effective yield will be slightly higher than the yield because of the compounding effect of this assumed reinvestment.

The yield of a variable sub-account, other than the money market variable sub-account, refers to the annualized income generated by an investment in the variable sub-account over a specified thirty-day period. The yield is calculated by assuming that the income generated by the investment during that thirty-day period is generated each thirty-day period over a twelve-month period and is shown as a percentage of the investment.

The yield calculations do not reflect the effect of any contingent deferred sales load or premium taxes that may be applicable to a particular contract. To the extent that the contingent deferred sales load or premium taxes are applicable to a particular contract, the yield of that contract will be reduced. For additional information regarding yields and total returns, please refer to the Statement of Additional Information.

The average annual total return of a variable sub-account refers to return quotations assuming an investment has been held in the variable sub-account for various periods of time including, but not limited to, a period measured from the date the variable sub-account commenced operations. When a variable sub-account has been in operation for 1, 5, and 10 years, respectively, the average annual total return for these periods will be provided. The average annual total return quotations will represent the average annual compounded rates of return that would equate an initial investment of $1,000 to the redemption value of that investment, including the deduction of any applicable contingent deferred sales load but excluding deduction of any premium taxes, as of the last day of each of the periods for which total return quotations are provided.


Performance information for any variable sub-account reflects only the performance of a hypothetical contract under which account value is allocated to a variable sub-account during a particular time period on which the calculations are based. Performance information should be considered in light of the investment objectives and policies and characteristics of the portfolios in which the variable sub-account invests, and the market conditions during the given time period, and should not be considered as a representation of what may be achieved in the future. For a description of the methods used to determine yield and total returns, see the Statement of Additional Information.


Reports and promotional literature may also contain other information including:

a) the ranking of any variable sub-account derived from rankings of variable annuity separate accounts or their investment products tracked by Lipper Analytical Services, Inc., VARDS, IBC/Donoghue's Money Fund Report, Financial Planning Magazine, Money Magazine, Bank Rate Monitor, Standard and Poor's Indices, Dow Jones Industrial Average, and other rating services, companies, publications, or other persons who rank separate accounts or other investment products on overall performance or other criteria; and


b) the effect of tax deferred compounding on variable sub-account investment returns, or returns in general, which may be illustrated by graphs, charts, or otherwise, and which may include a comparison, at various points in time, of the return from an investment in a contract, or returns in general, on a tax-deferred basis, assuming one or more tax rates, with the return on a currently taxable basis. Other ranking services and indices may be used.

In our advertisements and sales literature, we may discuss, and may illustrate by graphs, charts, or through other means of written communication:


      the implications of longer life expectancy for retirement planning;

      the tax and other consequences of long-term investment in the contract;

      the effects of the contract's lifetime payout options; and

      the operation of certain special investment features of the contract -- such as the dollar cost averaging option.


We may explain and depict in charts, or other graphics, the effects of certain investment strategies, such as allocating purchase payments between the general account options and a variable sub-account. We may also discuss the Social Security system and its projected payout levels and retirement plans generally, using graphs, charts and other illustrations.

We may from time to time also disclose average annual total return in non-standard formats and cumulative non-annualized total return for the variable sub-accounts. The non-standard average annual total return and cumulative total return will assume that no contingent deferred sales load is applicable. We may from time to time also disclose yield, standard total returns, and non-standard total returns for any or all variable sub-accounts.

All non-standard performance data will only be disclosed if the standard performance data is also disclosed. For additional information regarding the calculation of other performance data, please refer to the Statement of Additional Information.


We may also advertise performance figures for the variable sub-accounts based on the performance of a portfolio prior to the time the variable account commenced operations.


YEAR 2000 ISSUE

Many computer software systems in use today cannot distinguish the year 2000 from the year 1900 because dates are encoded using the standard six-place format that allows entry of only the last two digits of the year. This is commonly known as the "Year 2000 Problem".

Regarding our systems and software that administer the contracts, we believe that our own internal systems will be Year 2000 ready. Additionally, we require third party vendors that supply software or administrative services to us in connection with the contract administration, to certify that such software and/or services will be Year 2000 ready.

The "Year 2000 Problem" could adversely impact the portfolios if the computer systems used by the portfolios' investment adviser, sub-adviser, custodian and transfer agent (including service providers' systems) do not accurately process date information on or after January 1, 2000. The investment advisers are addressing this issue by testing the computer systems they use to ensure that those systems will operate properly on or after January 1, 2000, and seeking assurances from other service providers they use that their computer systems will be adapted to address the "Year 2000 Problem" in time to prevent adverse consequences on or after January 1, 2000. However, especially when taking into account interaction with other systems, it is difficult to predict with precision that there will be no disruption of services in connection with the year 2000.

We continue to believe that we will achieve Year 2000 readiness. However, the size and complexity of our systems and the need for them to interface with other systems internally and with those of our customers, vendors, partners, governmental agencies and other outside parties, creates the possibility that some systems may experience Year 2000 problems. Although we believe we will be properly prepared for the date change, we are also developing contingency plans to minimize any potential disruptions to operations, especially from externally interfaced systems over which we have limited or no control.

This issue could also adversely impact the value of the securities that the portfolios invest in if the issuing companies' systems do not operate properly on or after January 1, 2000, and this risk could be heightened for portfolios that invest internationally. Refer to the prospectuses for the portfolios for more information.

The above information is subject to the Year 2000 Readiness Disclosure Act. This act may limit your legal rights in the event of a dispute.

LEGAL PROCEEDINGS

There is no pending material legal proceeding affecting the variable account. Transamerica is involved in various kinds of routine litigation which, in management's judgment, are not of material importance to Transamerica's assets or to the variable account.

LEGAL MATTERS

The organization of Transamerica, its authority to issue the contract and the validity of the form of the contract have been passed upon by James W. Dederer, General Counsel and Secretary of Transamerica.




ACCOUNTANTS AND FINANCIAL
STATEMENTS

The consolidated financial statements of Transamerica at December 31, 1998 and 1997, and the financial statements of Separate Account VA-6 at December 31, 1998 and for the period then ended, appearing in the Statement of Additional Information have been audited by Ernst & Young LLP, Independent Auditors, as set forth in their reports appearing in the Statement of Additional Information. The financial statements audited by Ernst & Young LLP have been included in reliance upon such reports given upon the authority of such firm as experts in accounting and auditing.

VOTING RIGHTS

To the extent required by applicable law, all portfolio shares held in the variable account will be voted by Transamerica at regular and special shareholder meetings of the respective portfolio. The shares will be voted in accordance with instructions received from persons having voting interests in the corresponding variable sub-account. If, however, the 1940 Act or any regulation thereunder should be amended, or if the present interpretation thereof should change, or if Transamerica determines that it is allowed to vote all portfolio shares in its own right, Transamerica may elect to do so.

The person with the voting interest is the owner. The number of votes which are available to an owner will be calculated separately for each variable sub-account. Before the annuity date, that number will be determined by applying his or her percentage interest, if any, in a particular variable sub-account to the total number of votes attributable to that variable sub-account. The owner holds a voting interest in each variable sub-account to which the account value is allocated. After the annuity date, the number of votes decreases as settlement option payments are made and as the reserves for the contract decrease.

The number of votes of a portfolio will be determined as of the date coincident with the date established by that portfolio for determining shareholders eligible to vote at the meeting of the portfolios. Voting instructions will be solicited by written communication prior to such meeting in accordance with procedures established by the respective portfolios. Shares for which no timely instructions are received and shares held by Transamerica for which owners have no beneficial interest will be voted in proportion to the voting instructions which are received with respect to all contracts participating in the variable sub-account. Voting instructions to abstain on any item to be voted upon will be applied on a pro rata basis.

Each person or entity having a voting interest in a variable sub-account will receive proxy material, reports and other material relating to the appropriate portfolio.

It should be noted that generally the portfolios are not required, and do not intend, to hold annual or other regular meetings of shareholders.

AVAILABLE INFORMATION

Transamerica has filed a registration statement with the Securities and Exchange Commission under the 1933 Act relating to the contract offered by this prospectus. This prospectus has been filed as a part of the Registration
Statement and does not contain all of the information set forth in the Registration Statement and exhibits thereto.

Reference is hereby made to such Registration Statement and exhibits for further information relating to Transamerica and the contract. Statements contained in this prospectus, as to the content of the contract and other legal instruments, are summaries. For a complete statement of the terms thereof, reference is made to the instruments filed as exhibits to the Registration Statement. The Registration Statement and the exhibits thereto may be inspected and copied at the office of the Commission, located at 450 Fifth Street, N.W., Washington, D.C.



STATEMENT OF ADDITIONAL INFORMATION

A Statement of Additional Information is available which contains more details concerning the subjects discussed in this prospectus. The following is the Table of Contents for that Statement:

TABLE OF CONTENTS                                                                             Page
THE CONTRACT ....................................................................................  3
NET INVESTMENT FACTOR ...........................................................................  3
VARIABLE PAYMENT OPTIONS.........................................................................  3
Variable Annuity Units and Payments..............................................................  3
Variable Annuity Unit Value......................................................................  3
Transfers After the Annuity Date.................................................................  4
GENERAL PROVISIONS...............................................................................  4
         IRS Required Distributions..............................................................  4
         Non-Participating.......................................................................  4
         Misstatement of Age or Sex..............................................................  4
         Proof of Existence and Age..............................................................  4
         Annuity Data............................................................................  4
         Assignment..............................................................................  5
         Annual Report...........................................................................  5
         Incontestability........................................................................  5
         Entire Contract.........................................................................  5
         Changes in the Contract.................................................................  5
         Protection of Benefits..................................................................  5
         Delay of Payments.......................................................................  5
         Notices and Directions..................................................................  6

CALCULATION OF YIELDS AND TOTAL RETURNS .........................................................  6
         Money Market Sub-Account Yield Calculation..............................................  6
         Other Sub-Account Yield Calculations....................................................  7
         Standard Total Return Calculations......................................................  7
         Adjusted Historical Portfolio Performance Data..........................................  7
         Other Performance Data..................................................................  8

HISTORICAL PERFORMANCE DATA......................................................................  8
         General Limitations.....................................................................  8
         Adjusted Historical Performance Data....................................................  8
DISTRIBUTION OF THE CONTRACT.....................................................................18
SAFEKEEPING OF VARIABLE ACCOUNT ASSETS...........................................................18
STATE REGULATION.................................................................................18
RECORDS AND REPORTS..............................................................................18
FINANCIAL STATEMENTS.............................................................................18
APPENDIX.........................................................................................19


Appendix A

THE GENERAL ACCOUNT OPTIONS
(Not available in all states)

This prospectus is generally intended to serve as a disclosure document only for the contract and the variable account. For complete details regarding the general account options, see the contract itself.

The account value allocated to the general account options becomes part of the general account of Transamerica, which supports insurance and annuity obligations. Because of exemptive and exclusionary provisions, interests in the general account have not been registered under the Securities Act of 1933 (the "1933 Act"), nor is the general account registered as an investment company under the 1940 Act.

Accordingly, neither the general account nor any interests therein are generally subject to the provisions of the 1933 Act or the 1940 Act, and Transamerica has been advised that the staff of the Securities and Exchange Commission has not reviewed the disclosures in this prospectus which relate to the general account options.

The general account options are part of the general account of Transamerica. The general account of Transamerica consists of all the general assets of Transamerica, other than those in the variable account, or in any other separate account. Transamerica has sole discretion to invest the assets of its general account subject to applicable law.

The allocation or transfer of funds to the general account options does not entitle the owner to share in the investment performance of Transamerica's general account.

There are two general account options: the fixed account and the guarantee period account, as described below. These options are not available in all states.

THE FIXED ACCOUNT

Currently, we guarantee that we will credit interest at a rate of not less than 3% per year, compounded annually, to amounts allocated to the fixed account under the contracts. However, we reserve the right to change the minimum rate according to state insurance law. We may credit interest at a rate in excess of 3% per year.

There is no specific formula for the determination of excess interest credits. Some of the factors that we may consider in determining whether to credit excess interest to amounts allocated to the fixed account and the amount in that account are:

      general economic trends;

      rates of return currently available;

      returns anticipated on the company's investments;

      regulatory and tax requirements; and

      competitive factors.

Any interest credited to amounts allocated to the fixed account in excess of 3% per year will be determined at the sole discretion of Transamerica. The owner assumes the risk that interest credited to the fixed account allocations may not exceed the minimum guarantee of 3% for any given year.

Rates of interest credited to the fixed account will be guaranteed for at least twelve months and will vary according to the timing and class of the allocation, transfer or renewal. At any time after the end of the twelve month period for a particular allocation, we may change the annual rate of interest for that class; this new annual rate of interest will remain in effect for at least twelve months. New purchase payments made to the contract which are allocated to the fixed account may receive different rates of interest.

These rates of interest may differ from those interest rates credited to amounts transferred from the variable sub-accounts or guarantee period account and from those credited to amounts remaining in the fixed account and receiving renewal rates. These rates of interest may also differ from rates for allocations applied under certain options and services we may be offering.

Transfers

Each contract year, as the owner, you may transfer a percentage of the value of the fixed account to variable sub-accounts or to the guarantee period accounts. The maximum percentage that may be transferred will be declared annually by us. This percentage will be determined by us at our sole discretion, but will not be less than 10% of the value of the fixed account on the preceding contract anniversary and will be declared each year. Currently, this percentage is 25%.

As the owner, you are limited to four transfers from the fixed account each contract year, and the total of all such transfers cannot exceed the current maximum. If we permit dollar cost averaging from the fixed account to the variable sub-accounts, the above restrictions are not applicable.

Generally, transfers may not be made from any variable sub-account to the fixed account for the six-month period following any transfer from the fixed account to one or more of the variable sub-accounts. Additionally, transfers may not be made from the fixed account to:

 1.  any guarantee period;

b)    the Transamerica VIF Money Market Sub-Account; or

c) any variable sub-account identified by Transamerica and investing in a portfolio of fixed income investments.

We reserve the right to modify the limitations on transfers to and from the fixed account and to defer transfers from the fixed account for up to six months from the date of request.

Special Dollar Cost Averaging Option

(May not be available in all states. See contract for availability of the fixed account options.)


When you apply for the contract, you may elect to allocate the entire initial purchase payment to either the six or twelve month special Dollar Cost Averaging account of the fixed account. The initial purchase payment will be credited with interest at a guaranteed fixed rate. Amounts will then be transferred from the special Dollar Cost Averaging account to the variable sub-accounts pro rata on a monthly basis for six or twelve months (depending on the option you select) in the allocations you specified when you applied for the contract. The four transfers per year limit does not apply to the special Dollar Cost Averaging option.

Amounts from the sub-accounts and/or general account options may not be transferred into the special Dollar Cost Averaging accounts. In addition, if you request a transfer (other than a Dollar Cost Averaging transfer) or a withdrawal from a special Dollar Cost Averaging account, any amounts remaining in the special account will be transferred to the variable sub-accounts according to your original allocation instructions. The special Dollar Cost Averaging option will end and cannot be reelected.

THE GUARANTEE PERIOD ACCOUNT

The guarantee period account provides guaranteed fixed rates of interest compounded annually for specific guarantee periods. Amounts allocated to the guarantee period account will be credited with interest of no less than 3% per year. Amounts withdrawn from a guarantee period prior to the end of its guarantee period will be subject to an interest adjustment, as explained below.

Each  guarantee  period  offers  a  specified   duration  with  a  corresponding
guaranteed interest rate. Currently we are offering three, five and seven year guarantee periods but these may change at any time.

The owner bears the risk that, after the initial guarantee period, Transamerica will not credit interest in excess of 3% per year to amounts allocated to the guarantee period account.

Each amount allocated or transferred to the guarantee period account will establish a new guarantee period of a duration selected by the owner from among those then being offered by us. Every guarantee period we offer will have a duration of at least one year. The minimum amount that may be allocated or transferred to a guarantee period is $1,000. Purchase payments allocated to a guarantee period will be credited on the guarantee period or from a variable sub-account to a guarantee period will establish a new guarantee period as of the effective date of the transfer. The guarantee period account and/or the fixed account may not be available in all states. Guarantee Period

Each guarantee period will have its own guaranteed interest rate and expiration date. The guaranteed interest rate applicable to a guarantee period will depend on the date the guarantee period is established, the duration you choose and the class of that guarantee period. A guarantee period chosen may not extend beyond the annuity date.

We reserve the right to limit the maximum number of guarantee periods that may be in effect at any one time.

We will establish effective annual rates of interest for each guarantee period. The effective annual rate of interest we establish for a guarantee period will remain in effect for the duration of the guarantee period. Interest will be credited to a guarantee period based on its daily balance at a daily rate which is equivalent to the guaranteed interest rate applicable to that guarantee period for amounts held during the entire guarantee period.

Amounts withdrawn or transferred from a guarantee period prior to its expiration date will be subject to an interest adjustment as described below. In no event will the effective annual rate of interest applicable to a guarantee period be less than 3% per year.

Interest Adjustment

If any amount is withdrawn or transferred from a guarantee period prior to its expiration date, excluding withdrawals for the purpose of paying the death benefit, the amount withdrawn or transferred will be subject to an interest adjustment. The interest adjustment reflects the impact that changing interest rates have on the value of money invested at a fixed interest rate. The interest adjustment is computed by multiplying the amount withdrawn or transferred by the following factor:

[(1 + I) divided by (1 + J + 0.005)]N/12 -1 where:

     I   is the guaranteed interest rate in effect;

     J is the current interest rate available for a period equal to the number of years remaining in the guarantee period at the time of withdrawal or transfer; fractional years are rounded up to the next full year; and N is the number of full months remaining in the term at the time the withdrawal or transfer request is processed

In general, the interest adjustment will operate to decrease the value upon withdrawal or transfer when the guaranteed interest rate in effect for that allocation is lower than the current interest rate, as of the date of the transaction, that would apply for a guarantee period equal to the number of full years remaining in the guarantee period as of that date. For purposes of determining the interest adjustment, if we do not offer a guarantee period of that duration, the applicable current interest rate will be determined by linear interpolation between current interest rates for the two time periods closest to the duration remaining. If the current interest rate thus determined plus 1/2 of one percent is greater than the guaranteed interest rate, the interest adjustment will be negative and amount withdrawn or transferred will be decreased. However, the value will never be decreased below the initial allocation plus daily interest at 3% interest per year. There are no positive interest adjustments.

Expiration of a Guarantee Period

At least 45 days, but not more than 60 days, prior to the expiration date of a guarantee period, we will notify you as to the options available when a guarantee period expires. You may elect one of the following:

a) transfer the amount held in that guarantee period to a new guarantee period from among those being offered by us at such time; or

b) transfer the amount held in that guaranteed period to one or more variable sub-accounts or to another general account option then available.


We must receive your notice electing one of these at our Service Center by the expiration date of the guarantee period. If such election has not been received by us at our Service Center, the amount held in that guarantee period will remain in the guaranteed period account. A new guarantee period of the same duration as the expiring guarantee period, if offered, will automatically be established by us with a new guaranteed interest rate declared by us for that guarantee period. The new guarantee period will start on the day following the expiration date of the previous guarantee period.

If we are not currently offering a guarantee period having the same duration as the expiring guarantee period, the new guarantee period will be the next longer duration, or if we are not offering a guarantee period longer than the duration of the expiring guarantee period, the next shorter duration. However, no guarantee period can extend beyond the annuity date.

If the amount held in an expiring guarantee period is less than $1,000, we reserves the right to transfer such amount to the money market variable sub-account.

Appendix B

Example of Variable Accumulation Unit Value Calculations

Suppose the net asset value per share of a portfolio at the end of the current valuation period is $20.15; at the end of the immediately preceding valuation period it was $20.10; the valuation period is one day; and no dividends or distributions caused the portfolio to go "ex-dividend" during the current valuation period. $20.15 divided by $20.10 is 1.002488.

Subtracting the one day risk factor for mortality and expense risk charge and the administrative expense charge of .00367% (the daily equivalent of the current charge of 1.35% on an annual basis) gives a net investment factor of 1.00245.

If the value of the variable accumulation unit for the immediately preceding valuation period had been 15.500000, the value for the current valuation period would be 15.53798 (15.5 x 1.00245).

Example of Variable Annuity Unit Value Calculations

Suppose the circumstances of the first example exist, and the value of a variable annuity unit for the immediately preceding valuation period had been 13.500000.

If the first variable annuity payment is determined by using an annuity payment based on an assumed interest rate of 4% per year, the value of the variable annuity unit for the current valuation period would be 13.53163 (13.5 x 1.00245 (the net investment factor) x 0.999893).

 0.999893 is the factor, for a one day valuation period, that neutralizes the assumed rate of four percent (4%) per year used to establish the variable annuity rates found in the contract.

Example of Variable Annuity Payment Calculations

Suppose that the account is currently credited with 3,200.000000 variable accumulation units of a particular variable sub-account.

Also suppose that the variable accumulation unit value and the variable annuity unit value for the particular variable sub-account for the valuation period which ends immediately preceding the first day of the month is 15.500000 and
13.500000 respectively, and that the variable annuity rate for the age and elected is $5.73 per $1,000.

Then the first variable annuity payment would be:

3,200 x 15.5 x 5.73 divided by 1,000 = $284.21,

and the number of variable annuity units credited for future payments would be:

284.21 divided by 13.5 = 21.052444.

For the second monthly payment, suppose that the variable annuity unit value on the 10th day of the second month is 13.565712. Then the second variable annuity payment would be

$285.59 (21.052444 x 13.565712).

Appendix C

CONDENSED FINANCIAL INFORMATION

The following condensed financial information is derived from the financial statements of the variable account. You should read the data in conjunction with the financial statements, related notes, and other financial information included in the Statement of Additional Information. The financial statements and reports of independent auditors for the variable account and Transamerica are contained in the Statement of Additional Information.



The following table sets forth certain information regarding the sub-accounts for the period from January 1, 1998, the inception of the sub-accounts through December 31, 1998. The variable account received its first deposits on January 12, 1998. The variable accumulation unit values and the number of variable accumulation units outstanding for each sub-account for the periods shown are as follows:




Year Ending December 31, 1998

                      Alger American       Alliance VPF     Alliance VPF     Dreyfus VIF Cap    Dreyfus VIF
                     Income & Growth      Growth & Income  Premier Growth  Appreciation Growth   Small Cap
                       Sub-Account          Sub-Account      Sub-Account       Sub-Account      Sub-Account
Accumulation Unit Value
    at Beginning of Period   $10.00           $10.00            $10.00           $10.00              $10.00
Accumulation Unit Value
    at End of Period      $13.12              $11.88           $14.46            $12.73            $9.57
Number of Accumulation
    Units Outstanding
    at End of Period    309,748.942         339,540.067      427,648.138       376,620.359      275,526.474



                    Janus Aspen Series   Janus Aspen Series   MFS VIT                MFS VIT           MFS VIT
                         Balanced        Worldwide Growth  Emerging Growth     Growth with Income     Research

                        Sub-Account         Sub-Account      Sub-Account           Sub-Account       Sub-Account
Accumulation Unit Value
    at Beginning of Period$10.00              $10.00           $10.00                $10.00            $10.00
Accumulation Unit Value
    at End of Period      $13.24              $12.65           $13.21                $12.06            $12.15
Number of Accumulation
    Units Outstanding
    at End of Period    368,928.321         450,342.300      298,213.933           342,844.524       151,312.906


                           MSDW                MSDW               MSDW UF      OCC Accumulation    OCC Accumulation
                     UF Fixed Income       UF High Yield   International Magnum  Trust Managed      Trust Small Cap
                        Sub-Account         Sub-Account         Sub-Account       Sub-Account         Sub-Account
Accumulation Unit Value
    at Beginning of Period$10.00              $10.00              $10.00            $10.000             $10.000
Accumulation Unit Value
    at End of Period      $10.60              $10.31              $10.71            $10.54               $8.97
Number of Accumulation
    Units Outstanding
    at End of Period    259,236.465         272,870.757         94,555.328        199,167.982        47,897.168

                       Transamerica            Transamerica
                        VIF Growth           VIF Money Market
                        Sub-Account             Sub-Account
Accumulation Unit Value
    at Beginning of Period$10.00                   $1.00
Accumulation Unit Value
    at End of Period      $14.12                   $1.04
Number of Accumulation
    Units Outstanding
    at End of Period   1,424,841.423           4,129,893.964


Appendix D

DEFINITIONS

Account Value: The sum of the variable accumulated value and the general account options accumulated value.


Additional Death Benefit Rider: This Rider must be elected before the contract effective date and provides for the benefits described on page 34 at the premiums described on page 6. If cancelled, the benefit cannot be reinstated.

Adjusted Purchase Payments: Under the Additional Death Benefit Rider, the total of all purchase payments made to the contract, minus all adjustments for withdrawals.

Adjustment for Withdrawals: Under the Additional Death Benefit Rider, the amount withdrawn, including any contingent deferred sales load, times the ratio of:

(a)  the adjusted purchase payments immediately before the withdrawal; to

(b) the account value at that time.

Withdrawals of Additional Death Benefit Rider premiums are not considered withdrawals for purposes of determining adjusted purchase payments.


Annuity Date: The date on which the annuitization phase of the contract begins.

Cash Surrender Value: The amount we will pay to the owner if the contract is surrendered on or before the annuity date. The cash surrender value is equal to: the account value; less any account fee, interest adjustment, contingent deferred sales load, and premium tax charges.

Code: The Internal Revenue Code of 1986, as amended, and the rules and regulations issued under it.


Contingent Deferred Sales Load: A charge equal to a percentage of purchase payments withdrawn that are less than seven years old. See Contingent Deferred Sales Load/Surrender Charge on page 31 for the specific percentages.


Contract Anniversary: The anniversary of the contract effective date each year. Contract Effective Date: The effective date of the contract as shown in the contract.

Contract Year: A 12-month period starting on the contract effective date and ending with the day before the contract anniversary, and each 12-month period thereafter.

Fixed Account: An account which credits a rate of interest for a period of at least twelve months for each allocation or transfer.

General Account: The assets of Transamerica that are not allocated to a separate account.

General Account Options: The fixed account and the guarantee period account offered by us to which the owner may allocate purchase payments and transfers.

General Account Options Accumulated Value: The total dollar value of all amounts the owner allocates or transfers to any general account options; plus interest credited; less any amounts withdrawn, applicable fees or premium tax charges, and/or transfers out to the variable account prior to the annuity date.

Guaranteed Interest Rate: The annual effective rate of interest after daily compounding credited to a guarantee period.


Guaranteed Minimum Death Benefit Rider: Also called a GMDB Rider, it must be elected before the contract effective date and provides for the benefits described on page 29 at the fee described on page 7. If cancelled cannot be reinstated.

Guarantee Period: The number of years that a guaranteed rate of interest will be credited to a guarantee period.

Guarantee Period Account: An account which credits a guaranteed rate of interest for a specified guarantee period. There may be several guarantee periods offered under the guarantee period account, each with a different guaranteed rate of interest.


Insured: For purposes of the Additional Death Benefit Rider, the individual(s) who is named as the owner(s).

Living Benefits Rider: Also called a "Waiver of Contingent Deferred Sales Load" rider in some contracts, it provides benefits described on page 32.


Portfolio: The investment portfolio underlying each variable sub-account in which we will invest any amounts the owner allocates to that variable sub-account.

Service Center: Transamerica's Annuity Service Center, at P.O. Box 31848, Charlotte, North Carolina 28231-1848, telephone 800-258-4260.

Status, Qualified and Non-Qualified: The contract has a qualified status if it is issued in connection with a retirement plan or program. Otherwise, the status is non-qualified.

Surrender Charge: See Contingent Deferred Sales Load.

Valuation Day: Any day the New York Stock Exchange is open. To determine the value of an asset on a day that is not a valuation day, we will use the value of that asset as of the end of the next valuation day.

Valuation Period: The time interval between the closing, which is generally 4:00 p.m. Eastern Time of the New York Stock Exchange on consecutive valuation days.

Variable Account: Separate Account VA-6, a separate account established and maintained by Transamerica for the investment of a portion of its assets pursuant to Section 58-7-95 of the North Carolina Insurance Code.

Variable Accumulation Unit: A unit of measure used to determine the variable accumulated value before the annuity date. The value of a variable accumulation unit varies with each variable sub-account.

Variable Accumulated Value: The total dollar value of all variable accumulation units under the contract prior to the annuity date.

Variable Sub-Account(s): One or more divisions of the variable account which invests solely in shares of one of the underlying portfolios.

Appendix E

Transamerica Life Insurance and Annuity Company

DISCLOSURE STATEMENT
for Individual Retirement Annuities

The following information is being provided to you, the owner, in accordance with the requirements of the Internal Revenue Service (IRS). This Disclosure Statement contains information about opening and maintaining an Individual Retirement Account or Annuity (IRA), and summarizes some of the financial and tax consequences of establishing an IRA.

Part I of this Disclosure Statement discusses Traditional IRAs, while Part II addresses Roth IRAs. Because the tax consequences of the two categories of IRAs differ significantly, it is important that you review the correct part of this Disclosure Statement to learn about your particular IRA. This Disclosure Statement does not discuss Education IRAs or SIMPLE-IRAs, except as necessary in the context of discussing other types of IRAs.


Your Transamerica Life Insurance and Annuity Company's Individual Retirement Annuity, also referred to as a Transamerica Life IRA Contract, has been approved as to form by the IRS. In addition, we are using an IRA and a Roth IRA
Endorsement based on the IRS-approved text. Please note that IRS approval applies only to the form of the contract and does not represent a determination of the merits of such IRA contract.

It may be necessary for us to amend your Transamerica Life IRA or Roth IRA Contract in order for us to obtain or maintain IRS approval of its tax qualification. In addition, laws and regulations adopted in the future may require changes to your contract in order to preserve its status as an IRA. We will send you a copy of any such amendment.

No contribution to a Transamerica Life IRA will be accepted under a SIMPLE plan established by any employer pursuant to Internal Revenue Code Section 408(p). No transfer or rollover of funds attributable to contributions made by an employer to your SIMPLE IRA under the employer's SIMPLE plan may be transferred or rolled over to your Transamerica Life IRA prior to the expiration of the two year period beginning on the date you first participated in the employer's SIMPLE plan. In addition, depending on the annuity contract you purchased, contributory IRAs may or may not be available.

This Disclosure Statement includes the non-technical explanation of some of the changes made by the Tax Reform Act of 1986 applicable to IRAs and more recent changes made by the Small Business Job Protection Act of 1996, the Health Insurance Portability and Accountability Act of 1996, the Tax Relief Act of 1997 and the IRS Restructuring and Reform Act of 1998.

The information provided applies to contributions made and distributions received after December 31, 1986, and reflects the relevant provisions of the Code as in effect on January 1, 1999. This Disclosure Statement is not intended to constitute tax advice, and you should consult a tax professional if you have questions about your own circumstances.

Revocation of Your IRA or Roth IRA

You have the right to revoke your Traditional IRA or Roth IRA issued by us during the seven calendar day period following its establishment. The establishment of your Traditional IRA or Roth IRA contract will be the contract effective date. This seven day calendar period may or may not coincide with the free look period of your contract.

In order to revoke your Traditional IRA or Roth IRA, you must notify us in writing and you must mail or deliver your revocation to us postage prepaid, at:
401 North Tryon Street, Charlotte, NC 28202. The date of the postmark, or the date of certification or registration if sent by certified or registered mail, will be considered your revocation date. If you revoke your Traditional IRA or Roth IRA during the seven day period, an amount equal to your premium will be returned to you without any adjustment.

Definitions

Code - Internal Revenue Code of 1986, as amended, and regulations issued thereunder.

Contributions - Purchase payments paid to your contract.

Contract - The annuity policy, certificate or contract which you purchased.

Compensation - For purposes of determining allowable contributions, the term compensation includes all earned income, including net earnings from self-employment and alimony or separate maintenance payments received under a decree of divorce or separate maintenance and includable in your gross income, but does not include deferred compensation or any amount received as a pension or annuity.

Regular Contributions - In General


As is more fully discussed below, for 1998 and later years, the maximum total amount that you may contribute for any tax year to your regular IRAs and your regular Roth IRAs combined is $2,000, or if less, your compensation for that year. Once you attain age 70 1/2, this limit is reduced to zero only for your regular IRAs, not for your Roth IRAs, but the separate limit on Roth IRA contributions can be reduced to zero for taxpayers with adjusted gross income, or AGI, above certain levels, as described below in Part II, Section 1. While your Roth IRA contributions are never deductible, your regular IRA contributions are fully deductible, unless you, or your spouse, is an active participant in some form of tax-qualified retirement plan for the tax year. In the latter case, any deductible portion of your regular IRA contributions for each year is subject to the limits that are described below in Part I, Section 2, and any remaining regular IRA contributions for that year must be reported to the IRS as nondeductible IRA contributions, along with your Roth IRA contributions.


IRA PART I: TRADITIONAL IRAs

The rules that apply to a Traditional Individual Retirement Account or Annuity, which is referred to in this Disclosure Statement simply as an "IRA" or as a "Traditional IRA" and which includes a regular or Spousal IRA and a rollover IRA, generally also apply to IRAs under Simplified Employee Pension plans or SEP-IRAs, unless specific rules for SEP-IRAs are stated.

1. Contributions

(a) Regular IRA. Regular IRA contributions must be in cash and are subject to the limits described above. Such contributions are also subject to the minimum amount under the Transamerica IRA contract. In addition, any of your regular contributions to an IRA for a tax year must be made by the due date, not including extensions, for your federal tax return for that tax year. See also
Part II, Section 4 below about recharacterizing IRA and Roth IRA contributions by such date.

(b) Spousal IRA. If you and your spouse file a joint federal income tax return for the taxable year and if your spouse's compensation, if any, includable in gross income for the year is less than the compensation includable in your gross income for the year, you and your spouse may each establish your own separate regular IRA, and Roth IRA, and may make contributions to such IRAs for your spouse that are not limited by your spouse's lower amount of compensation. Instead, the limit for the total contribution to spousal IRAs that can be made by you or your spouse for the tax year is:

1.    $2,000; or

2. if less, the total combined compensation for both you and your spouse reduced by any deductible IRA contributions and any Roth IRA contributions for such year.

As with any regular IRA contributions, those for your spouse cannot be made for any tax year in which your spouse has attained age 70 1/2, must be in cash, and must be made by the due date, not including extensions, for your federal income tax return for that tax year.

(c) Rollover IRA. Rollover contributions to a Traditional IRA are unlimited in dollar amount. These can include rollover contributions of eligible distributions received by you from another Traditional IRA or tax-qualified retirement plan. Generally, any distribution from a tax-qualified retirement plans, such as a pension or profit sharing plan, Code Section 401(k) plan, H.R. 10 or Keogh plan, or a Traditional IRA can be rolled over to a Traditional IRA unless it is a required minimum distribution as discussed below in Part I,
Section 4(a) or it is part of a series of payments to be paid to you over your life, life expectancy or a period of at least 10 years. In addition, distributions of "after-tax" plan contributions, i.e., amounts which are not subject to federal income tax when distributed from a tax-qualified retirement plan, are not eligible to be rolled over to an IRA. If a distribution from a tax-qualified plan or a Traditional IRA is paid to you and you want to roll over all or part of the eligible distributed amount to a Transamerica Life Traditional IRA, the rollover must be accomplished within 60 days of the date you receive the amount to be rolled over. However, you may roll over any amount from one Traditional IRA into another Traditional IRA only once in any 365-day period.

A timely rollover of an eligible distributed amount that has been paid to you directly will prevent its being taxable to you at the time of distribution; that is, none of it will be includable in your gross income until you withdraw some amount from your rollover IRA. However, any such distribution directly to you from a tax-qualified retirement plan is generally subject to a mandatory 20% withholding tax.

By contrast, a direct transfer from a tax-qualified retirement plan to a Traditional IRA is considered a "direct" rollover and is not subject to any mandatory withholding tax, or other federal income tax, upon the direct transfer. If you elect to make such a "direct" rollover from a tax-qualified plan to a Transamerica Life Traditional IRA, the transferred amount will be deposited directly into your rollover IRA.

Strict limitations apply to rollovers, and you should seek competent tax advice in order to comply with all the rules governing rollovers.

(d) Direct Transfers from another Traditional IRA. You may make an initial or subsequent contribution to your Transamerica Life Traditional IRA by directing the fiduciary or issuer of any of your existing IRAs to make a direct transfer of all or part of such IRAs in cash to your Transamerica Life Traditional IRA. Such a direct transfer between Traditional IRAs is not considered a rollover , e.g., for purposes of the 1-year waiting period or withholding.

(e) Simplified Employee Pension Plan, or SEP-IRA. If an IRA is established that meets the requirements of a SEP-IRA, generally your employer may contribute an amount not to exceed the lesser of 15% of your includable compensation ($160,000 for 1999, adjusted for inflation thereafter) or $30,000, even after you attain age 70 1/2. The amount of such contribution is not includable in your income for federal income tax purposes. In the case of a SEP-IRA that has a grandfathered qualifying form of salary reduction, referred to as a SARSEP, that was established by an employer prior to 1997, generally any employee, including a self-employed individual, who:

1.    has worked for the employer for 3 of the last 5 preceding tax years;

2.    is at least age 21; and

3. has received from the employer compensation of at least $400 for the current tax year, adjusted for inflation after 1999.

is eligible to make a before tax salary reduction contribution to the SARSEP for the current tax year of up to $10,000, adjusted for inflation after 1998, subject to the overall limits for SEP-IRA contributions.

Your employer is not required to make a SEP-IRA contribution in any year nor make the same percentage contribution each year. But if contributions are made, they must be made to the SEP-IRA for all eligible employees and must not discriminate in favor of highly compensated employees. If these rules are not met, any SEP-IRA contributions by the employer could be treated as taxable to the employees and could result in adverse tax consequences to the participating employee. For further details about SARSEPs and SEP-IRAs, e.g., for computing contribution limits for self-employed individuals, see IRS Publication 590, as indicated below.

(f) Responsibility of the Owner. Contributions, rollovers, or transfers to any IRA must be made in accordance with the appropriate sections of the Code. It is your full and sole responsibility to determine the tax deductibility of any contribution to your Traditional IRA, and to make such contributions in accordance with the Code. Transamerica does not provide tax advice, and assumes no liability for the tax consequences of any contribution to your Transamerica Life Traditional IRA.

2. Deductibility of Contributions for a Regular IRA

(a) General Rules. The deductible portion of the contributions made to the regular IRAs for you, or your spouse, for a tax year depends on whether you, or your spouse, is an "active participant" in some type of a tax-qualified retirement plan for such year, as described in Section 2(b) immediately below.

If you and your spouse file a joint return for a tax year and neither of you is an active participant for such year, then the permissible contributions to the regular IRAs for each of you are fully deductible up to $2,000 each, i.e., your combined deductible IRA contribution limit for the tax year could be $4,000.

Similarly, if you are not married, or treated as such, for the tax year and you are not an active participant for such year, the permissible contributions to your regular IRAs for the tax year are fully deductible up to $2,000. For instance, if you and your spouse file separate returns for the tax year and you did not live together at any time during such tax year, then you are treated as unmarried for such year, and if you were not an active participant for the tax year, then your deductible limit for your regular IRA contribution is $2,000, even if your spouse was an active participant for such year.

If you are an active participant for the tax year, then your $2,000 limit is subject to a phase-out rule if your AGI for such year exceeds a Threshold Level, depending on your tax filing status and the calendar year. If, however, you are not an active participant for the tax year but your spouse is, then your $2,000 limit is subject to the phase-out rule only if your AGI exceeds a higher Threshold Level. See Part I, Section 2(c), below.

(b) Active Participant. You are an "active participant" for a year if you participate in some type of tax-qualified retirement plan. For example, if you participate in a qualified pension or profit sharing plan, a Code Section 401(k) plan, certain government plans, a tax-sheltered arrangement under Code Section 403, a SIMPLE plan or a SEP-IRA plan, you are considered to be an active participant. Your Form W-2 for the year should indicate your participation status.


(c) Adjusted Gross Income, or AGI. If you are an active participant, you must look at your AGI for the year, or if you and your spouse file a joint tax return, you use your combined AGI, to determine whether you can make a deductible IRA contribution for that taxable year. The instructions for your tax return will show you how to calculate your AGI for this purpose. If you are at or below a certain AGI level, called the Threshold Level, you are treated as if you were not an active participant and you can make a deductible contribution under the same rules as a person who is not an active participant.


If you are an active participant for the tax year, then your Threshold Level depends upon whether you are a married taxpayer filing a joint tax return, an unmarried taxpayer, or a married taxpayer filing a separate tax return. If you are a married taxpayer but file a separate tax return, the Threshold Level is $0. If you are a married taxpayer filing a joint tax return, or an unmarried taxpayer, your Threshold Level depends upon the taxable year, and can be determined using the appropriate table below:



         Married Filing Jointly                               Unmarried

         Taxable      Threshold                               Taxable        Threshold
         Year         Level                                   Year           Level

         1998         $50,000                                 1998            $30,000
         1999         $51,000                                 1999            $31,000
         2000         $52,000                                 2000            $32,000
         2001         $53,000                                 2001            $33,000
         2002         $54,000                                 2002            $34,000
         2003         $60,000                                 2003            $40,000
         2004         $65,000                                 2004            $45,000
         2005         $70,000                                 2005 and
         2006         $75,000                                  thereafter     $50,000
         2007 and
              thereafter   $80,000


Beginning in 1998, if you are not an active participant for the tax year but your spouse is, and you are not treated as unmarried for filing purposes, then your Threshold Level is $150,000.

If your AGI is less than $10,000 above your Threshold Level, or $20,000 for married taxpayers filing jointly for the taxable year beginning on or after January 1, 2007, you will still be able to make a deductible contribution, but it will be limited in amount. The amount by which your AGI exceeds your Threshold Level is called your Excess AGI. The Maximum Allowable Deduction is $2,000, even for Spousal IRAs. You can calculate your Deduction Limit as follows:

10,000 - Excess AGI  x  Maximum Allowable Deduction = Deduction Limit 10,000
-------------------

For taxable years beginning on or after January 1, 2007, married taxpayers filing jointly should substitute 20,000 for 10,000 in the numerator and denominator of the above equation.

You must round up any computation of the Deduction Limit to the next highest $10 level, that is, to the next highest number which ends in zero. For example, if the result is $1,525, you must round it up to $1,530. If the final result is below $200 but above zero, your Deduction Limit is $200. Your Deduction Limit cannot in any event exceed 100% of your compensation.

3.  Nondeductible Contributions to Regular IRAs

The amounts of your regular IRA contributions which are not deductible will be nondeductible contributions to such IRAs. You may also choose to make a nondeductible contribution to your regular IRA, even if you could have deducted part or all of the contribution. Interest or other earnings on your regular IRA contributions, whether from deductible or nondeductible contributions, will not be taxed until taken out of your IRA and distributed to you.

If you make a nondeductible contribution to an IRA, you must report the amount of the nondeductible contribution to the IRS as a part of your tax return for the year, e.g., on Form 8606.



4. Distributions

(a) Required Minimum Distributions, or RMD. Distributions from your Traditional IRAs must be made or begin no later than April 1 of the calendar year following the calendar year in which you attain age 70 1/2, the required beginning date. You may take RMDs from any Traditional IRA you maintain, but not from any Roth IRA, as long as:

1.    distributions begin when required;

2.    distributions are made at least once a year; and

3. the amount to be distributed is not less than the minimum required under current federal tax law.

If you own more than one Traditional IRA, you can choose whether to take your RMD from one Traditional IRA or a combination of your Traditional IRAs. A distribution may be made at once in a lump sum, as qualifying partial withdrawals or as qualifying settlement option payments. Qualifying partial withdrawals and settlement option payments must be made in equal or substantially equal amounts over:

1.    your life or the joint lives of you and your beneficiary; or

2. a period not exceeding your life expectancy, as redetermined annually under IRS tables in the income tax regulations, or the joint life expectancy of you and your beneficiary, as redetermined annually, if that beneficiary is your spouse.

Also, special rules may apply if your designated beneficiary, other than your spouse, is more than ten years younger than you.

If qualifying settlement option payments start prior to the April 1 following the year you turn age 70 1/2, then the annuity date of such settlement option payments will be treated as the required beginning date for purposes of the RMD provisions, above, and the death benefit provisions, below.

If you die before the entire interest in your Traditional IRAs is distributed to you, but after your required beginning date, the entire interest in your Traditional IRAs must be distributed to your beneficiaries at least as rapidly as under the method in effect at your death. If you die before your required beginning date and if you have a designated beneficiary, distributions to your designated beneficiary can be made in substantially equal installments over the life or life expectancy of the designated beneficiary, beginning by December 31 of the calendar year that is one year after the year of your death. Otherwise, if you die before your required beginning date and your surviving spouse is not your designated beneficiary, distributions must be completed by December 31 of the calendar year that is five years after the year of your death.

If your designated beneficiary is your surviving spouse, and you die before your required beginning date, your surviving spouse can become the new owner/annuitant and can continue the Transamerica Life Traditional IRA on the same basis as before your death. If your surviving spouse does not wish to continue the contract as his or her IRA, he or she may elect to receive the death benefit in the form of qualifying settlement option payments in order to avoid the 5-year rule. Such payments must be made in substantially equal amounts over your spouse's life or a period not extending beyond his or her life expectancy. Your surviving spouse must elect this option and begin receiving payments no later than the later of the following dates:

1.    December 31 of the year following the year you died; or

2. December 31 of the year in which you would have reached the required beginning date if you had not died.

Either you or, if applicable, your beneficiary, is responsible for assuring that the RMD is taken in a timely manner and that the correct amount is distributed.

(b) Taxation of IRA Distributions. Because nondeductible Traditional IRA contributions are made using income which has already been taxed, that is, they are not deductible contributions, the portion of the Traditional IRA distributions consisting of nondeductible contributions will not be taxed again when received by you. If you make any nondeductible contributions to your Traditional IRAs, each distribution from any of your Traditional IRAs will consist of a nontaxable portion, return of nondeductible contributions, and a taxable portion, return of deductible contributions, if any, and earnings.

Thus, if you receive a distribution from any of your Traditional IRAs and you previously made deductible and nondeductible contributions to such IRAs, you may not take a Traditional IRA distribution which is entirely tax-free. The following formula is used to determine the nontaxable portion of your distributions for a taxable year.

Remaining nondeductible contributions

   Divided by

   Year-end total adjusted Traditional IRA balances

    Multiplied by

    Total distributions for the year

    Equals:

    Nontaxable distributions for the year

To figure the year-end total adjusted Traditional IRA balance, you must treat all of your Traditional IRAs as a single Traditional IRA. This includes all regular IRAs, as well as SEP-IRAs, SIMPLE IRAs and Rollover IRAs, but not Roth IRAs. You also add back to your year-end total Traditional IRA balances, specifically the distributions taken during the year from your Traditional IRAs. Please refer to IRS Publication 590, Individual Retirement Arrangements for instructions, including worksheets, that can assist you in these calculations. Transamerica Life Insurance and Annuity Company will report all distributions from your Transamerica Traditional IRA to the IRS as fully taxable income to you.

Even if you withdraw all of the assets in your Traditional IRAs in a lump sum, you will not be entitled to use any form of lump sum treatment or income averaging to reduce the federal income tax on your distribution. Also, no portion of your distribution qualifies as a capital gain. Moreover, any distribution made before you reach age 59 1/2, may be subject to a 10% penalty tax on early distributions, as indicated below.


(c) Withholding. Unless you elect not to have withholding apply, federal income tax will be withheld from your Traditional IRA distributions. If you receive distributions under a settlement option, tax will be withheld in the same manner as taxes withheld on wages, calculated as if you were married and claim three withholding allowances. If you are receiving any other type of distribution, tax will be withheld in the amount of 10% of the distribution. If payments are delivered to foreign countries, federal income, tax will generally be withheld at a 10% rate unless you certify to Transamerica that you are not a U. S. citizen residing abroad or a tax avoidance expatriate as defined in Code Section
877. Such certification may result in mandatory withholding of federal income taxes at a different rate.

5. Penalty Taxes

(a) Excess Contributions. If at the end of any taxable year the total regular IRA contributions you made to your Traditional IRAs and your Roth IRAs, other than rollovers or transfers, exceed the maximum allowable deductible and nondeductible contributions for that year, the excess contribution amount will be subject to a nondeductible 6% excise penalty tax. Such penalty tax cannot exceed 6% of the value of your IRAs at the end of such year.

However, if you withdraw the excess contribution, plus any earnings on it, before the due date for filing your federal income tax return, including extensions, for the taxable year in which you made the excess contribution, the excess contribution will not be subject to the 6% penalty tax. The amount of the excess contribution withdrawn will not be considered an early distribution, nor otherwise be includible in your gross income if you have not taken a deduction for the excess amount.

However, the earnings withdrawn will be taxable income to you and may be subject to the 10% penalty tax on early distributions. Alternatively, excess contributions for one year may be withdrawn in a later year or may be carried forward as regular IRA contributions in the following year to the extent that the excess, when aggregated with your regular IRA contributions, if any, for the subsequent year, does not exceed the maximum allowable deductible and nondeductible amount for that year. The 6% excise tax will be imposed on excess contributions in each subsequent year they are neither returned to you nor applied as permissible regular IRA contributions for such year.

(b) Early Distributions. Since the purpose of an IRA is to accumulate funds for retirement, your receipt or use of any portion of your IRA before you attain age 59 1/2 constitutes an early distribution subject to a 10% penalty tax unless the distribution occurs as a result of your death or disability or is part of a series of substantially equal payments made over your life expectancy or the joint life expectancies of you and your beneficiary, as determined from IRS tables in the income tax regulations.

Also, the 10% penalty tax will not apply if distributions are used to pay for medical expenses in excess of 7.5% of your AGI or if distributions are used to pay for health insurance premiums for you, your spouse and/or your dependents if you are an unemployed individual who is receiving unemployment compensation under federal or state programs for at least 12 consecutive weeks. Effective for distributions made in 1998 or later, the 10% penalty tax also will not apply to an early distribution made to pay for certain qualifying first-time homebuyer expenses of you or certain family members, or for certain qualifying higher education expenses for you or certain family members.

First-time homebuyer expenses must be paid within 120 days of the distribution from the IRA and include up to $10,000 of the costs of acquiring, constructing, or reconstructing a principal residence, including any usual or reasonable settlement, financing or other closing costs. Higher education expenses include tuition, fees, books, supplies, and equipment required for enrollment, attendance, and room and board at a post-secondary educational institution. The amount of an early distribution, excluding any nondeductible contribution included therein, is includable in your gross income and may be subject to the 10% penalty tax unless you transfer it to another IRA as a qualifying rollover contribution.

(c) Failure To Satisfy RMD. If the RMD rules described above in Part I, Section 4(a) apply to you and if the amount distributed during a calendar year is less than the minimum amount required to be distributed, you will be subject to a penalty tax equal to 50% of the excess of the amount required to be distributed over the amount actually distributed.

(d) Policy Loans and Prohibited Transactions. If you or any beneficiary engage in any prohibited transaction, such as any sale, exchange or leasing of any property between you and the Traditional IRA, or any interference with the independent status of such IRA, the Traditional IRA will lose its tax exemption and be treated as having been distributed to you. The value of the entire Traditional IRA, excluding any nondeductible contributions included therein, will be includable in your gross income; and, if at the time of the prohibited transaction you are under age 59 1/2, you may also be subject to the 10% penalty tax on early distributions, as described above in Part I, Section 5(b).

If you borrow from or pledge your Traditional IRA, or your benefits under the contract, as security for a loan, the portion borrowed or pledged as security will cease to be tax-qualified, the value of that portion will be treated as distributed to you, and you will have to include the value of the portion borrowed or pledged as security in your income that year for federal tax purposes. You may also be subject to the 10% penalty tax on early distributions.

(e) Overstatement or Understatement of Nondeductible Contributions. If you overstate your nondeductible Traditional IRA contributions on your federal income tax return, without reasonable cause, you may be subject to a reporting penalty. Such a penalty also applies for failure to file any form required by the IRS to report nondeductible contributions. These penalties are in addition to any ordinary income or penalty taxes, interest, and penalties for which you may be liable if you underreport income upon receiving a distribution from your Traditional IRA. See Part I, Section 4(b) above for the tax treatment of such distributions.

IRA PART II: ROTH IRAs

1. Contributions

(a) Regular Roth IRA. You may make contributions to a regular Roth IRA in any amount up to the contribution limits described in Part II, Section 3, below. Such contributions are also subject to the minimum amount under the Transamerica Life Roth IRA contract. Such contribution must be in cash. Your contribution for a tax year must be made by the due date, not including extensions, for your federal income tax return for that tax year. Unlike Traditional IRAs, you may continue making Roth IRA contributions after reaching age 70 1/2 to the extent that your AGI does not exceed the levels described below.

(b) Spousal Roth IRA. If you and your spouse file a joint federal income tax return for the taxable year and if your spouse's compensation, if any, includable in gross income for the year is less than the compensation includable in your gross income for the year, you and your spouse may each establish your own individual Roth IRA and may make contributions to those Roth IRAs in accordance with the rules and limits for contributions contained in the Code, which are described in Part II, Section 3, below. Such contributions must be in cash. Your contribution to a Spousal Roth IRA for a tax year must be made by the due date, not including extensions, for your federal income tax return for that tax year.

(c) Rollover Roth IRA. You may make contributions to a Rollover Roth IRA within 60 days after receiving a distribution from an existing Roth IRA, subject to certain limitations discussed in Part II, Section 3, below.

(d) Transfer Roth IRA. You may make an initial or subsequent contribution to your Transamerica Life Roth IRA by directing a fiduciary or issuer of any of your existing Roth IRAs to make a direct transfer of all or a portion of the assets from such Roth IRAs to your Transamerica Life Roth IRA.

(e) Conversion Roth IRA. You may make contributions to a Conversion Roth IRA within 60 days of receiving a distribution from an existing Traditional IRA or by instructing the fiduciary or issuer of any of your existing Traditional IRAs to make a direct transfer of all or a portion of the assets from such a Traditional IRA to your Transamerica Life Roth IRA, subject to certain restrictions and subject to income tax on some or all of the converted amounts. If your AGI, not including the conversion amount, is greater than $100,000 for the tax year, or if you are married and you and your spouse file separate tax returns, you may not convert or transfer any amount from a Traditional IRA to a Roth IRA.

(f) Responsibility of the Owner. Contributions, rollovers, transfers or conversions to a Roth IRA must be made in accordance with the appropriate sections of the Code. It is your full and sole responsibility to make contributions to your Roth IRA in accordance with the Code. Transamerica Life Insurance and Annuity Company does not provide tax advice, and assumes no liability for the tax consequences of any contribution to your Roth IRA.

2. Deductibility of Contributions

Your Roth IRA permits only nondeductible after-tax contributions. However, distributions from your Roth IRA are generally not subject to federal income tax. See Part II, 4(b) below. This is unlike a Traditional IRA, which permits deductible and nondeductible contributions, but which provides that most distributions are subject to federal income tax.

3. Contribution Limits

Contributions for each taxable year to all Traditional and Roth IRAs may not exceed the lesser of 100% of your compensation or $2,000 for any calendar year, subject to AGI phase-out rules described below in Section 3(a). Rollover, transfer and conversion contributions, if properly made, do not count towards your maximum annual contribution limit, nor do employer contributions to a SEP-IRA or SIMPLE IRA.

(a) Regular Roth IRAs. The maximum amount you may contribute to a regular Roth IRA will depend on the amount of your AGI for the calendar year. Your maximum $2,000 contribution limit begins to phase out when your AGI reaches $95,000 as unmarried or $150,000 when married filing jointly. Under this phase out, your maximum regular Roth IRA contributions generally will not be less than $200; however, no contribution is allowed if your AGI exceeds $110,000 as unmarried or $160,000 when married filing jointly. If you are married and you and your spouse file separate tax returns, your maximum regular Roth IRA contribution phases out between $0 and $10,000. If you are married but you and your spouse lived apart for the entire taxable year and file separate federal income tax returns, your maximum contribution is calculated as if you were not married. You should consult your tax adviser to determine your maximum contribution.

You may make contributions to a regular Roth IRA after age 70 1/2, subject to the phase-out rules. Regular Roth IRA contributions for a tax year should be reported on your tax return for that year, specifically, on Form 8606.

(b) Spousal Roth IRAs. Contributions to your lower-earning spouse's Spousal Roth IRA may not exceed the lesser of:

1. 100% of both spouses' combined compensation minus any Roth IRA or deductible Traditional IRA contribution for the spouse with the higher compensation for the year; or

2. $2,000, as reduced by the phase-out rules described above for regular Roth IRAs.

A maximum of $4,000 may be contributed to both spouses' Roth IRAs. Contributions can be divided between the spouses' Roth IRAs as you and your spouse wish, but no more than $2,000 in regular Roth IRA contributions can be contributed to either individual's Roth IRA each year.

(c) Rollover Roth IRAs. There is no limit on the amounts that you may rollover from one Roth IRA into another Roth IRA, including your Transamerica Life Roth IRA. You may roll over a distribution from any single Roth IRA to another Roth IRA only once in any 365-day period.

(d) Transfer Roth IRAs. There is no limit on amounts that you may transfer directly from one Roth IRA into another Roth IRA, including your Transamerica Life Roth IRA. Such a direct transfer does not constitute a rollover for purposes of the 1-year waiting period.

(e) Conversion Roth IRAs. There is no limit on amounts that you may convert from your Traditional IRA into your Transamerica Life Roth IRA if you are eligible to open a Conversion Roth IRA as described in Part II, Section 1(e), above. In the case of a conversion from a SIMPLE-IRA, the conversion may only be done after the expiration of your 2-year participation period described in Code Section 72(t)(6). However, the distribution proceeds from your Traditional IRA are includable in your taxable income to the extent that they represent a return of deductible contributions and earnings on any contributions. The distribution proceeds from your Traditional IRA are not subject to the 10% early distribution penalty tax, described below, if the distribution proceeds are deposited to your Roth IRA within 60 days.

You can also make contributions to a Roth IRA by instructing the fiduciary or issuer, custodian or trustee of your existing Traditional IRAs to transfer the assets in your Traditional IRAs to the Roth IRA, which can be a successor to your existing Traditional IRAs. The transfer will be treated as a distribution from your Traditional IRAs, and that amount will be includable in your taxable income to the extent that it represents a return of deductible contributions and earnings on any contributions, but will not be subject to the 10% early distribution penalty tax.

If you converted from a Traditional IRA to a Roth IRA during 1998, the income reportable upon distribution from the Traditional IRA may be reportable entirely for 1998 or reportable ratably over four years beginning in 1998.

4. Recharacterization of IRA Contri-butions

(a) Eligibility. By making a timely transfer and election, you generally can treat a contribution made to one type of IRA as made to a different type of IRA for a taxable year. For example, if you make contributions to a Roth IRA and later discover that you are not eligible to make Roth IRA contributions, you may recharacterize all or a portion of the contribution as a Traditional IRA contribution by the filing due date, including extensions, for the applicable tax year.

You may not recharacterize amounts paid into a Traditional IRA that represented tax-free rollovers or transfers, or employer contributions.

(b) Election. You may elect to recharacterize a contribution amount made to one type of IRA by simply making a trustee-to-trustee transfer of such amount, plus net income attributable to it, to a second type of IRA on or before the federal income tax due date, including extensions, for the tax year for which the contribution was initially made. After the recharacterization has been made, you may not revoke or modify the election.

(c) Taxation of a Recharacterization. For federal income tax purposes, a recharacterized contribution will be treated as having been contributed to the transferee IRA, rather than to the transferor IRA, on the same date and for the same tax year that the contribution was initially made to the transferor IRA. A recharacterized transfer is not considered a rollover for purposes of the 1-year waiting period.

The transfer of the contribution amount being recharacterized must include the net income attributable to such amount. If such amount has experienced net losses as of the time of the recharacterization transfer, the amount transferred, the original contribution amount less any losses, will generally constitute a transfer of the entire contribution amount. You must treat the contribution amount as made to the transferee IRA on your federal income tax return for the year to which the original contribution amount related.

For reconversions following a recharacterization, see Publication 590 and Treasury Regulation Section 1.408A-5.

5. Distributions

(a) Required Minimum Distribution, or RMD. Unlike a Traditional IRA, there are no rules that require that any distribution be made to you from your Roth IRA during your lifetime.

If you die before the entire value of your Roth IRA is distributed to you, the balance of your Roth IRA must be distributed by December 31 of the calendar year that is five years after your death. However, if you die and you have a designated beneficiary, your beneficiary may elect to take distributions in the form of qualifying settlement option payments in substantially equal installments over the life or life expectancy of the designated beneficiary, beginning by December 31 of the calendar year that is one year after your death.

If your beneficiary is your surviving spouse, he or she can become the new owner/annuitant and can continue the Transamerica Life Roth IRA on the same basis as before your death. If your surviving spouse does not wish to continue the Transamerica Life Roth IRA as his or her Roth IRA, he or she may elect to receive the death benefit in the form of qualifying settlement option payments in order to avoid the 5-year distribution requirement. Such payments must be made in substantially equal amounts over your spouse's life or a period not extending beyond his or her life expectancy. Your surviving spouse must elect this option and begin receiving payments no later than the later of the following dates:

1.    December 31 of the year following the year you died; or

2. December 31 of the year in which you would have reached age 70 1/2.

Your beneficiary is responsible for assuring that the RMD following your death is taken in a timely manner and that the correct amount is distributed.

(b) Taxation of Roth IRA Distributions. The amounts that you withdraw from your Roth IRA are generally tax-free. For federal income tax purposes, all of your Roth IRAs are aggregated and Roth IRA distributions are treated as made first from Roth IRA contributions and second from earnings. Distributions that are treated as made from Roth IRA contributions are treated as made first from regular Roth IRA contributions, which are always tax-free, and second from conversion or rollover Roth IRA contributions on a first-in, first-out basis. A distribution allocable to a particular conversion or rollover Roth IRA contribution is treated as consisting first of the portion, if any, of the conversion contribution that was previously includible in gross income by reason of the conversion.

In any event, since the purpose of a Roth IRA is to accumulate funds for retirement, your receipt or use of Roth IRA earnings before you attain age 59 1/2 , or within 5 years of your first contribution to the Roth IRA, including a contribution rolled over, transferred or converted from a Traditional IRA, will generally be treated as an early distribution subject to regular income tax and to the 10% penalty tax described below in Section 6(b).

No income tax will apply to earnings that are withdrawn before you attain age 59 1/2, but which are withdrawn five or more years after the first contribution to the Roth IRA, including a rollover or transfer contribution or conversion from a Traditional IRA, where the withdrawal is made:

a)    upon your death or disability; or

b) to pay qualified first-time homebuyer expenses of you or certain family members.

No portion of your Roth IRA distribution qualifies as a capital gain. There is also a separate 5-year rule for the recapture of the 10% penalty tax that is described below in Section 6(b) and that applies to any Roth IRA distribution made prior to age 59 1/2 if any conversion or rollover contribution has been made to any Roth IRA owned by the individual within the 5 most recent taxable years, even if this current distribution from the Roth IRA is otherwise tax-free under the rules described in this Subsection 5(b).

(c) Withholding. If the distribution from your Roth IRA is subject to federal income tax, unless you elect not to have withholding apply, federal income tax will be withheld from your Roth IRA distributions. If you receive distributions under a settlement option, tax will be withheld in the same manner as taxes withheld on wages, calculated as if you were married and claim three withholding allowances. If you are receiving any other type of distribution, tax will be withheld in the amount of 10% of the amount of the distribution. If payments are delivered to foreign countries, federal income tax will generally be withheld at a 10% rate unless you certify to Transamerica Life Insurance and Annuity Company that you are not a U. S. citizen residing abroad or a "tax avoidance expatriate" as defined in Code Section 877. Such certification may result in mandatory withholding of federal income taxes at a different rate.

6. Penalty Taxes

(a) Excess Contributions. If at the end of any taxable year your total regular Roth IRA contributions, other than rollovers, transfers or conversions, exceed the maximum allowable contributions for that year, taking into account Traditional IRA contributions, the excess contribution amount will be subject to a nondeductible 6% excise penalty tax. Such penalty tax cannot exceed 6% of the value of your Roth IRAs at the end of such year. However, if you withdraw the excess contribution, plus any earnings on it, before the due date for filing your federal income tax return, including extensions, for the taxable year in which you made the excess contribution, the excess contribution will not be subject to the 6% penalty tax.

The amount of the excess contribution withdrawn will not be considered an early distribution, but the earnings withdrawn will be taxable income to you and may be subject to the 10% penalty tax on early distributions. Alternatively, excess contributions for one year may be withdrawn in a later year or may be carried forward as Roth IRA contributions in a later year to the extent that the excess, when aggregated with your regular Roth IRA contributions, if any, for the subsequent year, does not exceed the maximum allowable contribution for that year. The 6% excise tax will be imposed on excess contributions in each subsequent year they are neither returned to you nor applied as permissible regular Roth IRA contributions for such year.


(b) Early Distributions. Since the purpose of a Roth IRA is to accumulate funds for retirement, your receipt or use of any portion of your Roth IRA before you attain age 59 1/2 constitutes an early distribution subject to the 10% penalty tax on the earnings in your Roth IRA. This penalty tax will not apply if the distribution occurs as a result of your death or disability or is part of a series of substantially equal payments made over your life expectancy or the joint life expectancies of you and your beneficiary, as determined from IRS tables in the income tax regulations. Also, the 10% penalty tax will not apply if distributions are used to pay for medical expenses in excess of 7.5% of your AGI; or if distributions are used to pay for health insurance premiums for you, your spouse and/or your dependents if you are an unemployed individual who is receiving unemployment compensation under federal or state programs for at least 12 consecutive weeks.

The 10% penalty tax also will not apply to an early distribution made to pay for certain qualifying first-time homebuyer expenses for you or certain family members, or for certain qualifying higher education expenses for you or certain family members. First-time homebuyer expenses must be paid within 120 days of the distribution from the Roth IRA and include up to $10,000 of the costs of acquiring, constructing, or reconstructing a principle residence, including any usual or reasonable settlement, financing or other closing costs. Higher education expenses include tuition, fees, books, supplies, and equipment required for enrollment, attendance, and room and board at a post-secondary educational institution.

There is also a separate 5-year recapture rule for the 10% penalty tax in the case of a Roth IRA distribution made prior to age 59 1/2 that is made within 5 years after a conversion or rollover contribution from a Traditional IRA. This recapture rule exists because such a prior Roth IRA contribution avoided the 10% penalty tax when it was rolled over or converted from the Traditional IRA. Under this 5-year recapture rule, any Roth IRA distribution made prior to age 59 1/2 that is attributable to any conversion or rollover contribution from a Traditional IRA made within the previous 5 years to any of the individual's Roth IRAs is generally subject to the 10% penalty tax, and its exceptions, to the extent that such prior Roth IRA contribution was subject to ordinary tax upon the conversion or rollover, even if the Roth IRA distribution is otherwise tax-free.

Under the distribution ordering rules for a Roth IRA, all of an individual's Roth IRAs and distributions therefrom are treated as made: first from regular Roth IRA contributions; then from conversion or rollover Roth IRA contributions on a first-in, first-out basis; and last from earnings. However, whenever any Roth IRA distribution amount is attributable to any conversion or rollover contribution made within the 5 most recent tax years, this distributed amount is attributed first to the taxable portion of such prior contribution, for purposes of determining the amount of this Roth IRA distribution that is subject to the recapture of the 10% penalty tax, unless some exception to the penalty tax applies to the current Roth IRA distribution, such as age 59 1/2, disability or certain health, education or homebuyer expenses, as described above in this Subsection 6(b).

(c) Failure to Satisfy RMDs Upon Death. If the RMD rules described above in Part II, Section 4(a) apply to the beneficiary of your Roth IRA after your death and if the amount distributed during a calendar year is less than the minimum amount required to be distributed, your beneficiary will be subject to a penalty tax equal to 50% of the excess of the amount required to be distributed over the amount actually distributed.

(d) Policy Loans and Prohibited Transactions. If you or any beneficiary engage in any prohibited transaction, such as any sale, exchange or leasing of any property between you and the Roth IRA, or any interference with the independent status of the Roth IRA, the Roth IRA will lose its tax exemption and be treated as having been distributed to you. The value of any earnings on your Roth IRA contributions will be includable in your gross income; and if at the time of the prohibited transaction, you are under age 591/2 you may also be subject to the 10% penalty tax on early distributions, as described above in Part II, Section 5(b). If you borrow from or pledge your Roth IRA, or your benefits under the contract, as a security for a loan, the portion borrowed or pledged as security will cease to be tax-qualified, the value of that portion will be treated as distributed to you, and you may be subject to the 10% penalty tax on early distributions from a Roth IRA.

IRA PART III: OTHER INFORMATION

(1) Federal Estate and Gift Taxes

Any amount in or distributed from your Traditional and/or Roth IRAs upon your death may be subject to federal estate tax, although certain credits and deductions may be available. The exercise or non-exercise of an option that would pay a survivor an annuity at or after your death should not be considered a transfer for federal gift tax purposes.

(2) Tax Reporting

You must report contributions to, and distributions from, your Traditional IRA and Roth IRA, including the year-end aggregate account balance of all Traditional IRAs and Roth IRAs, on your federal income tax return for the year specifically on IRS Form 8606. For Traditional IRAs, you must designate on the return how much of your annual contribution is deductible and how much is nondeductible. You need not file IRS Form 5329 with your income tax return for a particular year unless for that year you are subject to a penalty tax because there has been an excess contribution to, an early distribution from, or insufficient RMDs from your Traditional IRA or Roth IRA, as applicable.

(3) Vesting

Your interest in your Traditional IRA or Roth IRA is nonforfeitable at all times.

(4) Exclusive Benefit

Your interest in your Traditional IRA or Roth IRA is for the exclusive benefit of you and your beneficiaries.

(5) IRS Publication 590

Additional information about your Traditional IRA or Roth IRA or about SEP-IRAs and SIMPLE-IRAs can be obtained from any district office of the IRS or by calling 1-800-TAX-FORM for a free copy of IRS Publication 590, Individual Retirement Arrangements.

Please  forward,   without  charge,  a  copy  of  the  Statement  of  Additional
Information concerning the Transamerica Seriessm - Transamerica Catalystsm Variable Annuity issued by Transamerica Life Insurance and Annuity Company to:

Please print or type and fill in all information:


-------------------------------------------------------------------------
Name

-------------------------------------------------------------------------
Address

-------------------------------------------------------------------------
City/State/Zip

-------------------------------------------------------------------------


Date: ________________________      Signed: ______________________________

Return to Transamerica Life Insurance and Annuity Company, Annuity Service Center, 401 North Tryon Street, Suite 700, Charlotte, North Carolina 28202.

TRANSAMERICA SERIES sm
TRANSAMERICA CATALYST sm VARIABLE ANNUITY

Contract Form 4-703, Certificate Form TCG-313; Group Annuity Contract Form TGP-713 The contract is not available in all states.

Issued by Transamerica Life Insurance and Annuity Company
401 North Tryon Street, Suite 700, Charlotte, North Carolina, 28202





VIM 135-0899

                     STATEMENT OF ADDITIONAL INFORMATION FOR


                              TRANSAMERICA SERIESSM
                             TRANSAMERICA CATALYSTSM

                                VARIABLE ANNUITY

                              Separate Account VA-6

                                    Issued By
                 Transamerica Life Insurance and Annuity Company


     This statement of additional information expands upon subjects discussed in the September 7, 1999, prospectus for the Transamerica Catalyst Variable Annuity ("contract") issued by Transamerica Life Insurance and Annuity Company ("Transamerica") through Separate Account VA-6. You may obtain a free copy of the prospectus by writing to: Transamerica Life Insurance and Annuity Company, 401 North Tryon Street, Charlotte, NC 28202 or calling 800-420-7749. Terms used in the current prospectus for the contract are incorporated into this statement.


     The contract will be issued as a certificate under a group annuity contract in some states and as an individual annuity contract in other states. The term "contract" as used herein refers to both the individual contract and the certificates issued under the group contract.



   This Statement of Additional Information is not a prospectus and should be read only in conjunction with the prospectus for the contract and the portfolios.












                             Dated September 7, 1999



TABLE OF CONTENTS
                                                                                                       Page

THE CONTRACT .............................................................................................3
NET INVESTMENT FACTOR ....................................................................................3
VARIABLE PAYMENT OPTIONS..................................................................................3
Variable Annuity Units and Payments.......................................................................3
Variable Annuity Unit Value...............................................................................3
Transfers After the Annuity Date..........................................................................4
4ENERAL PROVISIONS...............................................................................
     IRS Required Distributions...........................................................................4
     Non-Participating....................................................................................4
     Misstatement of Age or Sex...........................................................................4
     Proof of Existence and Age...........................................................................4
4    Annuity Data................................................................................
     Assignment...........................................................................................5
     Annual Report........................................................................................5
     Incontestability.....................................................................................5
     Entire Contract......................................................................................5
     Changes in the Contract..............................................................................5
     Protection of Benefits...............................................................................5
     Delay of Payments....................................................................................5
     Notices and Directions...............................................................................6

CALCULATION OF YIELDS AND TOTAL RETURNS ..................................................................6
     Money Market Sub-Account Yield Calculation...........................................................6
     Other Sub-Account Yield Calculations.................................................................7
     Standard Total Return Calculations...................................................................7
     Adjusted Historical Portfolio Performance Data.......................................................8
     Other Performance Data...............................................................................8
HISTORICAL PERFORMANCE DATA...............................................................................8
     General Limitations..................................................................................8
     Historical Performance Data..........................................................................8

DISTRIBUTION OF THE CONTRACT.............................................................................18
SAFEKEEPING OF VARIABLE ACCOUNT ASSETS...................................................................18
18ATE REGULATION.................................................................................
RECORDS AND REPORTS......................................................................................18
FINANCIAL STATEMENTS.....................................................................................18
APPENDIX.................................................................................................19



THE CONTRACT

     The following pages provide additional information about the contract which may be of interest to some owners.

NET INVESTMENT FACTOR

     For any sub-account of the variable account, the net investment factor for a valuation period, before the annuity date, is (a) divided by (b), minus (c) minus (d):

     Where (a) is:

     The net asset value per share held in the sub-account, as of the end of the valuation period; plus or minus the per-share amount of any dividend or capital gain distributions if the "ex-dividend" date occurs in the valuation period; plus or minus a per-share charge or credit as we may determine, as of the end of the valuation period, for taxes.

     Where (b) is:

     The net asset value per share held in the sub-account as of the end of the last prior valuation period.

     Where (c) is:

     The daily mortality and expense risk charge of 0.00329% (1.20% annually) times the number of calendar days in the current valuation period.

     Where (d) is:

     The daily administrative expense charge, currently 0.000411% (0.15% annually) times the number of calendar days in the current valuation period. This charge may be increased, but will not exceed 0.00096% (0.35% annually).

A valuation day is defined as any day that the New York Stock Exchange is open.

VARIABLE PAYMENT OPTIONS

     The variable  payment  option provide for payments that fluctuate in dollar
amount,   based  on  the  investment   performance   of  the  elected   variable
sub-account(s).

Variable Annuity Units and Payments

     For the first monthly payment, the number of variable annuity units credited in each variable sub-account will be determined by dividing: (a) the product of the portion of the value to be applied to the variable sub-account and the variable annuity purchase rate specified in the contract; by (b) the value of one variable annuity unit in that sub-account on the annuity date.

     The amount of each subsequent variable payment equals the product of the number of variable annuity units in each variable sub-account and the variable sub-account's variable annuity unit value as of the tenth day of the month before the payment due date. The amount of each payment may vary.

Variable Annuity Unit Value

     The value of a variable annuity unit in a variable sub-account on any valuation day is determined as described below.
     The net investment factor for the valuation period (for the appropriate payment frequency) just ended is multiplied by the value of the variable annuity unit for the sub-account on the preceding valuation day. The net investment factor after the annuity date is calculated in the same manner as before the annuity date and then multiplied by an interest factor. The interest factor equals (.999893)n where n is the number of days since the preceding valuation day. This compensates for the 4% interest assumption built into the variable annuity purchase rates. We may offer assumed interest rates other than 4%. The appropriate interest factor will be applied to compensate for the assumed interest rate.

Transfers After the Annuity Date


     After the annuity date, you may transfer variable annuity units from one sub-account to another, subject to certain limitations (See "Transfers" page 25 of the prospectus). The dollar amount of each subsequent monthly annuity payment after the transfer must be determined using the new number of variable annuity units multiplied by the variable sub-account's variable annuity unit value on the tenth day of the month preceding payment. We reserve the right to change this day of the month.


     The formula used to determine a transfer after the annuity date can be found in the Appendix to this statement of additional information.

GENERAL PROVISIONS

IRS Required Distributions


     If any owner under a non-qualified contract dies before the entire interest in the contract is distributed, the value generally must be distributed to the designated beneficiary so that the contract qualifies as an annuity under the Code. (See "Federal Tax Matters" page 40 of the prospectus.)


Non-Participating

     The contract is non-participating. No dividends are payable and the contract will not share in our profits or surplus earnings.

Misstatement of Age or Sex

     If the age or sex of the annuitant or any other measuring life has been misstated, the settlement option payments under the contract will be whatever the annuity amount applied on the annuity date would purchase on the basis of the correct age or sex of the annuitant and/or other measuring life. Where required by law, rule or regulation, we may only consider the age of the annuitant and/or other measuring life. Any overpayments or underpayments by us as a result of any such misstatement may be respectively charged against or credited to the settlement option payment or payments to be made after the correction so as to adjust for such overpayment or underpayment.

Proof of Existence and Age

     Before making any payment under the contract, we may require proof of the existence and/or proof of the age of an owner and/or an annuitant or any other measuring life, or any other information deemed necessary in order to provide benefits under the contract.

Annuity Data

     We will not be liable for obligations which depend on receiving information from a payee or measuring life until such information is received in a satisfactory form.

Assignment

     No assignment of a contract will be binding on us unless made in writing and given to us at our Service Center. We are not responsible for the adequacy of any assignment. Your rights and the interest of any annuitant or non-irrevocable beneficiary will be subject to the rights of any assignee of record.

Annual Report

     At least once each contract year prior to the annuity date, you will be given a report of the current account value allocated to each sub-account of the variable account and any general account option. This report will also include any other information required by law or regulation. After the annuity date, a confirmation will be provided with every variable annuity payment.

Incontestability

     Each contract is incontestable from the contract effective date except in certain states where medical questions are required on the application for the optional Living Benefits Rider.

Entire Contract

     We have issued the contract in consideration and acceptance of the payment of the initial purchase payment and certain required information in an acceptable form and manner or, where state law requires, the application. In those states that require a written application, a copy of the application is attached to and is part of the contract and along with the contract constitutes the entire contract.

     The group annuity contract has been issued to a trust organized under Missouri law. However, the sole purpose of the trust is to hold the group annuity contract. You have all rights and benefits under the individual certificate issued under the group contract.

Changes in the Contract

     Only two authorized officers of Transamerica, acting together, have the authority to bind us or to make any change in the individual contract or the group contract or individual certificates thereunder and then only in writing. We will not be bound by any promise or representation made by any other persons.

     We may change or amend the individual contract or the group contract or individual certificates thereunder if such change or amendment is necessary for the individual contract or the group contract or individual certificates thereunder to comply with any state or federal law, rule or regulation.

Protection of Benefits

     To the extent permitted by law, no benefit (including death benefits) under the contract will be subject to any claim or process of law by any creditor.

Delay of Payments

     Payment of any cash withdrawal, lump sum death benefit, or variable payment or transfer due from the variable account will occur within seven days from the date the election becomes effective, except that we may be permitted to postpone such payment if: (1) the New York Stock Exchange is closed for other than usual weekends or holidays, or trading on the Exchange is otherwise restricted; or (2) an emergency exists as defined by the Securities and Exchange Commission (Commission), or the Commission requires that trading be restricted; or (3) the Commission permits a delay for the protection of owners.



     In addition, while it is our intention to process all transfers from the sub-accounts immediately upon receipt of a transfer request, we have the right to delay effecting a transfer from a variable sub-account for up to seven days. We may delay effecting such a transfer if there is a delay of payment from an affected portfolio. If this happens, then we will calculate the dollar value or number of units involved in the transfer from a variable sub-account on or as of the date we receive a transfer request in an acceptable form and manner, but will not process the transfer to the transferee sub-account until a later date during the seven-day delay period when the portfolio underlying the transferring sub-account obtains liquidity to fund the transfer request through sales of portfolio securities, new purchase payments, transfers by investors or otherwise. During this period, the amount transferred would not be invested in a variable sub-account.


     We may delay payment of any withdrawal from any general account options for a period of not more than six months after we receive the request for such withdrawal. If we delay payment for more than 30 days, we will pay interest on the withdrawal amount up to the date of payment. (See "Cash Withdrawals" page 28 of the prospectus.)


Notices and Directions

     We will not be bound by any authorization, direction, election or notice which is not in a form and manner acceptable to us and received at our Service Center.

     Any written notice requirement by us to you will be satisfied by our mailing of any such required written notice, by first-class mail, to your last known address as shown on our records.

CALCULATION OF YIELDS AND TOTAL RETURNS

Money Market Sub-Account Yield Calculation

     In accordance with regulations adopted by the Commission, we are required to compute the money market sub-account's current annualized yield for a seven-day period in a manner which does not take into consideration any realized or unrealized gains or losses on shares of the money market series or on its portfolio securities. This current annualized yield is computed by determining the net change (exclusive of realized gains and losses on the sale of securities and unrealized appreciation and depreciation) in the value of a hypothetical account having a balance of one unit of the money market sub-account at the beginning of such seven-day period, dividing such net change in account value by the value of the account at the beginning of the period to determine the base period return and annualizing this quotient on a 365-day basis. The net change in account value reflects the deductions for the annual account fee, the mortality and expense risk charge and administrative expense charges and income and expenses accrued during the period. Because of these deductions, the yield for the money market sub-account of the variable account will be lower than the yield for the money market series or any comparable substitute funding vehicle.

     The Commission also permits us to disclose the effective yield of the money market sub-account for the same seven-day period, determined on a compounded basis. The effective yield is calculated by compounding the unannualized base period return by adding one to the base period return, raising the sum to a power equal to 365 divided by 7, and subtracting one from the result.

     The yield on amounts held in the money market sub-account normally will fluctuate on a daily basis. Therefore, the disclosed yield for any given past period is not an indication or representation of future yields or rates of return. The money market sub-account's actual yield is affected by changes in interest rates on money market securities, average portfolio maturity of the money market series or substitute funding vehicle, the types and quality of portfolio securities held by the money market series or substitute funding vehicle, and operating expenses. In addition, the yield figures do not reflect the effect of any contingent deferred sales load (of up to 8% of purchase payments) that may be applicable to a contract.





Other Sub-Account Yield Calculations

     We may from time to time disclose the current annualized yield of one or more of the variable sub-accounts (except the money market sub-account) for 30-day periods. The annualized yield of a sub-account refers to the income generated by the sub-account over a specified 30-day period. Because this yield is annualized, the yield generated by a sub-account during the 30-day period is assumed to be generated each 30-day period. The yield is computed by dividing the net investment income per variable accumulation unit earned during the period by the price per unit on the last day of the period, according to the following formula:

         YIELD    =        2[{a-b + 1}6 -  1]
                        cd

         Where:

         a = net investment income earned during the period by the portfolio attributable to the shares owned by the sub-account.
         b = expenses for the sub-account accrued for the period (net of reimbursements). c = the average daily number of variable accumulation units outstanding during the period. d = the maximum offering price per variable accumulation unit on the last day of the period.

     Net investment income will be determined in accordance with rules established by the Commission. Accrued expenses will include all recurring fees that are charged to all contracts. The yield calculations do not reflect the effect of any contingent deferred sales load that may be applicable to a particular contract. Contingent deferred sales loads range from 8% to 0% of the amount of account value withdrawn depending on the elapsed time since the receipt of each purchase payment.

     Because of the charges and deductions imposed by the variable account, the yield for the sub-account will be lower than the yield for the corresponding portfolio. The yield on amounts held in the variable sub-accounts normally will fluctuate over time. Therefore, the disclosed yield for any given period is not an indication or representation of future yields or rates of return. The variable sub-account's actual yield will be affected by the types and quality of portfolio securities held by the portfolio, and its operating expenses.

Standard Total Return Calculations

     We may from time to time also disclose average annual total returns for one or more of the sub-accounts for various periods of time. Average annual total return quotations are computed by finding the average annual compounded rates of return over one, five and ten year periods that would equate the initial amount invested to the ending redeemable value, according to the following formula:

         P{1 + T}n = ERV

         Where:
         P =               a hypothetical initial payment of $1,000
         T =               average annual total return
         n =               number of years
         ERV               = ending  redeemable  value of a hypothetical  $1,000
                           payment  made at the  beginning  of the one,  five or
                           ten-year  period  at the  end of the  one,  five,  or
                           ten-year  period  (or  fractional   portion  of  such
                           period).

     All recurring fees are recognized in the ending redeemable value. The standard average annual total return calculations will reflect the effect of any contingent deferred sales load that may be applicable to a particular period.




Adjusted Historical Portfolio Performance Data

     We may also disclose "historical" performance data for a portfolio, for periods before the variable sub-account commenced operations. Such performance information will be calculated based on the performance of the portfolio and the assumption that the sub-account was in existence for the same periods as those indicated for the portfolio, with a level of contract charges currently in effect.

     This type of adjusted historical performance data may be disclosed on both an average annual total return and a cumulative total return basis. Moreover, it may be disclosed assuming that the contract is not surrendered (i.e., with no deduction for the contingent deferred sales load) and assuming that the contract is surrendered at the end of the applicable period (i.e., reflecting a deduction for any applicable contingent deferred sales load).

Other Performance Data

     We may from time to time also disclose average annual total returns in a non-standard format in conjunction with the standard described above. The non-standard format will be identical to the standard format except that the contingent deferred sales load percentage will be assumed to be 0%.

     Transamerica may from time to time also disclose cumulative total returns in conjunction with the standard format described above. The cumulative returns will be calculated using the following formula assuming that the contingent deferred sales load percentage will be 0%.

     CTR = {ERV/P} -  1

     Where:
     CTR =        the cumulative total return net of sub-account recurring
                    charges for the period.

               ERV = ending redeemable value of a hypothetical $1,000 payment at the beginning of the one, five, or ten-year period at the end of the one, five, or ten-year period (or fractional portion of the period).

     P =          a hypothetical initial payment of $1,000.

     All non-standard performance data will be advertised only if the standard performance data is also disclosed.

HISTORICAL PERFORMANCE DATA

     General Limitations

     The figures below represent past performance and are not indicative of future performance. The figures may reflect the waiver of advisory fees and reimbursement of other expenses which may not continue in the future.

     Portfolio information, including historical daily net asset values and capital gains and dividends distributions regarding each portfolio, has been provided by that portfolio. The adjusted historical sub-account performance data is derived from the data provided by the portfolios. We have no reason to doubt the accuracy of the figures provided by the portfolios. We have not verified these figures.

Historical Performance Data


     The charts below show historical performance data for the sub-accounts, including adjusted historical performance for the periods prior to the January 1, 1998, inception of the sub-accounts, based on the performance of the corresponding portfolios since their inception date, with a level of charges equal to those currently assessed under the contract. These figures are not an indication of the future performance of the sub-accounts. The date next to each sub-account name indicates the date of commencement of operations of the corresponding portfolio.





Notes:

1. On September 16, 1994, an investment company which had commenced operations on August 1, 1988, called Quest for Value Accumulation Trust (the "Old Trust") was effectively divided into two investment funds - The Old Trust and the present OCC Accumulation Trust (the "Present Trust") at which time the Present Trust commenced operations. The total net assets of the Small Cap Portfolio immediately after the transaction were $139,812,573 in the Old Trust and $8,129,274 in the Present Trust. For the period prior to September 16, 1994, the performance figures for the Small Cap Portfolio of the Present Trust reflect the performance of the Small Cap Portfolio of the Old Trust.

2. The Growth Portfolio of the Transamerica Variable Insurance Fund, Inc., is the successor to Separate Account Fund C of Transamerica Occidental Life Insurance Company, a management investment company funding variable annuities, through a reorganization on November 1, 1996. Accordingly, the performance data for the Transamerica VIF Growth Portfolio includes performance of its predecessor.

3. On September 16, 1994, an investment company which had commenced operations on August 1, 1988, called Quest for Value Accumulation Trust (the "Old Trust") was effectively divided into two investment funds - The Old Trust and the present OCC Accumulation Trust (the "Present Trust") at the time of the transaction there was $682,601,380 in the Old Trust and $51,345,102 in the Present Trust. For the period prior to September 16, 1994, the performance figures for the Managed Portfolio of the Present Trust reflect the performance of the Managed Portfolio of the Old Trust.


                                    Historical Performance Data Charts

1.    Average Annual Total Returns - Assuming surrender but no optional Riders

2. Average Annual Total Returns - Assuming surrender and Living Benefits Rider, Guaranteed Minimum Death Benefit Rider and Additional Death Benefit Rider

3.    Average Annual Total Returns - Assuming no surrender or optional Riders

4. Average Annual Total Returns - Assuming no surrender but reflecting Living Benefits Rider, Guaranteed Minimum Death Benefit Rider and Additional Death Benefit Rider

5. Cumulative Returns - Assuming surrender but no optional Riders

6. Cumulative Returns - Assuming surrender and Living Benefits Rider, Guaranteed Minimum Death Benefit Rider and Additional Death Benefit Rider

7. Cumulative Returns - Assuming no surrender or optional Riders

8. Cumulative Returns - Assuming no surrender but reflecting Living Benefits Rider, Guaranteed Minimum Death Benefit Rider and Additional Death Benefit Rider

1.   Average Annual Total Returns - Assuming surrender but no optional Riders

     Average annual total returns for periods since inception of the portfolio, including adjusted historical performance, for each sub-account are as follows. These figures include mortality and expense charges of 1.20% per annum, administrative expense charge of 0.15% per annum, an account fee of $30 per annum adjusted for average account size and the applicable contingent deferred sales load (maximum of 8% of purchase payments) and do not reflect any fee deduction for the optional Riders. Any credit is not reflected in this calculation.


--------------------------------- -------------- --------------- ---------------- ----------------- ------------------

                                                                                                     For the period
                                                                                                          from
          SUB-ACCOUNT                For the        For the      For the 5-year                      commencement of
     (date of commencement           1-year      3-year period    period ending   For the 10-year       portfolio
        of operation of           period ending      ending         12/31/98       period ending      operations to
    corresponding portfolio)        12/31/98        12/31/98                          12/31/98          12/31/98

--------------------------------- -------------- --------------- ---------------- ----------------- ------------------

Alger American Income & Growth       23.35%          26.13%          19.61%            13.98%            13.87%
(11/15/88)

--------------------------------- -------------- --------------- ---------------- ----------------- ------------------

Alliance VPF Growth & Income         12.00%          21.39%          19.03%             N/A              14.35%
(1/14/91)

--------------------------------- -------------- --------------- ---------------- ----------------- ------------------

Alliance VPF Premier Growth          38.73%          31.36%          25.70%             N/A              23.53%
(6/26/92)

--------------------------------- -------------- --------------- ---------------- ----------------- ------------------

Dreyfus VIF Capital                  21.16%          24.80%          21.41%             N/A              19.63%
Appreciation (4/25/93)

--------------------------------- -------------- --------------- ---------------- ----------------- ------------------

Dreyfus VIF Small Cap (8/31/90)      -12.00%         6.16%           10.69%             N/A              35.30%


--------------------------------- -------------- --------------- ---------------- ----------------- ------------------

Janus Aspen Series Balanced          25.22%          20.80%          16.95%             N/A              17.46%
(9/13/93)

--------------------------------- -------------- --------------- ---------------- ----------------- ------------------
Janus Aspen Series Worldwide         19.93%          23.52%          19.17%             N/A              21.97%
Growth (9/13/93)
--------------------------------- -------------- --------------- ---------------- ----------------- ------------------
MFS VIT Emerging Growth              25.18%          20.99%            N/A              N/A              23.80%
(7/24/95)
--------------------------------- -------------- --------------- ---------------- ----------------- ------------------

MFS VIT Growth w/ Income             13.42%          22.33%            N/A              N/A              23.12%
(10/9/95)

--------------------------------- -------------- --------------- ---------------- ----------------- ------------------
MFS VIT Research                     14.39%          18.80%            N/A              N/A              19.75%
(7/26/95)
--------------------------------- -------------- --------------- ---------------- ----------------- ------------------

MSDW UF Fixed Income (1/2/97)        -0.81%           N/A              N/A              N/A               3.98%


--------------------------------- -------------- --------------- ---------------- ----------------- ------------------

MSDW UF High Yield                   -3.87%           N/A              N/A              N/A               4.15%
(1/2/97)

--------------------------------- -------------- --------------- ---------------- ----------------- ------------------

MSDW UF International Magnum          0.24%           N/A              N/A              N/A               3.18%
(1/2/97)

--------------------------------- -------------- --------------- ---------------- ----------------- ------------------

OCC Accumulation Trust Managed       -1.58%          13.91%          17.00%            17.67%            17.31%
(8/1/88) (3)

--------------------------------- -------------- --------------- ---------------- ----------------- ------------------

OCC Accumulation Trust Small         -17.52%         6.32%            6.30%            11.61             11.25%
Cap (8/1/88) (1)

--------------------------------- -------------- --------------- ---------------- ----------------- ------------------
Transamerica VIF Growth              34.09%          35.88%          32.50%            24.69%              N/A
(2/26/69) (2)
--------------------------------- -------------- --------------- ---------------- ----------------- ------------------

Transamerica VIF Money Market          N/A            N/A              N/A              N/A              -3.63%
(1/2/98)

--------------------------------- -------------- --------------- ---------------- ----------------- ------------------






2. Average  Annual Total Returns - Assuming  surrender and  reflecting  optional
Living  Benefits  Rider,  Guaranteed  Minimum Death Benefit Rider and Additional
Death Benefit Rider

     Average annual total returns for periods since inception of the portfolio, including adjusted historical performance, for each sub-account are as follows.
These figures include mortality and expense charges of 1.20% per annum, administrative expense charge of 0.15% per annum, an account fee of $30 per annum adjusted for average account size, the applicable contingent deferred sales load (maximum 8% of purchase payments), the optional Living Benefits Rider fee of 0.05% per annum, the optional Guaranteed Minimum Death Benefit Rider fee of 0.20% per annum and the current maximum optional Additional Death Benefit
Rider premium of 0.40% per annum. Any credit is not reflected in this calculation.


--------------------------------- -------------- --------------- ---------------- ----------------- ------------------

                                                                                                     For the period
                                                                                                          from
          SUB-ACCOUNT                For the        For the      For the 5-year                      commencement of
    (date of commencement of         1-year      3-year period    period ending   For the 10-year       portfolio
          operation of            period ending      ending         12/31/98       period ending      operations to
    corresponding portfolio)        12/31/98        12/31/98                          12/31/98          12/31/98

--------------------------------- -------------- --------------- ---------------- ----------------- ------------------

Alger American Income & Growth       23.30%          26.08%          19.56%            13.93%            13.82%
(11/15/88)

--------------------------------- -------------- --------------- ---------------- ----------------- ------------------

Alliance VPF Growth & Income         11.95%          21.34%          18.98%             N/A              14.30%
(1/14/91)

--------------------------------- -------------- --------------- ---------------- ----------------- ------------------

Alliance VPF Premier Growth          38.68%          31.31%          25.65%             N/A              23.48%
(6/26/92)

--------------------------------- -------------- --------------- ---------------- ----------------- ------------------

Dreyfus VIF Capital                  21.11%          24.75%          21.36%             N/A              19.58%
Appreciation (4/25/93)

--------------------------------- -------------- --------------- ---------------- ----------------- ------------------

Dreyfus VIF Small Cap (8/31/90)      -12.05%         6.11%           10.64%             N/A              35.25%


--------------------------------- -------------- --------------- ---------------- ----------------- ------------------

Janus Aspen Series Balanced          25.17%          20.75%          16.90%             N/A              17.40%
(9/13/93)

--------------------------------- -------------- --------------- ---------------- ----------------- ------------------
Janus Aspen Series Worldwide         19.88%          23.47%          19.12%             N/A              21.92%
Growth (9/13/93)
--------------------------------- -------------- --------------- ---------------- ----------------- ------------------
MFS VIT Emerging Growth              25.13%          20.94%            N/A              N/A              23.75%
(7/24/95)
--------------------------------- -------------- --------------- ---------------- ----------------- ------------------

MFS VIT Growth w/ Income             13.37%          22.28%            N/A              N/A              23.07%
(10/9/95)

--------------------------------- -------------- --------------- ---------------- ----------------- ------------------
MFS VIT Research                     14.34%          18.75%            N/A              N/A              19.70%
(7/26/95)
--------------------------------- -------------- --------------- ---------------- ----------------- ------------------

MSDW UF Fixed Income (1/2/97)        -0.86%           N/A              N/A              N/A               3.92%


--------------------------------- -------------- --------------- ---------------- ----------------- ------------------

MSDW UF High Yield                   -3.92%           N/A              N/A              N/A               4.09%
(1/2/97)

--------------------------------- -------------- --------------- ---------------- ----------------- ------------------

MSDW UF International Magnum          0.19%           N/A              N/A              N/A               3.13%
(1/2/97)

--------------------------------- -------------- --------------- ---------------- ----------------- ------------------

OCC Accumulation Trust Managed       -1.63%          13.86%          16.95%            17.62%            17.26%
(8/1/88) (3)

--------------------------------- -------------- --------------- ---------------- ----------------- ------------------
--------------------------------- -------------- --------------- ---------------- ----------------- ------------------

OCC Accumulation Trust Small         -17.57%         6.27%            6.25%            11.56%            11.20%
Cap (8/1/88) (1)

--------------------------------- -------------- --------------- ---------------- ----------------- ------------------
Transamerica VIF Growth              34.04%          35.83%          32.45%            24.64%              N/A
(2/26/69) (2)
--------------------------------- -------------- --------------- ---------------- ----------------- ------------------

Transamerica VIF Money Market          N/A            N/A              N/A              N/A              -3.68%
(1/2/98)

--------------------------------- -------------- --------------- ---------------- ----------------- ------------------



3.   Average Annual Total Returns - Assuming no surrender or optional Riders

     Non-standard average annual total returns for periods since inception of the portfolio, including adjusted historical performance, for each sub-account are as follows. These figures include mortality and expense charges of 1.20% per annum, administrative expense charge of 0.15% per annum and an account fee of $30 per annum adjusted for average account size, but do not reflect any applicable contingent deferred sales load (maximum of 8% of purchase payments) and do not reflect any fee deduction for the optional Riders. Any credit is not reflected in this calculation.


--------------------------------- -------------- --------------- ---------------- ----------------- ------------------

                                                                                                     For the period
                                                                                                          from
          SUB-ACCOUNT                For the        For the      For the 5-year                      commencement of
     (date of commencement           1-year      3-year period    period ending   For the 10-year       portfolio
        of operation of           period ending      ending         12/31/98       period ending      operations to
    corresponding portfolio)        12/31/98        12/31/98                          12/31/98          12/31/98

--------------------------------- -------------- --------------- ---------------- ----------------- ------------------

Alger American Income & Growth       30.55%          27.44%          20.05%            13.98%            13.87%
(11/15/88)

--------------------------------- -------------- --------------- ---------------- ----------------- ------------------

Alliance VPF Growth & Income         19.20%          22.80%          19.48%             N/A              14.35%
(1/14/91)

--------------------------------- -------------- --------------- ---------------- ----------------- ------------------

Alliance VPF Premier Growth          45.93%          32.57%          26.06%             N/A              23.65%
(6/26/92)

--------------------------------- -------------- --------------- ---------------- ----------------- ------------------

Janus Aspen Series Balanced          32.42%          22.22%          17.43%             N/A              17.79%
(9/13/93)

--------------------------------- -------------- --------------- ---------------- ----------------- ------------------
Janus Aspen Series Worldwide         27.13%          24.88%          19.61%             N/A              22.26%
Growth (9/13/93)
--------------------------------- -------------- --------------- ---------------- ----------------- ------------------

Dreyfus VIF Capital                  28.36%          26.13%          21.82%             N/A              19.90%
Appreciation (4/25/93)

--------------------------------- -------------- --------------- ---------------- ----------------- ------------------
Dreyfus VIF Small Cap (8/31/90)      -4.80%          7.99%           11.28%             N/A              35.30%

--------------------------------- -------------- --------------- ---------------- ----------------- ------------------
MFS VIT Emerging Growth              32.38%          22.41%            N/A              N/A              24.72%
(7/24/95)
--------------------------------- -------------- --------------- ---------------- ----------------- ------------------

MFS VIT Growth w/ Income             20.62%          23.72%            N/A              N/A              24.16%
(10/9/95)

--------------------------------- -------------- --------------- ---------------- ----------------- ------------------
MFS VIT Research                     21.59%          20.27%            N/A              N/A              20.75%
(7/26/95)
--------------------------------- -------------- --------------- ---------------- ----------------- ------------------

MSDW UF Fixed Income (1/2/97)         6.39%           N/A              N/A              N/A               7.39%


--------------------------------- -------------- --------------- ---------------- ----------------- ------------------

MSDW UF High Yield                    3.33%           N/A              N/A              N/A               7.55%
(1/2/97)

--------------------------------- -------------- --------------- ---------------- ----------------- ------------------

MSDW UF International Magnum          7.44%           N/A              N/A              N/A               6.62%
(1/2/97)

--------------------------------- -------------- --------------- ---------------- ----------------- ------------------

OCC Accumulation Trust Managed        5.62%          15.51%          17.48%            17.67%            17.31%
(8/1/88) (3)

--------------------------------- -------------- --------------- ---------------- ----------------- ------------------

OCC Accumulation Trust Small         -10.32%         8.15%            7.00%            11.61%            11.25%
Cap (8/1/88) (1)

--------------------------------- -------------- --------------- ---------------- ----------------- ------------------
Transamerica VIF Growth              41.29%          37.00%          32.79%            24.69%              N/A
(2/26/69) (2)
--------------------------------- -------------- --------------- ---------------- ----------------- ------------------

Transamerica VIF Money Market          N/A            N/A              N/A              N/A               3.59%
(1/2/98)

--------------------------------- -------------- --------------- ---------------- ----------------- ------------------






4. Average Annual Total Returns - Assuming no surrender but reflecting  optional
Living  Benefits  Rider,  Guaranteed  Minimum Death Benefit Rider and Additional
Death Benefit Rider

     Non-standard average annual total returns for periods since inception of the portfolio, including adjusted historical performance, for each sub-account are as follows. These figures include mortality and expense charges of 1.20% per annum, administrative expense charge of 0.15% per annum and, an account fee of $30 per annum adjusted for average account size, but do not reflect any applicable contingent deferred sales load (maximum 8% of purchase payments).
They do reflect deduction of the fee for the optional Living Benefits Rider fee of 0.05% per annum, the optional Guaranteed Minimum Death Benefit Rider fee of 0.20% per annum current maximum optional Additional Death Benefit Rider premium of 0.40% per annum. Any credit is not reflected in this calculation.


--------------------------------- -------------- --------------- ---------------- ----------------- ------------------

                                                                                                     For the period
                                                                                                          from
          SUB-ACCOUNT                For the                     For the 5-year                      commencement of
     (date of commencement           1-year         For the       period ending   For the 10-year       portfolio
        of operation of           period ending  3-year period      12/31/98       period ending      operations to
    corresponding portfolio)        12/31/98         ending                           12/31/98          12/31/98
                                                    12/31/98

--------------------------------- -------------- --------------- ---------------- ----------------- ------------------
----------------------------------------------------------------------------------------------------------------------

Alger American Income & Growth       30.50%         27.39%           20.00%           13.93%             13.82%
(11/15/88)

----------------------------------------------------------------------------------------------------------------------

Alliance VPF Growth & Income         19.15%         22.75%           19.43%             N/A              14.30%
(1/14/91)

----------------------------------------------------------------------------------------------------------------------

Alliance VPF Premier Growth          45.88%         32.52%           26.01%             N/A              23.60%
(6/26/92)

----------------------------------------------------------------------------------------------------------------------

Dreyfus VIF Capital                  28.31%         26.08%           21.77%             N/A              19.85%
Appreciation (4/25/93)

----------------------------------------------------------------------------------------------------------------------

Dreyfus VIF Small Cap                -4.85%          7.94%           11.23%             N/A              35.25%
(8/31/90)

----------------------------------------------------------------------------------------------------------------------

Janus Aspen Series Balanced          32.37%         22.17%           17.38%             N/A              17.74%
(9/13/93)

----------------------------------------------------------------------------------------------------------------------
Janus Aspen Series Worldwide         27.08%         24.83%           19.56%             N/A              22.21%
Growth (9/13/93)
----------------------------------------------------------------------------------------------------------------------
MFS VIT Emerging Growth              32.33%         22.36%            N/A               N/A              24.67%
(7/24/95)
----------------------------------------------------------------------------------------------------------------------

MFS VIT Growth w/ Income             20.57%         23.67%            N/A               N/A              24.11%
(10/9/95)

----------------------------------------------------------------------------------------------------------------------
MFS VIT Research                     21.54%         20.22%            N/A               N/A              20.70%
(7/26/95)
----------------------------------------------------------------------------------------------------------------------

MSDW UF Fixed Income (1/2/97)        6.34%            N/A             N/A               N/A              7.34%


----------------------------------------------------------------------------------------------------------------------

MSDW UF International Magnum         7.39%            N/A             N/A               N/A              6.57%
(1/2/97)

----------------------------------------------------------------------------------------------------------------------

MSDW UF High Yield                   3.28%            N/A             N/A               N/A              7.50%
(1/2/97)

----------------------------------------------------------------------------------------------------------------------

OCC Accumulation Trust Managed       5.57%          15.46%           17.43%           17.62%             17.26%
(8/1/88) (3)

----------------------------------------------------------------------------------------------------------------------

OCC Accumulation Trust Small        -10.37%          8.10%           6.95%            11.56%             11.20%
Cap (8/1/88) (1)

----------------------------------------------------------------------------------------------------------------------
Transamerica VIF Growth              41.24%         36.95%           32.74%           24.64%              N/A
(2/26/69) (2)
----------------------------------------------------------------------------------------------------------------------

Transamerica VIF Money Market         N/A             N/A             N/A               N/A              3.54%
(1/2/98)

----------------------------------------------------------------------------------------------------------------------



5. Cumulative Returns - Assuming surrender but no optional Riders

     Adjusted historical cumulative total returns for periods since inception of the portfolio for each sub-account are as follows. These figures include mortality and expenses charges of 1.20% per annum, administrative expenses charge of 0.15% per annum, an account fee of $30 per annum adjusted for average account size and the applicable contingent deferred sales load (maximum of 8% of purchase payments) and do not reflect any fee deduction for the optional Riders.
Any credit is not reflected in this calculation.


--------------------------------- -------------- --------------- ---------------- ----------------- ------------------

                                                                                                     For the period
                                   For the 1-                                                             from
          SUB-ACCOUNT              Year period     For the 3-      For the 5-       For the 10-      commencement of
     (date of commencement           ending       year period      year period      year period         portfolio
        of operation of             12/31/98         ending      ending 12/31/98  ending 12/31/98     operations to
    corresponding portfolio)                        12/31/98                                            12/31/98

--------------------------------- -------------- --------------- ---------------- ----------------- ------------------
----------------------------------------------------------------------------------------------------------------------

Alger American Income & Growth       23.35%         101.57%         145.71%           270.18%           273.01%
(11/15/88)

----------------------------------------------------------------------------------------------------------------------

Alliance VPF Growth & Income         12.00%         79.78%          139.87%             N/A             191.18%
(1/14/91)

----------------------------------------------------------------------------------------------------------------------

Alliance VPF Premier Growth          38.73%         127.57%         214.68%             N/A             296.57%
(6/26/92)

----------------------------------------------------------------------------------------------------------------------

Dreyfus VIF Capital                  21.16%         95.26%          164.73%             N/A             180.03%
Appreciation (4/25/93)

----------------------------------------------------------------------------------------------------------------------

Dreyfus VIF Small Cap               -12.00%         20.54%           67.04%             N/A             1145.17%
(8/31/90)

----------------------------------------------------------------------------------------------------------------------

Janus Aspen Series Balanced          25.22%         77.18%          119.70%             N/A             134.76%
(9/13/93)

----------------------------------------------------------------------------------------------------------------------
Janus Aspen Series Worldwide         19.93%         89.37%          141.20%             N/A             186.74%
Growth (9/13/93)
----------------------------------------------------------------------------------------------------------------------
MFS VIT Emerging Growth              25.18%         78.02%            N/A               N/A             108.58%
(7/24/95)
----------------------------------------------------------------------------------------------------------------------

MFS VIT Growth w/ Income             13.42%         83.97%            N/A               N/A              95.88%
(10/9/95)

----------------------------------------------------------------------------------------------------------------------
MFS VIT Research                     14.39%         68.56%            N/A               N/A              85.84%
(7/26/95)
----------------------------------------------------------------------------------------------------------------------

MSDW UF Fixed Income (1/2/97)        -0.81%           N/A             N/A               N/A              8.10%


----------------------------------------------------------------------------------------------------------------------

MSDW UF High Yield                   -3.87%           N/A             N/A               N/A              8.45%
(1/2/97)

----------------------------------------------------------------------------------------------------------------------

MSDW UF International Magnum         0.24%            N/A             N/A               N/A              6.46%
(1/2/97)

----------------------------------------------------------------------------------------------------------------------

OCC Accumulation Trust Managed       -1.58%         48.72%          120.16%           408.96%           428.19%
(8/1/88) (3)

----------------------------------------------------------------------------------------------------------------------

OCC Accumulation Trust Small        -17.52%         21.10%           36.63%           199.96%           203.83%
Cap (8/1/88) (1)

----------------------------------------------------------------------------------------------------------------------
Transamerica VIF Growth              34.09%         151.76%         309.36%           808.27%             N/A
(2/26/69) (2)
----------------------------------------------------------------------------------------------------------------------
Transamerica VIF Money Market         N/A             N/A             N/A               N/A              -3.62%
(1/2/98)
----------------------------------------------------------------------------------------------------------------------






6. Cumulative  Returns - Assuming  surrender and optional Living Benefits Rider,
Guaranteed Minimum Death Benefit Rider and Additional Death Benefit Rider

     Adjusted historical cumulative total returns for periods since inception of the portfolio for each sub-account are as follows. These figures include mortality and expense charges of 1.20% per annum, administrative expense charge of 0.15% per annum, an account fee of $30 per annum adjusted for average account size, the applicable contingent deferred sales load (maximum 8% of purchase payments), the optional Living Benefits Rider fee of 0.05% per annum, the optional Guaranteed Minimum Death Benefit Rider fee of 0.20% per annum and current maximum optional Additional Death Benefit Rider premium of 0.40% per annum. Any credit is not reflected in this calculation.


--------------------------------- -------------- --------------- --------------- ------------------ ------------------

                                                                                                     For the period
                                                                                                          from
          SUB-ACCOUNT              For the 1-       For the         For the                          commencement of
     (date of commencement         year period   3-year period   5-year period    For the 10-year       portfolio
        of operation of              ending          ending          ending        period ending      operations to
    corresponding portfolio)        12/31/98        12/31/98        12/31/98         12/31/98           12/31/98

--------------------------------- -------------- --------------- --------------- ------------------ ------------------
----------------------------------------------------------------------------------------------------------------------

Alger American Income & Growth       23.30%         101.33%         145.19%          268.56%            271.36%
(11/15/88)

----------------------------------------------------------------------------------------------------------------------

Alliance VPF Growth & Income         11.95%         79.55%          139.36%            N/A              190.17%
(1/14/91)

----------------------------------------------------------------------------------------------------------------------

Alliance VPF Premier Growth          38.68%         127.30%         214.05%            N/A              295.51%
(6/26/92)

----------------------------------------------------------------------------------------------------------------------

Dreyfus VIF Capital                  21.11%         95.03%          164.18%            N/A              179.35%
Appreciation (4/25/93)

----------------------------------------------------------------------------------------------------------------------

Dreyfus VIF Small Cap               -12.05%         20.36%          66.66%             N/A              1141.33%
(8/31/90)

----------------------------------------------------------------------------------------------------------------------

Janus Aspen Series Balanced          25.17%         76.95%          119.22%            N/A              134.22%
(9/13/93)

----------------------------------------------------------------------------------------------------------------------
Janus Aspen Series Worldwide         19.88%         89.14%          140.69%            N/A              186.11%
Growth (9/13/93)
----------------------------------------------------------------------------------------------------------------------
MFS VIT Emerging Growth              25.13%         77.80%            N/A              N/A              108.28%
(7/24/95)
----------------------------------------------------------------------------------------------------------------------

MFS VIT Growth w/ Income             13.37%         83.74%            N/A              N/A               95.62%
(10/9/95)

----------------------------------------------------------------------------------------------------------------------
MFS VIT Research                     14.34%         68.34%            N/A              N/A               85.57%
(7/26/95)
----------------------------------------------------------------------------------------------------------------------

MSDW UF Fixed Income (1/2/97)        -0.86%           N/A             N/A              N/A               7.99%


----------------------------------------------------------------------------------------------------------------------

MSDW UF High Yield                   -3.92%           N/A             N/A              N/A               8.34%
(1/2/97)

----------------------------------------------------------------------------------------------------------------------

MSDW UF International Magnum         0.19%            N/A             N/A              N/A               6.36%
(1/2/97)

----------------------------------------------------------------------------------------------------------------------

OCC Accumulation Trust Managed       -1.63%         48.52%          119.68%          406.80%            425.84%
(8/1/88) (3)

----------------------------------------------------------------------------------------------------------------------

OCC Accumulation Trust Small        -17.57%         20.92%          36.30%           198.61%            202.41%
Cap (8/1/88) (1)

----------------------------------------------------------------------------------------------------------------------
Transamerica VIF Growth              34.04%         151.48%         308.58%          804.63%              N/A
(2/26/69) (2)
----------------------------------------------------------------------------------------------------------------------
Transamerica VIF Money Market         N/A             N/A             N/A              N/A               -3.67%
(1/2/98)
----------------------------------------------------------------------------------------------------------------------



7. Cumulative Returns - Assuming no surrender or optional Riders

     Adjusted historical non-standard cumulative total returns for periods since inception of the portfolio for each sub-account are as follow. These figures include mortality and expense charges of 1.20% per annum, administrative expense charge of 0.15% per annum and an account fee of $30 per annum adjusted for average account size but do not reflect any applicable contingent deferred sales load (maximum of 8% of purchase payments) and do not reflect any fee deduction for the optional Riders. Any credit is not reflected in this calculation.


--------------------------------- -------------- --------------- ---------------- ----------------- ------------------

                                                                                                     For the period
                                                                                                          from
          SUB-ACCOUNT              For the 1-                                                        commencement of
     (date of commencement         year period      For the      For the 5-year   For the 10-year       portfolio
        of operation of              ending      3-year period    period ending    period ending      operations to
    corresponding portfolio)        12/31/98         ending         12/31/98          12/31/98          12/31/98
                                                    12/31/98

--------------------------------- -------------- --------------- ---------------- ----------------- ------------------
----------------------------------------------------------------------------------------------------------------------

Alger American Income & Growth       30.55%         106.97%         149.31%           270.18%           273.01%
(11/15/88)

----------------------------------------------------------------------------------------------------------------------

Alliance VPF Growth & Income         19.20%         85.18%          143.47%             N/A             191.18%
(1/14/91)

----------------------------------------------------------------------------------------------------------------------

Alliance VPF Premier Growth          45.93%         132.97%         218.28%             N/A             299.27%
(6/26/92)

----------------------------------------------------------------------------------------------------------------------

Dreyfus VIF Capital                  28.36%         100.66%         168.33%             N/A             183.63%
Appreciation (4/25/93)

----------------------------------------------------------------------------------------------------------------------

Dreyfus VIF Small Ca                 -4.80%         25.94%           70.64%             N/A             1145.17%
(8/31/90)

----------------------------------------------------------------------------------------------------------------------

Janus Aspen Series Balanced          32.42%         82.58%          123.30%             N/A             138.36%
(9/13/93)

----------------------------------------------------------------------------------------------------------------------
Janus Aspen Series Worldwide         27.13%         94.77%          144.80%             N/A             190.34%
Growth (9/13/93)
----------------------------------------------------------------------------------------------------------------------
MFS VIT Emerging Growth              32.38%         83.42%            N/A               N/A             113.98%
(7/24/95)
----------------------------------------------------------------------------------------------------------------------

MFS VIT Growth w/ Income             20.62%         89.37%            N/A               N/A             101.28%
(10/9/95)

----------------------------------------------------------------------------------------------------------------------
MFS VIT Research                     21.59%         73.96%            N/A               N/A              91.24%
(7/26/95)
----------------------------------------------------------------------------------------------------------------------

MSDW UF Fixed Income (1/2/97)        6.39%            N/A             N/A               N/A              15.30%


----------------------------------------------------------------------------------------------------------------------

MSDW UF High Yield                   3.33%            N/A             N/A               N/A              15.65%
(1/2/97)

----------------------------------------------------------------------------------------------------------------------

MSDW UF International Magnum         7.44%            N/A             N/A               N/A              13.66%
(1/2/97)

----------------------------------------------------------------------------------------------------------------------

OCC Accumulation Trust Managed       5.62%          54.12%          123.76%           408.96%           428.19%
(8/1/88) (3)

----------------------------------------------------------------------------------------------------------------------

OCC Accumulation Trust Small        -10.32%         26.50%           40.23%           199.96%           203.83%
Cap (8/1/88) (1)

----------------------------------------------------------------------------------------------------------------------
Transamerica VIF Growth              41.29%         157.16%         312.96%           808.27%             N/A
(2/26/69) (2)
----------------------------------------------------------------------------------------------------------------------
Transamerica VIF Money Market         N/A             N/A             N/A               N/A              3.58%
(1/2/98)
----------------------------------------------------------------------------------------------------------------------





8.   Cumulative Returns - Assuming no surrender but reflecting Living Benefits Rider, Guaranteed Minimum Death
Benefit Rider and Additional Death Benefit Rider

     Adjusted historical non-standard cumulative total returns for periods since inception of the portfolio for each sub-account are as follow. These figures include mortality and expense charges of 1.20% per annum, administrative expense charge of 0.15% per annum and an account fee of $30 per annum adjusted for average account size, but do not reflect any applicable contingent deferred sales load (maximum 8% of purchase payments). They do reflect deductions of the fee for the optional Living Benefits Rider fee of 0.05% per annum, the optional
Guaranteed Minimum Death Benefit Rider fee of 0.20% per annum and current maximum optional Additional Death Benefit Rider premium of 0.40% per annum. Any credit is not reflected in this calculation.


--------------------------------- -------------- --------------- ---------------- ----------------- ------------------

                                                                                                     For the period
                                                                                                          from
          SUB-ACCOUNT                For the        For the      For the 5-year                      commencement of
     (date of commencement           1-year      3-year period    period ending   For the 10-year       portfolio
        of operation of           period ending      ending         12/31/98       period ending      operations to
    corresponding portfolio)        12/31/98        12/31/98                          12/31/98          12/31/98

--------------------------------- -------------- --------------- ---------------- ----------------- ------------------

Alger American Income & Growth       30.50%         106.73%          148.79%          268.56%            271.36%
(11/15/88)

--------------------------------- -------------- --------------- ---------------- ----------------- ------------------

Alliance VPF Growth & Income         19.15%          84.95%          142.96%            N/A              190.17%
(1/14/91)

--------------------------------- -------------- --------------- ---------------- ----------------- ------------------

Alliance VPF Premier Growth          45.88%         132.70%          217.65%            N/A              298.21%
(6/26/92)

--------------------------------- -------------- --------------- ---------------- ----------------- ------------------

Janus Aspen Series Balanced          32.37%          82.35%          122.82%            N/A              137.82%
(9/13/93)

--------------------------------- -------------- --------------- ---------------- ----------------- ------------------
Janus Aspen Series Worldwide         27.08%          94.54%          144.29%            N/A              189.71%
Growth (9/13/93)
--------------------------------- -------------- --------------- ---------------- ----------------- ------------------

Dreyfus VIF Capital                  28.31%         100.43%          167.78%            N/A              182.95%
Appreciation (4/25/93)

--------------------------------- -------------- --------------- ---------------- ----------------- ------------------
Dreyfus VIF Small Cap (8/31/90)      -4.85%          25.76%          70.26%             N/A             1141.33%

--------------------------------- -------------- --------------- ---------------- ----------------- ------------------
MFS VIT Emerging Growth              32.33%          83.20%            N/A              N/A              113.68%
(7/24/95)
--------------------------------- -------------- --------------- ---------------- ----------------- ------------------

MFS VIT Growth w/ Income             20.57%          89.14%            N/A              N/A              101.02%
(10/9/95)

--------------------------------- -------------- --------------- ---------------- ----------------- ------------------
MFS VIT Research                     21.54%          73.74%            N/A              N/A              90.97%
(7/26/95)
--------------------------------- -------------- --------------- ---------------- ----------------- ------------------

MSDW UF Fixed Income (1/2/97)         6.34%           N/A              N/A              N/A              15.19%


--------------------------------- -------------- --------------- ---------------- ----------------- ------------------

MSDW UF High Yield                    3.28%           N/A              N/A              N/A              15.54%
(1/2/97)

--------------------------------- -------------- --------------- ---------------- ----------------- ------------------

MSDW UF International Magnum          7.39%           N/A              N/A              N/A              13.56%
(1/2/97)

--------------------------------- -------------- --------------- ---------------- ----------------- ------------------

OCC Accumulation Trust Managed        5.57%          53.92%          123.28%          406.80%            425.84%
(8/1/88) (3)

--------------------------------- -------------- --------------- ---------------- ----------------- ------------------

OCC Accumulation Trust Small         -10.37%         26.32%          39.90%           198.61%            202.41%
Cap (8/1/88) (1)

--------------------------------- -------------- --------------- ---------------- ----------------- ------------------
Transamerica VIF Growth              41.24%         156.88%          312.18%          804.63%              N/A
(2/26/69) (2)
--------------------------------- -------------- --------------- ---------------- ----------------- ------------------
Transamerica VIF Money Market          N/A            N/A              N/A              N/A               3.53%
(1/2/98)
--------------------------------- -------------- --------------- ---------------- ----------------- ------------------

DISTRIBUTION OF THE CONTRACT

     Transamerica Securities Sales Corporation ("TSSC") is principal underwriter of the contracts under a Distribution Agreement with Transamerica. TSSC may also serve as principal underwriter and distributor of other contracts issued through the variable account and certain other separate accounts of Transamerica and affiliates of Transamerica. TSSC is an indirect wholly-owned subsidiary of Transamerica Insurance Corporation. TSSC is registered with the Commission as a broker-dealer and is a member of the National Association of Securities Dealers, Inc. ("NASD"). Transamerica pays TSSC for acting as the principal underwriter under a distribution agreement.

     TSSC has entered into sales agreements with other broker-dealers to solicit applications for the contracts through registered representatives who are licensed to sell securities and variable insurance products. These agreements provide that applications for the contracts may be solicited by registered representatives of the broker-dealers appointed by Transamerica to sell its variable life insurance and variable annuities. These broker-dealers are registered with the Commission and are members of the NASD. The registered representatives are authorized under applicable state regulations to sell variable life insurance and variable annuities.

     Under  the  agreements,   applications   for  contracts  will  be  sold  by
broker-dealers which will receive compensation as described in the prospectus.

     The offering of the contracts is expected to be continuous and TSSC does not anticipate discontinuing the offering of the contracts. However, TSSC reserves the right to discontinue the offering of the contracts.


     During fiscal year 1998, $3,847,836 in commissions were paid to TSSC as underwriter of Separate Accounts VA-6, VA-6NY and VA-7; no amounts were retained by TSSC. Under the sales agreements, TSSC will pay broker-dealers compensation based on a percentage of each purchase payment. This percentage may be up to 4% and in certain situations additional amounts for marketing allowances, production bonuses, service fees, sales awards and meetings, and asset based trailer commissions may be paid.


SAFEKEEPING OF VARIABLE ACCOUNT ASSETS

     Title to assets of the variable account is held by Transamerica. The assets of the variable account are kept separate and apart from Transamerica general account assets. Records are maintained of all purchases and redemptions of portfolio shares held by each of the sub-accounts.

STATE REGULATION

     We are subject to the insurance laws and regulations of all the states where we are licensed to operate. The availability of certain contract rights and provisions depends on state approval and/or filing and review processes. Where required by state law or regulation, the contract will be modified accordingly.

RECORDS AND REPORTS

     All records and accounts relating to the variable account will be maintained by us or by our Service Office. As presently required by the provisions of the 1940 Act and regulations promulgated thereunder which pertain to the variable account, reports containing such information as may be required under the 1940 Act or by other applicable law or regulation will be sent to owners semi-annually at their last known address of record.

FINANCIAL STATEMENTS

     This Statement of Additional Information contains the financial statements of the variable account as of and for the period ended December 31, 1998.

     The financial statements for Transamerica included in this statement of additional information should be considered only as bearing on our ability to meet our obligations under the contracts. They should not be considered as bearing on the investment performance of the assets in the variable account.

APPENDIX

         Accumulation Transfer Formula

         Transfers after the annuity date are implemented according to the following formulas:

               (1) Determine the number of units to be transferred from the variable sub-account as follows: = AT/AUV1

         (2) Determine the number of variable accumulation units remaining in such variable sub-account (after the transfer):
         = UNIT1 AT/AUV1

         (3) Determine the number of variable accumulation units in the transferee variable sub-account (after the transfer):
         = UNIT2 + AT/AUV2

         (4) Subsequent variable accumulation payments will reflect the changes in variable accumulation units in each variable sub-account as of the next variable accumulation payment's due date.

         Where:

         (AUV1) is the variable accumulation unit value of the variable sub-account that the transfer is being made from as of the end of the valuation period in which the transfer request was received.

         (AUV2) is the variable accumulation unit value of the variable sub-account that the transfer is being made to as of the end of the valuation period in which the transfer request was received.

         (UNIT1) is the number of variable accumulation units in the variable sub-account that the transfer is being made from, before the transfer.

         (UNIT2) is the number of variable accumulation units in the variable sub-account that the transfer is being made to, before the transfer.

         (AT)  is  the  dollar  amount  being   transferred  from  the  variable
sub-account.

                                OTHER INFORMATION

Item 24.  Financial Statements and Exhibits

     (a)  Financial Statements:

     All required financial statements are included in Parts A and B of this Registration Statement.

     (b)  Exhibits:

     (1) Resolutions of Board of Directors of Transamerica Life Insurance and Annuity Company (the "Company") authorizing the creation of Separate Account VA-6 (the "Separate Account"). 1/

     (2) Not Applicable.

     (3) Form of Underwriting Agreement between the Company, the Separate Account and Transamerica Securities Sales Corporation.2/

     (4) Forms of Flexible Premium Deferred Variable Annuity Contracts with Riders.

     A) Form of Flexible Premium Deferred Variable Annuity Contract for Product A, Transamerica Classic Variable Annuity 3/ 8/

     B)Form of Flexible Premium Deferred Variable Annuity Contract for Product C, Transamerica Catalyst Variable Annuity 4/ 8/


     (5) Form of Application for Flexible Premium Variable Annuity. 2/

     (6) (a) Articles of Incorporation of Transamerica Life Insurance and Annuity Company.1/

         (b)   By-Laws of Transamerica Life Insurance and Annuity Company.1/

     (7) Not Applicable.

     (8) Form of Participation Agreements.
          (a) re The Alger American Fund 3
          (b) re Alliance Variable Products Series Fund, Inc.3 (c) re Dreyfus Variable Investment Fund (d) re Janus Aspen Series 3 (e) re MFS Variable Insurance Trust 3 (f) re Morgan Stanley Universal Funds, Inc. 3 (g) re OCC Accumulation Trust 3 (h) re Transamerica Variable Insurance Fund, Inc.2/

     (9) Opinion and Consent of Counsel.2/

     (10)      (a)  Consent of Counsel./ 4/ 5/6

                 (b)  Consent of Independent Auditors./6/ 7/

     (11) No financial statements are omitted from Item 23.

     (12)      Not Applicable.


     (13)      Performance Data Calculations.3/8


     (14)      Not Applicable.

     (15)      Powers of Attorney.2/6 7/

----------------------------

1/ Incorporated by reference to the like numbered exhibit to the initial filing of the Registration Statement of Transamerica Life Insurance and Annuity Company's Separate Account VA-6 on Form N-4, File No. 333-9745, (August 8,
1996).

2/ Incorporated by reference to the like numbered exhibit to the Pre-Effective Amendment No. 1 to the Registration Statement of Transamerica Life Insurance and Annuity Company's Separate Account VA-6 on Form N-4, File No. 333-9745 (August 22, 1997).

3/ Incorporated by reference to the like numbered exhibit to the Post-Effective Amendment No. 1 to the Registration Statement of Transamerica Life Insurance and Annuity Company's Separate Account VA-6 on Form N-4, File No. 333-9745 (December 22, 1997).

4/ Incorporated by reference to the like numbered exhibit to the Post-Effective Amendment No. 2 to the Registration Statement of Transamerica Life Insurance and Annuity Company's Separate Account VA-6 on Form N-4, File No. 333-9745 (December 24, 1997).

5/ Incorporated by reference to the like-numbered exhibit to the Post-Effective Amendment No, 3 to the Registration Statement of Transamerica Life Insurance and Annuity Company's Separate Account VA-6 on Form N-4 File No. 333-9745 (February 25, 1998).

6/Incorporated by reference to the like-numbered exhibit to the Post-Effective Amendment No. 4 to the Registration Statement of Transamerica Life Insurance and Annuity Company's Separate Account VA-6 on Form N-4 File No. 333-9745 (April 29,
1998).


7. Incorporated by reference to the like-numbered exhibit to the Post-Effective Amendment No. 7 to the Registration Statement of Transamerica Life Insurance and Annuity Company's Separate Account VA-6 on Form N-4 File No. 333-9745 (April 29,
1999).

8. Filed herewith.

Items 25.  Directors and Officers of the Depositor.

     The names of Directors and Executive Officers of the Company, their positions and offices with the Company, and their other affiliations are as follows. The address of Directors and Executive Officers is 1150 South Olive Street, Los Angeles, California 90015-2211, unless indicated by asterisk.

List of Directors of Transamerica Life Insurance and Annuity Company


Frank Beardsley   Richard N. Latzer
Thomas J. Cusack
James W. Dederer           Karen MacDonald

                           Gary U. Rolle'

George A. Foegele Paul E. Rutledge III
David E. Gooding           T. Desmond Sugrue
Edgar H. Grubb             Nooruddin Veerjee
Frank C. Herringer          Robert A. Watson



List of Officers for Transamerica Life Insurance and Annuity Company
Thomas J. Cusack                    Chairman
Frank Beardsley                     President - Asset Management
Paul E. Rutledge III                President - Reinsurance Division
Nooruddin S. Veerjee FSA            President
James W. Dederer CLU                General Counsel and Secretary
Nicki Bair FSA                       Senior Vice President
Roy Chong-Kit                       Senior Vice President and Chief Actuary
Karen MacDonald                      Senior Vice President and Corporate Actuary
Thomas O'Neill                      Senior Vice President
Larry H. Roy                        Senior Vice President
Ron F. Wagley, CLU                  Senior Vice President
William R. Wellnitz FSA             Senior Vice President and Actuary
Virgina M. Wilson          Senior Vice President and Controller
Richard N. Latzer                   Chief Investment Officer
Gary U. Rolle' CFA                  Chief Investment Officer
Stephen J. Ahearn                    Investment Officer
John M. Casparian                      Investment Officer
Heather E. Creeden                    Investment Officer
Colin Funai                          Investment Officer
William L. Griffin                  Investment Officer
Heidi Y. Hu                         Investment Officer
Matthew W. Kuhns                      Investment Officer
Michael G. Luongo                       Investment Officer
Dennis J. McNamara                  Investment Officer
Matthew A. Palmer          Investment Officer
Thomas C. Pokorski                      Investment Officer
Susan A. Silbert                         Investment Officer
Philip W. Treick                     Investment Officer
Jeffrey S. Van Harte                    Investment Officer
Paul Wintermute                       Investment Officer
Lawrence M. Agin FSA                   Vice President & Associate Actuary
Michael Barnhart                    RegionalVice President
Nancy Blozis                        Vice President and Controller
Jim Bowman                          Vice President
Rose Ann Bremser                     Vice President
Sandy Brown                         Vice President
Wonjoon Cho                         Vice President
Matt Coben                          Vice President
Ken Cochrane                        Vice President
Catherine Collinson                 Vice President
Glen Cunningham            Vice President
Roberto Demarco                     Vice President
John Dohmen                         Vice President
Thomas P. Dolan                     Vice President
J. Peter Donlon                     Vice President
Harry Dunn                          Vice President & Chief Actuary
Steven Fenic                        Vice President
Jerry Gable                         Vice President
Diana Geraci                        Vice President
Paul Hankowitz MD                       Vice President & Chief Medical Director
Meheriar Hasan                       Vice President
Tom Hauptli                         Vice President
Joy Heckendorf                      Vice President
Paul Henry                          Vice President
Suzette Hoyt                        Vice President
Zahid Hussain                       Vice President and Associate Actuary
Ahmad Kamil                          Vice President & Associate Actuary
Michael Kappos                      Vice President

Patrick Kelleher                    Vice President and Reinsurance Financial Officer
Ken Kilbane                         Vice President
Carl Macero                         Vice President and Chief Reinsurance Underwriter
Susan Mack                          Vice President and Associate General Counsel
Maureen McCarthy                    Vice President
Philip McHale                       Vice President and Chief Underwriter
Vic Modugno                           Vice President & Associate Actuary
Paul L. Norris FSA                  Vice President & Actuary
Donald P. Radisich                  Vice President
William N. Scott FLMI                  Vice President
Christina Stiver                    Vice President
Karen Stout                           Vice President
James O. Strand                        Vice President
Alice Su                                    Vice President
Bill Tate                                   Vice President
Barry Tobin                         Vice President
Emily Urbano                        Vice President
Colleen Vandermark                  Vice President
Richard L. Weinstein FSA            Vice President & Associate Actuary
Timothy Weis                        Vice President
James Wilson                        Vice President
Ronald Wolfe                        Regional Vice President
Sally S. Yamada CPA, FLMI           Vice President & Treasurer
Sandra Bailey-Whichard              Second Vice President
Daniel J. Bohmfalk                  Second Vice President and Associate Actuary
Barry Buner                         Second Vice President
Reid A. Evers                       Second Vice President & Assistant General Counsel
David Fairhall FSA                   Second Vice President & Associate Actuary
Toni Forge                          Second Vice President
Selma Fox                           Second Vice President
Linda Goodwin M.D.                  Second Vice President and Reinsurance Medical Director
Andrew G. Kanelos          Second Vice President
Catherine A. Lenton                 Second Vice President
Liwen Lien                          Second Vice President
Danny Mahoney                       Second Vice President
Clay Moye                           Second Vice President
Daniel A. Norwick          Second Vice President
Paul W. Reisz                       Second Vice President
Beverly Rockecharlie                Second Vice President
Stacy Schultz                       Second Vice President
Frank Snyder                        Second Vice President
Boning Tong                         Second Vice President and Associate Actuary
Joan Ward                           Second Vice President
Kamran Haghighi                     Tax Officer
Kim A. Tursky                       Assistant Secretary
Susan Vivino                        Assistant Secretary
James Wolfenden                     Statement Officer





Item 26. Persons Controlled by or Under Common Control with the Depositor or Registrant

     Registrant is a separate account of Transamerica Life Insurance and Annuity Company, is controlled by the Contract Owners, and is not controlled by or under common control with any other person. The Depositor, Transamerica Life Insurance and Annuity Company, is wholly owned by Transamerica Occidental Life Insurance Company, which is wholly owned by Transamerica Insurance Corporation of California (Transamerica-California). Transamerica-California may be deemed to be controlled by its parent, Transamerica Corporation.

     The following chart indicates the persons controlled by or under common control with Transamerica.


                     TRANSAMERICA CORPORATION AND SUBSIDIARIES
                      WITH STATE OR COUNTRY OF INCORPORATION
Transamerica Corporation - DE
      ARC Reinsurance Corporation - HI
         Transamerica Management, Inc. - DE
            Criterion Investment Management Company - TX
      Inter-America Corporation - CA
      Mortgage Corporation of America - CA
      Pyramid Insurance Company, Ltd. - HI
         Pacific Cable Ltd. - Bmda.
            TC Cable, Inc. - DE
      RTI Holdings, Inc. - DE
      Transamerica Airlines, Inc. - DE
      Transamerica Business Technologies Corporation - DE
      Transamerica CBO I, Inc. - DE
      Transamerica Corporation (Oregon) - OR
      Transamerica Delaware, L.P. - DE
      Transamerica Finance Corporation - DE
         TA Leasing Holding Co., Inc. - DE
            Trans Ocean Ltd. - DE
               Trans Ocean Container Corp. - DE
                  SpaceWise Inc. - DE
                  TOD Liquidating Corp. - CA
                  TOL S.R.L. - Itl.
                  Trans Ocean Container Finance Corp. - DE
                  Trans Ocean Leasing Deutschland GmbH - Ger.
                  Trans Ocean Leasing PTY Limited - Aust.
                  Trans Ocean Management Corporation - CA
                  Trans Ocean Management S.A. - SWTZ
                  Trans Ocean Regional Corporate Holdings - CA
                  Trans Ocean Tank Services Corporation - DE
            Transamerica Leasing Inc. - DE
               Better Asset Management Company LLC - DE
               Transamerica Leasing Holdings Inc. - DE
                  Greybox Logistics Services Inc. - DE
                  Greybox L.L.C. - DE
                     Transamerica Trailer Leasing S.N.C. - Fra.
                  Greybox Services Limited - U.K.
                  Intermodal Equipment, Inc. - DE
                     Transamerica Leasing N.V. - Belg.
                     Transamerica Leasing SRL - Itl.
                  Transamerica Distribution Services Inc. - DE
                  Transamerica Leasing Coordination Center - Belg.
                  Transamerica Leasing do Brasil Ltda. - Braz.
                  Transamerica Leasing GmbH - Ger.
                  Transamerica Leasing Limited - U.K.
                     ICS Terminals (UK) Limited - U.K.
                  Transamerica Leasing Pty. Ltd. - Aust.
                  Transamerica Leasing (Canada) Inc. - Can.
                  Transamerica Leasing (HK) Ltd. - H.K.
                  Transamerica Leasing (Proprietary) Limited - S.Afr. Transamerica Tank Container Leasing Pty. Limited - Aust. Transamerica Trailer Holdings I Inc. - DE
                  Transamerica Trailer Holdings II Inc. - DE
                  Transamerica Trailer Holdings III Inc. - DE
                  Transamerica Trailer Leasing AB - Swed.
                  Transamerica Trailer Leasing AG - SWTZ
                  Transamerica Trailer Leasing A/S - Denmk.
                  Transamerica Trailer Leasing GmbH - Ger.
                  Transamerica Trailer Leasing (Belgium) N.V. - Belg. Transamerica Trailer Leasing (Netherlands) B.V. - Neth. Transamerica Trailer Spain S.A. - Spn.
                  Transamerica Transport Inc. - NJ
         Transamerica Commercial Finance Corporation, I - DE
            BWAC Credit Corporation - DE
            BWAC International Corporation - DE
            BWAC Twelve, Inc. - DE
               TIFCO Lending Corporation - IL
               Transamerica Insurance Finance Corporation - MD
                  Transamerica Insurance Finance Company (Europe) - MD Transamerica Insurance Finance Corporation, California - CA Transamerica Insurance Finance Corporation, Canada - ON
            Transamerica Business Credit Corporation - DE
               Direct Capital Equity Investment, Inc. - DE
               TA Air East, Corp. -
               TA Air III, Corp. - DE
               TA Air II, Corp. - DE
               TA Air IV, Corp. - DE
               TA Air I, Corp. - DE
               TBC III, Inc. - DE
               TBC II, Inc. - DE
               TBC IV, Inc. -
               TBC I, Inc. - DE
               TBC Tax III, Inc. -
               TBC Tax II, Inc. -
               TBC Tax IV, Inc. -
               TBC Tax IX, Inc. -
               TBC Tax I, Inc. -
               TBC Tax VIII, Inc. -
               TBC Tax VII, Inc. -
               TBC Tax VI, Inc. -
               TBC Tax V, Inc. -
               TBC Tax XII, Inc. -
               TBC Tax XI, Inc. -
               TBC V, Inc. -
               The Plain Company - DE
            Transamerica Distribution Finance Corporation - DE
               Transamerica Accounts Holding Corporation - DE
               Transamerica Commercial Finance Corporation - DE
                  Inventory Funding Trust - DE
                     Inventory Funding Company, LLC - DE
                  TCF Asset Management Corporation - CO
                  Transamerica Joint Ventures, Inc. - DE
               Transamerica Inventory Finance Corporation - DE
                  BWAC Seventeen, Inc. - DE
                     Transamerica   Commercial  Finance  Canada,  Limited  -  ON
                     Transamerica Commercial Finance Corporation, Canada - Can.
                  BWAC Twenty-One, Inc. - DE
                     Transamerica Commercial Finance Limited - U.K.
                        WFC Polska Sp. Zo.o -
                     Transamerica Commercial Holdings Limited - U.K. Transamerica Commercial Holdings, Inc. -
                        Transamerica Trailer Leasing Limited - NY
                  Transamerica Commercial Finance France S.A. - Fra. Transamerica GmbH Inc. - DE
               Transamerica Retail Financial Services Corporation - DE
                  Transamerica Consumer Finance Holding Company - DE
                     Metropolitan Mortgage Company - FL
                        Easy Yes Mortgage, Inc. - FL
                        Easy Yes Mortgage, Inc. - GA
                        First Florida Appraisal Services, Inc. - FL
                           First Georgia Appraisal Services, Inc. - GA
                        Freedom Tax Services, Inc. - FL
                        J.J. & W. Advertising, Inc. - FL
                        J.J. & W. Realty Corporation - FL
                        Liberty Mortgage Company of Ft. Myers, Inc. - FL Metropolis Mortgage Company - FL
                        Perfect Mortgage Company - FL
                  Whirlpool Financial National Bank - DE
               Transamerica Vendor Financial Services - DE
            Transamerica Distribution Finance Corporation de Mexico -
               Transamerica Corporate Services de Mexico -
            Transamerica Federal Savings Bank -
            Transamerica HomeFirst, Inc. - CA
         Transamerica Home Loan - CA
         Transamerica Lending Company - DE
      Transamerica Financial Products, Inc. - CA
      Transamerica Foundation - CA
      Transamerica Insurance Corporation of California - CA
         Arbor Life Insurance Company - AZ
         Plaza Insurance Sales, Inc. - CA
         Transamerica Advisors, Inc. - CA
         Transamerica Annuity Service Corporation - NM
         Transamerica Financial Resources, Inc. - DE
            Financial Resources Insurance Agency of Texas - TX
            TBK Insurance Agency of Ohio, Inc. - OH
            Transamerica Financial Resources Insurance Agency of Alabama Inc.
 - AL
            Transamerica Financial Resources Insurance Agency of Massachusetts Inc. - MA
         Transamerica International Insurance Services, Inc. - DE
            Home Loans and Finance Ltd. - U.K.
         Transamerica Occidental Life Insurance Company - CA
            NEF Investment Company - CA
            Transamerica China Investments Holdings Limited - H.K.
            Transamerica Life Insurance and Annuity Company - NC
               Transamerica Assurance Company - CO
            Transamerica Life Insurance Company of Canada - Can.
            Transamerica Life Insurance Company of New York - NY
            Transamerica South Park Resources, Inc. - DE
            Transamerica Variable Insurance Fund, Inc. - MD
            USA Administration Services, Inc. - KS
         Transamerica Products, Inc. - CA
            Transamerica Leasing Ventures, Inc. - CA
            Transamerica Products II, Inc. - CA
            Transamerica Products IV, Inc. - CA
            Transamerica Products I, Inc. - CA
         Transamerica Securities Sales Corporation - MD
         Transamerica Service Company - DE
      Transamerica Intellitech, Inc. - DE
      Transamerica International Holdings, Inc. - DE
      Transamerica Investment Services, Inc. - DE
         Transamerica Income Shares, Inc. (managed by TA Investment Services)
- MD
      Transamerica LP Holdings Corp. - DE
      Transamerica Real Estate Tax Service (A Division of Transamerica Corporation) - N/A
         Transamerica Flood Hazard Certification (A Division of TA Real Estate Tax Service) - N/A
      Transamerica Realty Services, Inc. - DE
         Bankers Mortgage Company of California - CA
         Pyramid Investment Corporation - DE
         The Gilwell Company - CA
         Transamerica Affordable Housing, Inc. - CA
         Transamerica Minerals Company - CA
         Transamerica Oakmont Corporation - CA
         Ventana Inn, Inc. - CA
      Transamerica Senior Properties, Inc. - DE
         Transamerica Senior Living, Inc. - DE

                     *Designates INACTIVE COMPANIES
                  A Division of Transamerica Corporation
       Limited Partner; Transamerica Corporation is General Partner



Item 27.  Number of Contractowners
As of 5-31-99:

     Product A (Classic)   Non-qualified: 910         Qualified:  850
Product C (Catalyst)       Non-qualified: 978         Qualified:  1,156


Item 28.  Indemnification

Transamerica Life Insurance and Annuity Company's Articles of Incorporation provide in Article VIII as follows:

     To the full extent from time to time permitted by law, no person who is serving or who has served as a director of the Corporation shall be personally liable in any action for monetary damages for breach of his or her duty as a director, whether such action is brought by or in the right of the corporation or otherwise. Neither the amendment or repeal of this Article nor inconsistent with this Article, shall eliminate or reeduce the protection afforded by this Article to a director of the Corporation with respect to any matter which occurred, or any cause of action, suit or claim which but for this Article would have accrued or arising prior to such amendment, repeal or adoption.

     Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling person of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Commission such indemnification is against public policy as expressed in the 1933 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liability (other than the payment by the registrant of expenses incurred or paid by the director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.

     The directors and officers of Transamerica Life Insurance and Annuity Company are covered under a Directors and Officers liability program which includes direct coverage to directors and officers (Coverage A) and corporate reimbursement (Coverage B) to reimburse the Company for indemnification of its directors and officers. Such directors and officers are indemnified for loss arising from any covered claim by reason of any Wrongful Act in their capacities as directors or officers. In general, the term "loss" means any amount which the insureds are legally obligated to pay for a claim for Wrongful Acts. In general, the term "Wrongful Acts" means any breach of duty, neglect, error, misstatement, misleading statement or omission caused, committed or attempted by a director or officer while acting individually or collectively in their capacity as such, claimed against them solely by reason of their being directors and officers. The limit of liability under the program is $95,000,000 for Coverage A and $80,000,000 for Coverage B for the period 11/15/98 to 11/15/2000. Coverage B is subject to a self insured retention of $15,000,000. The primary policy under the program is with CNA Lloyds, Gulf, Chubb and Travelers.

Item 29.  Principal Underwriter

(a) Transamerica Securities Sales Corporation, the principal underwriter, is also the underwriter for: Transamerica Investors, Inc.; Transamerica Variable Insurance Fund, Inc.; Transamerica Occidental Life Insurance Company's Separate
Accounts: VA-2L; VA-2NL; VA-5; and VL; Transamerica Life Insurance and Annuity Company's Separate Accounts VA-1 and VA-7, and Transamerica Life Insurance Company of New York's Separate Accounts VA-2LNY and VA-5NLNY. The Underwriter is wholly-owned by Transamerica Insurance Corporation of California.

     (b) The following table furnishes information with respect to each director and officer of the principal Underwriter currently distributing securities of the registrant:


Directors & Officers

Nooruddin Veerjee Chairman and Director
Nicki Bair                 President and Director
Sandy Brown                Senior Vice President, Treasurer and Director
Roy Chong-Kit     Director
George Chuang     Vice President and Chief Financial Officer
Chris Shaw                 Vice President and Chief Compliance Officer
Jay Gould                  Vice President
Milan Konkol               Compliance Officer
Regina Fink                Secretary


(c) The following table lists the amounts of commissions paid to the principal underwriter during the last fiscal year.

Name of
Principal                   Net Underwriting            Compensation on         Brokerage
Underwriter              Discounts & Commission            Redemption         Commissions           Compensation

TSSC                                0                         0                 22,148,150.59             0

Item 30.  Location of Accounts and Records

     Physical possession of each account, book, or other document required to be maintained is kept at the Company's offices at 401 North Tryon Street, Charlotte, North Carolina 28202.

Item 31.  Management Services

     Not applicable.

Item 32.  Undertakings

     (a) The registrant undertakes that it will file a post-effective amendment to this registration statement as frequently as is necessary to ensure that the audited financial statements in the registration statement are never more than 16 months old for as long as purchase payments under the contracts offered herein are being accepted.


     (b) Registrant hereby undertakes to include either (1) as part of any application to purchase a Contract offered by the prospectus, a space that an applicant can check to request a Statement of Additional Information, or (2) a post card or similar written communication affixed to or included in the prospectus that the applicant can remove to send for a Statement of Additional Information;

     (c) Registrant hereby undertakes to deliver any Statement of Additional Information and any financial statements required to be made available under Form N-4 promptly upon written or oral request.

    (d) Transamerica hereby represents that the fees and the charges deducted under the Contracts, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by Transamerica.

                                   SIGNATURES


As required by the Securities Act of 1933 and the Investment Company Act of 1940, Transamerica Life Insurance and Annuity Company certifies that this Amendment meets the requirements of Securities Act Rule 485(a) for effectiveness of this Registration Statement and has caused this Registration Statement to be signed on its behalf by the undersigned in the City of Los Angeles, State of California on the 8th day of July, 1999.


                            SEPARATE ACCOUNT VA-6 OF
                           TRANSAMERICA LIFE INSURANCE
                               AND ANNUITY COMPANY
                                  (REGISTRANT)

                           TRANSAMERICA LIFE INSURANCE
                               AND ANNUITY COMPANY
                                   (DEPOSITOR)


                               /s/David M. Goldstein
                               David M. Goldstein
                                 Vice President


As required by the Securities Act of 1933, this Registration Statement has been signed below onJuly 8, 1999 by the following persons or by their duly appointed attorney-in-fact in the capacities specified:


Signatures                          Titles                                      Date

______________________*       Director and President                   July 8, 1999
Nooruddin S. Veerjee

______________________*          Director  and Chairman                July 8, 1999
Thomas J. Cusack

______________________*       Director                                 July 8, 1999
Frank Beardsley

______________________*       Director                                 July 8, 1999
James W. Dederer


______________________*    Director                           July 8, 1999
George A. Foegele

______________________*       Director                                 July 8, 1999
David E. Gooding

______________________*       Director                                 July 8, 1999
Edgar H. Grubb

______________________*       Director                                 July 8, 1999
Frank C. Herringer

______________________*       Director                                 July 8, 1999
Richard N. Latzer

______________________*       Director                                 July 8, 1999
Karen MacDonald

______________________*       Director                                          July 8, 1999
Gary U. Rolle'

______________________*    Director                           July 8, 1999
Paul E. Rutledge III

______________________*       Director                                 July 8, 1999
T. Desmond Sugrue


______________________*       Director                                          July 8, 1999
Robert A. Watson


/s/David M. Goldstein         On July 8, 1999 as Attorney-in-Fact pursuant to
*By: David M. Goldstein             powers of attorney filed herewith.


Exhibit List

(4)(a)    Form of Flexible Premium Deferred Variable Annuity Contract for
               Transamerica Classic Avariable Annuity

    (b)   Form of Flexible Premium Deferred Variable Annuity Contract for
               Transamerica Catalyst Variable Annuity

13 Performance Data Calculations

(4)(a)    Form of Flexible Premium Deferred Variable Annuity Contract for
               Transamerica Classic Variable Annuity

    Transamerica Life Insurance and Annuity Company
    Home Office: 401 N. Tryon Street
    Charlotte, NC  28202
    A Stock Company






------------------------------------------------
About your certificate
------------------------------------------------

This certificate is a legal contract between you, the "owner", and Transamerica Life Insurance and Annuity Company (referred to as "we", "us", and "our" in this certificate). Please read it carefully.

This certifies that the owner of this certificate is participating under a group annuity contract. As such, the owner will be entitled to certain benefits provided under this certificate, subject to its provisions. This certificate describes the owner's rights under the group annuity contract.

     Right to Cancel The owner may cancel this  certificate  by returning it to:
     (a) the agent or (b) Transamerica Life Insurance and Annuity Company, Annuity Service Center, P.O. Box 31848, Charlotte, North Carolina 28231-1848, before midnight of the tenth day after receipt of the certificate. The return of the certificate will be effective as of the date the notice is received. We will refund an amount equal to the sum of: (i) all purchase payments allocated to the general account options less any withdrawals;  and (ii) the variable  accumulated  value of the certificate.
 -----------------------------------------------------------------------


PAYMENTS AND VALUES PROVIDED UNDER THIS CERTIFICATE WHEN BASED ON THE INVESTMENT PERFORMANCE OF THE VARIABLE ACCOUNT ARE VARIABLE AND ARE NOT GUARANTEED AS TO DOLLAR AMOUNT. REFER TO PAGE 7 FOR ADDITIONAL INFORMATION ON THE VARIABLE ACCOUNT.

                 TRANSAMERICA LIFE INSURANCE AND ANNUITY COMPANY

Thomas J. Cusack                             James W. Dederer
  PRESIDENT                               GENERAL COUNSEL AND SECRETARY




                          Certificate of participation
                            issued in connection with
      Group flexible premium deferred annuity contract form no. TGP-711-197
                  Variable and fixed dollar settlement options
                          Separate Account Investments
                     Non-participating - No annual dividends
-----------------------------------------------------------
Information page

                   Certificate Information                                       Beneficiary Information
-------------------------------------------------------------- ------------------------------------------------------------
-------------------------------------------------------------- ------------------------------------------------------------

Certificate Number:                7833432                     Beneficiary:               Robert L. Thompson
Certificate Effective Date         March 30, 1999              Date of Birth:             October 5, 1939
Income Tax Status:                 Non-Qualified               Beneficiary:               N/A
Group Annuity Contract Number:        582331                   Date of Birth:             N/A
Initial Purchase Payment:          $2,000.00                   Additional Beneficiary(ies) On File:    N
Annuity Date:                      November 17, 2036

-------------------------------------------------------------- ------------------------------------------------------------
                      Owner Information                                           Annuitant Information
-------------------------------------------------------------- ------------------------------------------------------------

Owner:                             Sharon K. Thompson          Annuitant:                 Sharon K. Thompson
Date of Birth:                     November 17, 1951           Date of Birth:             November 17, 1951
Tax ID Number:                     ###-##-####                 Tax ID Number:             ###-##-####

-------------------------------------------------------------- ------------------------------------------------------------
-------------------------------------------------------------- ------------------------------------------------------------
                   Joint Owner Information                                     Joint Annuitant Information
-------------------------------------------------------------- ------------------------------------------------------------

Joint Owner:                       None.                       Joint Annuitant:           None.
Date of Birth:                     N/A                         Date of Birth:             N/A
Tax ID Number:                     N/A                         Tax ID Number:             N/A

-------------------------------------------------------------- ------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------
                     Allocation of Initial Purchase Payment
---------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------- ------------------------------------------------------------
General Account Options
Fixed Account                                    100.00%
Initial Interest Rate:     8.00%                               Total Allocation:                           100%

-------------------------------------------------------------- ------------------------------------------------------------

The data above reflects the information you provided us to issue this certificate. If you wish to change/correct any information on this page or for inquiries regarding coverage or customer service please call us immediately at our service center.

SERVICE CENTER:                Transamerica Life Insurance and Annuity Company
                               Annuity Service Center
                               P.O. Box 31848
                               Charlotte, North Carolina  28231-1848
                               1-800 258-4260










--------------------------------
Continued on the next page
--------------------------------


--------------------------------------------------------------
                             ANNUAL CHARGES AND FEES
                          Charges   and  fees  at  the  time  we   issued   this
certificate are shown below.
------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------- --------------------------------------------------------------
Mortality and Expense Risk Charge                               [1.20% of the assets in each variable sub-account]
--------------------------------------------------------------
                                                                -------------------------------------------------------------
Administrative Expense Charge                                   [0.15% of the assets in each variable sub-account]
                                                                -------------------------------------------------------------
--------------------------------------------------------------
Transfer Fee                                                    $10 for each transfer over [twelve] in each certificate year
                                                                -------------------------------------------------------------
--------------------------------------------------------------  [Currently None]
Systematic Withdrawal Fee
--------------------------------------------------------------  -------------------------------------------------------------
                                                                [($30 or 2% of the account value if less)]
Account Fee (before the annuity date)                           [(We  will  waive if account value is over $50,000)]
                                                                -------------------------------------------------------------
--------------------------------------------------------------  [$30]
Annuity Fee (after the annuity date)
--------------------------------------------------------------


--------------------------------------------------------------- --------------------------------------------------------------
--------------------------------------------------------------- --------------------------------------------------------------
Living Benefits Rider Fee                                       [If elected, 0.05% of the account value ]
                                                                [This fee will be deducted monthly]
--------------------------------------------------------------- --------------------------------------------------------------
--------------------------------------------------------------- --------------------------------------------------------------
Additional Death Benefit Percentage                             [If elected, a maximum of 40% of the account value ]
   Death Benefit Rider Charge                                     [$850]
   Rider Expiry Date                                              [85 Years]
--------------------------------------------------------------- --------------------------------------------------------------

                         CONTINGENT DEFERRED SALES LOAD
                  Number of Complete Years                    Contingent Deferred Sales Load
                  From Receipt of Purchase Payment            as a Percentage of Purchase Payment
                  Less than 1 year................................................6%
                  1 year but less than 2 years....................................6%
                  2 years but less than 3 years...................................5%
                  3 years but less than 4 years...................................5%
                  4 years but less than 5 years...................................4%
                  5 years but less than 6 years...................................4%
                  6 years but less than 7 years...................................2%
                  7 or more years.................................................0%

Additional Information

          Minimum Initial Purchase Payment:                                                     [$5,000]
                                                                                                [$2,000 for IRA's]

          Additional Purchase Payment Minimum:                                                  [$1,000]

          Maximum Total Purchase Payment(s):                                                    [$1,000,000]

          Minimum Initial Variable Sub-account Allocation or Transfer:                           [$1,000]

          Minimum Initial Fixed Account Allocation or Transfer:                                  [$1,000]

          Minimum for Each Guarantee Period Allocation or Transfer:                              [$1,000]

          Maximum Transfer Percentage
         from the Fixed Account:                                                                  [10%]

          Minimum Account Value:                                                                [$2,000]
---------------------------------------------------------------------------------------------------------------------------
         End of Information Page
---------------------------------------------------------------------------------------------------------------------------

-----------------------------------
Table of Contents
-----------------------------------



                                                                                                 PAGE

                    INFORMATION PAGE...............................................................2 & 2A

                    DEFINITIONS....
                    ......................................................................................................
                    5

                    OWNER, ANNUITANT, BENEFICIARY...............................................................6

                    ESTABLISHING THIS CERTIFICATE...................................................................6

                    THE                                                                                            VARIABLE
                    ACCOUNT................................................................................... 7

                    THE                                                                                             GENERAL
                    ACCOUNT.....................................................................................8

                    TRANSFER
                    PROVISIONS.....................................................................................10

                    WITHDRAWAL PROVISIONS..............................................................................10

                    SETTLEMENT OPTION PROVISIONS ...............................................................12

                    SETTLEMENT OPTION PAYMENTS...................................................................13

                    DEATH BENEFIT PROVISIONS ...........................................................................14

                    CHARGES, FEES AND SERVICES .................................. ...................................15

                    GENERAL                                                                                      PROVISIONS
                    .......................................................................................16

                    APPENDIX - ANNUITY RATE TABLES..............................................................18


Definitions

Account Value
The sum of the variable accumulated value and the general account options accumulated value.

Annuity Date
The date the annuitization phase of this certificate begins. The annuity date is shown on the Information Page.

Cash Surrender Value
The amount we will pay to the owner if the certificate is surrendered on or before the annuity date. The cash surrender value is equal to the account value; less the account fee, if any; less any applicable interest adjustment, contingent deferred sales load, or premium tax charges.

Certificate
This certificate describes your coverage and participation under the group annuity contract.

Certificate Anniversary
The anniversary each year of the certificate effective date as shown on the Information Page.

Certificate Year
The 12-month period starting on the certificate effective date and ending with the day before the certificate anniversary, and each 12-month period thereafter.

Code
The Internal Revenue Code of 1986, as amended, and the rules and regulations issued under it.

Fixed Account
An account which credits a rate of interest for a period of at least twelve months for each allocation or transfer.

General Account
The assets of the Company that are not allocated to a separate account.

General Account Options Accumulated Value
The total dollar value of all amounts the owner allocates or transfers to any general account option; plus interest credited; less any amounts withdrawn, applicable fees and premium tax charges, and/or transfers out to the variable account prior to the annuity date.


General Account Options
The fixed account and the guarantee period account offered by us in the general account. The general account options selected by the owner are shown on the Information Page.

Guarantee Period Account
An account which credits a guaranteed rate of interest for specified guarantee period(s). There may be several guarantee period(s) offered under the guarantee period account.

Guarantee Period
The number of years that a guaranteed rate of interest may be credited to a guarantee period account.

Guaranteed Interest Rate
The annual effective rate of interest after daily compounding credited to a guarantee period.

Portfolio
The investment portfolio underlying each variable sub-account in which we will invest any amounts the owner allocates to that variable sub-account.

Status (Qualified and Non-Qualified)
The status shown on the Information Page. This certificate has a qualified status if it is issued in connection with a retirement plan or program.

Valuation Day
Any day the New York Stock Exchange is open. To determine the value of an asset on a day that is not a valuation day, we will use the value of that asset as of the end of the next valuation day.

Valuation Period
The time interval between the closing (generally 4:00 p.m. Eastern Time) of the New York Stock Exchange on consecutive valuation days.

Variable Account
The variable account (separate account VA-6) is a separate account established and maintained by us for the investment of a portion of our assets.

Variable Accumulated Value
The total dollar value of all variable accumulation units under this certificate prior to the annuity date.

Variable Accumulation Unit
A unit of measure used to determine the variable accumulated value before the annuity date. The value of a variable accumulation unit varies with each variable sub-account.


Variable Sub-accounts
One or more divisions of the variable account each of which invests solely in shares of one of the portfolios. The variable sub-accounts selected by the owner are shown on the Information Page.

-------------------------------------
Owner, Annuitant, Beneficiary
-------------------------------------

Owner (Joint Owners)
The person(s) named on the Information Page who, while living, controls all rights and benefits under this certificate. If the owner is a trust that allows a person(s) other than the trustee to exercise the ownership rights under this certificate, such person(s) must be named annuitant(s) and will be treated as the owner.

If joint owners are named, the joint owners share ownership in this certificate equally with the right of survivorship. The right of survivorship means that if a joint owner dies, his or her interest in the certificate will pass to the surviving joint owner subject to the death benefit provisions.

The owner(s) is entitled to designate the annuitant, beneficiary or other payee, settlement option, and annuity date. The owner must notify us at our service center to make changes to these designations in a form and manner acceptable to us.

Annuitant (Joint Annuitant)
The person(s) named on the Information Page whose age and sex is used to determine the amount of settlement option payments on the annuity date. If a joint annuitant is named, that joint annuitant must be the annuitant's spouse. The joint annuitant will become the annuitant if the annuitant dies. If there is no joint annuitant and the annuitant dies, an individual owner will become the new annuitant until the owner names another annuitant.

If the owner is an individual, the annuitant(s) may be changed by the owner at any time before the annuity date. Any such change will be subject to the then current underwriting requirements. We reserve the right to reject any change of the annuitant(s) which has been made without our prior written consent.

If the owner is not an individual, the annuitant(s) may not be changed.

Beneficiary
The person(s) named on the Information Page who is designated to receive the amounts payable under this certificate if:

      The owner dies before the annuity date and there is no joint owner; or

      The owner dies after the annuity date and settlement option payments have begun under a selected settlement option that guarantees payments for a certain period of time.

The interest of any beneficiary who dies before the owner will terminate at time of death of such beneficiary.

A  beneficiary  may be named or  changed  at any  time.  Any  change  made to an
irrevocable   beneficiary   must  also  include  the  written   consent  of  the
beneficiary, except as otherwise required by law.

If more than one beneficiary is named, each named beneficiary will share equally in any benefits or rights granted by this certificate unless the owner gives us other instructions at the time the beneficiaries are named.

Establishing this Certificate

          This certificate was established on the certificate effective date shown on the Information Page.

Any time before the annuity date the owner may make additional purchase payments to this certificate. We reserve the right to not accept additional purchase payments beyond certain attained ages of the owner or annuitant.

The owner may allocate purchase payments to one or more of the variable sub-accounts or general account options we offer at the time we receive a purchase payment. We reserve the right to limit the total number of investment options that may be chosen over the lifetime of the certificate.

All purchase payments are subject to the conditions listed below.

Purchase Payment Provisions
Payment and Acceptance of Purchase Payments
Purchase payments are payments the owner makes to us for the benefits under this certificate. All purchase payments must be made to either an agent designated by us or our service center.

The initial purchase payment, as shown on the Information Page, will be credited to the variable sub-accounts and/or general account options according to the owner's instructions within two business days of the date our service center receives both the initial purchase payment and sufficient information, in a form and manner acceptable to us, to issue this certificate.

Additional purchase payments will be credited on the date we receive them at our service center and are subject to the conditions listed below. Purchase payments must:

      Meet the additional payment minimum shown on the Information Page.

      Not exceed any federal or state limitations during any taxable year; and

      Not exceed the maximum total purchase payment amount, as shown on the Information Page, without our prior approval.

We may return to the owner any purchase payments that do not meet the conditions described in this section.


Allocating Each Purchase Payment
Allocations the owner makes to the variable sub-accounts and general account options are subject to the following conditions. The owner must allocate:

      In whole number percentages;

      A minimum of 10% of each purchase payment to any variable sub-account or general account option.

      Not  less  than  the  variable   sub-account  minimum,  as  shown  on  the
     Information Page, to variable sub-accounts with a zero balance.

      Not less than the fixed account and guaranteed period account minimum, as shown on the Information Page.

The owner may change allocation elections for future purchase payments any time before the annuity date by notifying us at our service center.

Continuation of this Certificate
If the owner stops making additional purchase payments to this certificate, the provisions of the certificate will continue in force until all values have been distributed. The owner may exercise all ownership rights under this certificate during that time, including making withdrawals and applying the annuity amount, as defined in the settlement option provisions section, to provide payments under a settlement option described in this certificate.

----------------------------------------
The Variable Account
----------------------------------------

The variable account is a separate investment account established and maintained by the Company for the investment of a portion of our assets pursuant to North Carolina Insurance Law. We will use the assets of the variable account to buy shares in the various portfolios. Purchase payments allocated or transfers made to one or more variable sub-accounts will become a part of the variable account.

The assets of the variable account are owned by us. The assets in the variable account are not chargeable with liabilities arising out of any other business we conduct, except to the extent that they exceed the reserves and other liabilities of the variable account. The assets of the variable account maintained under this certificate will be kept separate from the assets held in our general account.

Variable Sub-accounts
The variable account is composed of a number of variable sub-accounts. The investment performance of each variable sub-account is linked directly to the investment performance of the underlying portfolio.

We cannot and do not guarantee that any of the variable sub-accounts will always be available for investment. We reserve the right, subject to compliance with applicable federal or state law, rules or regulations, to add, delete, or substitute the variable sub-accounts or the portfolio shares held by a variable sub-account, if we believe that further investment in the shares is no longer appropriate or shares in a portfolio become no longer available for investment. We will send written notification to the owner of such changes.

Variable Accumulation Unit
A variable accumulation unit is a unit of measure we use to determine the variable accumulated value each day before the annuity date. The variable accumulated value is the total dollar value of all variable accumulation units for each variable sub-account. The value of a variable accumulation unit varies with each variable sub-account. Purchase payments allocated or transfers made to a variable sub-account are credited to the variable accumulated value in the form of variable accumulation units. Transfers, withdrawals, or fees made from a variable sub-account will result in the cancellation of variable accumulation units.

Each time a purchase payment is allocated or a transfer is made to a variable sub-account, the number of variable accumulation units credited will be determined. We will determine the number of variable accumulation units by dividing the total amount allocated by the value of that variable sub-account's variable accumulation unit for the valuation day on which either we received the purchase payment allocation or transfer request at our service center.

The value of a variable accumulation unit for each variable sub-account is determined by multiplying the value of that unit at the end of the prior valuation period by the net investment factor of the variable sub-account for the valuation period. The value of a variable accumulation unit may increase or decrease.

Net Investment Factor
The net investment factor is the formula that measures the investment performance of a variable sub-account from one valuation period to the next. For any variable sub-account, the net investment factor for a valuation period is determined by dividing (A) by (B), then subtracting (C) where;

     (A) is The net asset value per share held in the variable sub-account, as of the end of the valuation period; plus (minus)

The per-share amount of any dividend or capital gain distributions if the "ex-dividend" date occurs in the valuation period; plus (minus)

A per-share charge or credit as of the end of the valuation period for tax reserves for realized and unrealized capital gains, if any.

 (B) is
The net asset value per share held in the variable sub-account as of the end of the prior valuation period.

(C) is
The daily mortality and expense risk charge multiplied by the number of calendar days in the current valuation period; plus

The daily administrative expense charge multiplied by the number of calendar days in the current valuation period.

------------------------------
The General Account
------------------------------

The Company's general account includes all assets not allocated to one of the Company's separate accounts. The general account options under this certificate include a fixed account and a guarantee period account to which the owner may allocate purchase payments and transfers.


Fixed Account
Crediting of Interest
We will establish effective annual rates of interest for any amounts allocated or transferred to this fixed account from time to time. Any purchase payment allocation or transfer to the fixed account will be credited interest at the rate applicable for its class. We guarantee that the rate of interest in effect for any amounts allocated or transferred will remain in effect for at least twelve months from the date such allocation or transfer is made. At any time after the end of the twelve month period for a particular allocation, we may change the annual rate of interest without prior notice. We guarantee that any subsequent change in the annual rate of interest will remain in effect for a minimum of twelve months from the effective date of change.

Interest will be credited on a daily basis at a daily rate which is equivalent to the effective annual interest rate for that allocation. The effective annual interest rate applicable to an allocation will never be less than 3% annually.

Transfer Limitations
Transfers from and to the fixed account are subject to the following conditions:

      The owner may make four transfers from the fixed account to the variable account each certificate year. The total amount transferred may not exceed the maximum amount allowed for any certificate year. We reserve the right to waive this limitation.

      The maximum amount that may be transferred each certificate year is a percentage of the value of the fixed account as of the last certificate anniversary less any prior transfers made that certificate year. The percentage rate, which will be declared by the Company from time to time, will not be less than 10 percent. The percentage rate on the certificate effective date for the maximum transfer amount is shown on the Information Page.

      Amounts from the fixed account may not be transferred to any guarantee period or variable sub-account as identified by us whose underlying portfolio's assets consist of more than 50% investment in income producing securities, such as the money market accounts, certificates of deposit, U.S. Treasury or other U.S. Government securities, bonds or any other fixed income investment.

      Each time an amount is transferred from the fixed account into the variable account, the owner may not transfer any amounts back to the fixed account for six months following the date of the original transfer.

Guarantee Period Account
Guarantee Periods
Each purchase payment allocation or transfer to the guarantee period account will establish a new guarantee period. Each guarantee period offers a specified duration with a corresponding guaranteed interest rate. The owner may not select a guarantee period whose duration will extend beyond the annuity date, as described in the settlement option provision section. We will never offer a guarantee period with a duration of less than a year.

Crediting of Interest
We will establish a guaranteed interest rate for each guarantee period. This rate will remain in effect for the specified duration of the guarantee period. Interest will be credited on a daily basis at a daily rate which is equivalent to the effective annual guaranteed interest rate for that guarantee period. The guaranteed interest rate applicable to a guarantee period will never be less than 3% annually.

Interest Adjustment
We will deduct an interest adjustment from amounts withdrawn or transferred from a guarantee period before the end of the guarantee period. We will not make an interest adjustment upon the death of the owner or within the 30-day period before the end of the guarantee period. We may waive the interest adjustment in connection with certain options offered with this certificate.

Any applicable interest rate adjustment will be calculated by multiplying the amount withdrawn, transferred or annuitized before the reduction for any contingent deferred sales load by the formula described below:

         [(1 + I)/(1 + J + .005)]n/12 - 1

   I = The guaranteed interest rate credited to the current guarantee period.

   J = The current interest rate offered for a guar-antee period equal to the number of years remaining in the current guarantee period (fractional years are rounded up to the next full year). If no guarantee period equal to the number of years remaining in the current guarantee period is available, the rate will be established by linear interpolation.

   N = The number of full months remaining to the end of the current guarantee period.

The interest adjustment will be made if the current interest rate plus .005 is greater than the guaranteed interest rate.

The interest adjustment will never reduce the amount under a guarantee period to less than the purchase payment allocation or transfer amount which initiated the guarantee period; less any prior withdrawals or transfers; plus daily interest accumulated at a 3% annual rate. There will be no upward adjustments.

Guarantee Period Expiration
At least 45 days, but not more than 60 days, prior to the expiration date of a guarantee period, we will notify the owner as to the options available when a guarantee period expires. The owner may elect to transfer the amount held in that guarantee period to another general account option or to a variable sub-account being offered by us at that time. The transfer request must be received no later than the day immediately following the end of the expiring guarantee period.

If no election is made, we will establish a new guarantee period of the same duration as the expiring guarantee period, if offered, with a new guaranteed interest rate declared by us for that guarantee period. If we are not currently offering guarantee periods with the same duration as the expiring guarantee period, the new guarantee period will be the next higher duration. If the guarantee period extends beyond the annuity date, we will then select the longest period that will not extend the guarantee period beyond such date.

----------------------------------------
Transfer Provisions

----------------------------------------

The owner may transfer all or a portion of the account value between and among the variable sub-accounts and general account options subject to the limitations as described in this section and the general account section of this certificate.

All transfer requests must specify (a) the amount of the transfer; (b) the variable sub-account or general account option from which the transfer is to be made; and (c) the variable sub-account or general account option which is to receive the transfer. All transfers will be made as of the valuation day we receive the request at our service center.

Before the annuity date, transfers in excess of the maximum per certificate year, as shown on the Information Page, will be subject to a transfer fee, as described in the charges, fees and services section of this certificate. We reserve the right to waive the transfer fee.

After the annuity date, transfers are only permitted if a variable payment option is elected. Such transfers among the variable sub-accounts are limited to four per certificate year. We reserve the right to change the number of transfers available after the annuity date.

The minimum amount that may be transferred from a variable sub-account, the fixed account or any guarantee period under the guarantee period account is the lesser of $1,000 or the entire value of the variable sub-account, fixed account or guarantee period from which the transfer is being made. The minimum amount that may be initially allocated or transferred into a variable sub-account or the fixed account is shown on the Information Page. The minimum amount that must always be transferred into any guarantee period is shown on the Information Page. We reserve the right to waive the minimum(s) in connection with certain options offered with this certificate.

Withdrawal Provisions

Before the annuity date and subject to the conditions below the owner may:

      Withdraw a portion of the account value for cash subject to any applicable interest adjustment; contingent deferred sales load, and premium tax charges; or

          Automatically withdraw a portion of the account value by electing the systematic withdrawal option; or

      Withdraw the cash surrender value and terminate this certificate.
Any amount withdrawn that exceeds the allowed amount, as described below, may be subject to a contingent deferred sales load. All withdrawals will be made from purchase payments on a first in, first out basis and then from earnings.

Partial Withdrawal Provisions
--------------------------------------------
Partial withdrawals taken from the variable sub-accounts or general account options are subject to a minimum withdrawal amount equal to the lesser of $1,000 or the entire value of the variable sub-account, fixed account or guarantee period from which the withdrawal is being made. We reserve the right to limit the number of partial withdrawals that may be taken from the general account options in any certificate year. We reserve the right not to process any withdrawal if the resulting account value is below the minimum, as shown on the Information Page.

Systematic Withdrawal Option
The owner may elect to automatically receive a series of partial withdrawals under the systematic withdrawal option subject to the following conditions:

      Systematic withdrawals may be subject to a fee as described in the charges, fees and services section of this certificate.

      Systematic withdrawals may only be taken from variable sub-accounts and general account options as designated by us from time to time. We reserve the right to prospectively change such designations.

The owner may terminate systematic withdrawals at any time by notifying us at our service center. Once the option has been terminated, it may not be elected again for a twelve month period. Systematic withdrawals will automatically terminate if the certificate is annuitized, surrendered or otherwise distributed as a result of the owner's death.

Surrender of this Certificate
The owner may surrender this certificate to us for its cash surrender value on or before the annuity date. Surrender of the certificate will be subject to any withdrawal limitations imposed under applicable federal or state law, rules or regulations.

Payment of the cash surrender value to the owner will be in full settlement of our liability under the certificate.

Withdrawal of Funds Without Charges
At the end of the free look period or 30 days after the certificate effective date, whichever is later, the owner may make withdrawals up to the allowed amount each certificate year before the annuity date without incurring a contingent deferred sales load.

The allowed amount is equal to 15% of purchase payments less than seven years old as of the last certificate anniversary, less any previous withdrawals taken in that certificate year. For the first certificate year, the allowed amount is equal to 15% of purchase payments as of the time of the first withdrawal, less any previous withdrawals taken that certificate year. Previous withdrawals include partial withdrawals and certain scheduled withdrawals, such as systematic withdrawals. Any amounts that exceed the allowed amount will be subject to a contingent deferred sales load. Purchase payments that are older than seven years old will not be subject to a contingent deferred sales load.

Amounts withdrawn from any guarantee period account may be subject to an interest adjustment as described in the general account section of this certificate.

Contingent Deferred Sales Load
A contingent deferred sales load may apply when a withdrawal from, or surrender of, this certificate occurs. For purposes of determining the contingent deferred sales load, all withdrawals are made first from purchase payments on a first-in, first-out basis and then from earnings.

We calculate the contingent deferred sales load separately for each purchase payment received by us. The contingent deferred sales load is a percentage of the withdrawn purchase payment.

The applicable contingent deferred sales load percentages, as shown on the Information Page, are based on the number of complete years from the receipt of the purchase payment(s) to the date of withdrawal.

Waiver of Contingent Deferred Sales Load We will waive the contingent deferred sales load:

     On the allowed amount.

      Upon annuitization on or after the first certificate anniversary, if the selected settlement option involves life contingencies.

      Upon the owner's death before the annuity date.

Settlement Option Provisions

      On the annuity date, we will apply the annuity amount, as defined below, to provide payments under the settlement option selected by the owner. The first settlement option payment will be made 30 days after the annuity date.


      Settlement option payments may be made in monthly, quarterly, semi-annual or annual installments as selected by the owner.

The owner may change the annuity date and settlement and payment option by notifying our service center at least 30 days in advance of the annuity date.

The annuity date must be on or before the later of (A) and (B) where:

 (A) is the first day of the calendar month immediately preceding the month of the annuitant's or joint annuitant's 85th birthday, whichever is earlier, and;

 (B) is the first day of the month immediately following the tenth certificate anniversary.

The annuity date may not be earlier than the first day of the calendar month coinciding with the first certificate anniversary and may in no event be later than the earlier of the annuitant's or joint annuitant's 97th birthday.

After the annuity date, we will not allow the owner to make:

      Any changes to either the settlement or payment option;

      Additional purchase payments; or

      Any further withdrawals.

Annuity Amount
The annuity amount we will apply to provide payments is equal to the account value, less any interest adjustment, less any contingent deferred sales load, and less any premium tax charges.

Minimum Requirements
We reserve the right to offer a less frequent mode of payment than the mode selected by the owner or make a cash payment to the owner equal to the cash surrender value if:
      The annuity amount is less than $5,000; or

      The amount of the first fixed payment is less than $150; or

          The amount of the first variable payment is less than $150 or if a variable payment from a variable sub-account is less than $75.

If we make such a cash payment it will be in full settlement of our liability under this certificate.

Settlement Options
The settlement options the owner may choose from are listed below. For any settlement option involving life contingencies, it is possible that no settlement option payments will be made from this certificate if, after the annuity date but before the first settlement option payment is made, the annuitant and joint annuitant or contingent annuitant, as applicable, dies.

Life Annuity
Provides payments to the owner for as long as the annuitant lives. Payments will end with the payment due just before the annuitant's death and there is no provision for a death benefit payable to a beneficiary.

     Life Annuity with Period Certain Provides payments to the owner for the longer of: a) the annuitant's life; or (b) the period certain. The period certain may be 120, 180 or 240 months. If the annuitant dies during the period certain, payments will continue until the end of the period certain.

Life and Contingent Annuity
Provides payments to the owner for as long as the annuitant lives. If the annuitant dies, payments will continue for as long as the contingent annuitant lives in an amount equal to 50%, 66 2/3% or 100% of the original payment, as selected. Payments will then end with the payment due just before the contingent annuitant's death.

Joint and Survivor Annuity
Provides payments to the owner for as long as the survivor of the annuitant or joint annuitant lives. After the first annuitant dies, payments will continue for as long as the survivor lives in an amount equal to 50%, 66 2/3% or 100% of the original payment, as selected. Payments will then end with the payment due just before the death of the survivor.

Other Forms of Payment
Payments can be provided under other settlement options not described in this section. Contact our service center for more information.

Settlement Option Payments

      Settlement option payments may be fixed or variable or a combination of both.

      The fixed payment option provides for settlement option payments that remain constant and are not affected by the investment performance of the variable sub-accounts.
      The variable payment option provides for settlement option payments that vary based on the investment performance of the variable sub-account(s) selected by the owner. These payments may increase, decrease or remain the same.

Fixed Payment Option
Amount of Fixed Payment
The owner may elect to have all or a portion of the annuity amount applied to provide fixed payments. On the annuity date, we will determine the dollar amount of the fixed payments by applying the portion of the annuity amount allocated to provide fixed payments as a single payment based on the settlement option chosen and the age and sex of the annuitant(s), using the appropriate guaranteed annuity rate tables. If required by law, we will use the appropriate unisex guaranteed annuity rate tables. The monthly annuity rate tables are contained in the appendix.

Variable Payment Option
Amount of First Variable Payment
The owner may elect to have all or a portion of the annuity amount applied to provide settlement option payments that vary based on the investment performance of selected variable sub-accounts. The amount of the first variable payment will be equal to the benefit that could be purchased by applying the portion of the annuity amount allocated to provide the variable payments as a single payment based on the settlement option chosen and age and sex of the annuitant(s) using the appropriate guaranteed annuity rate tables. If required by law, we will use the appropriate unisex guaranteed annuity rate tables. The monthly annuity rate tables are contained in the appendix.

Amount of Subsequent Variable Payments
We determine the dollar amount of the second and subsequent variable payments by first identifying the number and value of the variable annuity units for each variable sub-account. Variable annuity units are the unit of measure used to determine such payments. For each payment we multiply the number of variable annuity units by the value of the variable annuity units for each variable sub-account.

The number of variable annuity units for each variable sub-account will remain the same for the second and subsequent variable payments (unless amounts are transferred to or from a variable sub-account) and the value of the variable annuity units in each variable sub-account will vary. As a result of the variation in the value of variable annuity units for each variable sub-account between payments, the dollar amount of each variable payment after the first may increase, decrease or remain the same.

Number of Variable Annuity Units
The number of variable annuity units for each variable sub-account is determined by dividing the first variable payment by the value of the variable annuity units of each variable sub-account on the annuity date.

Value of Variable Annuity Units
The variable annuity unit values depend on the net investment factor and the assumed interest rate. The value of a variable annuity unit for each variable sub-account for any valuation day is equal to (A) times (B) times (C), where:

(A) is the variable annuity unit value on the immediately preceding valuation day;

(B) is the net investment factor (determined in accordance with the net investment factor provision on Page 7), for the valuation period just ended; and

(C) is the investment result adjustment factor (.99989255)n, which recognizes an assumed interest rate of 4% per year. The Company reserves the right to offer other assumed interest rates with appropriate investment result adjustment factors. The "n" in the investment result adjustment factor is the number of days since the preceding valuation day.

Once settlement option payments begin, we guarantee the amount of each variable payment will not be affected by variations in expenses or mortality experience.

Death Benefit Provisions

We must distribute death benefits or continue making settlement option payments under this certificate according to the requirements of Code Section 72(s) as long as this certificate is in force or benefits remain to be paid.

We will not accept any additional purchase payments after the death of the owner or joint owner.

If any ownership change is made, the death benefit under this certificate may be reduced in accordance with our then current underwriting rules. Such reduction will never decrease the death benefit below the account value.

We must receive proof of death before any benefits are distributed from this certificate. Proof of death acceptable to us includes:

      A certified copy of a death certificate
      A certified copy of a court decree stating the cause of death A written statement by a medical doctor who attended the deceased Any other proof or documents we may require

Amount of Death Benefit
If the owner or joint owner dies before the annuity date and neither the deceased owner nor the joint owner had attained the age of 85, the guaranteed minimum death benefit is equal to the greatest of (A), (B) or (C) where:

(A) is the account value.

 (B) is 100% of purchase payments, less the sum of all withdrawals and any applicable premium tax charges.

(C) is the highest account value on any certificate anniversary, increased by the sum of all purchase payments received since that certificate anniversary, less the sum of all withdrawals and any applicable premium tax charges since that anniversary.

The guaranteed minimum death benefit will be determined as of the end of the valuation period during which our service center receives both proof of death of the owner or joint owner and the written notice of the form of benefit elected by the person to whom the death benefit is payable.


Amount of Death Benefit after the Owner or Joint Owner attains age 85
If the owner or joint owner dies before the annuity date and either the deceased owner or surviving owner had attained the age of 85, the death benefit is equal to the account value. For purposes of calculating such death benefit, the account value is determined as of the date the death benefit is paid.

Death of Owner or Joint Owner before the Annuity Date
If the owner or joint owner dies before the annuity date, we will pay the death benefit as specified in this section. The entire death benefit must be distributed within five years after the owner's death. If the owner is not an individual, an annuitant's death will be treated as the death of the owner as provided in Code Section 72(s)(6). For example, this certificate will remain in force with the annuitant's surviving spouse as the new annuitant if:

      This certificate is owned by a trust; and

      The beneficiary shown on the Information Page is either the annuitant's surviving spouse, or a trust holding the certificate solely for the benefit of such spouse.

The manner in which we will pay the death benefit depends on the status of the person(s) involved in this certificate. The death benefit will be payable to the first person from the applicable list below:
If the owner is the annuitant:
      The joint owner, if any
      The beneficiary, if any

If the owner is not the annuitant:
      The joint owner, if any
      The beneficiary, if any
      The annuitant;
      The joint annuitant; if any

If the death benefit is payable to the owner's surviving spouse, (or to a trust for the sole benefit of such surviving spouse), we will continue this certificate with the owner's spouse as the new annuitant (if the owner was the annuitant) and the new owner (if applicable), unless such spouse selects another option as provided below.

If the death benefit is payable to someone other that the owner's surviving spouse, we will pay the death benefit in a lump sum payment to, or for the benefit of, such person within five years after the owner's death, unless such person(s) selects another option as provided below.

In lieu of the automatic form of death benefit specified above, the person(s) to whom the death benefit is payable may elect to receive it:

      In a lump sum; or

      As settlement option payments, provided the person making the election is an individual. Such payments must begin within one year after the owner's death and must be in equal amounts over a period of time not extending beyond the individual's life or life expectancy.

Election of either option must be made no later than 60 days prior to the one year anniversary of the owner's death. Otherwise, the death benefit will be settled under the appropriate automatic form of benefit specified above.

If the person to whom the death benefit is payable dies before the entire death benefit is paid, we will pay the remaining death benefit in a lump sum to the payee named by such person or, if no payee was named, to such person's estate.

If the death benefit is payable to a non-individual (subject to the special rule for a trust for the sole benefit of a surviving spouse), we will pay the death benefit in a lump sum within one year after the owner's death.

If the Annuitant Dies Before the Annuity Date
If an owner and an annuitant are not the same individual and the annuitant (or the last of joint annuitants) dies before the annuity date, the owner will become the annuitant until a new annuitant is selected.

Death after the Annuity Date
If an owner or an annuitant dies after the annuity date, any amounts payable will continue to be distributed at least as rapidly as under the settlement and payment option then in effect on the date of death.

Upon the owner's death after the annuity date, any remaining ownership rights granted under this certificate will pass to the person to whom the death benefit would have been paid if the owner had died before the annuity date, as specified above.

Survival Provision
The interest of any person to whom the death benefit is payable who dies at the time of, or within 30 days after, the death of the owner will also terminate if no benefits have been paid to such beneficiary, unless the owner had given us written notice of some other arrangement.

------------------------------------
Charges, Fees and Services
------------------------------------

Premium Tax Charge
Some jurisdictions impose on us a premium tax on annuities. If a premium tax is imposed, we reserve the right to deduct this amount from purchase payments or account value, as appropriate. For purposes of this certificate, premium tax charges include retaliatory taxes or other similar taxes.

Mortality and Expense Risk Charge
The amount of the annual mortality and expense risk charge is shown on the Information Page. The mortality and expense risk charge will be deducted on a daily basis from the assets in each variable sub-account as part of the calculation of the variable accumulation unit.

Administrative Expense Charge
The amount of the annual administrative expense charge on the certificate effective date is shown on the Information Page. The administrative expense charge will be deducted on a daily basis from the assets in each variable sub-account as part of the calculation of the variable accumulation unit.

We may change this charge upon 30 days advance written notice to the owner. Any increase in the administrative expense charge will apply prospectively to administrative expense charges deducted after the effective date of change. The administrative expense charge will not exceed an annual charge of 0.35%.

Transfer Fee
We reserve the right to impose a transfer fee for each transfer in excess of the number shown on the Information Page made during a single certificate year. The amount of the transfer fee on the certificate effective date is shown on the Information Page. This fee will not increase. The transfer fee will be deducted from the amount of the transfer prior to its reallocation. We reserve the right to waive the transfer fee.

Systematic Withdrawal Fee
We reserve the right to impose an annual processing fee for the systematic withdrawal option. The amount of the systematic withdrawal fee on the certificate effective date is shown on the Information Page. Any fee imposed will not exceed $25 per certificate year.

Account Fee
Before the annuity date, an annual account fee will be deducted from the account value on the last business day of each certificate year and if different, the date the certificate is surrendered. The amount of the annual account fee on the certificate effective date is shown on the Information Page. The account fee will be deducted on a pro rata basis from the account value. There will be no interest adjustment on any deductions from the guarantee period account for this fee.

We may change this fee prospectively upon 30 days advance written notice to the owner. Any increase will not result in the account fee exceeding a maximum annual account fee equal to the lesser of 2% of the account value or $60.

Annuity Fee
After the annuity date, an annual fee equal to the amount shown on the Information Page will be deducted in equal amounts from distributions made under the variable payment option. We reserve the right to waive this fee.

Statements of Account
At least once during each certificate year, we will send the owner a statement of account reflecting the account value of the certificate. Statements of account will cease to be provided to the owner after the annuity date.

-------------------------------------------
General Provisions
-------------------------------------------

Entire Contract
This certificate, the group certificate contract and any attached endorsements and riders are the entire contract.

Misstatement of Age and Sex
If the age or sex of the annuitant(s) and/or of any other measuring life has been misstated, the settlement option payments payable under this certificate will be whatever the annuity amount would provide for the correct age or sex of the annuitant(s) and/or of any other measuring life on the annuity date. Any underpayment by us, as a result of such misstatement, will be paid in a lump sum on the next settlement option payment made by us, and any overpayment will be deducted from the current or succeeding payments.

Proof of Existence and Age
Before making any payment under this certificate, we may require proof of the existence and age of the owner, the annuitant and/or any other measuring life. We may also require any other information as we may need in order to provide benefits under the certificate.

Changes
No provision of this certificate may be changed or waived unless done in writing and signed by two of our authorized officers. We will not make any change that reduces the amounts payable under this certificate unless the change is required by law. We will provide the owner a copy of any changes we make to this certificate.

Income Tax Qualification
This certificate is intended to qualify as an annuity contract for federal income tax purposes. All provisions in this certificate will be interpreted to maintain such tax qualification. We may make changes in order to maintain this qualification or to conform this certificate to any applicable changes made in the tax qualification requirements. We will provide the owner with a copy of any changes we make to this certificate.

Incontestability
This certificate is incontestable from the certificate effective date.

Assignment of this Certificate
To make ownership changes or assign rights to another person, the owner must notify us at our service center. An assignment or ownership change is not binding on us until we receive the necessary documentation and acknowledge the request. We are not responsible for the validity or effect - tax or otherwise - of any assignment or ownership change. If an ownership change is made, the death benefit under this certificate may be reduced in accordance with our then current underwriting rules.
Such reduction will never decrease the death benefit below the account value.

Payments by/to the Company
All purchase payments paid to us or amounts paid by us from this certificate will be made in the legal currency of the United States of America.

Delay of Payment or Transfer
Except as provided below, we will pay amounts due from this certificate within seven days of the date our service center receives both the request for such amount and all the necessary requirements in a form and manner acceptable to us.

We reserve the right to delay the payment of any benefits payable, amounts withdrawn or transfers requested from the variable account due to: (a) the closure of the New York Stock Exchange for reasons other than usual weekends, holidays or if trading on such Exchange is restricted; (b) the existence of an emergency as defined by the Securities and Exchange Commission of the United States Government or restrictions of trading by the Commission; or (c) delays permitted by the Securities and Exchange Commission for the protection of security holders.

We further reserve the right to delay payment of any withdrawal from the general account options for up to six months after we receive the request for withdrawal. If we delay payment for more than 30 days, we will pay interest as provided in this certificate on the withdrawal amount up to the date of payment.

Minimum Benefits
Any settlement option payments, cash surrender value or death benefits that may be available under this certificate will not be less than the minimum benefits required by any statute of the jurisdiction in which this certificate was issued.

Protection of Benefits/Proceeds
To the extent permitted by law, no payment of benefits or interest will be subject to the claim(s) of any creditor of any owner, annuitant or beneficiary or to any claim or process of law against any owner, annuitant or beneficiary.

Non-Participating
This certificate is classified as a non-participating certificate. It does not participate in our profits or surplus, and therefore no dividends are payable.

                                    APPENDIX

                               ANNUITY RATE TABLES

Applicability of Rates - The guaranteed annuity rates contained in Tables I, II and III will be used to provide a minimum guaranteed monthly annuity under the fixed annuity payment option. The annuity rates contained in Tables IV, V and VI will be used to determine the first monthly annuity payment under the variable annuity payment option.

The rates contained in this certificate are for each $1,000 applied under the applicable settlement option and do not include any applicable premium tax charges. Any applicable premium tax charges will be withdrawn as described in the premium tax charge provision of the certificate.

Tables I and II under the fixed annuity payment option and Tables IV and V under the variable annuity payment option, as applicable, will be used for all settlement options, subject to any limitations imposed under: (a) a retirement plan or program under which this certificate is issued; or (b) applicable federal or state law, rules or regulations which restrict the use of such rates. If any federal or state law, rules or regulations prohibits the use of the rates provided under these Tables, then the annuity rates provided under Tables III and VI, as applicable, will be used.

Rates Not Shown - Any rates not shown in the Tables contained in this certificate will be provided by us upon request.

                              APPENDIX (continued)

                    TABLES OF GUARANTEED ANNUITY RATES UNDER
                          FIXED ANNUITY PAYMENT OPTION

                              TABLE I - MALE RATES


                                      LIFE                      LIFE ANNUITY WITH PERIOD CERTAIN
                  Age               ANNUITY                   120 Months        180 Months       240 Months
--------------------------------------------------------------------------------------------------------------
                  40                   3.76                       3.76              3.75              3.73
                  41                   3.80                       3.79              3.78              3.76
                  42                   3.84                       3.83              3.82              3.80
                  43                   3.88                       3.87              3.86              3.83
                  44                   3.93                       3.92              3.90              3.87
                  45                   3.97                       3.96              3.94              3.91
                  46                   4.02                       4.01              3.98              3.95
                  47                   4.07                       4.06              4.03              3.99
                  48                   4.13                       4.11              4.08              4.03
                  49                   4.18                       4.16              4.13              4.08
                  50                   4.24                       4.21              4.18              4.13
                  51                   4.30                       4.27              4.23              4.17
                  52                   4.37                       4.33              4.29              4.22
                  53                   4.43                       4.40              4.34              4.28
                  54                   4.51                       4.46              4.41              4.33
                  55                   4.58                       4.53              4.47              4.38
                  56                   4.66                       4.60              4.54              4.44
                  57                   4.74                       4.68              4.60              4.50
                  58                   4.83                       4.76              4.67              4.56
                  59                   4.92                       4.84              4.75              4.61
                  60                   5.02                       4.93              4.83              4.68
                  61                   5.12                       5.02              4.90              4.74
                  62                   5.23                       5.12              4.99              4.80
                  63                   5.34                       5.22              5.07              4.87
                  64                   5.47                       5.33              5.16              4.93
                  65                   5.60                       5.45              5.25              5.00
                  66                   5.74                       5.57              5.35              5.06
                  67                   5.90                       5.69              5.45              5.12
                  68                   6.06                       5.83              5.55              5.18
                  69                   6.24                       5.97              5.64              5.24
                  70                   6.43                       6.11              5.74              5.30
                  71                   6.63                       6.26              5.84              5.35
                  72                   6.84                       6.42              5.95              5.41
                  73                   7.07                       6.58              6.05              5.45
                  74                   7.32                       6.74              6.14              5.50
                  75                   7.58                       6.91              6.24              5.54
                  76                   7.86                       7.08              6.33              5.57
                  77                   8.16                       7.26              6.42              5.61
                  78                   8.48                       7.43              6.50              5.63
                  79                   8.83                       7.61              6.58              5.66
                  80                   9.20                       7.79              6.65              5.68
--------------------------------------------------------------------------------------------------------------


Basis of Computation - The actuarial basis for the annuity rates contained in this Table I, is the 1983a Annuity Mortality Table for males, without projection, set back 5 years, with an interest rate of 3.5% per annum.







                              APPENDIX (continued)

                    TABLES OF GUARANTEED ANNUITY RATES UNDER
                          FIXED ANNUITY PAYMENT OPTION

                             TABLE II - FEMALE RATES


                                      LIFE                      LIFE ANNUITY WITH PERIOD CERTAIN
                  Age               ANNUITY                   120 Months        180 Months       240 Months
--------------------------------------------------------------------------------------------------------------
                  40                   3.58                       3.58              3.57              3.56
                  41                   3.61                       3.60              3.60              3.59
                  42                   3.64                       3.64              3.63              3.62
                  43                   3.67                       3.67              3.66              3.65
                  44                   3.71                       3.70              3.69              3.68
                  45                   3.74                       3.74              3.73              3.71
                  46                   3.78                       3.77              3.76              3.75
                  47                   3.82                       3.81              3.80              3.78
                  48                   3.86                       3.85              3.84              3.82
                  49                   3.90                       3.89              3.88              3.86
                  50                   3.95                       3.94              3.92              3.90
                  51                   4.00                       3.98              3.97              3.94
                  52                   4.05                       4.03              4.01              3.98
                  53                   4.10                       4.08              4.06              4.03
                  54                   4.15                       4.14              4.11              4.08
                  55                   4.21                       4.19              4.17              4.13
                  56                   4.28                       4.25              4.22              4.18
                  57                   4.34                       4.32              4.28              4.23
                  58                   4.41                       4.38              4.34              4.28
                  59                   4.48                       4.45              4.41              4.34
                  60                   4.56                       4.52              4.47              4.40
                  61                   4.64                       4.60              4.55              4.46
                  62                   4.73                       4.68              4.62              4.52
                  63                   4.82                       4.77              4.70              4.59
                  64                   4.92                       4.86              4.78              4.66
                  65                   5.03                       4.96              4.86              4.72
                  66                   5.14                       5.06              4.95              4.79
                  67                   5.26                       5.17              5.04              4.86
                  68                   5.39                       5.28              5.14              4.93
                  69                   5.52                       5.40              5.24              5.01
                  70                   5.67                       5.52              5.34              5.07
                  71                   5.82                       5.66              5.44              5.14
                  72                   5.99                       5.80              5.55              5.21
                  73                   6.17                       5.95              5.66              5.27
                  74                   6.36                       6.10              5.77              5.34
                  75                   6.57                       6.27              5.88              5.40
                  76                   6.80                       6.44              6.00              5.45
                  77                   7.04                       6.61              6.11              5.50
                  78                   7.31                       6.80              6.21              5.54
                  79                   7.60                       6.99              6.32              5.58
                  80                   7.91                       7.18              6.42              5.62
--------------------------------------------------------------------------------------------------------------

Basis of Computation - The actuarial basis for the annuity rates contained in this Table II, is the 1983a Annuity Mortality Table for females, without projection, set back 5 years, with an interest rate of 3.5% per annum.







                              APPENDIX (continued)

                    TABLES OF GUARANTEED ANNUITY RATES UNDER
                          FIXED ANNUITY PAYMENT OPTION

                            TABLE III - UNISEX RATES


                                      LIFE                      LIFE ANNUITY WITH PERIOD CERTAIN
                  Age               ANNUITY                   120 Months        180 Months       240 Months
--------------------------------------------------------------------------------------------------------------
                  40                   3.69                       3.69              3.68              3.66
                  41                   3.73                       3.72              3.71              3.70
                  42                   3.76                       3.76              3.75              3.73
                  43                   3.80                       3.79              3.78              3.76
                  44                   3.84                       3.83              3.82              3.80
                  45                   3.88                       3.87              3.86              3.83
                  46                   3.93                       3.92              3.90              3.87
                  47                   3.97                       3.96              3.94              3.91
                  48                   4.02                       4.01              3.98              3.95
                  49                   4.07                       4.06              4.03              4.00
                  50                   4.13                       4.11              4.08              4.04
                  51                   4.18                       4.16              4.13              4.08
                  52                   4.24                       4.22              4.18              4.13
                  53                   4.30                       4.27              4.24              4.18
                  54                   4.37                       4.33              4.29              4.23
                  55                   4.44                       4.40              4.35              4.28
                  56                   4.51                       4.47              4.42              4.34
                  57                   4.59                       4.54              4.48              4.40
                  58                   4.66                       4.61              4.55              4.45
                  59                   4.75                       4.69              4.62              4.51
                  60                   4.84                       4.77              4.69              4.57
                  61                   4.93                       4.86              4.77              4.64
                  62                   5.03                       4.95              4.85              4.70
                  63                   5.14                       5.05              4.93              4.76
                  64                   5.25                       5.15              5.02              4.83
                  65                   5.37                       5.26              5.11              4.89
                  66                   5.50                       5.37              5.20              4.96
                  67                   5.64                       5.49              5.29              5.03
                  68                   5.79                       5.61              5.39              5.09
                  69                   5.95                       5.75              5.49              5.15
                  70                   6.12                       5.88              5.59              5.22
                  71                   6.31                       6.03              5.69              5.28
                  72                   6.50                       6.18              5.80              5.34
                  73                   6.71                       6.33              5.90              5.39
                  74                   6.93                       6.49              6.01              5.44
                  75                   7.17                       6.66              6.11              5.49
                  76                   7.43                       6.84              6.21              5.53
                  77                   7.71                       7.01              6.31              5.57
                  78                   8.01                       7.19              6.40              5.61
                  79                   8.33                       7.37              6.49              5.63
                  80                   8.67                       7.56              6.57              5.66
--------------------------------------------------------------------------------------------------------------

Basis of Computation - The actuarial basis for the annuity rates contained in this Table III, is the 1983a Annuity Mortality Table, without projection, blended 60% males and 40% females, set back 5 years, with an interest rate of 3.5% per annum.






                              APPENDIX (continued)

                          TABLES OF ANNUITY RATES UNDER
                         VARIABLE ANNUITY PAYMENT OPTION

                              TABLE IV - MALE RATES


                                      LIFE                      LIFE ANNUITY WITH PERIOD CERTAIN
                  Age               ANNUITY                   120 Months        180 Months       240 Months
--------------------------------------------------------------------------------------------------------------
                  40                   4.08                       4.07              4.06              4.04
                  41                   4.12                       4.11              4.09              4.07
                  42                   4.16                       4.15              4.13              4.11
                  43                   4.20                       4.18              4.17              4.14
                  44                   4.24                       4.23              4.21              4.18
                  45                   4.29                       4.27              4.25              4.21
                  46                   4.33                       4.32              4.29              4.25
                  47                   4.38                       4.36              4.33              4.29
                  48                   4.44                       4.41              4.38              4.33
                  49                   4.49                       4.46              4.43              4.38
                  50                   4.55                       4.52              4.48              4.42
                  51                   4.61                       4.57              4.53              4.47
                  52                   4.67                       4.63              4.59              4.52
                  53                   4.74                       4.69              4.64              4.57
                  54                   4.81                       4.76              4.70              4.62
                  55                   4.88                       4.83              4.76              4.67
                  56                   4.96                       4.90              4.83              4.73
                  57                   5.04                       4.97              4.89              4.78
                  58                   5.13                       5.05              4.96              4.84
                  59                   5.22                       5.13              5.04              4.90
                  60                   5.31                       5.22              5.11              4.96
                  61                   5.42                       5.31              5.19              5.02
                  62                   5.52                       5.41              5.27              5.08
                  63                   5.64                       5.51              5.36              5.14
                  64                   5.76                       5.62              5.44              5.20
                  65                   5.90                       5.73              5.53              5.27
                  66                   6.04                       5.85              5.62              5.33
                  67                   6.19                       5.98              5.72              5.39
                  68                   6.36                       6.11              5.82              5.45
                  69                   6.53                       6.25              5.91              5.51
                  70                   6.72                       6.39              6.01              5.56
                  71                   6.92                       6.54              6.11              5.61
                  72                   7.14                       6.69              6.21              5.67
                  73                   7.37                       6.85              6.31              5.71
                  74                   7.62                       7.01              6.40              5.75
                  75                   7.88                       7.18              6.49              5.79
                  76                   8.16                       7.35              6.58              5.83
                  77                   8.46                       7.52              6.67              5.86
                  78                   8.79                       7.70              6.75              5.89
                  79                   9.13                       7.87              6.83              5.91
                  80                   9.51                       8.05              6.90              5.93
--------------------------------------------------------------------------------------------------------------


Basis of Computation - The actuarial basis for the annuity rates contained in this Table IV, is the 1983a Annuity Mortality Table for males, without projection, set back 5 years, with an assumed interest rate of 4% per annum.







                              APPENDIX (continued)

                          TABLES OF ANNUITY RATES UNDER
                         VARIABLE ANNUITY PAYMENT OPTION

                             TABLE V - FEMALE RATES


                                      LIFE                      LIFE ANNUITY WITH PERIOD CERTAIN
                  Age               ANNUITY                   120 Months        180 Months       240 Months
--------------------------------------------------------------------------------------------------------------
                  40                   3.90                       3.90              3.89              3.88
                  41                   3.93                       3.92              3.92              3.91
                  42                   3.96                       3.95              3.95              3.94
                  43                   3.99                       3.98              3.97              3.96
                  44                   4.02                       4.01              4.01              3.99
                  45                   4.06                       4.05              4.04              4.02
                  46                   4.09                       4.08              4.07              4.06
                  47                   4.13                       4.12              4.11              4.09
                  48                   4.17                       4.16              4.15              4.13
                  49                   4.21                       4.20              4.19              4.16
                  50                   4.26                       4.24              4.23              4.20
                  51                   4.30                       4.29              4.27              4.24
                  52                   4.35                       4.34              4.32              4.28
                  53                   4.40                       4.39              4.36              4.33
                  54                   4.46                       4.44              4.41              4.37
                  55                   4.52                       4.49              4.46              4.42
                  56                   4.58                       4.55              4.52              4.47
                  57                   4.64                       4.61              4.58              4.52
                  58                   4.71                       4.68              4.64              4.57
                  59                   4.78                       4.75              4.70              4.63
                  60                   4.86                       4.82              4.77              4.69
                  61                   4.94                       4.89              4.84              4.75
                  62                   5.03                       4.98              4.91              4.81
                  63                   5.12                       5.06              4.98              4.87
                  64                   5.22                       5.15              5.06              4.94
                  65                   5.32                       5.24              5.14              5.00
                  66                   5.43                       5.34              5.23              5.07
                  67                   5.55                       5.45              5.32              5.14
                  68                   5.68                       5.56              5.41              5.21
                  69                   5.81                       5.68              5.51              5.27
                  70                   5.96                       5.80              5.61              5.34
                  71                   6.11                       5.93              5.71              5.41
                  72                   6.28                       6.08              5.82              5.48
                  73                   6.46                       6.22              5.93              5.54
                  74                   6.65                       6.37              6.04              5.60
                  75                   6.86                       6.54              6.15              5.66
                  76                   7.09                       6.71              6.25              5.71
                  77                   7.33                       6.88              6.37              5.76
                  78                   7.60                       7.07              6.47              5.80
                  79                   7.89                       7.25              6.57              5.84
                  80                   8.20                       7.45              6.67              5.88
--------------------------------------------------------------------------------------------------------------

Basis of Computation - The actuarial basis for the annuity rates contained in this Table V, is the 1983a Annuity Mortality Table for females, without projection, set back 5 years, with an assumed interest rate of 4% per annum.






                              APPENDIX (continued)

                          TABLES OF ANNUITY RATES UNDER
                         VARIABLE ANNUITY PAYMENT OPTION

                             TABLE VI - UNISEX RATES


                                      LIFE                      LIFE ANNUITY WITH PERIOD CERTAIN
                  Age               ANNUITY                   120 Months        180 Months       240 Months
--------------------------------------------------------------------------------------------------------------
                  40                   4.01                       4.00              4.00              3.98
                  41                   4.05                       4.04              4.03              4.01
                  42                   4.08                       4.07              4.06              4.04
                  43                   4.12                       4.11              4.09              4.07
                  44                   4.16                       4.14              4.13              4.11
                  45                   4.20                       4.18              4.17              4.14
                  46                   4.24                       4.22              4.21              4.18
                  47                   4.28                       4.27              4.25              4.22
                  48                   4.33                       4.31              4.29              4.26
                  49                   4.38                       4.36              4.33              4.30
                  50                   4.43                       4.41              4.38              4.34
                  51                   4.49                       4.46              4.43              4.38
                  52                   4.55                       4.52              4.48              4.43
                  53                   4.61                       4.57              4.54              4.48
                  54                   4.67                       4.64              4.59              4.53
                  55                   4.74                       4.70              4.65              4.58
                  56                   4.81                       4.76              4.71              4.63
                  57                   4.89                       4.83              4.77              4.68
                  58                   4.96                       4.91              4.84              4.74
                  59                   5.05                       4.99              4.91              4.80
                  60                   5.14                       5.07              4.98              4.86
                  61                   5.23                       5.15              5.05              4.92
                  62                   5.33                       5.24              5.13              4.98
                  63                   5.43                       5.34              5.21              5.04
                  64                   5.55                       5.44              5.30              5.10
                  65                   5.67                       5.54              5.39              5.17
                  66                   5.80                       5.66              5.48              5.23
                  67                   5.94                       5.77              5.57              5.30
                  68                   6.09                       5.90              5.67              5.36
                  69                   6.25                       6.03              5.76              5.42
                  70                   6.42                       6.16              5.86              5.48
                  71                   6.60                       6.31              5.96              5.54
                  72                   6.79                       6.46              6.06              5.60
                  73                   7.00                       6.61              6.17              5.65
                  74                   7.23                       6.77              6.27              5.70
                  75                   7.47                       6.93              6.37              5.75
                  76                   7.73                       7.10              6.46              5.79
                  77                   8.01                       7.28              6.56              5.82
                  78                   8.31                       7.46              6.65              5.86
                  79                   8.63                       7.64              6.73              5.89
                  80                   8.98                       7.82              6.82              5.91
--------------------------------------------------------------------------------------------------------------

Basis of Computation - The actuarial basis for the annuity rates contained in this Table VI, is the 1983a Annuity Mortality Table, without projection, blended 60% males and 40% females, set back 5 years, with an assumed interest rate of 4% per annum.

                          Certificate of participation
                            issued in connection with
      Group flexible premium deferred annuity contract form no. TGP-711-197
                  Variable and fixed dollar settlement options
                          Separate Account Investments
                     Non-participating - No annual dividends





                                  Home Office:
                               401 N. Tryon Street
                               Charlotte, NC 28202
                                 A Stock Company

(4)(b)    Form of Flexible Premium Deferred Variable Annuity Contract for
               Transamerica Catalyst Variable Annuity

                 Transamerica Life Insurance and Annuity Company
                        Home Office: 401 N. Tryon Street
                               Charlotte, NC 28202
                                 A Stock Company




-------------------------------------------
About your certificate
-------------------------------------------

This certificate is a legal contract between you, the "owner", and Transamerica Life Insurance and Annuity Company (referred to as "we", "us", and "our" in this certificate). Please read it carefully.

This certifies that the owner of this certificate is participating under a group annuity contract. As such, the owner will be entitled to certain benefits provided under this certificate, subject to its provisions. This certificate describes the owner's rights under the group annuity contract.

Right to Cancel
The owner may cancel this certificate by returning it to: (a) the agent or (b) Transamerica Life Insurance and Annuity Company, Annuity Service Center, P.O. Box 31848, Charlotte, North Carolina 28231-1848, before midnight of the tenth day after receipt of the certificate. The return of the certificate will be effective as of the date the notice is received. We will refund an amount equal to the sum of: (i) all purchase payments allocated to the general account options less any withdrawals; and (ii) the variable accumulated value of the certificate less the value at the time of any credits as defined in the certificate.

PAYMENTS AND VALUES PROVIDED UNDER THIS CERTIFICATE WHEN BASED ON THE INVESTMENT PERFORMANCE OF THE VARIABLE ACCOUNT ARE VARIABLE AND ARE NOT GUARANTEED AS TO DOLLAR AMOUNT. REFER TO PAGE 8 FOR ADDITIONAL INFORMATION ON THE VARIABLE ACCOUNT.


                 TRANSAMERICA LIFE INSURANCE AND ANNUITY COMPANY

Thomas J. Cusack                        James W. Dederer

  PRESIDENT                        GENERAL COUNSEL AND SECRETARY

---------------------------------------------------------------------

                          Certificate of participation
                            issued in connection with
      Group flexible premium deferred annuity contract form no. TGP-713-197
                  Variable and fixed dollar settlement options
                          Separate Account Investments
                     Non-participating - No annual dividends

--------------------------------------------
Information page
--------------------------------------------


--------------------------------------------------------------- ------------------------------------------------------------
                   Certificate Information                                        Beneficiary Information
--------------------------------------------------------------- ------------------------------------------------------------
Certificate Number:                   7833833                   Beneficiary:               John Erik Bucher
Certificate Effective Date:           May 10, 1999              Date of Birth:             June 4, 1968
Income Tax Status:                    Non-Qualified             Tax ID Number:             N/A
Group Annuity Contract Number:  IMS 5155                        Beneficiary:               Jim A. Bucher
Initial Purchase Payment:             $59,415.30                Date of Birth:             May 24, 1967
Annuity Date:                         February 1, 2018          Tax ID Number:             N/A
--------------------------------------------------------------- ------------------------------------------------------------
                      Owner Information                                            Annuitant Information
--------------------------------------------------------------- ------------------------------------------------------------
Owner:                                Shirley G. Bucher         Annuitant:                 Shirley G. Bucher
Date of Birth:                        January 1, 1938           Date of Birth:             January 1, 1938
Tax ID Number:                        ###-##-####               Tax ID Number:             ###-##-####
--------------------------------------------------------------- ------------------------------------------------------------
                   Joint Owner Information                                      Joint Annuitant Information
--------------------------------------------------------------- ------------------------------------------------------------
Joint Owner:                          None.                     Joint Annuitant:           None.
Date of Birth:                        N/A                       Date of Birth:             N/A
Tax ID Number:                        N/A                       Tax ID Number:             N/A
--------------------------------------------------------------- ------------------------------------------------------------
                     Allocation of Initial Purchase Payment
----------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------- ------------------------------------------------------------
Variable Sub-accounts

Alger American Income & Growth                     25%
Alliance VPF Growth & Income                       25%
Janus Aspen Balanced                               25%
Transamerica VIF Growth                            25%
                                                                                          Total Allocation:         100%
-------------------------------------------------------------- ------------------------------------------------------------


The data above reflects the information you provided us to issue this certificate. If you wish to change/correct any information on this page or for inquiries regarding coverage or customer service please call us immediately at our service center.


SERVICE CENTER:                Transamerica Life Insurance and Annuity Company
                               Annuity Service Center
                               P.O. Box 31848
                               Charlotte, North Carolina 28231-1848
                               1-800 258-4260







----------------------------------------------------------------
Continued on the next page
----------------------------------------------------------------


                               TCG-313-197 Page 2

----------------------------------------------------------------
Information page (continued)
----------------------------------------------------------------

----------------------------------------------------------------

                             ANNUAL CHARGES AND FEES
                          Charges and fees at the time we issued this certificate are shown below
----------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------- ------------------------------------------------------------
Mortality and Expense Risk Charge                               1.20% of the assets in each variable sub-account
--------------------------------------------------------------- ------------------------------------------------------------
--------------------------------------------------------------- ------------------------------------------------------------
Administrative Expense Charge                                   0.15% of the assets in each variable sub-account
--------------------------------------------------------------- ------------------------------------------------------------
--------------------------------------------------------------- ------------------------------------------------------------
Transfer Fee                                                    $10 for each transfer over eighteen in each certificate
                                                                year
--------------------------------------------------------------- ------------------------------------------------------------
--------------------------------------------------------------- ------------------------------------------------------------
Systematic Withdrawal Fee                                       Currently None
--------------------------------------------------------------- ------------------------------------------------------------
--------------------------------------------------------------- ------------------------------------------------------------
Account                                                         Fee  (before the
                                                                annuity    date)
                                                                -----------------------------------------------------------
                                                                $30 or 2% of the
                                                                account value if
                                                                less   We   will
                                                                waive if account
                                                                value   is  over
                                                                $50,000
--------------------------------------------------------------- ------------------------------------------------------------
--------------------------------------------------------------- ------------------------------------------------------------
Annuity Fee (after the annuity date)                            -----------------------------------------------------------
                                                                $30
--------------------------------------------------------------- ------------------------------------------------------------
--------------------------------------------------------------- ------------------------------------------------------------
Living Benefits Rider Fee                                       -----------------------------------------------------------
                                                                If elected, 0.05% of the account value
                                                                This fee will be deducted monthly
--------------------------------------------------------------- ------------------------------------------------------------
--------------------------------------------------------------- ------------------------------------------------------------
Guaranteed                                                      Minimum    Death
                                                                Benefit    Rider
                                                                Fee
                                                                -----------------------------------------------------------
                                                                If      elected,
                                                                0.20%   of   the
                                                                account   value.
                                                                This fee will be
                                                                deducted
                                                                monthly.
--------------------------------------------------------------- ------------------------------------------------------------
--------------------------------------------------------------- ------------------------------------------------------------
Additional Death Benefit Percentage                             [If elected, a maximum of 40% of the account value ]
   Death Benefit Rider Charge                                     [$850]
   Rider Expiry Date                                              [85 Years]
--------------------------------------------------------------- ------------------------------------------------------------

                         CONTINGENT DEFERRED SALES LOAD
                  Number of Complete Years                    Contingent Deferred Sales Load
                  From Receipt of Purchase Payment            as a Percentage of Purchase Payment
                  Less than 1 year................................................8%
                  1 year but less than 2 years....................................8%
                  2 years but less than 3 years...................................7%
                  3 years but less than 4 years...................................6%
                  4 years but less than 5 years...................................5%
                  5 years but less than 6 years...................................4%
                  6 years but less than 7 years...................................3%
                  7 or more years.................................................0%

Additional Information

          Minimum Initial Purchase Payment:                                             $2,000

          Additional Purchase Payment Minimum:                                          $1,000

          Maximum Total Purchase Payment(s):                                            $1,000,000

          Minimum Initial Variable Sub-account Allocation or Transfer:                  $1,000

          Minimum Initial Fixed Account Allocation or Transfer:                         $1,000

          Minimum for Each Guarantee Period Allocation or Transfer:                     $1,000

          Maximum Transfer Percentage from the Fixed Account:                           25%

                                                                                         Minimum Account Value:    $2,000

                                                                                         Credit Percentage:        3.25%


-----------------------------------------
End of Information Page
-----------------------------------------
TCG-313-197


-----------------------------------------
Table of Contents
-----------------------------------------


                                                                                                   PAGE

                    INFORMATION PAGE.................................................................2 & 3

                    DEFINITIONS......................................................................5

                    OWNER, ANNUITANT, BENEFICIARY....................................................6

                    ESTABLISHING THIS CERTIFICATE....................................................7

                    CREDITS..........................................................................8

                    THE VARIABLE ACCOUNT.............................................................8

                    THE GENERAL ACCOUNT..............................................................9

                    TRANSFER PROVISIONS..............................................................11

                    WITHDRAWAL PROVISIONS............................................................11

                    SETTLEMENT OPTION PROVISIONS ....................................................12

                    SETTLEMENT OPTION PAYMENTS.......................................................14

                    DEATH BENEFIT PROVISIONS ........................................................15

                    CHARGES, FEES AND SERVICES .................................. ...................17

                    GENERAL PROVISIONS ..............................................................18

                    APPENDIX - ANNUITY RATE TABLES...................................................19




















TCG-313-197


-----------------------------------
Definitions
-----------------------------------

Account Value
The sum of the variable accumulated value and the general account options accumulated value.

Annuity Date
The date the annuitization phase of this certificate begins. The annuity date is shown on the Information Page.

Cash Surrender Value
The amount we will pay to the owner if the certificate is surrendered on or before the annuity date. The cash surrender value is equal to the account value; less any account fee, any applicable interest adjustment, contingent deferred sales load and premium tax charges.

Certificate
This certificate describes your coverage and participation under the group annuity contract.

Certificate Anniversary
The anniversary each year of the certificate effective date as shown on the Information Page.

Certificate Year
The 12-month period starting on the certificate effective date and ending with the day before the certificate anniversary, and each 12-month period thereafter.

Code
The Internal Revenue Code of 1986, as amended, and the rules and regulations issued under it.

Fixed Account
An account which credits a rate of interest for a period of at least twelve months for each allocation or transfer.

General Account
The assets of the Company that are not allocated to a separate account.

General Account Options Accumulated Value
The total dollar value of all amounts the owner allocates or transfers to any general account option; plus interest credited; less any amounts withdrawn, applicable fees and premium tax charges, and/or transfers out to the variable account prior to the annuity date.

General Account Options
The fixed account and the guarantee period account offered by us in the general account. The general account options selected by the owner are shown on the Information Page.

Guarantee Period Account
An account which credits a guaranteed rate of interest for specified guarantee period(s). There may be several guarantee period(s) offered under the guarantee period account.

Guarantee Period
The number of years that a guaranteed rate of interest may be credited to a guarantee period account.

Guaranteed Interest Rate
The annual effective rate of interest after daily compounding credited to a guarantee period.

Portfolio
The investment portfolio underlying each variable sub-account in which we will invest any amounts the owner allocates to that variable sub-account.

Status (Qualified and Non-Qualified)
The status shown on the Information Page. This certificate has a qualified status if it is issued in connection with a retirement plan or program.

Valuation Day
Any day the New York Stock Exchange is open. To determine the value of an asset on a day that is not a valuation day, we will use the value of that asset as of the end of the next valuation day.

Valuation Period
The time interval between the closing (generally 4:00 p.m. Eastern Time) of the New York Stock Exchange on consecutive valuation days.

Variable Account
The variable account (separate account VA-6) is a separate account established and maintained by us for the investment of a portion of our assets.

                               TCG-313-197 Page 5

Variable Accumulated Value
The total dollar value of all variable accumulation units under this certificate prior to the annuity date.

Variable Accumulation Unit
A unit of measure used to determine the variable accumulated value before the annuity date. The value of a variable accumulation unit varies with each variable sub-account.

Variable Sub-accounts
One or more divisions of the variable account each of which invests solely in shares of one of the portfolios. The variable sub-accounts selected by the owner are shown on the Information Page.

----------------------------------------
Owner, Annuitant, Beneficiary
----------------------------------------

Owner (Joint Owners)
The person(s) named on the Information Page who, while living, controls all rights and benefits under this certificate. If the owner is a trust that allows a person(s) other than the trustee to exercise the ownership rights under this certificate, such person(s) must be named annuitant(s) and will be treated as the owner.

If joint owners are named, the joint owners share ownership in this certificate equally with the right of survivorship. The right of survivorship means that if a joint owner dies, his or her interest in the certificate will pass to the surviving joint owner subject to the death benefit provisions.

The owner(s) is entitled to designate the annuitant, beneficiary or other payee, settlement option, and annuity date. The owner must notify us at our service center to make changes to these designations in a form and manner acceptable to us.

Annuitant (Joint Annuitant)
The person(s) named on the Information Page whose age and sex is used to determine the amount of settlement option payments on the annuity date. If a joint annuitant is named, that joint annuitant must be the annuitant's spouse. The joint annuitant will become the annuitant if the annuitant dies. If there is no joint annuitant and the annuitant dies, an individual owner will become the new annuitant until the owner names another annuitant.

If the owner is an individual, the annuitant(s) may be changed by the owner at any time before the annuity date. Any such change will be subject to the then current underwriting requirements. We reserve the right to reject any change of the annuitant(s) which has been made without our prior written consent.

If the owner is not an individual, the annuitant(s) may not be changed.

Beneficiary
The person(s) named on the Information Page who is designated to receive the amounts payable under this certificate if:

      The owner dies before the annuity date and there is no joint owner; or

      The owner dies after the annuity date and settlement option payments have begun under a selected settlement option that guarantees payments for a certain period of time.

The interest of any beneficiary who dies before the owner will terminate at time of death of such beneficiary.

A  beneficiary  may be named or  changed  at any  time.  Any  change  made to an
irrevocable   beneficiary   must  also  include  the  written   consent  of  the
beneficiary, except as otherwise required by law.

If more than one beneficiary is named, each named beneficiary will share equally in any benefits or rights granted by this certificate unless the owner gives us other instructions at the time the beneficiaries are named.

                               TCG-313-197 Page 6


-------------------------------------------------
Establishing this Certificate
-------------------------------------------------

          This certificate was established on the certificate effective date shown on the Information Page.

Any time before the annuity date the owner may make additional purchase payments to this certificate. We reserve the right to not accept additional purchase payments beyond certain attained ages of the owner or annuitant.

The owner may allocate purchase payments to one or more of the variable sub-accounts or general account options we offer at the time we receive a purchase payment. We reserve the right to limit the total number of investment options that may be chosen over the lifetime of the certificate.

All purchase payments are subject to the conditions listed below.

Purchase Payment Provisions
Payment and Acceptance of Purchase Payments
Purchase payments are payments the owner makes to us for the benefits under this certificate. All purchase payments must be made to either an agent designated by us or our service center.

The initial purchase payment, as shown on the Information Page, will be credited to the variable sub-accounts and/or general account options according to the owner's instructions within two business days of the date our service center receives both the initial purchase payment and sufficient information, in a form and manner acceptable to us, to issue this certificate.

Additional purchase payments will be credited on the date we receive them at our service center and are subject to the conditions listed below. Purchase payments must:

      Meet the additional payment minimum shown on the Information Page.

      Not exceed any federal or state limitations during any taxable year; and

      Not exceed the maximum total purchase payment amount, as shown on the Information Page, without our prior approval.

We may return to the owner any purchase payments that do not meet the conditions described in this section.

Allocating Each Purchase Payment
Allocations the owner makes to the variable sub-accounts and general account options are subject to the following conditions. The owner must allocate:

      In whole number percentages;

      A minimum of 10% of each purchase payment to any variable sub-account or general account option.

      Not  less  than  the  variable   sub-account  minimum,  as  shown  on  the
     Information Page, to variable sub-accounts with a zero balance.

      Not less than the fixed account and guaranteed period account minimum, as shown on the Information Page.

The owner may change allocation elections for future purchase payments any time before the annuity date by notifying us at our service center.

Continuation of this Certificate
If the owner stops making additional purchase payments to this certificate, the provisions of the certificate will continue in force until all values have been distributed. The owner may exercise all ownership rights under this certificate during that time, including making withdrawals and applying the annuity amount, as defined in the settlement option provisions section, to provide payments under a settlement option described in this certificate.

                               TCG-313-197 Page 7


-------------------------------------------------------
Credits
-------------------------------------------------------

We will add a credit to the account value for each purchase payment received. The credit is equal to a percentage of each purchase payment. Credits are allocated to the variable sub-account or general account options in the same ratio as the applicable purchase payment. We reserve the right to restrict the variable sub-accounts or general account options to which the credit allocation may be made.

The amount of the credit percentage will be declared by the Company from time to time. The initial credit percentage is shown on the Information Page. Any credit allocated to the account value for less than twelve months will be deducted from any amounts due as a result of the owner or joint owner's death, the exercise of an elective waiver of the contingent deferred sales load benefit, or the cancellation of this certificate under the right to cancel provision.

---------------------------------------------
The Variable Account
---------------------------------------------

The variable account is a separate investment account established and maintained by the Company for the investment of a portion of our assets pursuant to North Carolina Insurance Law. We will use the assets of the variable account to buy shares in the various portfolios. Amounts allocated or transfers made to one or more variable sub-accounts will become a part of the variable account.

The assets of the variable account are owned by us. The assets in the variable account are not chargeable with liabilities arising out of any other business we conduct, except to the extent that they exceed the reserves and other liabilities of the variable account. The assets of the variable account maintained under this certificate will be kept separate from the assets held in our general account.

Variable Sub-accounts
The variable account is composed of a number of variable sub-accounts. The investment performance of each variable sub-account is linked directly to the investment performance of the underlying portfolio.

We cannot and do not guarantee that any of the variable sub-accounts will always be available for investment. We reserve the right, subject to compliance with applicable federal or state law, rules or regulations, to add, delete, or substitute the variable sub-accounts or the portfolio shares held by a variable sub-account, if we believe that further investment in the shares is no longer appropriate or shares in a portfolio become no longer available for investment. We will send written notification to the owner of such changes.

Variable Accumulation Unit
A variable accumulation unit is a unit of measure we use to determine the variable accumulated value each day before the annuity date. The variable accumulated value is the total dollar value of all variable accumulation units for each variable sub-account. The value of a variable accumulation unit varies with each variable sub-account. Amounts allocated or transfers made to a variable sub-account are credited to the variable accumulated value in the form of variable accumulation units. Transfers, withdrawals, or fees made from a variable sub-account will result in the cancellation of variable accumulation units.

Each time an amount is allocated or a transfer is made to a variable sub-account, the number of variable accumulation units credited will be determined. We will determine the number of variable accumulation units by dividing the total amount allocated by the value of that variable sub-account's variable accumulation unit for the valuation day on which either we received the allocation or transfer request at our service center.

The value of a variable accumulation unit for each variable sub-account is determined by multiplying the value of that unit at the end of the prior valuation period by the net investment factor of the variable sub-account for the valuation period. The value of a variable accumulation unit may increase or decrease.

                               TCG-313-197 Page 8

Net Investment Factor
The net investment factor is the formula that measures the investment performance of a variable sub-account from one valuation period to the next. For any variable sub-account, the net investment factor for a valuation period is determined by dividing (A) by (B), then subtracting (C) where;

     (A) is The net asset value per share held in the variable sub-account, as of the end of the valuation period; plus (minus)

   The per-share amount of any dividend or capital gain distributions if the "ex-dividend" date occurs in the valuation period; plus (minus)

   A per-share charge or credit as of the end of the valuation period for tax reserves for realized and unrealized capital gains, if any.

   (B) is
   The net asset value per share held in the variable sub-account as of the end of the prior valuation period.

    (C) is
   The daily mortality and expense risk charge multiplied by the number of calendar days in the current valuation period; plus

   The daily administrative expense charge multiplied by the number of calendar days in the current valuation period.

---------------------------------------
The General Account
---------------------------------------

The Company's general account includes all assets not allocated to one of the Company's separate accounts. The general account options under this certificate include a fixed account and a guarantee period account to which the owner may allocate amounts and transfers.

Fixed Account
Crediting of Interest
We will establish effective annual rates of interest for any amounts allocated or transferred to this fixed account from time to time. Any purchase payment allocation or transfer to the fixed account will be credited interest at the rate applicable for its class. We guarantee that the rate of interest in effect for any amounts allocated or transferred will remain in effect for at least twelve months from the date such allocation or transfer is made. At any time after the end of the twelve month period for a particular allocation, we may change the annual rate of interest without prior notice. We guarantee that any subsequent change in the annual rate of interest will remain in effect for a minimum of twelve months from the effective date of change.

Interest will be credited on a daily basis at a daily rate which is equivalent to the effective annual interest rate for that allocation. The effective annual interest rate applicable to an allocation will never be less than 3% annually.

Transfer Limitations
Transfers from and to the fixed account are subject to the following conditions:

      The owner may make four transfers from the fixed account to the variable account each certificate year. The total amount transferred may not exceed the maximum amount allowed for any certificate year. We reserve the right to waive this limitation.

      The maximum amount that may be transferred each certificate year is a percentage of the value of the fixed account as of the last certificate anniversary less any prior transfers made that certificate year. The percentage rate, which will be declared by the Company from time to time, will not be less than 10 percent. The percentage rate on the certificate effective date for the maximum transfer amount is shown on the Information Page.

      Amounts from the fixed account may not be transferred to any guarantee period or variable sub-account as identified by us whose underlying portfolio's assets consist of more than 50% investment in income producing securities, such as the money market accounts, certificates of deposit, U.S. Treasury or other U.S. Government securities, bonds or any other fixed income investment.

                               TCG-313-197 Page 9

      Each time an amount is transferred from the fixed account into the variable account, the owner may not transfer any amounts back to the fixed account for six months following the date of the original transfer.

Guarantee Period Account
Guarantee Period
Each amount allocated or transfer made to the guarantee period account will establish a new guarantee period. Each guarantee period offers a specified duration with a corresponding guaranteed interest rate. The owner may not select a guarantee period whose duration will extend beyond the annuity date, as described in the settlement option provision section. We will never offer a guarantee period with a duration of less than a year.

Crediting of Interest
We will establish a guaranteed interest rate for each guarantee period. This rate will remain in effect for the specified duration of the guarantee period. interest will be credited on a daily basis at a daily rate which is equivalent to the effective annual guaranteed interest rate for that guarantee period. The guaranteed interest rate applicable to a guarantee period will never be less than 3% annually.

Interest Adjustment
We will deduct an interest adjustment from amounts withdrawn or transferred from a guarantee period before the end of the guarantee period. We will not make an interest adjustment upon the death of the owner or within the 30-day period before the end of the guarantee period. We may waive the interest adjustment in connection with certain options offered with this certificate.

Any applicable interest rate adjustment will be calculated by multiplying the amount withdrawn, transferred or annuitized before the reduction for any contingent deferred sales load by the formula described below:

         [(1 + I)/(1 + J + .005)]n/12 - 1

   I = The guaranteed interest rate credited to the current guarantee period.

   J = The current interest rate offered for a guarantee period equal to the number of years remaining in the current guarantee period (fractional years are rounded up to the next full year). If no guarantee period equal to the number of years remaining in the current guarantee period is available, the rate will be established by linear interpolation.

   N = The number of full months remaining to the end of the current guarantee period.

The interest adjustment will be made if the current interest rate plus .005 is greater than the guaranteed interest rate.

The interest adjustment will never reduce the amount under a guarantee period to less than the allocation or transfer amount which initiated the guarantee period; less any prior withdrawals or transfers; plus daily interest accumulated at a 3% annual rate. There will be no upward adjustments.

Guarantee Period Expiration
At least 45 days, but not more than 60 days, prior to the expiration date of a guarantee period, we will notify the owner as to the options available when a guarantee period expires. The owner may elect to transfer the amount held in that guarantee period to another general account option or to a variable sub-account being offered by us at that time. The transfer request must be received no later than the day immediately following the end of the expiring guarantee period.

If no election is made, we will establish a new guarantee period of the same duration as the expiring guarantee period, if offered, with a new guaranteed interest rate declared by us for that guarantee period. If we are not currently offering guarantee periods with the same duration as the expiring guarantee period, the new guarantee period will be the next higher duration. If the guarantee period extends beyond the annuity date, we will then select the longest period that will not extend the guarantee period beyond such date.

                              TCG-313-197 Page 10


--------------------------------------------
Transfer Provisions
--------------------------------------------

The owner may transfer all or a portion of the account value between and among the variable sub-accounts and general account options subject to the limitations as described in this section and the general account section of this certificate.

All transfer requests must specify (a) the amount of the transfer; (b) the variable sub-account or general account option from which the transfer is to be made; and (c) the variable sub-account or general account option which is to receive the transfer. All transfers will be made as of the valuation day we receive the request at our service center.

     Before the annuity date, transfers in excess of the maximum per certificate year, as shown on the Information Page, will be subject to a transfer fee, as described in the charges, fees and services section of this certificate. We reserve the right to waive the transfer fee.

After the annuity date, transfers are only permitted if a variable payment option is elected. Such transfers among the variable sub-accounts are limited to four per certificate year. We reserve the right to change the number of transfers available after the annuity date.

The minimum amount that may be transferred from a variable sub-account, the fixed account or any guarantee period under the guarantee period account is the lesser of $1,000 or the entire value of the variable sub-account, fixed account or guarantee period from which the transfer is being made. The minimum amount that may be initially allocated or transferred into a variable sub-account or the fixed account is shown on the Information Page. The minimum amount that must always be transferred into any guarantee period is shown on the Information Page. We reserve the right to waive the minimum(s) in connection with certain options offered with this certificate.

---------------------------------------------------------
Withdrawal Provisions
---------------------------------------------------------

Before the annuity date and subject to the conditions below the owner may:

      Withdraw a portion of the account value for cash subject to any applicable interest adjustment; contingent deferred sales load, and premium tax charges; or

          Automatically withdraw a portion of the account value by electing the systematic withdrawal option; or

      value by electing the systematic withdrawal option; or

      Withdraw the cash surrender value and terminate this certificate.

Any amount withdrawn that exceeds the allowed amount, as described below, may be subject to a contingent deferred sales load. All withdrawals will be made from purchase payments on a first in, first out basis, then from earnings and last from credits.

Partial Withdrawal Provisions
Partial withdrawals taken from the variable sub-accounts or general account options are subject to a minimum withdrawal amount equal to the lesser of $1,000 or the entire value of the variable sub-account, fixed account or guarantee period from which the withdrawal is being made. We reserve the right to limit the number of partial withdrawals that may be taken from the general account options in any certificate year. We reserve the right not to process any withdrawal if the resulting account value is below the minimum, as shown on the Information Page.

Systematic Withdrawal Option
The owner may elect to automatically receive a series of partial withdrawals under the systematic withdrawal option subject to the following conditions:

      Systematic withdrawals may be subject to a fee as described in the charges, fees and services section of this certificate.

                              TCG-313-197 Page 11

      Systematic withdrawals may only be taken from variable sub-accounts and general account options as designated by us from time to time. We reserve the right to prospectively change such designations.

The owner may terminate systematic withdrawals at any time by notifying us at our service center. Once the option has been terminated, it may not be elected again for a twelve month period. Systematic withdrawals will automatically terminate if the certificate is annuitized, surrendered or otherwise distributed as a result of the owner's death.

Surrender of this Certificate
The owner may surrender this certificate to us for its cash surrender value on or before the annuity date. Surrender of the certificate will be subject to any withdrawal limitations imposed under applicable federal or state law, rules or regulations.

Payment of the cash surrender value to the owner will be in full settlement of our liability under the certificate.

Withdrawal of Funds Without Charges
At the end of the free look period or 30 days after the certificate effective date, whichever is later, the owner may make withdrawals up to the allowed amount each certificate year before the annuity date without incurring a contingent deferred sales load.

The allowed amount is equal to 10% of purchase payments less than seven years old as of the last certificate anniversary, less any previous withdrawals taken in that certificate year. For the first certificate year, the allowed amount is equal to 10% of purchase payments as of the time of the first withdrawal, less any previous withdrawals taken that certificate year. Previous withdrawals include partial withdrawals and certain scheduled withdrawals, such as systematic withdrawals. Any amounts that exceed the allowed amount will be subject to a contingent deferred sales load. Purchase payments that are older than seven years old will not be subject to a contingent deferred sales load.

Amounts withdrawn from any guarantee period account may be subject to an interest adjustment as described in the general account section of this certificate.

Contingent Deferred Sales Load
A contingent deferred sales load may apply when a withdrawal from, or surrender of, this certificate occurs. For purposes of determining the contingent deferred sales load, all withdrawals are made first from purchase payments on a first-in, first-out basis and then from earnings.

We calculate the contingent deferred sales load separately for each purchase payment received by us. The contingent deferred sales load is a percentage of the withdrawn purchase payment.

The applicable contingent deferred sales load percentages, as shown on the Information Page, are based on the number of complete years from the receipt of the purchase payment(s) to the date of withdrawal.

Waiver of Contingent Deferred Sales Load We will waive the contingent deferred sales load:

     On the allowed amount.

      Upon annuitization on or after the first certificate anniversary, if the selected settlement option involves life contingencies.

      Upon the owner's death before the annuity date.

--------------------------------------------------
Settlement Option Provisions
--------------------------------------------------

      On the annuity date, we will apply the annuity amount, as defined below, to provide payments under the settlement option selected by the owner. The first settlement option payment will be made 30 days after the annuity date.

      Settlement option payments may be made in monthly, quarterly, semi-annual or annual installments as selected by the owner.

                              TCG-313-197 Page 12

The owner may change the annuity date and settlement and payment option by notifying our service center at least 30 days in advance of the annuity date.

The annuity date must be on or before the later of (A) and (B) where:

   (A) is the first day of the calendar month immediately preceding the month of the annuitant's or joint annuitant's 85th birthday, whichever is earlier, and;

   (B) is the first day of the month immediately following the tenth certificate anniversary.

The annuity date may not be earlier than the first day of the calendar month coinciding with the first certificate anniversary.

After the annuity date, we will not allow the owner to make:

      Any changes to either the settlement or payment option;

      Additional purchase payments; or

      Any further withdrawals.

Annuity Amount
The annuity amount we will apply to provide payments is equal to the account value; less any interest adjustment, contingent deferred sales load and any premium tax charges.

Minimum Requirements
We reserve the right to offer a less frequent mode of payment than the mode selected by the owner or make a cash payment to the owner equal to the cash surrender value if:

      The annuity amount is less than $5,000; or

      The amount of the first fixed payment is less than $150; or

     The amount of the first variable payment is less than $150 or if a variable payment from a variable sub-account is less than $75.

If we make such a cash payment it will be in full settlement of our liability under this certificate.

Settlement Options
The settlement options the owner may choose from are listed below. For any settlement option involving life contingencies, it is possible that no settlement option payments will be made from this certificate if, after the annuity date but before the first settlement option payment is made, the annuitant and joint annuitant or contingent annuitant, as applicable, dies.

Life Annuity
Provides payments to the owner for as long as the annuitant lives. Payments will end with the payment due just before the annuitant's death and there is no provision for a death benefit payable to a beneficiary.

     Life Annuity with Period Certain Provides payments to the owner for the longer of: a) the annuitant's life; or (b) the period certain. The period certain may be 120, 180 or 240 months. If the annuitant dies during the period certain, payments will continue until the end of the period certain.

Life and Contingent Annuity
Provides payments to the owner for as long as the annuitant lives. If the annuitant dies, payments will continue for as long as the contingent annuitant lives in an amount equal to 50%, 66 2/3% or 100% of the original payment, as selected. Payments will then end with the payment due just before the contingent annuitant's death.

Joint and Survivor Annuity
Provides payments to the owner for as long as the survivor of the annuitant or joint annuitant lives. After the first annuitant dies, payments will continue for as long as the survivor lives in an amount equal to 50%, 66 2/3% or 100% of the original payment, as selected. Payments will then end with the payment due just before the death of the survivor.

Other Forms of Payment
Payments can be provided under other settlement options not described in this section. Contact our service center for more information.

                              TCG-313-197 Page 13


-------------------------------------------------
Settlement Option Payments
-------------------------------------------------

      Settlement option payments may be fixed or variable or a combination of both.

      The fixed payment option provides for settlement option payments that remain constant and are not affected by the investment performance of the variable sub-accounts.

      The variable payment option provides for settlement option payments that vary based on the investment performance of the variable sub-account(s) selected by the owner. These payments may increase, decrease or remain the same.

Fixed Payment Option
Amount of Fixed Payment
The owner may elect to have all or a portion of the annuity amount applied to provide fixed payments. On the annuity date, we will determine the dollar amount of the fixed payments by applying the portion of the annuity amount allocated to provide fixed payments as a single payment based on the settlement option chosen and the age and sex of the annuitant(s), using the appropriate guaranteed annuity rate tables. If required by law, we will use the appropriate unisex guaranteed annuity rate tables. The monthly annuity rate tables are contained in the appendix.

Variable Payment Option
Amount of First Variable Payment
The owner may elect to have all or a portion of the annuity amount applied to provide settlement option payments that vary based on the investment performance of selected variable sub-accounts. The amount of the first variable payment will be equal to the benefit that could be purchased by applying the portion of the annuity amount allocated to provide the variable payments as a single payment based on the settlement option chosen and age and sex of the annuitant(s) using the appropriate guaranteed annuity rate tables. If required by law, we will use the appropriate unisex guaranteed annuity rate tables. The monthly annuity rate tables are contained in the appendix.

Amount of Subsequent Variable Payments
We determine the dollar amount of the second and subsequent variable payments by first identifying the number and value of the variable annuity units for each variable sub-account. Variable annuity units are the unit of measure used to determine such payments. For each payment we multiply the number of variable annuity units by the value of the variable annuity units for each variable sub-account.

The number of variable annuity units for each variable sub-account will remain the same for the second and subsequent variable payments (unless amounts are transferred to or from a variable sub-account) and the value of the variable annuity units in each variable sub-account will vary. As a result of the variation in the value of variable annuity units for each variable sub-account between payments, the dollar amount of each variable payment after the first may increase, decrease or remain the same.

Number of Variable Annuity Units
The number of variable annuity units for each variable sub-account is determined by dividing the first variable payment by the value of the variable annuity units of each variable sub-account on the annuity date.

Value of Variable Annuity Units
The variable annuity unit values depend on the net investment factor and the assumed interest rate. The value of a variable annuity unit for each variable sub-account for any valuation day is equal to (A) times (B) times (C), where:

   (A) is the variable annuity unit value on the immediately preceding valuation day;

   (B) is the net investment factor (determined in accordance with the net investment factor provision on Page 7), for the valuation period just ended; and

                              TCG-313-197 Page 14

   (C) is the investment result adjustment factor (.99989255)n, which recognizes an assumed interest rate of 4% per year. The Company reserves the right to offer other assumed interest rates with appropriate investment result adjustment factors. The "n" in the investment result adjustment factor is the number of days since the preceding valuation day.

Once settlement option payments begin, we guarantee the amount of each variable payment will not be affected by variations in expenses or mortality experience.

Death Benefit Provisions

We must distribute death benefits or continue making settlement option payments under this certificate according to the requirements of Code Section 72(s) as long as this certificate is in force or benefits remain to be paid.

We will not accept any additional purchase payments after the death of the owner or joint owner.

If any ownership change is made, the death benefit under this certificate may be reduced in accordance with our then current underwriting rules. Such reduction will never decrease the death benefit below the account value.

We must receive proof of death before any benefits are distributed from this certificate. Proof of death acceptable to us includes:

      A certified copy of a death certificate
      A certified copy of a court decree stating the cause of death A written statement by a medical doctor who attended the deceased Any other proof or documents we may require

Amount of Death Benefit
If the owner or joint owner dies before the annuity date and neither the deceased owner nor the joint owner had attained the age of 80, the guaranteed minimum death benefit is equal to the greatest of (A) or (B) where:

 (A) is the account value less any credits less than twelve months old.

 (B) is 100% of purchase payments, less the sum of all withdrawals and any applicable premium tax charges.

The guaranteed minimum death benefit will be determined as of the end of the valuation period during which our service center receives both proof of death of the owner or joint owner and the written notice of the form of benefit elected by the person to whom the death benefit is payable.

Amount of Death Benefit after the Owner or Joint Owner attains age 80
If the owner or joint owner dies before the annuity date and either the deceased owner or surviving owner had attained the age of 80, the death benefit is equal to the account value less any credits less than twelve months old. For purposes of calculating such death benefit, the account value is determined as of the date the death benefit is paid.

Death of Owner or Joint Owner before the Annuity Date
If the owner or joint owner dies before the annuity date, we will pay the death benefit as specified in this section. The entire death benefit must be distributed within five years after the owner's death. If the owner is not an individual, an annuitant's death will be treated as the death of the owner as provided in Code Section 72(s)(6). For example, this certificate will remain in force with the annuitant's surviving spouse as the new annuitant if:

      This certificate is owned by a trust; and

      The beneficiary shown on the Information Page is either the annuitant's surviving spouse, or a trust holding the certificate solely for the benefit of such spouse.

The manner in which we will pay the death benefit depends on the status of the person(s) involved in this certificate. The death benefit will be payable to the first person from the applicable list below:

                              TCG-313-197 Page 15

If the owner is the annuitant: The joint owner, if any; then The beneficiary, if any.

If the owner is not the annuitant: The joint owner, if any; then The beneficiary, if any; then The annuitant; then The joint annuitant; if any.

If the death benefit is payable to the owner's surviving spouse, (or to a trust for the sole benefit of such surviving spouse), we will continue this certificate with the owner's spouse as the new annuitant (if the owner was the annuitant) and the new owner (if applicable), unless such spouse selects another option as provided below.

If the death benefit is payable to someone other that the owner's surviving spouse, we will pay the death benefit in a lump sum payment to, or for the benefit of, such person within five years after the owner's death, unless such person(s) selects another option as provided below.

In lieu of the automatic form of death benefit specified above, the person(s) to whom the death benefit is payable may elect to receive it:

      In a lump sum; or

      As settlement option payments, provided the person making the election is an individual. Such payments must begin within one year after the owner's death and must be in equal amounts over a period of time not extending beyond the individual's life or life expectancy.

Election of either option must be made no later than 60 days prior to the one year anniversary of the owner's death. Otherwise, the death benefit will be settled under the appropriate automatic form of benefit specified above.

If the person to whom the death benefit is payable dies before the entire death benefit is paid, we will pay the remaining death benefit in a lump sum to the payee named by such person or, if no payee was named, to such person's estate.

If the death benefit is payable to a non-individual (subject to the special rule for a trust for the sole benefit of a surviving spouse), we will pay the death benefit in a lump sum within one year after the owner's death.

If the Annuitant Dies Before the Annuity Date
If an owner and an annuitant are not the same individual and the annuitant (or the last of joint annuitants) dies before the annuity date, the owner will become the annuitant until a new annuitant is selected.

Death after the Annuity Date
If an owner or an annuitant dies after the annuity date, any amounts payable will continue to be distributed at least as rapidly as under the settlement and payment option then in effect on the date of death.

Upon the owner's death after the annuity date, any remaining ownership rights granted under this certificate will pass to the person to whom the death benefit would have been paid if the owner had died before the annuity date, as specified above.

Survival Provision
The interest of any person to whom the death benefit is payable who dies at the time of, or within 30 days after, the death of the owner will also terminate if no benefits have been paid to such beneficiary, unless the owner had given us written notice of some other arrangement.

                              TCG-313-197 Page 16


Charges, Fees and Services

Premium Tax Charge
Some jurisdictions impose on us a premium tax on annuities. If a premium tax is imposed, we reserve the right to deduct this amount from purchase payments or account value, as appropriate. For purposes of this certificate, premium tax charges include retaliatory taxes or other similar taxes.

Mortality and Expense Risk Charge
The amount of the annual mortality and expense risk charge is shown on the Information Page. The mortality and expense risk charge will be deducted on a daily basis from the assets in each variable sub-account as part of the calculation of the variable accumulation unit.

Administrative Expense Charge
The amount of the annual administrative expense charge on the certificate effective date is shown on the Information Page. The administrative expense charge will be deducted on a daily basis from the assets in each variable sub-account as part of the calculation of the variable accumulation unit.

We may change this charge upon 30 days advance written notice to the owner. Any increase in the administrative expense charge will apply prospectively to administrative expense charges deducted after the effective date of change. The administrative expense charge will not exceed an annual charge of 0.35%.

Transfer Fee
We reserve the right to impose a transfer fee for each transfer in excess of the number shown on the Information Page made during a single certificate year. The amount of the transfer fee on the certificate effective date is shown on the Information Page. This fee will not increase. The transfer fee will be deducted from the amount of the transfer prior to its reallocation. We reserve the right to waive the transfer fee.

Systematic Withdrawal Fee
We reserve the right to impose an annual processing fee for the systematic withdrawal option. The amount of the systematic withdrawal fee on the certificate effective date is shown on the Information Page. Any fee imposed will not exceed $25 per certificate year.

Account Fee
Before the annuity date, an annual account fee will be deducted from the account value on the last business day of each certificate year and if different, the date the certificate is surrendered. The amount of the annual account fee on the certificate effective date is shown on the Information Page. The account fee will be deducted on a pro rata basis from the account value. There will be no interest adjustment on any deductions from the guarantee period account for this fee.

We may change this fee prospectively upon 30 days advance written notice to the owner. Any increase will not result in the account fee exceeding a maximum annual account fee equal to the lesser of 2% of the account value or $60.

Annuity Fee
After the annuity date, an annual fee equal to the amount shown on the Information Page will be deducted in equal amounts from distributions made under the variable payment option. We reserve the right to waive this fee.

Statements of Account
At least once during each certificate year, we will send the owner a statement of account reflecting the account value of the certificate. Statements of account will cease to be provided to the owner after the annuity date.

                              TCG-313-197 Page 17

General Provisions

Entire Contract
This certificate, the group certificate contract and any attached endorsements and riders are the entire contract.

Misstatement of Age and Sex
If the age or sex of the annuitant(s) and/or of any other measuring life has been misstated, the settlement option payments payable under this certificate will be whatever the annuity amount would provide for the correct age or sex of the annuitant(s) and/or of any other measuring life on the annuity date. Any underpayment by us, as a result of such misstatement, will be paid in a lump sum on the next settlement option payment made by us, and any overpayment will be deducted from the current or succeeding payments.

Proof of Existence and Age
Before making any payment under this certificate, we may require proof of the existence and age of the owner, the annuitant and/or any other measuring life. We may also require any other information as we may need in order to provide benefits under the certificate.

Changes
No provision of this certificate may be changed or waived unless done in writing and signed by two of our authorized officers. We will not make any change that reduces the amounts payable under this certificate unless the change is required by law. We will provide the owner a copy of any changes we make to this certificate.

Income Tax Qualification
This certificate is intended to qualify as an annuity contract for federal income tax purposes. All provisions in this certificate will be interpreted to maintain such tax qualification. We may make changes in order to maintain this qualification or to conform this certificate to any applicable changes made in the tax qualification requirements. We will provide the owner with a copy of any changes we make to this certificate.

Incontestability
This certificate is incontestable from the certificate effective date.

Assignment of this Certificate
To make ownership changes or assign rights to another person, the owner must notify us at our service center. An assignment or ownership change is not binding on us until we receive the necessary documentation and acknowledge the request. We are not responsible for the validity or effect - tax or otherwise - of any assignment or ownership change. If an ownership change is made, the death benefit under this certificate may be reduced in accordance with our then current underwriting rules. Such reduction will never decrease the death benefit below the account value.

Payments by/to the Company
All purchase payments paid to us or amounts paid by us from this certificate will be made in the legal currency of the United States of America.

Delay of Payment or Transfer
Except as provided below, we will pay amounts due from this certificate within seven days of the date our service center receives both the request for such amount and all the necessary requirements in a form and manner acceptable to us.

We reserve the right to delay the payment of any benefits payable, amounts withdrawn or transfers requested from the variable account due to: (a) the closure of the New York Stock Exchange for reasons other than usual weekends, holidays or if trading on such Exchange is restricted; (b) the existence of an emergency as defined by the Securities and Exchange Commission of the United States Government or restrictions of trading by the Commission; or (c) delays permitted by the Securities and Exchange Commission for the protection of security holders.

We further reserve the right to delay payment of any withdrawal from the general account options for up to six months after we receive the request for withdrawal. If we delay payment for more than 30 days, we will pay interest as provided in this certificate on the withdrawal amount up to the date of payment.

                              TCG-313-197 Page 18

Minimum Benefits
Any settlement option payments, cash surrender value or death benefits that may be available under this certificate will not be less than the minimum benefits required by any statute of the jurisdiction in which this certificate was issued.

Protection of Benefits/Proceeds
To the extent permitted by law, no payment of benefits or interest will be subject to the claim(s) of any creditor of any owner, annuitant or beneficiary or to any claim or process of law against any owner, annuitant or beneficiary.

Non-Participating
This certificate is classified as a non-participating certificate. It does not participate in our profits or surplus, and therefore no dividends are payable.

Appendix


                               ANNUITY RATE TABLES

Applicability of Rates - The guaranteed annuity rates contained in Tables I, II and III will be used to provide a minimum guaranteed monthly annuity under the fixed annuity payment option. The annuity rates contained in Tables IV, V and VI will be used to determine the first monthly annuity payment under the variable annuity payment option.

The rates contained in this certificate are for each $1,000 applied under the applicable settlement option and do not include any applicable premium tax charges. Any applicable premium tax charges will be withdrawn as described in the premium tax charge provision of the certificate.

Tables I and II under the fixed annuity payment option and Tables IV and V under the variable annuity payment option, as applicable, will be used for all settlement options, subject to any limitations imposed under: (a) a retirement plan or program under which this certificate is issued; or (b) applicable federal or state law, rules or regulations which restrict the use of such rates. If any federal or state law, rules or regulations prohibits the use of the rates provided under these Tables, then the annuity rates provided under Tables III and VI, as applicable, will be used.

Rates Not Shown - Any rates not shown in the Tables contained in this certificate will be provided by us upon request.

                              TCG-313-197 Page 19


                              APPENDIX (continued)

                    TABLES OF GUARANTEED ANNUITY RATES UNDER
                          FIXED ANNUITY PAYMENT OPTION

                              TABLE I - MALE RATES

                                      LIFE                      LIFE ANNUITY WITH PERIOD CERTAIN
                  Age               ANNUITY                   120 Months        180 Months       240 Months
--------------------------------------------------------------------------------------------------------------
                  40                   3.76                       3.76              3.75              3.73
                  41                   3.80                       3.79              3.78              3.76
                  42                   3.84                       3.83              3.82              3.80
                  43                   3.88                       3.87              3.86              3.83
                  44                   3.93                       3.92              3.90              3.87
                  45                   3.97                       3.96              3.94              3.91
                  46                   4.02                       4.01              3.98              3.95
                  47                   4.07                       4.06              4.03              3.99
                  48                   4.13                       4.11              4.08              4.03
                  49                   4.18                       4.16              4.13              4.08
                  50                   4.24                       4.21              4.18              4.13
                  51                   4.30                       4.27              4.23              4.17
                  52                   4.37                       4.33              4.29              4.22
                  53                   4.43                       4.40              4.34              4.28
                  54                   4.51                       4.46              4.41              4.33
                  55                   4.58                       4.53              4.47              4.38
                  56                   4.66                       4.60              4.54              4.44
                  57                   4.74                       4.68              4.60              4.50
                  58                   4.83                       4.76              4.67              4.56
                  59                   4.92                       4.84              4.75              4.61
                  60                   5.02                       4.93              4.83              4.68
                  61                   5.12                       5.02              4.90              4.74
                  62                   5.23                       5.12              4.99              4.80
                  63                   5.34                       5.22              5.07              4.87
                  64                   5.47                       5.33              5.16              4.93
                  65                   5.60                       5.45              5.25              5.00
                  66                   5.74                       5.57              5.35              5.06
                  67                   5.90                       5.69              5.45              5.12
                  68                   6.06                       5.83              5.55              5.18
                  69                   6.24                       5.97              5.64              5.24
                  70                   6.43                       6.11              5.74              5.30
                  71                   6.63                       6.26              5.84              5.35
                  72                   6.84                       6.42              5.95              5.41
                  73                   7.07                       6.58              6.05              5.45
                  74                   7.32                       6.74              6.14              5.50
                  75                   7.58                       6.91              6.24              5.54
                  76                   7.86                       7.08              6.33              5.57
                  77                   8.16                       7.26              6.42              5.61
                  78                   8.48                       7.43              6.50              5.63
                  79                   8.83                       7.61              6.58              5.66
                  80                   9.20                       7.79              6.65              5.68
--------------------------------------------------------------------------------------------------------------

Basis of Computation - The actuarial basis for the annuity rates contained in this Table I, is the 1983a Annuity Mortality Table for males, without projection, set back 5 years, with an interest rate of 3.5% per annum.


                              TCG-313-197 Page 20


                              APPENDIX (continued)

                    TABLES OF GUARANTEED ANNUITY RATES UNDER
                          FIXED ANNUITY PAYMENT OPTION

                             TABLE II - FEMALE RATES

                                      LIFE                      LIFE ANNUITY WITH PERIOD CERTAIN
                  Age               ANNUITY                   120 Months        180 Months       240 Months
--------------------------------------------------------------------------------------------------------------
                  40                   3.58                       3.58              3.57              3.56
                  41                   3.61                       3.60              3.60              3.59
                  42                   3.64                       3.64              3.63              3.62
                  43                   3.67                       3.67              3.66              3.65
                  44                   3.71                       3.70              3.69              3.68
                  45                   3.74                       3.74              3.73              3.71
                  46                   3.78                       3.77              3.76              3.75
                  47                   3.82                       3.81              3.80              3.78
                  48                   3.86                       3.85              3.84              3.82
                  49                   3.90                       3.89              3.88              3.86
                  50                   3.95                       3.94              3.92              3.90
                  51                   4.00                       3.98              3.97              3.94
                  52                   4.05                       4.03              4.01              3.98
                  53                   4.10                       4.08              4.06              4.03
                  54                   4.15                       4.14              4.11              4.08
                  55                   4.21                       4.19              4.17              4.13
                  56                   4.28                       4.25              4.22              4.18
                  57                   4.34                       4.32              4.28              4.23
                  58                   4.41                       4.38              4.34              4.28
                  59                   4.48                       4.45              4.41              4.34
                  60                   4.56                       4.52              4.47              4.40
                  61                   4.64                       4.60              4.55              4.46
                  62                   4.73                       4.68              4.62              4.52
                  63                   4.82                       4.77              4.70              4.59
                  64                   4.92                       4.86              4.78              4.66
                  65                   5.03                       4.96              4.86              4.72
                  66                   5.14                       5.06              4.95              4.79
                  67                   5.26                       5.17              5.04              4.86
                  68                   5.39                       5.28              5.14              4.93
                  69                   5.52                       5.40              5.24              5.01
                  70                   5.67                       5.52              5.34              5.07
                  71                   5.82                       5.66              5.44              5.14
                  72                   5.99                       5.80              5.55              5.21
                  73                   6.17                       5.95              5.66              5.27
                  74                   6.36                       6.10              5.77              5.34
                  75                   6.57                       6.27              5.88              5.40
                  76                   6.80                       6.44              6.00              5.45
                  77                   7.04                       6.61              6.11              5.50
                  78                   7.31                       6.80              6.21              5.54
                  79                   7.60                       6.99              6.32              5.58
                  80                   7.91                       7.18              6.42              5.62
--------------------------------------------------------------------------------------------------------------

Basis of Computation - The actuarial basis for the annuity rates contained in this Table II, is the 1983a Annuity Mortality Table for females, without projection, set back 5 years, with an interest rate of 3.5% per annum.



TCG-313-197                                                                                                     Page 21


                              APPENDIX (continued)

                    TABLES OF GUARANTEED ANNUITY RATES UNDER
                          FIXED ANNUITY PAYMENT OPTION

                            TABLE III - UNISEX RATES

                                      LIFE                      LIFE ANNUITY WITH PERIOD CERTAIN
                  Age               ANNUITY                   120 Months        180 Months       240 Months
--------------------------------------------------------------------------------------------------------------
                  40                   3.69                       3.69              3.68              3.66
                  41                   3.73                       3.72              3.71              3.70
                  42                   3.76                       3.76              3.75              3.73
                  43                   3.80                       3.79              3.78              3.76
                  44                   3.84                       3.83              3.82              3.80
                  45                   3.88                       3.87              3.86              3.83
                  46                   3.93                       3.92              3.90              3.87
                  47                   3.97                       3.96              3.94              3.91
                  48                   4.02                       4.01              3.98              3.95
                  49                   4.07                       4.06              4.03              4.00
                  50                   4.13                       4.11              4.08              4.04
                  51                   4.18                       4.16              4.13              4.08
                  52                   4.24                       4.22              4.18              4.13
                  53                   4.30                       4.27              4.24              4.18
                  54                   4.37                       4.33              4.29              4.23
                  55                   4.44                       4.40              4.35              4.28
                  56                   4.51                       4.47              4.42              4.34
                  57                   4.59                       4.54              4.48              4.40
                  58                   4.66                       4.61              4.55              4.45
                  59                   4.75                       4.69              4.62              4.51
                  60                   4.84                       4.77              4.69              4.57
                  61                   4.93                       4.86              4.77              4.64
                  62                   5.03                       4.95              4.85              4.70
                  63                   5.14                       5.05              4.93              4.76
                  64                   5.25                       5.15              5.02              4.83
                  65                   5.37                       5.26              5.11              4.89
                  66                   5.50                       5.37              5.20              4.96
                  67                   5.64                       5.49              5.29              5.03
                  68                   5.79                       5.61              5.39              5.09
                  69                   5.95                       5.75              5.49              5.15
                  70                   6.12                       5.88              5.59              5.22
                  71                   6.31                       6.03              5.69              5.28
                  72                   6.50                       6.18              5.80              5.34
                  73                   6.71                       6.33              5.90              5.39
                  74                   6.93                       6.49              6.01              5.44
                  75                   7.17                       6.66              6.11              5.49
                  76                   7.43                       6.84              6.21              5.53
                  77                   7.71                       7.01              6.31              5.57
                  78                   8.01                       7.19              6.40              5.61
                  79                   8.33                       7.37              6.49              5.63
                  80                   8.67                       7.56              6.57              5.66
--------------------------------------------------------------------------------------------------------------

Basis of Computation - The actuarial basis for the annuity rates contained in this Table III, is the 1983a Annuity Mortality Table, without projection, blended 60% males and 40% females, set back 5 years, with an interest rate of 3.5% per annum.



                              TCG-313-197 Page 22


                              APPENDIX (continued)

                          TABLES OF ANNUITY RATES UNDER
                         VARIABLE ANNUITY PAYMENT OPTION

                              TABLE IV - MALE RATES

                                      LIFE                      LIFE ANNUITY WITH PERIOD CERTAIN
                  Age               ANNUITY                   120 Months        180 Months       240 Months
--------------------------------------------------------------------------------------------------------------
                  40                   4.08                       4.07              4.06              4.04
                  41                   4.12                       4.11              4.09              4.07
                  42                   4.16                       4.15              4.13              4.11
                  43                   4.20                       4.18              4.17              4.14
                  44                   4.24                       4.23              4.21              4.18
                  45                   4.29                       4.27              4.25              4.21
                  46                   4.33                       4.32              4.29              4.25
                  47                   4.38                       4.36              4.33              4.29
                  48                   4.44                       4.41              4.38              4.33
                  49                   4.49                       4.46              4.43              4.38
                  50                   4.55                       4.52              4.48              4.42
                  51                   4.61                       4.57              4.53              4.47
                  52                   4.67                       4.63              4.59              4.52
                  53                   4.74                       4.69              4.64              4.57
                  54                   4.81                       4.76              4.70              4.62
                  55                   4.88                       4.83              4.76              4.67
                  56                   4.96                       4.90              4.83              4.73
                  57                   5.04                       4.97              4.89              4.78
                  58                   5.13                       5.05              4.96              4.84
                  59                   5.22                       5.13              5.04              4.90
                  60                   5.31                       5.22              5.11              4.96
                  61                   5.42                       5.31              5.19              5.02
                  62                   5.52                       5.41              5.27              5.08
                  63                   5.64                       5.51              5.36              5.14
                  64                   5.76                       5.62              5.44              5.20
                  65                   5.90                       5.73              5.53              5.27
                  66                   6.04                       5.85              5.62              5.33
                  67                   6.19                       5.98              5.72              5.39
                  68                   6.36                       6.11              5.82              5.45
                  69                   6.53                       6.25              5.91              5.51
                  70                   6.72                       6.39              6.01              5.56
                  71                   6.92                       6.54              6.11              5.61
                  72                   7.14                       6.69              6.21              5.67
                  73                   7.37                       6.85              6.31              5.71
                  74                   7.62                       7.01              6.40              5.75
                  75                   7.88                       7.18              6.49              5.79
                  76                   8.16                       7.35              6.58              5.83
                  77                   8.46                       7.52              6.67              5.86
                  78                   8.79                       7.70              6.75              5.89
                  79                   9.13                       7.87              6.83              5.91
                  80                   9.51                       8.05              6.90              5.93
--------------------------------------------------------------------------------------------------------------

Basis of Computation - The actuarial basis for the annuity rates contained in this Table IV, is the 1983a Annuity Mortality Table for males, without projection, set back 5 years, with an assumed interest rate of 4% per annum.



                              TCG-313-197 Page 23


                              APPENDIX (continued)

                          TABLES OF ANNUITY RATES UNDER
                         VARIABLE ANNUITY PAYMENT OPTION

                             TABLE V - FEMALE RATES

                                      LIFE                      LIFE ANNUITY WITH PERIOD CERTAIN
                  Age               ANNUITY                   120 Months        180 Months       240 Months
--------------------------------------------------------------------------------------------------------------
                  40                   3.90                       3.90              3.89              3.88
                  41                   3.93                       3.92              3.92              3.91
                  42                   3.96                       3.95              3.95              3.94
                  43                   3.99                       3.98              3.97              3.96
                  44                   4.02                       4.01              4.01              3.99
                  45                   4.06                       4.05              4.04              4.02
                  46                   4.09                       4.08              4.07              4.06
                  47                   4.13                       4.12              4.11              4.09
                  48                   4.17                       4.16              4.15              4.13
                  49                   4.21                       4.20              4.19              4.16
                  50                   4.26                       4.24              4.23              4.20
                  51                   4.30                       4.29              4.27              4.24
                  52                   4.35                       4.34              4.32              4.28
                  53                   4.40                       4.39              4.36              4.33
                  54                   4.46                       4.44              4.41              4.37
                  55                   4.52                       4.49              4.46              4.42
                  56                   4.58                       4.55              4.52              4.47
                  57                   4.64                       4.61              4.58              4.52
                  58                   4.71                       4.68              4.64              4.57
                  59                   4.78                       4.75              4.70              4.63
                  60                   4.86                       4.82              4.77              4.69
                  61                   4.94                       4.89              4.84              4.75
                  62                   5.03                       4.98              4.91              4.81
                  63                   5.12                       5.06              4.98              4.87
                  64                   5.22                       5.15              5.06              4.94
                  65                   5.32                       5.24              5.14              5.00
                  66                   5.43                       5.34              5.23              5.07
                  67                   5.55                       5.45              5.32              5.14
                  68                   5.68                       5.56              5.41              5.21
                  69                   5.81                       5.68              5.51              5.27
                  70                   5.96                       5.80              5.61              5.34
                  71                   6.11                       5.93              5.71              5.41
                  72                   6.28                       6.08              5.82              5.48
                  73                   6.46                       6.22              5.93              5.54
                  74                   6.65                       6.37              6.04              5.60
                  75                   6.86                       6.54              6.15              5.66
                  76                   7.09                       6.71              6.25              5.71
                  77                   7.33                       6.88              6.37              5.76
                  78                   7.60                       7.07              6.47              5.80
                  79                   7.89                       7.25              6.57              5.84
                  80                   8.20                       7.45              6.67              5.88
--------------------------------------------------------------------------------------------------------------

Basis of Computation - The actuarial basis for the annuity rates contained in this Table V, is the 1983a Annuity Mortality Table for females, without projection, set back 5 years, with an assumed interest rate of 4% per annum.



                              TCG-313-197 Page 24


                              APPENDIX (continued)

                          TABLES OF ANNUITY RATES UNDER
                         VARIABLE ANNUITY PAYMENT OPTION

                             TABLE VI - UNISEX RATES

                                      LIFE                      LIFE ANNUITY WITH PERIOD CERTAIN
                  Age               ANNUITY                   120 Months        180 Months       240 Months
--------------------------------------------------------------------------------------------------------------
                  40                   4.01                       4.00              4.00              3.98
                  41                   4.05                       4.04              4.03              4.01
                  42                   4.08                       4.07              4.06              4.04
                  43                   4.12                       4.11              4.09              4.07
                  44                   4.16                       4.14              4.13              4.11
                  45                   4.20                       4.18              4.17              4.14
                  46                   4.24                       4.22              4.21              4.18
                  47                   4.28                       4.27              4.25              4.22
                  48                   4.33                       4.31              4.29              4.26
                  49                   4.38                       4.36              4.33              4.30
                  50                   4.43                       4.41              4.38              4.34
                  51                   4.49                       4.46              4.43              4.38
                  52                   4.55                       4.52              4.48              4.43
                  53                   4.61                       4.57              4.54              4.48
                  54                   4.67                       4.64              4.59              4.53
                  55                   4.74                       4.70              4.65              4.58
                  56                   4.81                       4.76              4.71              4.63
                  57                   4.89                       4.83              4.77              4.68
                  58                   4.96                       4.91              4.84              4.74
                  59                   5.05                       4.99              4.91              4.80
                  60                   5.14                       5.07              4.98              4.86
                  61                   5.23                       5.15              5.05              4.92
                  62                   5.33                       5.24              5.13              4.98
                  63                   5.43                       5.34              5.21              5.04
                  64                   5.55                       5.44              5.30              5.10
                  65                   5.67                       5.54              5.39              5.17
                  66                   5.80                       5.66              5.48              5.23
                  67                   5.94                       5.77              5.57              5.30
                  68                   6.09                       5.90              5.67              5.36
                  69                   6.25                       6.03              5.76              5.42
                  70                   6.42                       6.16              5.86              5.48
                  71                   6.60                       6.31              5.96              5.54
                  72                   6.79                       6.46              6.06              5.60
                  73                   7.00                       6.61              6.17              5.65
                  74                   7.23                       6.77              6.27              5.70
                  75                   7.47                       6.93              6.37              5.75
                  76                   7.73                       7.10              6.46              5.79
                  77                   8.01                       7.28              6.56              5.82
                  78                   8.31                       7.46              6.65              5.86
                  79                   8.63                       7.64              6.73              5.89
                  80                   8.98                       7.82              6.82              5.91
--------------------------------------------------------------------------------------------------------------

Basis of Computation - The actuarial basis for the annuity rates contained in this Table VI, is the 1983a Annuity Mortality Table, without projection, blended 60% males and 40% females, set back 5 years, with an assumed interest rate of 4% per annum.



                              TCG-313-197 Page 25




















 ------------------------------------------------------------

 Transamerica Life Insurance and Annuity Company
 Home Office: 401 N. Tryon Street
 Charlotte, NC  28202
 A Stock Company
 ------------------------------------------------------------

                          Certificate of participation
                            issued in connection with
      Group flexible premium deferred annuity contract form no. TGP-713-197
                  Variable and fixed dollar settlement options
                          Separate Account Investments
                     Non-participating - No annual dividends

                               TCE-142-199 Page 1
Withdrawal of Funds Without Charges Endorsement

About this Endorsement

Transamerica Life Insurance and Annuity Company has issued this Endorsement as a part of the annuity contract to which it is attached.

For purposes of this Endorsement, the term "annuity contract" refers either to an individual annuity contract or to a group annuity certificate.

For purposes of this Endorsement, the term "earnings" refers to the difference between the account value and purchase payments received at a given point in time.

This Endorsement replaces the introduction to the Withdrawal Provisions section and the Withdrawal of Funds Without Charges provision of the annuity contract.

Withdrawal Provisions

Before the annuity date and subject to the conditions below, the owner may:

      Withdraw a portion of the account value for cash subject to any applicable interest adjustment; contingent deferred sales load, and premium tax charges; or

      Automatically withdraw a portion of the account value by electing the systematic withdrawal option; or Withdraw the cash surrender value and terminate the annuity contract.

Any amount withdrawn that exceeds the allowed amount, as described below, may be subject to a contingent deferred sales load. All withdrawals will be made from earnings and any applicable credits, then from purchase payments on a first in, first out basis.

--------------

Withdrawal of Funds Without Charges
After the right to cancel period ends or 30 days following the annuity contract effective date, whichever is later, the owner may make withdrawals up to and including the allowed amount each annuity contract year without incurring a contingent deferred sales load.

The allowed amount for a withdrawal is equal to the greater of:

          Total earnings of the annuity contract at the time of the withdrawal, less any previous withdrawals of earnings; or


      For the first annuity contract year, the allowed amount percentage (shown on the annuity contract information page), of purchase payments received before the first withdrawal, less any previous withdrawals of purchase payments; or

      For all subsequent years, the allowed amount percentage (shown on the annuity contract information page) of purchase payments received before the withdrawal less than seven years old as of the last annuity contract anniversary, less any previous withdrawals of such purchase payments.

Previous withdrawals include partial with-drawals and certain scheduled withdrawals, such as systematic withdrawals. Any amounts withdrawn that exceed the allowed amount will be subject to a contingent deferred sales load. Withdrawals of earnings and withdrawals of purchase payments that are more than seven years old will not be subject to a contingent deferred sales load.

Amounts withdrawn from any guarantee period account may be subject to an interest adjustment as described in the General Account section of the annuity contract.

Signed for the Company at Charlotte, North Carolina to be effective on the annuity contract effective date.


                 TRANSAMERICA LIFE INSURANCE AND ANNUITY COMPANY

Additional Death Benefit Rider


-------------------------------------------------
About this rider
-------------------------------------------------

Transamerica Life Insurance and Annuity Company has issued this rider as a part of the certificate to which it is attached.

This rider will remain in effect until it expires or is surrendered, or the certificate is annuitized or surrendered. The owner(s) may terminate this benefit at any time by notifying us at our service center. Once terminated, this rider may not be reinstated or re-elected.



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Additional Death Benefit

If the owner or joint owner dies before the earlier of the Additional Death Benefit Rider Expiry Date on the certificate Information Page and the commencement of annuity payments, this rider will pay an additional death benefit equal to the Additional Death Benefit Rider Percentage, shown on the Information Page, times the excess, if any, of (a) over (b), on the last certificate anniversary, where:


(a) is the death benefit payable under the certificate (including any Guaranteed Minimum Death Benefit) and;

 Adjusted Premiums. is Adjusted Purchase Payments.

Adjusted Purchase Payments is the total of all purchase payments minus all Adjustments for Withdrawal. For any withdrawal, the Adjustment for Withdrawal is the amount withdrawn, including any contingent deferred sales load for such withdrawal, times the ratio of (i) the Adjusted Purchase Payments immediately before the withdrawal to (ii) the account value at that time.

Additional Death Benefit Premium
The premium for this benefit will be determined based on the account value on each certificate anniversary date. The Additional Death Benefit Rider Percentage rate, shown on the certificate Information Page, will be multiplied by the account value to determine the annual premium. One-twelfth of the annual premium will be withdrawn from the variable accumulated value monthly during the following year. If the variable accumulated value is not sufficient, the remaining amount will be deducted from the general account options accumulated value.

Amounts withdrawn for the purpose of paying premiums for this rider are not considered withdrawals in the determination of Adjusted Purchase Payments or for the purpose of calculating contingent deferred sales loads. The rider premiums withdrawn from the account value are considered distributions taxable to the owner according to the Code. These taxable distributions will be subject to the reporting and withholding rules of the Code and may be subject to penalty if the owner is less than 59 1/2 at the time of withdrawal.

Cash Surrender Value
This rider is primarily term insurance and is not designed to accumulate cash values; however, under some circumstances small cash values will be available. A description of the method of calculation of non-forfeiture values has been filed with the insurance supervisory officials of the state in which this certificate was issued.



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Signed for the Company at  Charlotte,  North  Carolina,  to be  effective on the certificate effective date.

                 TRANSAMERICA LIFE INSURANCE AND ANNUITY COMPANY